As filed with the Securities and Exchange Commission on April 28, 2020
Registration Nos. 333-53432
811-10263

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 80	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 82	☒
(Check appropriate box or boxes)

GUIDESTONE FUNDS
(Exact name of registrant as specified in charter)

5005 Lyndon B Johnson Freeway, Suite 2200
Dallas, TX 75244-6152
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s Telephone Number, including Area Code: (214) 720-4640
Copies to:
Matthew A. Wolfe, Esq. GuideStone Financial Resources of the Southern Baptist Convention 5005 Lyndon B Johnson Freeway, Suite 2200 Dallas, TX 75244-6152 (Name and Address of Agent for Service)	Alison M. Fuller, Esq. Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871 Telephone: (202) 419-8412

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 29, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2020
This Prospectus contains important information about the Funds, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest and keep it on hand for future reference.
These securities have not been approved or disapproved by the U.S Securities and Exchange Commission (the “SEC”), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Trust’s Annual and Semi-Annual Reports to Shareholders (“shareholder reports” or “reports”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on the Trust’s website (GuideStoneFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Fund by calling 1-888-GS-FUNDS (1-888-473-8637) or enrolling at My.GuideStone.org, or by contacting your financial intermediary (such as a broker-dealer).
You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-888-GS-FUNDS (1-888-473-8637) to let the Fund(s) know of your request. Your election to receive reports in paper will apply to all Funds held in your account.
PROSPECTUS
	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Strategic Alternatives Fund	GFSYX	GFSZX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Global Real Estate Securities Fund	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX

A look at the objectives, fees and expenses, strategies and performance and main risks of each Fund.

Details about the Funds' management and service providers.
Management of the Funds	175
Adviser	175
Sub-Advisers	177
Service Providers	190

Policies and instructions for opening, maintaining and closing an account.

Do you have questions about terms we use in this Prospectus?
For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.
GuideStone Funds Prospectus | 3

GuideStone Funds MyDestination 2015 Fund	Institutional GMTYX
Investor GMTZX
Investment Objective
The MyDestination 2015 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2015 Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses	0.44%	0.44%
Total annual Fund operating expenses	0.57%	0.82%
Fee waiver(1)	(0.07)%	(0.07)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)	The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$176	$ 255
5 Years	$311	$ 448
10 Years	$707	$1,007

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

4 | GuideStone Funds Prospectus

Principal Investment Strategies
•	The Fund pursues its objective by investing primarily in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.
•	Over time, the allocation to the asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed income securities and the percentage of equity securities to become more conservative each year until approximately 15 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during an investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.
•	The Adviser uses the following glide path to allocate the Fund’s assets.
•	At the Target Date, the Fund’s allocation to equities was approximately 55% of its assets. The Fund’s exposure to equities will continue to decline until approximately 15 years after its Target Date, when its allocation to equities will remain fixed at approximately 31% of its assets and the majority of the remainder will be invested in fixed income securities with allocations to real assets and alternative investments.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”), commodities and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
GuideStone Funds Prospectus | 5

•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests.
•	As part of its allocation to the equities asset class, the Fund may invest in Select Funds or other investments that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds or other investments, as well as its outlook for the economy and financial markets.
•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the glide path.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more
6 | GuideStone Funds Prospectus

volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
GuideStone Funds Prospectus | 7

•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Index Strategy Risk: Index strategies generally involve investing in securities included in an index, or a representative sample of such securities, regardless of market trends. Investments in funds employing an index strategy may not perform as well as investments in actively managed funds that select securities based on economic, financial and market analysis, because the index strategy fund will generally not sell a security if its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. An index strategy fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of a fund, portfolio transaction costs, changes in the securities that comprise the index and the fund’s valuation procedures also may affect an index strategy fund’s performance. For any Select Fund with an index strategy, the fund’s faith-based investment policies and restrictions may prevent the fund from investing in certain securities which comprise the index, which may cause the fund to have lower performance than the index and contribute to a lower correlation between the performance of the fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of its benchmark index.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
8 | GuideStone Funds Prospectus

•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of four broad-based market indexes during the same periods. The ICE BofAML 1-3 Year U.S. Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had a different glide path and, therefore, asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 10.00% 9/2010	Worst Quarter: (8.73)% 9/2011

GuideStone Funds Prospectus | 9

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	15.09%	5.35%	6.73%	4.70%
Investor Class after taxes on distributions(2)	13.69%	3.63%	5.40%	3.46%
Investor Class after taxes on distributions and sale of Fund shares(2)(3)	9.36%	3.72%	5.01%	3.35%
Institutional Class before taxes	15.32%	N/A	N/A	6.81%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.22%	2.05%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%	4.27%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.76%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	2.95%
(1)	The Investor Class commenced operations on December 29, 2006, and the Institutional Class commenced operations on May 1, 2017. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
(3)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
10 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2025 Fund	Institutional GMWYX
Investor GMWZX
Investment Objective
The MyDestination 2025 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2025 Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.02%	0.27%
Acquired fund fees and expenses	0.41%	0.41%
Total annual Fund operating expenses	0.53%	0.78%
Fee waiver(1)	(0.03)%	(0.03)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)	The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$167	$246
5 Years	$293	$430
10 Years	$662	$963

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

GuideStone Funds Prospectus | 11

Principal Investment Strategies
•	The Fund pursues its objective by investing primarily in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.
•	Over time, the allocation to the asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed income securities and the percentage of equity securities to become more conservative each year until approximately 15 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during an investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.
•	The Adviser uses the following glide path to allocate the Fund’s assets.
•	At the Target Date, the Fund’s allocation to equities will be approximately 49% of its assets. The Fund’s exposure to equities will continue to decline until approximately 15 years after its Target Date, when its allocation to equities will remain fixed at approximately 31% of its assets and the majority of the remainder will be invested in fixed income securities with allocations to real assets and alternative investments.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”), commodities and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
12 | GuideStone Funds Prospectus

•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests.
•	As part of its allocation to the equities asset class, the Fund may invest in Select Funds or other investments that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds or other investments, as well as its outlook for the economy and financial markets.
•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the glide path.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more
GuideStone Funds Prospectus | 13

volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
14 | GuideStone Funds Prospectus

•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Index Strategy Risk: Index strategies generally involve investing in securities included in an index, or a representative sample of such securities, regardless of market trends. Investments in funds employing an index strategy may not perform as well as investments in actively managed funds that select securities based on economic, financial and market analysis, because the index strategy fund will generally not sell a security if its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. An index strategy fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of a fund, portfolio transaction costs, changes in the securities that comprise the index and the fund’s valuation procedures also may affect an index strategy fund’s performance. For any Select Fund with an index strategy, the fund’s faith-based investment policies and restrictions may prevent the fund from investing in certain securities which comprise the index, which may cause the fund to have lower performance than the index and contribute to a lower correlation between the performance of the fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of its benchmark index.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
GuideStone Funds Prospectus | 15

•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of four broad-based market indexes during the same periods. The ICE BofAML 1-3 Year U.S. Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had a different glide path and, therefore, asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 11.79% 9/2010	Worst Quarter: (12.14)% 9/2011

16 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	18.18%	6.26%	7.85%	5.04%
Investor Class after taxes on distributions(2)	16.87%	4.47%	6.47%	3.78%
Investor Class after taxes on distributions and sale of Fund shares(2)	11.22%	4.45%	5.97%	3.65%
Institutional Class before taxes	18.45%	N/A	N/A	8.11%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.22%	2.05%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%	4.27%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.76%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	2.95%
(1)	The Investor Class commenced operations on December 29, 2006, and the Institutional Class commenced operations on May 1, 2017. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
GuideStone Funds Prospectus | 17

GuideStone Funds MyDestination 2035 Fund	Institutional GMHYX
Investor GMHZX
Investment Objective
The MyDestination 2035 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2035 Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.29%
Acquired fund fees and expenses	0.35%	0.35%
Total annual Fund operating expenses	0.48%	0.74%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 49	$ 76
3 Years	$154	$237
5 Years	$269	$411
10 Years	$604	$918

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

18 | GuideStone Funds Prospectus

Principal Investment Strategies
•	The Fund pursues its objective by investing primarily in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.
•	Over time, the allocation to the asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed income securities and the percentage of equity securities to become more conservative each year until approximately 15 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during an investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.
•	The Adviser uses the following glide path to allocate the Fund’s assets.
•	At the Target Date, the Fund’s allocation to equities will be approximately 49% of its assets. The Fund’s exposure to equities will continue to decline until approximately 15 years after its Target Date, when its allocation to equities will remain fixed at approximately 31% of its assets and the majority of the remainder will be invested in fixed income securities with allocations to real assets and alternative investments.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”), commodities and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
GuideStone Funds Prospectus | 19

•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests.
•	As part of its allocation to the equities asset class, the Fund may invest in Select Funds or other investments that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds or other investments, as well as its outlook for the economy and financial markets.
•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the glide path.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more
20 | GuideStone Funds Prospectus

volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
GuideStone Funds Prospectus | 21

•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Index Strategy Risk: Index strategies generally involve investing in securities included in an index, or a representative sample of such securities, regardless of market trends. Investments in funds employing an index strategy may not perform as well as investments in actively managed funds that select securities based on economic, financial and market analysis, because the index strategy fund will generally not sell a security if its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. An index strategy fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of a fund, portfolio transaction costs, changes in the securities that comprise the index and the fund’s valuation procedures also may affect an index strategy fund’s performance. For any Select Fund with an index strategy, the fund’s faith-based investment policies and restrictions may prevent the fund from investing in certain securities which comprise the index, which may cause the fund to have lower performance than the index and contribute to a lower correlation between the performance of the fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of its benchmark index.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
22 | GuideStone Funds Prospectus

•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of four broad-based market indexes during the same periods. The ICE BofAML 1-3 Year U.S. Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had a different glide path and, therefore, asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 13.05% 9/2010	Worst Quarter: (16.58)% 9/2011

GuideStone Funds Prospectus | 23

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	22.16%	6.96%	8.61%	5.16%
Investor Class after taxes on distributions(2)	21.02%	5.04%	7.20%	3.92%
Investor Class after taxes on distributions and sale of Fund shares(2)	13.63%	4.99%	6.65%	3.80%
Institutional Class before taxes	22.47%	N/A	N/A	9.53%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.22%	2.05%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%	4.27%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.76%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	2.95%
(1)	The Investor Class commenced operations on December 29, 2006, and the Institutional Class commenced operations on May 1, 2017. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
24 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2045 Fund	Institutional GMYYX
Investor GMFZX
Investment Objective
The MyDestination 2045 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2045 Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.31%
Acquired fund fees and expenses	0.34%	0.34%
Total annual Fund operating expenses	0.47%	0.75%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 48	$ 77
3 Years	$151	$240
5 Years	$263	$417
10 Years	$591	$930

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

GuideStone Funds Prospectus | 25

Principal Investment Strategies
•	The Fund pursues its objective by investing primarily in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.
•	Over time, the allocation to the asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed income securities and the percentage of equity securities to become more conservative each year until approximately 15 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during an investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.
•	The Adviser uses the following glide path to allocate the Fund’s assets.
•	At the Target Date, the Fund’s allocation to equities will be approximately 49% of its assets. The Fund’s exposure to equities will continue to decline until approximately 15 years after its Target Date, when its allocation to equities will remain fixed at approximately 31% of its assets and the majority of the remainder will be invested in fixed income securities with allocations to real assets and alternative investments.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”), commodities and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
26 | GuideStone Funds Prospectus

•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests.
•	As part of its allocation to the equities asset class, the Fund may invest in Select Funds or other investments that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds or other investments, as well as its outlook for the economy and financial markets.
•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the glide path.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more
GuideStone Funds Prospectus | 27

volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
28 | GuideStone Funds Prospectus

•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Index Strategy Risk: Index strategies generally involve investing in securities included in an index, or a representative sample of such securities, regardless of market trends. Investments in funds employing an index strategy may not perform as well as investments in actively managed funds that select securities based on economic, financial and market analysis, because the index strategy fund will generally not sell a security if its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. An index strategy fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of a fund, portfolio transaction costs, changes in the securities that comprise the index and the fund’s valuation procedures also may affect an index strategy fund’s performance. For any Select Fund with an index strategy, the fund’s faith-based investment policies and restrictions may prevent the fund from investing in certain securities which comprise the index, which may cause the fund to have lower performance than the index and contribute to a lower correlation between the performance of the fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of its benchmark index.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
GuideStone Funds Prospectus | 29

•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of four broad-based market indexes during the same periods. The ICE BofAML 1-3 Year U.S. Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had a different glide path and, therefore, asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 13.70% 9/2010	Worst Quarter: (17.91)% 9/2011

30 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	24.24%	7.51%	9.05%	5.22%
Investor Class after taxes on distributions(2)	23.17%	5.56%	7.54%	3.93%
Investor Class after taxes on distributions and sale of Fund shares(2)	14.93%	5.43%	7.02%	3.85%
Institutional Class before taxes	24.56%	N/A	N/A	10.31%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.22%	2.05%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%	4.27%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.76%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	2.95%
(1)	The Investor Class commenced operations on December 29, 2006, and the Institutional Class commenced operations on May 1, 2017. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
GuideStone Funds Prospectus | 31

GuideStone Funds MyDestination 2055 Fund	Institutional GMGYX
Investor GMGZX
Investment Objective
The MyDestination 2055 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2055 Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.10%	0.34%
Acquired fund fees and expenses	0.33%	0.33%
Total annual Fund operating expenses	0.53%	0.77%
Fee waiver(1)	(0.03)%	(0.02)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.75%
(1)	The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 51	$ 77
3 Years	$167	$244
5 Years	$293	$426
10 Years	$662	$952

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

32 | GuideStone Funds Prospectus

Principal Investment Strategies
•	The Fund pursues its objective by investing primarily in a diversified portfolio of GuideStone Funds Select Funds (“Select Funds”) that represent various asset classes. The Fund is managed to the specific retirement year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor retires significantly earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s Target Date.
•	Over time, the allocation to the asset classes will change according to a predetermined “glide path” shown in the chart below. The glide path adjusts the percentage of fixed income securities and the percentage of equity securities to become more conservative each year until approximately 15 years after the Target Date. The Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues the maximum amount of capital growth consistent with a reasonable amount of risk during an investor’s pre-retirement years and is intended to serve as a post-retirement investment vehicle with allocations designed to support an income stream during retirement along with some portfolio growth that exceeds inflation. The Fund does not guarantee a particular level of income through retirement.
•	The Adviser uses the following glide path to allocate the Fund’s assets.
•	At the Target Date, the Fund’s allocation to equities will be approximately 49% of its assets. The Fund’s exposure to equities will continue to decline until approximately 15 years after its Target Date, when its allocation to equities will remain fixed at approximately 31% of its assets and the majority of the remainder will be invested in fixed income securities with allocations to real assets and alternative investments.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”), commodities and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
GuideStone Funds Prospectus | 33

•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund is not limited with respect to the maturity, duration or credit quality of the fixed income securities in which it invests.
•	As part of its allocation to the equities asset class, the Fund may invest in Select Funds or other investments that employ an index strategy, which seeks to provide investment results approximating the returns of a specified index.
•	The Adviser establishes the asset mix of the Fund based on the Target Date and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the underlying Select Funds or other investments, as well as its outlook for the economy and financial markets.
•	The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions by the Adviser to overweight or underweight a particular asset class based on its market outlook. Allocations generally are not expected to vary from those shown by more than plus or minus 10 percentage points. For example, an allocation of 20% to an asset class could vary between 10% and 30%. Although the Adviser will not generally vary beyond the 10 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the glide path.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk, Fixed Income Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. Shareholders should consider that no Target Date Fund is intended as a complete retirement program and there is no guarantee that any single fund will provide sufficient retirement income at or through your retirement. The adequacy of an investor's account at or after the Target Date will depend on a variety of factors, including the amount of money invested in the Fund, the length of time the investment was held and the Fund's return over time. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund including losses near, at or after the Target Date.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more
34 | GuideStone Funds Prospectus

volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
GuideStone Funds Prospectus | 35

•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Index Strategy Risk: Index strategies generally involve investing in securities included in an index, or a representative sample of such securities, regardless of market trends. Investments in funds employing an index strategy may not perform as well as investments in actively managed funds that select securities based on economic, financial and market analysis, because the index strategy fund will generally not sell a security if its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. An index strategy fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of a fund, portfolio transaction costs, changes in the securities that comprise the index and the fund’s valuation procedures also may affect an index strategy fund’s performance. For any Select Fund with an index strategy, the fund’s faith-based investment policies and restrictions may prevent the fund from investing in certain securities which comprise the index, which may cause the fund to have lower performance than the index and contribute to a lower correlation between the performance of the fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of its benchmark index.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
36 | GuideStone Funds Prospectus

•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of four broad-based market indexes during the same periods. The ICE BofAML 1-3 Year U.S. Treasury Index, Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had a different glide path and, therefore, asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 11.33% 3/2019	Worst Quarter: (11.89)% 12/2018

GuideStone Funds Prospectus | 37

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Since Inception(1)
Investor Class before taxes	24.92%	7.77%	9.68%
Investor Class after taxes on distributions(2)	23.61%	6.22%	8.20%
Investor Class after taxes on distributions and sale of Fund shares(2)	15.47%	5.76%	7.45%
Institutional Class before taxes	25.15%	N/A	10.56%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.04%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.90%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	14.62%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	6.80%
(1)	The Investor Class commenced operations on January 1, 2012, and the Institutional Class commenced operations on May 1, 2017. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since January 2012
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
38 | GuideStone Funds Prospectus

GuideStone Funds Conservative Allocation Fund	Institutional GCAYX
Investor GFIZX
Investment Objective
The Conservative Allocation Fund seeks current income and modest capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.03%	0.29%
Acquired fund fees and expenses	0.53%	0.53%
Total annual Fund operating expenses	0.66%	0.92%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 67	$ 94
3 Years	$211	$ 293
5 Years	$368	$ 509
10 Years	$822	$1,131

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

GuideStone Funds Prospectus | 39

Principal Investment Strategies
•	The Fund, primarily through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of fixed income securities with a smaller percentage of equity securities.
•	The Adviser uses the following potential ranges in allocating the Fund’s assets among the Select Funds or other investments.

Asset Class(1)	Range
Fixed Income(2)	50-80%
Equities (3)	20-40%
Real Assets(2)	0-15%
Alternatives (2)	0-15%
(1)	All asset classes include a fund or funds which may invest a portion of its or their assets in derivatives.
(2)	These allocations may include investment grade and below-investment grade fixed income securities (i.e., high yield securities or junk bonds) and may include foreign and domestic investments.
(3)	The Equities asset class may include a fund which may invest a portion of its assets in fixed income and convertible securities.
•	The Adviser may change the allocation ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”) and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the table above.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk and Fixed Income Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
40 | GuideStone Funds Prospectus

•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise fails.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security
GuideStone Funds Prospectus | 41

values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying
42 | GuideStone Funds Prospectus

funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of three broad-based market indexes and a composite index during the same periods. The ICE BofAML 1-3 Year U.S. Treasury Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had different asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 4.88% 3/2019	Worst Quarter: (3.68)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	10.73%	3.64%	3.91%	3.79%
Investor Class after taxes on distributions(2)	9.29%	2.52%	2.80%	2.54%
Investor Class after taxes on distributions and sale of Fund shares(2)(3)	6.86%	2.52%	2.78%	2.67%
Institutional Class before taxes	11.01%	N/A	N/A	4.88%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.22%	2.37%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.02%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	6.07%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.43%	4.20%	4.28%	4.16%
(1)	The Investor Class commenced operations on August 27, 2001, and the Institutional Class commenced operations on November 23, 2015. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 43

(3)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
44 | GuideStone Funds Prospectus

GuideStone Funds Balanced Allocation Fund	Institutional GBAYX
Investor GGIZX
Investment Objective
The Balanced Allocation Fund seeks moderate capital appreciation with current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.02%	0.28%
Acquired fund fees and expenses	0.65%	0.65%
Total annual Fund operating expenses	0.77%	1.03%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 79	$ 105
3 Years	$246	$ 328
5 Years	$428	$ 569
10 Years	$954	$1,259

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

GuideStone Funds Prospectus | 45

Principal Investment Strategies
•	The Fund, primarily through investments in the GuideStone Funds Select Funds (“Select Funds”), combines approximately equal percentages of fixed income securities with equity securities.
•	The Adviser uses the following potential ranges in allocating the Fund’s assets among the Select Funds or other investments.

Asset Class(1)	Range
Fixed Income(2)	35-60%
Equities (3)	40-65%
Real Assets(2)	0-15%
Alternatives (2)	0-15%
(1)	All asset classes include a fund or funds which may invest a portion of its or their assets in derivatives.
(2)	These allocations may include investment grade and below-investment grade fixed income securities (i.e., high yield securities or junk bonds) and may include foreign and domestic investments.
(3)	The Equities asset class may include a fund which may invest a portion of its assets in fixed income and convertible securities.
•	The Adviser may change the allocation ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as inflation-indexed bonds, real estate-related securities, equity securities of real estate investment trusts (“REITs”) and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the table above.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk and Fixed Income Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
46 | GuideStone Funds Prospectus

•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise fails.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security
GuideStone Funds Prospectus | 47

values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Inflation-Indexed Debt Securities Risk: Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-linked debt securities, including U.S. Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed debt securities may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Fund may have no income at all from such investments.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying
48 | GuideStone Funds Prospectus

funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of three broad-based market indexes and a composite index during the same periods. The Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had different asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 8.68% 9/2010	Worst Quarter: (7.90)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	17.33%	5.31%	6.43%	5.48%
Investor Class after taxes on distributions(2)	15.32%	3.53%	4.89%	3.91%
Investor Class after taxes on distributions and sale of Fund shares(2)(3)	11.21%	3.69%	4.72%	3.97%
Institutional Class before taxes	17.62%	N/A	N/A	7.21%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%	4.50%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.02%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	6.07%
Composite Index (reflects no deduction for fees, expenses or taxes)	18.35%	6.07%	7.12%	6.05%
(1)	The Investor Class commenced operations on August 27, 2001, and the Institutional Class commenced operations on November 23, 2015. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 49

(3)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
50 | GuideStone Funds Prospectus

GuideStone Funds Growth Allocation Fund	Institutional GGRYX
Investor GCOZX
Investment Objective
The Growth Allocation Fund seeks capital appreciation with modest current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.02%	0.28%
Acquired fund fees and expenses	0.76%	0.76%
Total annual Fund operating expenses	0.88%	1.14%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 90	$ 116
3 Years	$ 281	$ 362
5 Years	$ 488	$ 628
10 Years	$1,084	$1,386

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

GuideStone Funds Prospectus | 51

Principal Investment Strategies
•	The Fund, primarily through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of equity securities with a smaller percentage of fixed income securities.
•	The Adviser uses the following potential ranges in allocating the Fund’s assets among the Select Funds or other investments.

Asset Class(1)	Range
Fixed Income(2)	10-35%
Equities (3)	65-90%
Real Assets(2)	0-15%
Alternatives (2)	0-15%
(1)	All asset classes include a fund or funds which may invest a portion of its or their assets in derivatives.
(2)	These allocations may include investment grade and below-investment grade fixed income securities (i.e., high yield securities or junk bonds) and may include foreign and domestic investments.
(3)	The Equities asset class may include a fund which may invest a portion of its assets in fixed income and convertible securities.
•	The Adviser may change the allocation ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles);
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and foreign governments, mortgage- and asset-backed securities, domestic and foreign investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) and short-term investments such as money market instruments);
•	Real assets (such as real estate-related securities, equity securities of real estate investment trusts (“REITs”) and securities of companies involved in the natural resources industries or that supply goods, technology and services to such companies); and
•	Alternative investments and investment strategies with lower correlation to equity and fixed income markets (such as long-short equity strategies that employ short sales of stocks, options equity strategies, currency trading strategies and below-investment grade securities (i.e., high yield securities or junk bonds) and emerging market debt securities). These strategies employ derivative instruments such as options (e.g., equity index options), forwards (e.g., currency exchange contracts), swaps and futures.
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the table above.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds, Equity Risk and Fixed Income Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.
•	Alternative Investments Risk: Alternative investments use a different approach to investing than do traditional investments (i.e., stocks, bonds and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on an investment manager's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
52 | GuideStone Funds Prospectus

•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise fails.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security
GuideStone Funds Prospectus | 53

values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
54 | GuideStone Funds Prospectus

•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of three broad-based market indexes and a composite index during the same periods. The Bloomberg Barclays US Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Prior to January 12, 2018, the Fund had different asset class allocations. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 11.20% 9/2010	Worst Quarter: (13.76)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	22.33%	6.68%	7.94%	5.88%
Investor Class after taxes on distributions(2)	19.67%	4.53%	6.19%	4.37%
Investor Class after taxes on distributions and sale of Fund shares(2)(3)	14.90%	4.78%	6.02%	4.43%
Institutional Class before taxes	22.62%	N/A	N/A	8.85%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%	4.50%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.02%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	6.07%
Composite Index (reflects no deduction for fees, expenses or taxes)	22.94%	7.35%	8.50%	6.49%
(1)	The Investor Class commenced operations on August 27, 2001, and the Institutional Class commenced operations on November 23, 2015. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 55

(3)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
56 | GuideStone Funds Prospectus

GuideStone Funds Aggressive Allocation Fund	Institutional GAGYX
Investor GGBZX
Investment Objective
The Aggressive Allocation Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.10%	0.10%
Other expenses	0.02%	0.28%
Acquired fund fees and expenses	0.84%	0.84%
Total annual Fund operating expenses	0.96%	1.22%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 98	$ 124
3 Years	$ 306	$ 387
5 Years	$ 531	$ 670
10 Years	$1,178	$1,477

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

GuideStone Funds Prospectus | 57

Principal Investment Strategies
•	The Fund, primarily through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of U.S. equity securities with a smaller percentage of non-U.S. equity securities.
•	The Adviser uses the following potential ranges in allocating the Fund’s assets among the Select Funds or other investments.

Asset Class(1)	Range
Fixed Income	0-10%
Equities	90-100%
(1)	All asset classes include a fund or funds which may invest a portion of its or their assets in derivatives.
•	The Adviser may change the allocation ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.
•	The asset classes in which the Fund may invest through the Select Funds or other investments (such as other investment companies, including exchange-traded funds (“ETFs”)) generally are divided into:
•	Equity securities (such as common and preferred stock of U.S. companies and foreign companies of any size, including those located in developed and emerging markets and employing both growth and value investment styles); and
•	Fixed income securities (such as debt instruments issued by the U.S. government and its agencies and instrumentalities and short-term investments such as money market instruments).
•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.
•	The Fund may invest up to 10% of its total assets in securities issued by investment companies other than the Select Funds, including ETFs, to gain exposure to the asset classes included in the table above.
•	The Fund and the Select Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including the risk of investing in Underlying Funds and Equity Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. Unless otherwise noted, these risks include those that may directly or indirectly affect the
Fund through its investments in the Select Funds or other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.
•	Asset Allocation Risk: The Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The value of a fixed income security may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise fails.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves
58 | GuideStone Funds Prospectus

investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund and the Select Funds invest in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund and the Select Funds may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Risk of Investing in Underlying Funds: Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds and other investment companies (including ETFs) in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds or other investment companies directly. The Fund’s risks will directly correspond to the risks of the underlying funds in which it invests, and the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform compared to other funds with a similar investment objective.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S.
GuideStone Funds Prospectus | 59

Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of two broad-based market indexes and a composite index  during the same periods. The Russell 3000® Index and MSCI ACWI (All Country World Index) ex USA Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of the two broad-based market indexes to reflect the market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 13.84% 9/2010	Worst Quarter: (18.37)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	26.86%	8.23%	9.61%	6.25%
Investor Class after taxes on distributions(2)	23.53%	5.46%	7.66%	4.78%
Investor Class after taxes on distributions and sale of Fund shares(2)(3)	18.22%	5.93%	7.46%	4.85%
Institutional Class before taxes	27.25%	N/A	N/A	10.25%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.41%	8.02%
MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)	21.51%	5.50%	4.96%	6.07%
Composite Index (reflects no deduction for fees, expenses or taxes)	27.17%	8.98%	10.21%	7.01%
(1)	The Investor Class commenced operations on August 27, 2001, and the Institutional Class commenced operations on November 23, 2015. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
(3)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
60 | GuideStone Funds Prospectus

GuideStone Funds Money Market Fund	Institutional GMYXX
Investor GMZXX
Investment Objective
The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.11%	0.11%
Other expenses	0.03%	0.31%
Total annual Fund operating expenses	0.14%	0.42%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 14	$ 43
3 Years	$ 45	$135
5 Years	$ 79	$235
10 Years	$179	$530

GuideStone Funds Prospectus | 61

Principal Investment Strategies
•	The Fund is a government money market fund. The Fund invests 99.5% or more of its total assets in:
•	Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;
•	Repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and
•	Cash.
•	The Fund expects, but does not guarantee, a constant net asset value (“NAV”) of $1.00 per share by valuing its portfolio securities at amortized cost. Fund affiliates have no obligation to make a capital infusion, enter into a capital support agreement or take other actions to prevent the NAV per share of the Fund from falling below $0.995.
•	The Fund maintains a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life portfolio maturity of 120 calendar days or less.
•	The Fund invests only in U.S. dollar-denominated securities and in instruments that mature in 397 calendar days or less from the date of purchase.
•	The Fund may invest only in securities that comply with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which regulates money market mutual funds, and other rules of the U.S. Securities and Exchange Commission (SEC).
•	As a government money market fund, the Fund is not subject to liquidity fees or redemption gates, although the Board of Trustees (“Board”) of GuideStone Funds may elect to impose such fees or gates in the future. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
•	The Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Fund. Although not required to do so, the Adviser or its affiliate may waive or cause to be waived fees owed by the Fund, in attempt to maintain a stable $1.00 NAV per share.
•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention
(“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Money Market Risk, Repurchase Agreement Risk, Risks Associated With Holding Cash, U.S. Government Securities Risk and Interest Rate Risk. Descriptions of these and other principal risks of investing in the Fund are provided below.
•	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. The value of a security held by the Fund may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or credit quality otherwise falls.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Interest Rate Risk: A sharp rise in interest rates could cause the value of the Fund’s investments and its share price to drop. A low interest rate environment may prevent the Fund from providing a positive yield or impair the Fund's ability to maintain a stable $1.00 NAV per share. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. When interest rates decline, issuers may prepay higher-yielding
62 | GuideStone Funds Prospectus

securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. The Federal Reserve dropped interest rates three times in 2019. In March 2020, the Federal Reserve announced further cuts to the target range of the federal funds rate and a new round of quantitative easing. The Fund’s return will drop if short-term interest rates drop. There is no guarantee the Fund will maintain a positive yield. Any changes to monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. Over time, the value of the Fund’s return may be eroded by inflation.
•	Liquidity Risk: From time to time, certain securities held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity and may have an adverse effect on the Fund’s ability to maintain a $1.00 per share price.
•	Money Market Risk: Factors such as, but not limited to, an increase in interest rates, a decline in the credit quality of one or more issuers, large redemptions of the Fund’s shares or adverse market conditions impacting the trading or the value of money market instruments could cause the Fund’s share price to decrease below $1.00.
•	Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
•	Repurchase Agreement Risk: The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and are issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund’s right to control the collateral. Repurchase agreements are subject to credit risk. If the seller in a repurchase agreement transaction defaults on its obligations to repurchase a security, the Fund may suffer delays, incur costs and lose money in exercising its rights.
•	Risks Associated with Holding Cash: As a government money market fund, the Fund will likely hold some of its assets in cash, which may negatively affect the Fund’s performance. Maintaining cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
•	Sub-Adviser Risk: The performance of the Fund will depend on how successfully its Sub-Adviser pursues its investment strategies.
•	U.S. Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class and Institutional Class returns, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Prior to May 1, 2016, the Fund operated as a “prime money market fund,” and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
GuideStone Funds Prospectus | 63

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 0.51% 6/2019	Worst Quarter: 0.00% 9/2015

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	1.85%	0.78%	0.40%
Institutional Class before taxes	2.13%	0.99%	0.54%
ICE BofAML 0-3 Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	2.21%	1.02%	0.54%
Management
Investment Adviser
GuideStone Capital Management, LLC
Sub-Adviser
BlackRock Advisors, LLC
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
64 | GuideStone Funds Prospectus

GuideStone Funds Low-Duration Bond Fund	Institutional GLDYX
Investor GLDZX
Investment Objective
The Low-Duration Bond Fund seeks current income consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.30%	0.30%
Other expenses	0.05%	0.32%
Total annual Fund operating expenses	0.35%	0.62%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 36	$ 63
3 Years	$113	$199
5 Years	$197	$346
10 Years	$443	$774

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 525% of the average value of its portfolio.

GuideStone Funds Prospectus | 65

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in investment grade fixed income instruments. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.
•	The Fund invests primarily in:
•	Obligations issued or guaranteed by:
•	The U.S. government, its agencies and instrumentalities, banks and corporations; and
•	Foreign governments, banks and corporations of developed and emerging markets.
•	Mortgage- and asset-backed securities.
•	Repurchase agreements relating to the above instruments.
•	The average credit quality rating for the Fund’s portfolio will be greater than or equal to “Aa” as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”). The Fund invests primarily in investment grade securities but may invest up to 15% of its assets in below-investment grade securities (i.e., high yield securities or junk bonds) rated “Ba” or higher by Moody’s or the equivalent by S&P Global Ratings or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers. If an investment held by the Fund is downgraded below a “Ba” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous for the Fund.
•	The average dollar-weighted duration of the Fund normally varies between one and three years. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates.
•	The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.
•	The Fund may invest to a lesser extent in preferred stock.
•	The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indexes (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds). The Fund may also take long or short positions in other types of derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds ("Board") and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Fixed Income Securities Risk, Market Risk, Credit Risk and Mortgage- and Asset-Backed Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
66 | GuideStone Funds Prospectus

•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rates will increase with any increase in the duration of those securities. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading and expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large
GuideStone Funds Prospectus | 67

shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	LIBOR Transition Risk: The Fund may invest in securities that use the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate. The expected discontinuation of LIBOR could have a significant impact on the financial markets, and may present a risk for certain market participants, including the risk that the transition from LIBOR to alternative interest rate benchmarks will not be orderly, will occur over various time periods or will have unintended consequences.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities and is also subject to many of the risks associated with debt securities, including interest rate risk. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may
68 | GuideStone Funds Prospectus

call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•	Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
•	Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 1.82% 3/2010	Worst Quarter: (1.07)% 6/2013

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	3.71%	1.63%	1.88%
Investor Class after taxes on distributions(1)	2.78%	1.00%	1.25%
Investor Class after taxes on distributions and sale of Fund shares(1)	2.19%	0.97%	1.19%
Institutional Class before taxes	3.99%	1.91%	2.11%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	3.55%	1.39%	1.22%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
BlackRock Financial Management, Inc.
Scott MacLellan, CFA Director	Since July 2008
Thomas F. Musmanno, CFA Managing Director	Since June 2008
Pacific Investment Management Company LLC
Jerome Schneider Managing Director	Since April 2014
GuideStone Funds Prospectus | 69

Parametric Portfolio Associates LLC
Richard Fong, CFA Senior Portfolio Manager	Since December 2019
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since December 2019
Payden & Rygel
Brian Matthews, CFA Managing Principal	Since September 2012
Mary Beth Syal, CFA Managing Principal	Since March 2008
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
70 | GuideStone Funds Prospectus

GuideStone Funds Medium-Duration Bond Fund	Institutional GMDYX
Investor GMDZX
Investment Objective
The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.32%	0.32%
Other expenses	0.07%	0.33%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.40%	0.66%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 41	$ 67
3 Years	$128	$211
5 Years	$224	$368
10 Years	$505	$822

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 433% of the average value of its portfolio.

GuideStone Funds Prospectus | 71

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in investment grade fixed income instruments. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.
•	The Fund invests primarily in:
•	Obligations issued or guaranteed by:
•	The U.S. government, its agencies and instrumentalities, banks and corporations; and
•	Foreign governments, banks and corporations of developed and emerging markets.
•	Mortgage- and asset-backed securities.
•	Repurchase agreements relating to the above instruments.
•	The average credit quality rating for the Fund’s portfolio will be greater than or equal to “A” as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”). The Fund invests primarily in investment grade securities but may invest up to 10% of its assets in below-investment grade securities (i.e., high yield securities or junk bonds) rated “B” or higher by Moody’s or the equivalent by S&P Global Ratings or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers. If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous for the Fund.
•	The average dollar-weighted duration of the Fund normally varies, in years, between +/- 30% of the duration of the Bloomberg Barclays US Aggregate Bond Index (the “Index”). As of March 31, 2020, the average dollar-weighted duration of the Index was 5.70 years. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.
•	The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 10% of the Fund’s total market value.
•	The Fund may invest to a lesser extent in preferred stock.
•	The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indexes (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes). The Fund may also take long or short positions in other types of derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds ("Board") and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Fixed Income Securities Risk, Market Risk, Duration Risk, Credit Risk and Mortgage- and Asset-Backed Securities Risk.
72 | GuideStone Funds Prospectus

Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Longer-duration securities may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Longer-duration bonds are generally more volatile, as are lower-rated bonds. An investor in this Fund should be able to accept some short-term fluctuations in value.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Currency Tax Risk: If the U.S. Treasury were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to a Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Board may authorize a significant change in investment strategy or other action.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or
GuideStone Funds Prospectus | 73

unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading and expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the
74 | GuideStone Funds Prospectus

holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities and is also subject to many of the risks associated with debt securities, including interest rate risk. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•	Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
•	Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 3.48% 6/2010	Worst Quarter: (2.75)% 12/2016

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	9.58%	3.02%	4.14%
Investor Class after taxes on distributions(1)	7.98%	2.01%	3.02%
Investor Class after taxes on distributions and sale of Fund shares(1)	5.74%	1.88%	2.76%
Institutional Class before taxes	9.81%	3.30%	4.35%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 75

Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
Goldman Sachs Asset Management, L.P.
Ashish Shah Managing Director and Co-Chief Investment Officer, Global Fixed Income	Since January 2019
Michael Swell Managing Director and Co-Head of Global Portfolio Management	Since March 2009
Pacific Investment Management Company LLC
Scott A. Mather Chief Investment Officer – U.S. Core Strategies and Managing Director	Since July 2018
Parametric Portfolio Associates LLC
Richard Fong, CFA Senior Portfolio Manager	Since December 2019
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since December 2019
Western Asset Management Company, LLC and Western Asset Management Company Limited
John L. Bellows Portfolio Manager	Since May 2018
S. Kenneth Leech Chief Investment Officer	Since December 2006
Mark S. Lindbloom Portfolio Manager	Since December 2005
Frederick R. Marki Portfolio Manager	Since May 2018
Julien A. Scholnick Portfolio Manager	Since May 2012
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
76 | GuideStone Funds Prospectus

GuideStone Funds Extended-Duration Bond Fund	Institutional GEDYX
Investor GEDZX
Investment Objective
The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.46%	0.46%
Other expenses	0.11%	0.37%
Total annual Fund operating expenses	0.57%	0.83%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 58	$ 85
3 Years	$183	$ 265
5 Years	$318	$ 460
10 Years	$714	$1,025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

GuideStone Funds Prospectus | 77

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in fixed income instruments. The Fund’s portfolio is diversified among a large number of issuers across different industries and economic sectors.
•	The Fund invests primarily in:
•	Obligations issued or guaranteed by:
•	The U.S. government, its agencies and instrumentalities, banks and corporations; and
•	Foreign governments, banks and corporations of developed and emerging markets.
•	Mortgage- and asset-backed securities.
•	Municipal bonds, the interest on which is taxable or tax-exempt.
•	The average credit quality rating for the Fund’s portfolio will be greater than or equal to “Baa” as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”). The Fund does not currently expect to invest more than 20% of its assets in below-investment grade securities (i.e., high yield securities or junk bonds). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers. The Fund will not invest in fixed income securities that have a quality rating less than “B” as rated by Moody’s or the equivalent by S&P Global Ratings or Fitch (or, if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous for the Fund.
•	The average dollar-weighted duration of the Fund normally will be greater than or equal to seven years. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.
•	The Fund may hold up to 30% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.
•	The Fund may use various types of derivative instruments including, but not limited to, futures contracts, options, forward contracts and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset; to increase returns; to manage market, foreign currency and/or duration or interest rate risk; or as part of a hedging strategy.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds ("Board") and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Fixed Income Securities Risk, Market Risk, Duration Risk and Credit Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s
78 | GuideStone Funds Prospectus

value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Longer-duration securities may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Longer-duration bonds are generally more volatile, as are lower-rated bonds. An investor in this Fund should be able to accept some short-term fluctuations in value.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger
GuideStone Funds Prospectus | 79

cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as potential legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
•	Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a
80 | GuideStone Funds Prospectus

reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
•	Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of two broad-based market indexes and a composite index during the same periods. The Bloomberg Barclays US Long Government/Credit Bond Index and the Bloomberg Barclays US Intermediate Government/Credit Bond Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of the two broad-based market indexes to reflect the market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 6.58% 3/2014	Worst Quarter: (6.86)% 12/2016

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	13.14%	4.11%	7.09%
Investor Class after taxes on distributions(1)	11.56%	2.59%	5.29%
Investor Class after taxes on distributions and sale of Fund shares(1)	7.92%	2.58%	4.96%
Institutional Class before taxes	13.51%	4.43%	7.35%
Bloomberg Barclays US Long Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	19.59%	5.41%	7.59%
Bloomberg Barclays US Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.80%	2.57%	3.05%
Composite Index (reflects no deduction for fees, expenses or taxes)	13.10%	4.71%	7.25%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 81

Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
Loomis, Sayles & Company, L.P.
Matthew J. Eagan, CFA Executive Vice President	Since May 2016
Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since August 2001
Brian P. Kennedy Vice President	Since May 2016
Elaine M. Stokes Executive Vice President	Since May 2016
Parametric Portfolio Associates LLC
Richard Fong, CFA Senior Portfolio Manager	Since December 2019
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since December 2019
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited
Julio C. Bonilla, CFA Portfolio Manager	Since March 2010
Andrew B.J. Chorlton, CFA Portfolio Manager	Since July 2007
Lisa Hornby, CFA Portfolio Manager	Since October 2014
Richard A. Rezek, Jr., CFA Portfolio Manager	Since December 2002
Neil G. Sutherland, CFA Portfolio Manager	Since November 2008
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
82 | GuideStone Funds Prospectus

GuideStone Funds Global Bond Fund	Institutional GGBEX
Investor GGBFX
Investment Objective
The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Bond Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.47%	0.47%
Other expenses	0.07%	0.35%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.55%	0.83%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 56	$ 85
3 Years	$176	$ 265
5 Years	$307	$ 460
10 Years	$689	$1,025

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

GuideStone Funds Prospectus | 83

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in a diversified portfolio of fixed income instruments of varying maturities and quality across different industries and sectors of the fixed income market.
•	The Fund invests in globally diversified fixed income securities and rotates portfolio allocations among global sectors, including:
•	Below-investment grade (i.e., high yield securities or junk bonds) and investment grade corporate securities located in the United States and in non-U.S. developed and emerging markets.
•	Obligations issued or guaranteed by:
•	The U.S. government, its agencies and instrumentalities, banks and corporations; and
•	Foreign governments, banks and corporations of developed and emerging markets.
•	Mortgage- and asset-backed securities.
•	Contingent convertible securities.
•	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.
•	The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency.
•	The average credit quality for the Fund’s portfolio will be greater than or equal to “Ba” as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”). The Fund may invest up to 30% of its assets in U.S. and non-U.S. (including emerging markets) below-investment grade securities (i.e., high yield securities or junk bonds) (“Baa” by Moody’s or the equivalent by S&P Global Ratings or Fitch). Mortgage- and asset-backed securities held by the Fund may include those backed by loans to subprime borrowers.
•	The average dollar-weighted duration of the Fund normally varies between three and 10 years. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the
Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.
•	The Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); and credit default swaps and currency swaps (investment purposes and hedging). The Fund may also use other types of derivative instruments, such as futures and options contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.
•	The Sub-Advisers seek to accomplish the objectives of the Fund by implementing a long-term approach utilizing diversified strategies across all sectors of the global fixed income market.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment techniques to identify securities it believes would be the most profitable to the Fund over the long-term while maintaining diversification and risk controls. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds ("Board") and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
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Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Fixed Income Securities Risk, Market Risk, Below-Investment Grade Securities Risk, Credit Risk and Foreign Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. Bonds rated below-investment grade involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments.
•	Contingent Convertible Securities Risk: Contingent convertible securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. Investment in this particular type of bond may result in material losses to the Fund based on certain trigger events. The existence of these trigger events creates a different type of risk from traditional bonds and may more likely result in a partial or total loss of value or alternatively they may be converted into shares of the issuing company which may also have suffered a loss in value.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
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•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rates will increase with any increase in the duration of those securities. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
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•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of three broad-based market indexes and a composite index during the same periods. The Bloomberg Barclays Global Aggregate Bond Index, Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index and J.P. Morgan Emerging Markets Bond Index (EMBI) Plus are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of the three broad-based market indexes to reflect the market sectors in which the Fund invests.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 7.44% 9/2010	Worst Quarter: (4.14)% 9/2011

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Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	11.03%	3.50%	4.82%	4.96%
Investor Class after taxes on distributions(2)	9.55%	1.98%	3.16%	3.03%
Investor Class after taxes on distributions and sale of Fund shares(2)	6.52%	1.98%	3.03%	3.01%
Institutional Class before taxes	11.31%	N/A	N/A	3.64%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	23.36%	6.30%	7.98%	7.32%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	14.32%	6.13%	7.55%	7.27%
J.P. Morgan Emerging Markets Bond Index (EMBI) Plus (reflects no deduction for fees, expenses or taxes)	12.60%	5.20%	6.10%	6.20%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.16%	4.02%	4.68%	5.21%
(1)	The Investor Class commenced operations on December 29, 2006, and the Institutional Class commenced operations on May 1, 2015. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
Loomis, Sayles & Company, L.P.
Matthew J. Eagan, CFA Executive Vice President	Since June 2008
Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since June 2008
Brian P. Kennedy Vice President	Since May 2016
Elaine M. Stokes Executive Vice President	Since June 2008
Neuberger Berman Investment Advisers LLC
Ashok K. Bhatia, CFA Managing Director	Since November 2019
David M. Brown, CFA Managing Director	Since November 2019
Adam Grotzinger, CFA Managing Director	Since November 2019
Jon Jonsson Managing Director	Since November 2019
Brad C. Tank Managing Director	Since November 2019
Western Asset Management Company, LLC and Western Asset Management Company Limited
Gordon S. Brown Portfolio Manager	Since May 2014
Michael C. Buchanan Portfolio Manager	Since September 2009
Ian R. Edmonds Portfolio Manager	Since December 2006
S. Kenneth Leech Chief Investment Officer	Since December 2006
Chia-Liang Lian Portfolio Manager	Since April 2015
Annabel Rudebeck Portfolio Manager	Since May 2017
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
88 | GuideStone Funds Prospectus

GuideStone Funds Strategic Alternatives Fund	Institutional GFSYX
Investor GFSZX
Investment Objective
The Strategic Alternatives Fund seeks absolute returns with both lower volatility than and low correlation with traditional equity and fixed income markets.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Alternatives Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.87%	0.87%
Other expenses	0.15%	0.49%
Dividend or interest expense on short sales	0.10%	0.10%
Acquired fund fees and expenses	0.04%	0.04%
Total annual Fund operating expenses	1.16%	1.50%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 118	$ 153
3 Years	$ 368	$ 474
5 Years	$ 638	$ 818
10 Years	$1,409	$1,791

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 364% of the average value of its portfolio.

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Principal Investment Strategies
•	The Fund pursues its investment objective by utilizing “alternative” or non-traditional principal investment strategies, managed by the Fund’s investment sub-advisers (“Sub-Advisers”) under the ultimate supervision of GuideStone Capital Management, LLC (the “Adviser”). The principal strategies, when combined, are intended to result in obtaining absolute (i.e., positive) returns with both lower volatility than and low correlation with traditional equity and fixed income markets. Each Sub-Adviser is responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The principal strategies, and the range of assets that will generally be allocated to each, are as follows:

Principal Strategy	Range of Assets
Short Duration High Yield	20%-40%
Long-Short Equity	20%-40%
Options Equity	15%-30%
Currency Trading	10%-25%
Global Macro	0%-25%
•	The Adviser monitors the Fund’s investments and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, employ different investment strategies and styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective. The Adviser may increase or decrease a strategy’s weighting within the stated range of Fund assets to a level deemed appropriate to further the Fund’s investment objective.
•	The Fund seeks returns that are not correlated to market movements. The Fund is intended to be a component of a broader investment program and should not be relied upon as a complete investment program.
•	The five principal alternative investment strategies that the Fund employs are discussed below:
•	The Short Duration High Yield Strategy involves investments mainly in fixed income securities, including below-investment grade securities (i.e., high yield securities or junk bonds) issued by U.S. and non-U.S. public and private companies, and investments in senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions. The Fund will invest in fixed income securities rated “Ba” or below as rated by Moody’s Investors Service, Inc. or “BB” or below by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (or if unrated, determined by a Sub-Adviser to be of the same quality) with a shorter duration (typically less than three years). Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. In selecting specific debt instruments for investment, the Sub-Adviser may look to such factors as the attractiveness of the issuer’s industry, the issuer’s creditworthiness, the investment’s expected yield-to-maturity and the investment’s liquidity.
•	The Long-Short Equity Strategy will invest long and short primarily in equity securities. Within the long-short equity strategy, the long component primarily involves investments in equity and equity-related securities that are believed to be under-valued, while the short component involves making short sales of stocks that are believed to be over-valued. Some investments within the strategy may be considered “event-driven.” Event-driven investments will seek to profit from investing long or short in equity-related securities of companies undergoing significant corporate events, such as mergers and acquisitions, tender offers, restructuring or divestitures. The Fund may establish short positions in stocks of companies with a market value of up to 40% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses. The strategy focuses primarily on equity and equity-related securities of U.S. issuers across large- and mid-cap stocks, but may also include investments in non-U.S. equity securities, including sponsored or unsponsored depositary receipts, and to a lesser extent fixed income securities. The long or short strategy may use options, futures and swaps to gain exposure to stock indexes and individual equity securities.
•	The Options Equity Strategy seeks to capture potential value embedded in the pricing of equity index options (i.e., based on the Sub-Adviser’s belief that a risk premium exists due to the potential that the premium paid on the options has mispriced volatility, as historically the implied volatility embedded in option pricing has exceeded realized volatility the majority of the time), while holding a portfolio that has lower volatility than the broader U.S. equity markets. The strategy involves the Fund writing cash settled put options on the S&P 500® Index and S&P 500® Index future contracts that are significantly “out of the money,” and fully covering those written put options with a mixture of U.S. Treasury securities and cash. The Sub-Adviser determines whether an option is significantly “out of the money” based on the probability that it will expire worthless based on implied market pricing. When the Fund writes a put
90 | GuideStone Funds Prospectus

option on an equity index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is below the exercise price at the time of exercise or expiration. When a put option’s exercise price is lower than the price of the index, the put option is “out of the money.” By selling options that are significantly out of the money, the Fund seeks to profit from the sales price of the options while capitalizing on the general tendency of options that are significantly out of the money at the time of sale to expire without worth and without being exercised by the holder.
•	The Currency Trading Strategy seeks exposure to currencies primarily through non-deliverable forward currency exchange contracts. (A non-deliverable forward currency exchange contract is a foreign currency financial derivative contract which differs from a foreign currency forward exchange contract because there is no physical settlement of the two currencies at maturity. Instead, a cash settlement will be made by one party to another based on the movement of the two currencies.) The strategy seeks to achieve net gains resulting from fluctuations in the values of currencies and inefficiencies in the currency market. Net losses on currency transactions will reduce positive absolute returns. The Fund may be exposed to currencies of developed and emerging countries that, in the Sub-Adviser’s opinion, have liquid currency markets. The use of non-deliverable forward currency exchange contracts will have the economic effect of financial leverage, which increases risk and may magnify the Fund’s gains or losses. The investment strategies may not protect against or capture extraordinary sudden market events, such as U.S. or foreign government actions or interventions, and as a result may not be as effective during these periods. The Fund may also invest in cash and investment grade fixed income securities, such as U.S. government obligations, corporate bonds and mortgage- and asset-backed securities, which serve as collateral in the non-deliverable forward currency exchange contract transactions.
•	The Global Macro Strategy seeks to take advantage of dislocations or mispricings by selecting investments based on a broadly diversified set of market factors across global markets, including both developed and emerging markets. The strategy relies heavily on key macroeconomic and technical indicators, which generally include, but are not limited to, measures of economic growth, labor market fundamentals, financial conditions, investor positioning, market sentiment, inflation rates and fiscal and monetary policies. To a lesser extent, the strategy will also analyze fundamental factors specific to individual securities, such as the credit characteristics of a particular fixed income security. Based on systematic quantitative models and/or a Sub-Adviser’s analysis of macroeconomic, technical and fundamental variables, the investment strategy may implement long and short positions using both derivative and physical securities across global markets and various asset classes. Asset class exposures include some, but not necessarily all, of the following: equity securities, currencies, sovereign bonds, investment grade and below-investment grade (i.e., high yield securities or junk bonds) fixed income securities, emerging market debt, agency mortgage-backed securities (including those backed by subprime mortgages), contingent convertible securities, as well as cash and cash equivalent securities. The Global Macro Strategy intends to use a significant amount of derivatives to implement its positions, such as futures, forwards, swaps, including credit default swaps, and options. The Fund’s use of derivative instruments will have the economic effect of financial “leverage,” which increases risk and may magnify the Fund’s gains or losses.
•	The Fund may also use other types of derivative instruments, such as futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.
•	The Fund may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Alternatives Risk, Leverage Risk, Derivatives Risk, Below-Investment Grade Securities Risk and Market Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is
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not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Alternative Investments Risk: The Fund utilizes alternative investment strategies that are complex and may involve greater risk than traditional investments (i.e., stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments; can be highly volatile; are often less liquid, particularly in periods of stress; are generally more complex and less transparent; and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a Sub-Adviser's experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. Bonds rated below-investment grade involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments.
•	Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. In addition, the Fund may maintain cash and cash equivalent positions to manage the Fund’s market exposure and for other portfolio management purposes. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties. The Fund is thus subject to counterparty risk and credit risk with respect to these arrangements.
•	Contingent Convertible Securities Risk: Contingent convertible securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. Investment in this particular type of bond may result in material losses to the Fund based on certain trigger events. The existence of these trigger events creates a different type of risk from traditional bonds and may more likely result in a partial or total loss of value or alternatively they may be converted into shares of the issuing company which may also have suffered a loss in value.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Strategy Risk: There is no guarantee that the Fund’s currency investment strategy will be successful. Currency rates may fluctuate significantly over short or extended periods of time (i.e., may be extremely volatile), which could result in losses to the Fund if currencies do not perform as the Sub-Adviser expects. Changes in foreign currency exchange rates could adversely impact investment gains or add to investment losses. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country’s currency loses value because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a particular foreign currency, investments denominated in that currency increase in value. In general, currency exchange rates can be unpredictably affected by various factors, including political developments and governmental, supranational entity or central bank action or inaction. The Fund may also be positively or negatively affected by governmental strategies intended to make the currencies in which the Fund invests stronger or weaker. In addition, currency markets generally are not as regulated as securities markets, which could expose the Fund to additional risks. Some currency transactions may involve a higher level of risk than other investments relative to the amount invested and the impact of any gain or loss may be magnified. The risks of currency transactions also may be heightened in developing or emerging market countries.
•	Depositary Receipts Risk: Investments in depositary receipts (i.e., American Depositary Receipts) are generally subject to the same risks of investing directly in the
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foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rates will increase with any increase in the duration of those securities. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Floating Rate Loan Risk: Senior secured and unsecured floating rate loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. banks and other financial institutions (“Senior Loans”) and are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are often below-investment grade and are considered to be inherently speculative. If the Fund acquires a participation interest in a Senior Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. To the extent that the Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable, or may be called upon to fulfill other obligations as a co-lender. To the extent a Senior Loan is secured by collateral, it is subject to the risk that the value of the collateral will decline and be insufficient to cover the amount of the loan. Senior Loans are also subject to liquidity risks because they may not have an active trading market, may have less publicly available information about them and may be subject to restrictions on transfer, which may result in the Fund being unable to sell the Senior Loans at a favorable price. Loan interests may be difficult to value and may have extended trade
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settlement periods that may be greater than seven days. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions. Senior loans may not be considered “securities,” and therefore, purchasers may not be entitled to rely on the antifraud protections of the federal securities laws.
•	Foreign Currency Tax Risk: If the U.S. Treasury were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to a Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Board of Trustees of GuideStone Funds may authorize a significant change in investment strategy or other action.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Forward Foreign Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Foreign forward currency exchange contracts involve a risk of loss if currency exchange rates move against the Fund and are subject to counterparty risk.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading and expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Leverage Risk: The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments,
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sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Options Risk: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.
•	Short Sales and Short Position Risk: Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The Fund’s short strategy depends on counterparties from which the Fund borrows securities. The Fund must post collateral when borrowing securities and the Fund is subject to the risk of default by a counterparty, which could result in a loss of collateral and money owed to the Fund.
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•	Sovereign Debt Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
•	Special Situations Risk: In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganizations or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Fund to dispose of them at an advantageous price.
•	Swaps Risk: Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and subject to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Swaps are also subject to valuation risk and may in some cases be illiquid.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Volatility Risk: The Fund may be unsuccessful in maintaining a portfolio of investments that minimize volatility, and there is a risk that the Fund may experience more than minimal volatility. Securities held by the Fund are subject to price volatility and the prices may not be any less, and may be more, volatile than the market as a whole. In addition, the use of volatility management techniques may limit the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing the performance and the annual total return of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Return year ended 12/31
Best Quarter: 2.13% 3/2019	Worst Quarter: (1.63)% 12/2018

Average Annual Total Returns as of 12/31/19
	One Year	Since Inception(1)
Investor Class before taxes	4.62%	2.28%
Investor Class after taxes on distributions(2)	3.90%	1.62%
Investor Class after taxes on distributions and sale of Fund shares(2)	2.83%	1.50%
Institutional Class before taxes	4.93%	2.57%
ICE BofAML U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	1.88%
(1)	The inception date for the Fund is June 30, 2017.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
96 | GuideStone Funds Prospectus

Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since June 2017
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since June 2017
Sub-Advisers and Portfolio Managers
Allianz Global Investors U.S. LLC
James Dudnick, CFA Director and Portfolio Manager	Since July 2017
Steven Gish, CFA Director and Portfolio Manager	Since July 2017
Goldman Sachs Asset Management, L.P.
Jonathon Orr, CFA Portfolio Manager	Since August 2018
Michael Swell Managing Director and Co-Head Global Lead Portfolio Management	Since February 2020
Neuberger Berman Investment Advisers LLC
Ugo Lancioni Managing Director	Since July 2017
Thomas A. Sontag Managing Director	Since July 2017
Parametric Portfolio Associates LLC
Perry Li, CFA, FRM Portfolio Manager	Since January 2018
Jay Strohmaier, CFA Managing Director – Investment Strategy	Since July 2017
Michael Zaslavsky, CFA Senior Investment Strategist	Since August 2018
Weiss Multi-Strategy Advisers LLC
David Baker Portfolio Manager	Since August 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
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GuideStone Funds Defensive Market Strategies® Fund	Institutional GDMYX
Investor GDMZX
Investment Objective
The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity market.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Market Strategies Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.61%	0.61%
Other expenses	0.06%	0.32%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.68%	0.94%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 69	$ 96
3 Years	$218	$ 300
5 Years	$379	$ 520
10 Years	$847	$1,155

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

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Principal Investment Strategies
•	To pursue its investment objective, the Fund utilizes principal investment strategies managed by the Fund’s investment sub-advisers ("Sub-Advisers") under the ultimate supervision of GuideStone Capital Management, LLC (the "Adviser"). The Adviser seeks to combine principal strategies in order to manage to a targeted level of equity market sensitivity (or beta) consistent with the composite index of the Fund. This combination of principal strategies is intended to result in the Fund obtaining investment returns consistent with the equity market, but with lower volatility when compared to the equity market. This reduced market volatility is intended to reduce the downside risk of the Fund relative to that of the equity market. In general, the Fund seeks to meet its investment objective by seeking greater participation in equity market gains than in equity market losses. The Adviser determines the allocation of assets among the principal strategies and seeks to ensure an allocation that will allow the Fund to maintain its reduced volatility as compared to the broader market. Each Sub-Adviser is in turn responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The principal strategies, and the range of assets that will generally be allocated to each, are as follows:

Principal Strategy	Range of Assets
Long Only Equity	30%-80%
Convertible Bond	0%-50%
Long-Short Equity	0%-35%
Options Equity	0%-35%
•	The Adviser monitors the Fund’s investments and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, employ different investment strategies and styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective. The Adviser may increase or decrease a strategy’s weighting within the stated range of Fund assets to a level deemed appropriate to further the Fund’s investment objective.
•	The four principal investment strategies that the Fund employs are discussed below:
•	The Long Only Equity Strategy will invest in one or two main components: a “value-yield” component that focuses primarily on dividend paying equity securities and a “U.S. defensive equity” component that focuses primarily on U.S. equity securities with lower volatility compared to the broader equity market. Pursuant to the Long Only Equity Strategy, the Fund primarily invests in common stocks of U.S. companies but may also invest in common stocks of foreign companies either on a foreign exchange or through depositary receipts, which may be sponsored or unsponsored. The Fund may invest in common stocks of foreign companies in countries having economies and markets generally considered to be developed and, to a lesser extent, companies located in emerging markets. The Fund may also invest in preferred stocks and real estate investment trusts (“REITs”) and other real estate related companies (companies that derive their revenue from, or have their assets in, real estate, including the ownership, construction, management or sale of real estate).
•	The Convertible Bond Strategy involves investments in convertible securities. A convertible security is a security — usually a bond or preferred stock — that can be converted into a different security, typically shares of a company’s common stock. While the Fund has broad discretion to invest in all types of convertible securities of U.S. issuers, the Fund focuses primarily on investments in convertible bonds. The Fund may also invest in convertible securities of non-U.S. issuers. The Fund may invest in obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations. The Fund may invest in both investment grade securities and below-investment grade securities (i.e., high yield securities or junk bonds) subject to a maximum of 50% of its total assets in junk bonds (“Baa” category as rated by Moody’s Investors Service, Inc. or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd.).
•	The Long-Short Equity Strategy involves a long component and a short component. The long component primarily involves investments in equity securities with a focus on the capital appreciation of those securities. The short component involves making short sales of stocks to profit from a decline in those stock’s values. The Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses. The strategy focuses primarily on U.S. equity securities and U.S. equity-related securities and may also include investments in non-U.S. equity securities, and to a lesser extent fixed income securities. The long or short strategy may use options, futures and swaps to gain exposure to stock indexes and individual equity securities.
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•	The Options Equity Strategy seeks to capture potential value embedded in the pricing of equity index options (i.e., the expected difference between the exercise price of the option and the current market price of the index), while holding a portfolio that has lower volatility than the broader U.S. equity markets. The strategy involves the Fund writing cash settled put and/or call options on stock indexes (such as the S&P® 500 Index) and fully covering those written put and call options with a mixture of U.S. Treasury Bills, U.S. Treasury Notes or U.S. government agency securities and a portfolio of stocks that collectively has characteristics similar to the stock index associated with the options sold. To a lesser extent, the strategy may also involve the Fund writing cash settled put or call options on individual stocks. When the Fund writes a put option on an index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is below the exercise price at the time of exercise or expiration. When a put option’s exercise price is lower than the price of the index, the put option is “out of the money.” When the Fund writes a call option on an index, it agrees (in return for receipt of the option price) to pay the option holder, upon exercise of the option prior to, or upon expiration, the difference between the exercise price and price of the index if the index price is above the exercise price at the time of exercise or expiration. When a call option’s exercise price is higher than the price of the index, the call option is “out of the money.” By selling options that are out of the money, the Fund seeks to profit from the sales price of the options while capitalizing on the general tendency of options that are out of the money at the time of sale to expire without worth and without being exercised by the holder. The Fund determines whether an option is “out of the money” based on the probability that it will expire worthless based on implied market pricing.
•	The Fund may hold up to 20% of its assets in securities denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.
•	The Fund may use forward currency exchange contracts, options and futures on stock indexes and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, including futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short. Sub-Advisers may make currency investment decisions independent of their underlying security selections.
•	From time to time, based on economic and market conditions, the Fund may invest heavily in a particular economic sector or sectors.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk, Fixed Income Securities Risk and Options Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments. Bonds rated below-investment grade involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
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•	Convertible Securities Risk: In addition to the interest rate and credit risks applicable to fixed income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Depositary Receipts Risk: Investments in depositary receipts (i.e., American Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Dividend Paying Securities Risk: There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rates will increase with any increase in the duration of those securities. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or
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unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Leverage Risk: The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Options Risk: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period. By writing put options, the Fund takes on the risk of declines in the value of the
102 | GuideStone Funds Prospectus

underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.
•	Preferred Stock Risk: Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities and is also subject to many of the risks associated with debt securities, including interest rate risk. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.
•	Real Estate Investment Trust Risk: The Fund is subject to the risk that REITs’ and other real estate-related companies’ share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain. REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Short Sales and Short Position Risk: Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The Fund’s short strategy depends on counterparties from which the Fund borrows securities. The Fund must post collateral when borrowing securities and the Fund is subject to the risk of default by a counterparty, which could result in a loss of collateral and money owed to the Fund.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Volatility Risk: The Fund may be unsuccessful in maintaining a portfolio of investments that minimize volatility, and there is a risk that the Fund may experience more than minimal volatility. Securities held by the Fund are subject to price volatility and the prices may not be any less, and may be more, volatile than the market as a whole. In addition, the use of volatility management techniques may limit the Fund’s participation in market gains, particularly during periods when market values are increasing, but market volatility is high.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund’s Institutional Class returns, before taxes, averaged over certain periods of time, compare to the performance of two broad-based market indexes and a composite index during the same periods. The S&P 500® Index and the FTSE 3-Month Treasury Bill Index are provided to show how the Fund’s performance compares with the returns of indexes of securities that reflect market sectors in which the Fund invests. The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of the two broad-based market indexes to reflect the market sectors in which the Fund invests.
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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 8.77% 3/2019	Worst Quarter: (7.27)% 12/2018

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Since Inception(1)
Investor Class before taxes	19.38%	8.48%	9.80%
Investor Class after taxes on distributions(2)	17.58%	6.86%	7.97%
Investor Class after taxes on distributions and sale of Fund shares(2)	12.25%	6.26%	7.33%
Institutional Class before taxes	19.78%	8.78%	10.08%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.69%	14.77%
FTSE 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.25%	1.05%	0.65%
Composite Index (reflects no deduction for fees, expenses or taxes)	16.25%	6.43%	7.68%
(1)	The inception date for the Fund is September 1, 2011.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since April 2014
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since September 2011
Brandon Pizzurro, CFP® Portfolio Manager	Since January 2020
Sub-Advisers and Portfolio Managers
American Century Investment Management, Inc.
Phillip N. Davidson, CFA Senior Vice President and Executive Portfolio Manager	Since September 2011
Michael Liss, CFA, CPA Vice President and Senior Portfolio Manager	Since September 2011
Kevin Toney, CFA Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager	Since September 2011
Brian Woglom, CFA Vice President and Senior Portfolio Manager	Since April 2019
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D. Principal	Since March 2016
Andrea Frazzini, Ph.D. Principal	Since March 2016
Ronen Israel Principal	Since November 2019
Lars N. Nielsen Principal	Since November 2019
Parametric Portfolio Associates LLC
Perry Li, CFA, FRM Portfolio Manager	Since January 2018
Thomas Seto Head of Investment Management – Seattle Investment Center	Since March 2014
Jay Strohmaier, CFA Managing Director – Investment Strategist	Since March 2014
Michael Zaslavsky, CFA Senior Investment Strategist	Since August 2018
104 | GuideStone Funds Prospectus

Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President and Portfolio Manager	Since July 2015
Raymond F. Condon Senior Vice President and Portfolio Manager	Since September 2011
Mark R. Shenkman President and Co-Chief Investment Officer	Since September 2011
Justin W. Slatky Executive Vice President and Co-Chief Investment Officer	Since October 2016
Thomas Whitley Vice President and Portfolio Manager	Since January 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
GuideStone Funds Prospectus | 105

GuideStone Funds Equity Index Fund	Institutional GEQYX
Investor GEQZX
Investment Objective
The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.09%	0.09%
Other expenses	0.04%	0.30%
Total annual Fund operating expenses	0.13%	0.39%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 13	$ 40
3 Years	$ 42	$125
5 Years	$ 73	$219
10 Years	$166	$493

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

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Principal Investment Strategies
•	Under normal market conditions, the Fund will invest substantially all, and normally at least 80% of its total assets, in the equity securities (primarily common stocks) included in the S&P 500® Index, in weightings that approximate the relative composition of the securities contained in the S&P 500® Index.
•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures and swap agreements, that are based on:
•	The S&P 500® Index;
•	Companies included in the S&P 500® Index; or
•	Stock indexes other than but similar to the S&P 500® Index.
•	The companies chosen for inclusion in the S&P 500® Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s® (“S&P®”). However, companies are not selected for inclusion by S&P® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.
•	The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500® Index using computer programs and statistical procedures. As a result, the Sub-Adviser does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser buys and sells securities in response to changes in the S&P 500® Index. The Fund generally uses a replication method to track the S&P 500® Index, but will exclude securities as required by the Fund’s faith-based investment policies and restrictions. Because the Fund has fees and transaction expenses (while the S&P 500® Index has none), returns are likely to be below those of the S&P 500® Index.
•	The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of faith-based investment policies and restrictions (100% would indicate perfect correlation).
•	In pursuing its investment strategy, the Fund may at times focus its investments in one or a few particular economic sectors.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund may invest in equity securities of real estate investment trusts (“REITs”) and other real estate related companies.
•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the equity market or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of
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derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund’s faith-based investment policies and restrictions may prevent the Fund from investing in certain securities which comprise the index, which may cause the Fund to have lower performance than the index and contribute to a lower correlation between the performance of the Fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.
•	Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•	Index Strategy Risk: The Fund employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Fund generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, the Fund is subject to investment concentration risk. In addition, although the index strategy attempts to closely track its benchmark index, the Fund may not invest in all of the securities in the index. Also, the Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the benchmark index. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the index, and the
Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.
•	Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Real Estate Investment Trust Risk: The Fund is subject to the risk that REITs’ and other real estate-related
108 | GuideStone Funds Prospectus

companies’ share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain. REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Sub-Adviser Risk: The performance of the Fund will depend on how successfully its Sub-Adviser pursues its investment strategies.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31
Best Quarter: 13.45% 3/2019	Worst Quarter: (13.53)% 12/2018

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	31.33%	11.42%	13.33%
Investor Class after taxes on distributions(1)	30.64%	10.86%	12.56%
Investor Class after taxes on distributions and sale of Fund shares(1)	18.94%	8.98%	10.96%
Institutional Class before taxes	31.68%	11.72%	13.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.69%	13.55%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 109

Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Adviser and Portfolio Managers
Legal & General Investment Management America, Inc.
Brooke Adams Index Trader	Since September 2017
Aodhagán Byrne, CFA Senior Portfolio Manager	Since June 2016
Joe LaPorta Portfolio Manager	Since June 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Shaun Murphy, CFA Head of U.S. Index Funds	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Craig Parker, CFA Portfolio Manager	Since January 2020
Taylor Williams Associate Trader	Since August 2018
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
110 | GuideStone Funds Prospectus

GuideStone Funds Global Real Estate Securities Fund	Institutional GREYX
Investor GREZX
Investment Objective
The Global Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Real Estate Securities Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.68%	0.68%
Other expenses	0.15%	0.42%
Total annual Fund operating expenses	0.83%	1.10%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 85	$ 112
3 Years	$ 265	$ 350
5 Years	$ 460	$ 606
10 Years	$1,025	$1,340

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

GuideStone Funds Prospectus | 111

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund defines a real estate related company as one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.
•	A Sub-Adviser generally looks for real estate securities that have the potential to provide superior returns and focuses on companies with the potential for stock price appreciation and a record of paying dividends. A Sub-Adviser may sell a security when it no longer is deemed to meet these criteria or when other opportunities appear more attractive.
•	The Fund may invest in equity securities of REITs and other real estate related companies located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of REITs and other real estate related companies located in emerging markets. The Fund may invest in REITs and other real estate related companies of any size, including small-capitalization companies (companies with holdings greater than $600 million but less than $2.7 billion). Equity securities in which the Fund may invest include preferred stock and convertible preferred stock.
•	Depending on market conditions, the Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others.
•	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Adviser uses different investment techniques to identify securities that it believes would be the most profitable to the Fund over the long term. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk, Real Estate Investment Trust Risk and Foreign Securities Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
•	Dividend Paying Securities Risk: There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things,
112 | GuideStone Funds Prospectus

emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading and expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Preferred Stock Risk: Some of the REITs and other real estate related company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.
•	Real Estate Concentration Risk: The Fund concentrates its assets in the real estate industry, so an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological
GuideStone Funds Prospectus | 113

developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.
•	Real Estate Investment Trust Risk: The Fund is subject to the risk that REITs’ and other real estate-related companies’ share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain. In addition, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit they extend. Equity and mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. Failure to meet these requirements may have adverse consequences on a Fund. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors.
•	Real Estate Sector Concentration Risk: The Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others. As such, its performance would be especially sensitive to developments that significantly affect those businesses.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 16.60% 12/2011	Worst Quarter: (16.65)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years	Since Inception(1)
Investor Class before taxes	24.42%	6.42%	10.16%	4.32%
Investor Class after taxes on distributions(2)	20.85%	3.91%	8.04%	2.35%
Investor Class after taxes on distributions and sale of Fund shares(2)(3)	14.49%	3.86%	7.36%	2.53%
Institutional Class before taxes	24.87%	N/A	N/A	6.62%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	21.91%	5.56%	8.37%	3.01%
(1)	The Investor Class commenced operations on December 29, 2006, and the Institutional Class commenced operations on May 1, 2015. Therefore, only one year and since inception returns are shown for the Institutional Class.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares
114 | GuideStone Funds Prospectus

through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
(3)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since December 2006
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Adviser and Portfolio Managers
Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited
Jerry Ehlinger, CFA Senior Managing Director and Portfolio Manager – North America	Since December 2013
Karena Fung Senior Vice President and Portfolio Manager – Asia-Pacific	Since January 2019
Charles Harbin, CFA Senior Vice President and Portfolio Manager – North America	Since January 2020
Jason Lai, CFA Senior Vice President and Portfolio Manager – Asia Pacific	Since January 2020
Jacques Perdrix Senior Vice President and Portfolio Manager – Europe	Since November 2017
Mathew Spencer Senior Vice President and Portfolio Manager – North America	Since January 2020
Andreas Welter Senior Vice President and Portfolio Manager – Europe	Since November 2017
John White Senior Managing Director and Portfolio Manager – Asia-Pacific	Since September 2013
Jeffrey Yurk, CFA Senior Vice President and Portfolio Manager – North America	Since January 2020
RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited
John Hammond Managing Director	Since September 2013
Chris Robinson Managing Director	Since September 2013
Robert Thomas Managing Director	Since January 2017
David W. Zonavetch, CPA Managing Director	Since August 2013
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
GuideStone Funds Prospectus | 115

GuideStone Funds Value Equity Fund	Institutional GVEYX
Investor GVEZX
Investment Objective
The Value Equity Fund seeks to provide long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.59%	0.59%
Other expenses	0.04%	0.31%
Total annual Fund operating expenses	0.63%	0.90%
(1)	The management fee has been restated to reflect the estimated fee for the current fiscal year.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 64	$ 92
3 Years	$202	$ 287
5 Years	$351	$ 498
10 Years	$786	$1,108

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

116 | GuideStone Funds Prospectus

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses on large- and medium-sized U.S. companies (companies with holdings greater than $2.7 billion) whose equity securities are considered by the Fund’s Sub-Advisers to be value-oriented. Value-oriented investments are generally those that are trading at prices that the Sub-Advisers believe are below what the securities are worth or that may be out of favor with investors.
•	These value-oriented investments typically have lower price-to-earnings ratios, lower asset valuations and/or higher dividend yields relative to the U.S. market as a whole.
•	The Fund may invest up to 10% of its assets pursuant to an index strategy that seeks to track the returns (before fees and expenses) of the Russell Top 200® Value Index (“Index”). The Index measures the largest capitalization value sector of the U.S. equity market. It is a subset of the Russell Top 200® Index, which consists of the 200 largest issuers in the Russell 3000® Index. The Index is a style factor weighted index consisting of those issuers within the Russell Top 200® Index that have lower price-to-earnings ratios and lower forecasted growth and, as of March 31, 2020, represents approximately 41% of the total market value of the Russell Top 200® Index.
•	In pursuing its investment strategy, the Fund may at times focus its investments in one or a few particular economic sectors.
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities). The Fund may invest in sponsored or unsponsored depositary receipts.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment styles to identify securities it believes are undervalued or are generally out of favor with investors. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk and Value Investing Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the equity market or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Depositary Receipts Risk: Investments in depositary receipts (i.e., ADRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
GuideStone Funds Prospectus | 117

•	Dividend Paying Securities Risk: There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Financial Services Sector Risk: Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financial services sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.
Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	Index Strategy Risk: The Fund employs an index strategy, which generally involves investing in the securities included in an index regardless of market trends. There is a risk that the index strategy may not perform as well as an actively managed strategy that selects securities based on economic, financial and market analysis, because the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the index. To the extent the companies represented in the index are concentrated in particular sectors or industries, the Fund is subject to investment concentration risk. The Fund must pay various expenses, and therefore, its return may differ from the index’s total return, which does not reflect any expenses. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the index and the Fund’s valuation procedures also may affect the Fund’s performance. The Fund’s faith-based investment policies and restrictions may prevent the Fund from investing in certain securities which comprise the index, which may cause the Fund to have lower performance than the index and contribute to a lower correlation between the performance of the Fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.
•	Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger
118 | GuideStone Funds Prospectus

cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Value Investing Risk: There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the investment manager believes to be their full value.
•	Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the
GuideStone Funds Prospectus | 119

future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 13.41% 12/2011	Worst Quarter: (17.45)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	26.80%	7.31%	11.04%
Investor Class after taxes on distributions(1)	23.55%	5.00%	9.44%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	18.12%	5.43%	8.89%
Institutional Class before taxes	27.14%	7.58%	11.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	26.54%	8.28%	11.79%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
American Century Investment Management, Inc.
Phillip N. Davidson, CFA Senior Vice President and Executive Portfolio Manager	Since March 2019
Michael Liss, CFA, CPA Vice President and Senior Portfolio Manager	Since March 2019
Philip Sundell, CFA Portfolio Manager	Since April 2019
Kevin Toney, CFA Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager	Since March 2019
Brian Woglom, CFA Vice President and Senior Portfolio Manager	Since March 2019
Barrow, Hanley, Mewhinney & Strauss, LLC
David W. Ganucheau, CFA Managing Director	Since October 2012
Mark Giambrone Managing Director	Since September 2019
Cory Martin Executive Director	Since September 2019
Lewis Ropp Managing Director	Since September 2019
Legal & General Investment Management America, Inc.
Brooke Adams Index Trader	Since September 2017
Aodhagán Byrne, CFA Senior Portfolio Manager	Since June 2016
Joe LaPorta Portfolio Manager	Since June 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Shaun Murphy, CFA Head of U.S. Index Funds	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Craig Parker, CFA Portfolio Manager	Since January 2020
Taylor Williams Associate Trader	Since August 2018
120 | GuideStone Funds Prospectus

The London Company of Virginia, LLC
J. Brian Campbell, CFA Principal and Portfolio Manager	Since March 2020
Mark E. DeVaul, CFA, CPA Principal and Portfolio Manager	Since March 2020
Stephen M. Goddard, CFA Founder, Chief Investment Officer and Lead Portfolio Manager	Since March 2020
Samuel D. Hutchings, CFA Principal and Portfolio Manager	Since March 2020
Jonathan T. Moody, CFA Principal and Portfolio Manager	Since March 2020
Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since December 2019
Thomas Seto Head of Investment Management	Since December 2019
TCW Investment Management Company LLC
Diane Jaffee, CFA Senior Portfolio Manager and Group Managing Director	Since June 2006
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
GuideStone Funds Prospectus | 121

GuideStone Funds Growth Equity Fund	Institutional GGEYX
Investor GGEZX
Investment Objective
The Growth Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.67%	0.67%
Other expenses	0.04%	0.29%
Total annual Fund operating expenses	0.71%	0.96%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 73	$ 98
3 Years	$227	$ 306
5 Years	$395	$ 531
10 Years	$883	$1,178

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

122 | GuideStone Funds Prospectus

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses its investments in large- and medium-sized U.S. companies (companies with holdings greater than $2.7 billion) whose equity securities are considered by the Fund’s Sub-Advisers to have above-average potential for growth in revenue and earnings.
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities). The Fund may invest in sponsored or unsponsored depositary receipts.
•	In pursuing its investment strategy, the Fund may at times focus its investments in one or a few particular economic sectors.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers use fundamental research to select securities they believe have above-average growth prospects but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth or unanticipated positive earnings. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk and Growth Investing Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the equity market or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Depositary Receipts Risk: Investments in depositary receipts (i.e., ADRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
GuideStone Funds Prospectus | 123

•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
•	Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•	Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
124 | GuideStone Funds Prospectus

•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 18.20% 3/2012	Worst Quarter: (14.76)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	34.42%	13.29%	14.27%
Investor Class after taxes on distributions(1)	31.41%	10.72%	12.09%
Investor Class after taxes on distributions and sale of Fund shares(1)	22.41%	10.12%	11.38%
Institutional Class before taxes	34.79%	13.59%	14.51%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	36.39%	14.62%	15.21%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
GuideStone Funds Prospectus | 125

Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
Brown Advisory, LLC
Kenneth M. Stuzin, CFA Partner	Since June 2013
ClearBridge Investments, LLC
Peter Bourbeau Managing Director and Portfolio Manager	Since June 2017
Margaret Vitrano Managing Director and Portfolio Manager	Since June 2017
Loomis, Sayles & Company, L.P.
Aziz Hamzaogullari Chief Investment Officer, Growth Equity Strategies Team and Portfolio Manager	Since April 2015
Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since December 2019
Thomas Seto Head of Investment Management	Since December 2019
Sands Capital Management, LLC
Wesley A. Johnston, CFA Portfolio Manager and Senior Research Analyst	Since January 2016
Frank M. Sands, CFA Chief Executive Officer and Chief Investment Officer	Since October 2003
A. Michael Sramek, CFA Senior Portfolio Manager, Research Analyst and Managing Director	Since June 2013
Thomas H. Trentman, CFA Portfolio Manager and Research Analyst	Since November 2017
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
126 | GuideStone Funds Prospectus

GuideStone Funds Small Cap Equity Fund	Institutional GSCYX
Investor GSCZX
Investment Objective
The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.92%	0.92%
Other expenses	0.08%	0.34%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.01%	1.27%
(1)	The management fee has been restated to reflect the estimated fee for the current fiscal year.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 103	$ 129
3 Years	$ 322	$ 403
5 Years	$ 558	$ 697
10 Years	$1,236	$1,534

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

GuideStone Funds Prospectus | 127

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, generally consistent with the capitalization range of companies comprising the Russell 2000® Index. The market capitalization range of the Russell 2000® Index changes with market conditions and due to modifications in its member composition. As of May 10, 2019, the market capitalization in the Russell 2000® Index ranged from $152.3 million to $5.0 billion. The Fund’s portfolio is not limited to the companies listed in the Russell 2000® Index and, as such, is diversified among a large number of companies across different industries and economic sectors, such as the financial services sector. Because the Fund may continue to hold a security whose market capitalization increases or decreases over time, a portion of the Fund’s holdings may have market capitalizations outside the range of the Russell 2000® Index at any given time.
•	The Fund is diversified with respect to equity securities possessing attractive fundamental values and strong growth prospects. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends. The Fund may invest in initial public offerings (“IPOs”).
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”), which represent ownership of underlying foreign securities that are denominated in U.S. dollars, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. The Fund may invest in sponsored or unsponsored depositary receipts.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers, using fundamental research and quantitative analysis, select securities that they believe have favorable investment characteristics but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, relative valuation, business catalysts or quality of management. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-
Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk and Small Capitalization Companies Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the equity market or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Depositary Receipts Risk: Investments in depositary receipts (i.e., ADRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored
128 | GuideStone Funds Prospectus

depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Financial Services Sector Risk: Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financial services sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading and expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Initial Public Offerings Risk: The Fund may invest in IPOs, which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’
GuideStone Funds Prospectus | 129

investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Quantitative Strategy Risk: Quantitative inputs and models use historical company, economic or industry data to evaluate prospective investments or to generate forecasts. Investments selected using quantitative methods may perform differently than analysis of their historical trends would suggest and may perform differently from the market as a whole. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. There can be no assurance that these methodologies will enable the Fund to achieve its objective or that the models will perform as expected.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 16.32% 12/2010	Worst Quarter: (21.64)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	24.97%	6.38%	11.23%
Investor Class after taxes on distributions(1)	23.88%	4.37%	9.17%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	15.55%	4.63%	8.77%
Institutional Class before taxes	25.29%	6.66%	11.48%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.22%	11.82%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares
130 | GuideStone Funds Prospectus

through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
Delaware Investments Fund Advisers
Christopher S. Adams, CFA Vice President and Senior Portfolio Manager	Since September 2018
Francis X. Morris Executive Director and Chief Investment Officer – U.S. Core Equity	Since September 2018
Michael S. Morris, CFA Vice President and Senior Portfolio Manager	Since September 2018
Donald G. Padilla, CFA Vice President and Senior Portfolio Manager	Since September 2018
David E. Reidinger Vice President and Senior Portfolio Manager	Since September 2018
Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D. Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since September 2018
Kenneth N. Levy, CFA Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since September 2018
Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since December 2019
Thomas Seto Head of Investment Management	Since December 2019
TimesSquare Capital Management, LLC
Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA Director and Portfolio Manager/Analyst	Since December 2007
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
GuideStone Funds Prospectus | 131

GuideStone Funds International Equity Index Fund	Institutional GIIYX
Investment Objective
The International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Index Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management fee	0.11%
Other expenses	0.12%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses	0.24%
Fee waiver(1)	(0.01)%
Total annual Fund operating expenses (after fee waiver)	0.23%
(1)	The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (without regard to any expense reductions realized through the use of directed brokerage) excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.22% (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Institutional Class
1 Year	$ 24
3 Years	$ 76
5 Years	$134
10 Years	$305

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

132 | GuideStone Funds Prospectus

Principal Investment Strategies
•	Under normal market conditions, the Fund will invest substantially all, and normally at least 80% of its total assets, in the equity securities (primarily common stocks) included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index.
•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed futures and foreign currency forward contracts, that are based on:
•	The MSCI EAFE Index;
•	Companies included in the MSCI EAFE Index; or
•	Stock indexes comparable to the MSCI EAFE Index.
•	The MSCI EAFE Index is as an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the United States and Canada. The MSCI EAFE Index covers approximately 85% of the free float-adjusted market capitalization in each country. As of March 31, 2020, the MSCI EAFE Index consisted of 918 constituents, representing the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
•	The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index using computer programs and statistical procedures. As a result, the Sub-Adviser does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser buys and sells securities in response to changes in the MSCI EAFE Index. Because the Fund has fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.
•	Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.
•	The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of faith-based investment policies and restrictions (100% would indicate perfect correlation).
•	Equity securities of foreign companies are predominantly traded on foreign stock exchanges in foreign currencies.
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation. The Fund may invest in sponsored or unsponsored depositary receipts.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk, Foreign Securities Risk and Index Strategy Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the international equity markets or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be
GuideStone Funds Prospectus | 133

affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Depositary Receipts Risk: Investments in depositary receipts (including ADRs, European Depositary Receipts and GDRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund’s faith-based investment policies and restrictions may prevent the Fund from investing in certain securities which comprise the index, which may cause the Fund to have lower performance than the index and contribute to a lower correlation between the performance of the Fund and the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Geographic Concentration Risk: Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.
•	Index Strategy Risk: The Fund employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Fund generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, the Fund is subject to investment concentration risk. In addition, although the index strategy attempts to closely track its benchmark index, the Fund may not invest in all of the securities in the index. Also, the Fund’s fees and expenses will reduce the Fund’s returns, unlike those of the benchmark index. Cash flow into and out of the Fund, portfolio transaction costs, changes in the securities that comprise the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.
•	Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole.
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Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
•	Sub-Adviser Risk: The performance of the Fund will depend on how successfully its Sub-Adviser pursues its investment strategies.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Institutional Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Institutional Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Institutional Class Annual Total Returns years ended 12/31
Best Quarter: 9.52% 3/2019	Worst Quarter: (12.29)% 12/2018

Average Annual Total Returns as of 12/31/19
	One Year	Since Inception(1)
Institutional Class before taxes	21.21%	4.18%
Institutional Class after taxes on distributions(2)	20.31%	3.59%
Institutional Class after taxes on distributions and sale of Fund shares(2)	13.11%	3.15%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.01%	4.30%
(1)	The inception date for the Fund is June 1, 2015.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and
GuideStone Funds Prospectus | 135

may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs).
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since June 2015
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Adviser and Portfolio Managers
Legal & General Investment Management America, Inc.
Brooke Adams Index Trader	Since September 2017
Aodhagán Byrne, CFA Senior Portfolio Manager	Since June 2016
Joe LaPorta Portfolio Manager	Since June 2016
Drew Miyawaki Head of Global Equity Trading	Since June 2016
Shaun Murphy, CFA Head of U.S. Index Funds	Since June 2016
Michael O’Connor Senior Portfolio Manager	Since October 2016
Craig Parker, CFA Portfolio Manager	Since January 2020
Taylor Williams Associate Trader	Since August 2018
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
136 | GuideStone Funds Prospectus

GuideStone Funds International Equity Fund	Institutional GIEYX
Investor GIEZX
Investment Objective
The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.76%	0.76%
Other expenses	0.12%	0.40%
Dividend or interest expense on short sales	0.19%	0.19%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.08%	1.36%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 110	$ 138
3 Years	$ 343	$ 431
5 Years	$ 595	$ 745
10 Years	$1,317	$1,635

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

GuideStone Funds Prospectus | 137

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.
•	The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed, but may also invest in equity securities of foreign companies located in emerging markets.
•	Equity securities of foreign companies are predominantly traded on foreign stock exchanges.
•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation. The Fund may invest in sponsored or unsponsored depositary receipts.
•	The Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets. When the Fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.
•	The Fund may use forward currency exchange contracts, options and futures on stock indexes and equity swap agreements to gain exposure to foreign markets and currencies. Sub-Advisers may make currency investment decisions independent of their underlying security selections. The Fund may also use other types of derivative instruments, including futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk, Foreign Securities Risk and Derivatives Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the international equity markets or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
138 | GuideStone Funds Prospectus

•	Depositary Receipts Risk: Investments in depositary receipts (including ADRs, European Depositary Receipts and GDRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	Geographic Concentration Risk: Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts
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of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Leverage Risk: The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’
investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Quantitative Strategy Risk: Quantitative inputs and models use historical company, economic or industry data to evaluate prospective investments or to generate forecasts. Investments selected using quantitative methods may perform differently than analysis of their historical trends would suggest and may perform differently from the market as a whole. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. There can be no assurance that these methodologies will enable the Fund to achieve its objective or that the models will perform as expected.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Short Sales and Short Position Risk: Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The Fund’s short strategy depends on counterparties from which the Fund borrows securities. The Fund must post collateral when borrowing securities and the Fund is subject to the risk of default by a counterparty, which could result in a loss of collateral and money owed to the Fund.
•	Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants
140 | GuideStone Funds Prospectus

may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 17.46% 9/2010	Worst Quarter: (21.89)% 9/2011

Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Ten Years
Investor Class before taxes	23.10%	6.34%	5.29%
Investor Class after taxes on distributions(1)	21.72%	4.73%	4.31%
Investor Class after taxes on distributions and sale of Fund shares(1)(2)	14.66%	4.76%	4.11%
Institutional Class before taxes	23.45%	6.62%	5.56%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.01%	5.67%	5.50%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since August 2001
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
AQR Capital Management, LLC
Clifford S. Asness, Ph.D. Managing and Founding Principal	Since March 2008
Andrea Frazzini, Ph.D. Principal	Since November 2019
Ronen Israel Principal	Since November 2019
Michael Katz, Ph.D. Principal	Since March 2016
John M. Liew, Ph.D. Founding Principal	Since March 2008
Lars N. Nielsen Principal	Since November 2019
Harris Associates L.P.
David G. Herro, CFA Deputy Chairman and Chief Investment Officer – International Equity	Since April 2018
Michael L. Manelli, CFA Vice President, Portfolio Manager and Senior International Investment Analyst	Since April 2018
GuideStone Funds Prospectus | 141

MFS Institutional Advisors, Inc.
Filipe Benzinho Investment Officer	Since May 2016
Daniel Ling Investment Officer	Since May 2016
Mondrian Investment Partners Ltd.
Nigel Bliss Senior Portfolio Manager	Since August 2001
Christopher Davis, CFA Portfolio Manager	Since June 2019
Elizabeth Desmond, CFA Director, Deputy Chief Executive Officer and Chief Investment Officer – International Equities	Since August 2001
Steven Dutaut, CFA Senior Portfolio Manager	Since May 2016
Alex Simcox, CFA Senior Portfolio Manager	Since May 2016
Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since December 2019
Thomas Seto Head of Investment Management	Since December 2019
WCM Investment Management, LLC
Paul R. Black Co-CEO and Portfolio Manager	Since April 2019
Peter J. Hunkel Vice President and Portfolio Manager	Since April 2019
Michael B. Trigg Senior Vice President and Portfolio Manager	Since April 2019
Kurt R. Winrich, CFA Co-CEO and Portfolio Manager	Since April 2019
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
142 | GuideStone Funds Prospectus

GuideStone Funds Emerging Markets Equity Fund	Institutional GEMYX
Investor GEMZX
Investment Objective
The Emerging Markets Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Equity Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	0.87%	0.87%
Other expenses	0.32%	0.70%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.20%	1.58%

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$ 122	$ 161
3 Years	$ 381	$ 499
5 Years	$ 660	$ 860
10 Years	$1,455	$1,878

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

GuideStone Funds Prospectus | 143

Principal Investment Strategies
•	The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities that are economically tied to emerging markets. Equity securities may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies, and the Fund may invest in companies with any market capitalization. The Fund considers emerging markets to include any non-Canadian and non-American market that is not included in the MSCI EAFE Index. As of the date of this Prospectus, the markets in the following countries are excluded from the term “emerging markets”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund’s investments in emerging markets may include investments in frontier markets, which are a sub-set of emerging markets that are investable but that may have lower market capitalization and liquidity and may be more politically unstable than more developed emerging markets. An issuer is considered to be from the country where it is located based on where it is headquartered or incorporated, where the majority of its assets are located and/or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.
•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.
•	Equity securities of foreign companies are predominantly traded on foreign stock exchanges.
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation. The Fund may invest in sponsored or unsponsored depositary receipts.
•	The Fund may use forward currency exchange contracts, options and futures on stock indexes and equity swap agreements to gain exposure to foreign markets and currencies. Sub-Advisers may make currency investment decisions independent of their underlying stock selections. The Fund may also use other types of derivative instruments, including futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.
•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.
•	The Fund may invest in initial public offerings (“IPOs”).
•	The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in the GuideStone Funds Money Market Fund.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Equity Risk, Foreign Securities Risk and Derivatives Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the international equity markets or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ governing documents, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to
144 | GuideStone Funds Prospectus

intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Depositary Receipts Risk: Investments in depositary receipts (including ADRs, European Depositary Receipts and GDRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Emerging Markets Risk: Investing in emerging markets countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging markets countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging markets countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging markets countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging markets countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging markets countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Frontier Markets Risk: Investing in frontier markets involves greater risk than investing in traditional emerging markets because frontier countries generally have smaller economies, greater political instability and less developed capital markets, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying
GuideStone Funds Prospectus | 145

instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	Geographic Concentration Risk: Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.
•	High Portfolio Turnover Risk: The Fund may engage in active and frequent trading and expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.
•	Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•	Initial Public Offerings Risk: The Fund may invest in IPOs, which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.
•	Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other GuideStone Funds that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming
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inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Quantitative Strategy Risk: Quantitative inputs and models use historical company, economic or industry data to evaluate prospective investments or to generate forecasts. Investments selected using quantitative methods may perform differently than analysis of their historical trends would suggest and may perform differently from the market as a whole. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies. There can be no assurance that these methodologies will enable the Fund to achieve its objective or that the models will perform as expected.
•	Small Capitalization Companies Risk: An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.
•	Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Investor Class Annual Total Returns years ended 12/31
Best Quarter: 11.81% 12/2019	Worst Quarter: (19.12)% 9/2015

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Average Annual Total Returns as of 12/31/19
	One Year	Five Years	Since Inception(1)
Investor Class before taxes	19.64%	3.34%	1.54%
Investor Class after taxes on distributions(2)	18.89%	3.07%	1.18%
Investor Class after taxes on distributions and sale of Fund shares(2)	11.96%	2.53%	1.09%
Institutional Class before taxes	20.06%	3.64%	1.82%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	18.42%	5.61%	3.66%
(1)	The inception date for the Fund is October 31, 2013.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for the Investor Class. After-tax returns for the Institutional Class will vary.
Management
Investment Adviser and Portfolio Manager
GuideStone Capital Management, LLC
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since October 2013
Brandon Pizzurro, CFP® Portfolio Manager	Since April 2019
Sub-Advisers and Portfolio Managers
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D. Principal	Since March 2016
Andrea Frazzini, Ph.D. Principal	Since March 2016
Ronen Israel Principal	Since November 2019
Michael Katz, Ph.D. Principal	Since March 2016
Lars N. Nielsen Principal	Since November 2019
Goldman Sachs Asset Management, L.P.
Hiren Dasani, CFA Managing Director	Since June 2018
Basak Yavuz, CFA Executive Director	Since June 2018
RBC Global Asset Management (UK) Limited
Philippe Langham, ACA Senior Portfolio Manager and Head, RBC Emerging Market Equities	Since September 2019
Wellington Management Company LLP
Vera M. Trojan, CFA Senior Managing Director and Equity Portfolio Manager	Since June 2018
Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 149.
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Summary of Other Important Fund Information
Purchase and Sale of Fund Shares
Purchase of Fund Shares
Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply):
Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100
Institutional Class Shares: Institutional Class shares are available for purchase directly from the Fund by any individual or entity by making a minimum initial investment of $1,000,000 (there is no minimum subsequent investment) in the Funds in the aggregate, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliate(s). In addition, investors that hold Institutional Class shares of the Funds that were acquired prior to May 1, 2014, remain eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000.
Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources are not eligible to purchase Institutional Class shares directly from the Funds but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund(s). A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).
At the discretion of the Trust’s officers, the minimum investment requirements for any class of shares may be waived.
Sale of Fund Shares
The Funds’ shares are redeemable, and may be redeemed on any business day, through our website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.
Tax Information
Generally, a Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in a Fund is made through a 403(b) plan, a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged arrangement, from which withdrawals may be taxed as ordinary income. However, the Money Market Fund and Low-Duration Bond Fund expect, based on their investment objective and strategies, that their distributions, if any, will consist primarily of ordinary income.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information Regarding the Funds
What is a mutual fund?
A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.
GuideStone Funds (the “Trust”) is a family of mutual funds (each, a “Fund” and collectively, the “Funds”) that offers a selection of Funds to investors, each with its own investment objective, strategies and risks. There is a separate Fund Summary for each Fund and other detailed information in the preceding pages. Please read each Fund Summary carefully before you invest. It is important that investors closely review and understand the risks of investing in the Funds.
The Trust’s Funds are divided into three groups:
Target Date Funds — Each Target Date Fund (see pages 4 to 38) invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Target Date Fund invests in the Institutional Class of the Select Funds.
•	MyDestination 2015 Fund
•	MyDestination 2025 Fund
•	MyDestination 2035 Fund
•	MyDestination 2045 Fund
•	MyDestination 2055 Fund

Target Risk Funds — Each Target Risk Fund (see pages 39 to 60) invests primarily in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. Each Target Risk Fund invests in the Institutional Class of the Select Funds.
•	Conservative Allocation Fund
•	Balanced Allocation Fund
•	Growth Allocation Fund
•	Aggressive Allocation Fund

Select Funds — Each Select Fund (see pages 61 to 148) invests directly in different types of fixed income obligations, equities or other investments to meet its investment objective.
•	Money Market Fund
•	Low-Duration Bond Fund
•	Medium-Duration Bond Fund
•	Extended-Duration Bond Fund
•	Global Bond Fund
•	Strategic Alternatives Fund
•	Defensive Market Strategies Fund
•	Equity Index Fund
•	Global Real Estate Securities Fund
•	Value Equity Fund
•	Growth Equity Fund
•	Small Cap Equity Fund
•	International Equity Index Fund
•	International Equity Fund
•	Emerging Markets Equity Fund

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Who is the Adviser?
GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Target Date Funds’ and Target Risk Funds’ investments among the Select Funds and other investments. The Adviser may, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds or ETFs for a Fund.
Each Select Fund uses various investment management firms (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of a Select Fund among them and makes recommendations to the Board of Trustees of the Trust (“Board of Trustees”) regarding changes to the Sub-Advisers. The Select Funds may change Sub-Advisers without shareholder approval.
Changes to Investment Objective: Each Fund’s investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.
Faith-Based Investing: No Fund may invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include shares which have been repurchased or redeemed by the Trust.
Control by GuideStone Financial Resources: In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. As of the date of this Prospectus, GuideStone Financial Resources also controls the vote of at least a majority of the outstanding shares of each Fund.
The Funds are not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the Federal Deposit Insurance Corporation or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.
Target Date Fund and Target Risk Fund Asset Class Allocations: Each Target Date Fund invests in the Select Funds and other investments according to the asset class allocation represented by its glide path, which is presented in each Target Date Fund’s summary prospectus. Each Target Risk Fund invests in the Select Funds and other investments according to the asset class allocations represented by its asset class allocation table, which is presented in each Target Risk Fund’s summary prospectus. The Select Funds are categorized by asset class below. A summary prospectus for each Select Fund is included in this prospectus.
Fixed Income Select Funds
Money Market Fund — The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.
Low-Duration Bond Fund — The Low-Duration Bond Fund seeks current income consistent with preservation of capital.
Medium-Duration Bond Fund — The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.
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Extended-Duration Bond Fund — The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.
Global Bond Fund — The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.
U.S. Equity Select Funds
Defensive Market Strategies Fund — The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity market. Although the Fund is categorized as a “U.S. Equity Select Fund,” it may also invest a portion of its assets in fixed income and convertible securities.
Equity Index Fund — The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.
Value Equity Fund — The Value Equity Fund seeks to provide long-term capital appreciation.
Growth Equity Fund — The Growth Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Small Cap Equity Fund — The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Non-U.S. Equity Select Funds
International Equity Index Fund — The International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI Europe, Australasia and Far East Index (MSCI EAFE Index).
International Equity Fund — The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Emerging Markets Equity Fund — The Emerging Markets Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.
Real Assets Select Fund
Global Real Estate Securities Fund — The Global Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.
Alternatives Select Fund
Strategic Alternatives Fund — The Strategic Alternatives Fund seeks absolute returns with both lower volatility than and low correlation with traditional equity and fixed income markets.
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Additional Information About Principal Strategies & Risks
The following provides more information about the Funds’ principal investment strategies and risks. Disclosure regarding non-principal investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).
Below-Investment Grade Securities Risk: Below-investment grade securities (i.e., high yield securities or junk bonds) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Below-investment grade securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A below-investment grade security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Cash Overlay Program: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Target Date Funds and Target Risk Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the U.S. Equity, Non-U.S. Equity and Real Assets Select Funds, Parametric may also from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as exchange listed equity index futures contracts (e.g., S&P 500® Index, MSCI EAFE Index, etc.), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, Parametric may use short positions in derivative instruments, such as futures contracts, as well as short U.S. Treasury securities, within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund for the purpose of reducing market exposure in anticipation of liquidity needs. For the Strategic Alternatives Fund and Defensive Market Strategies Fund, Parametric may invest in long and short positions in exchange listed equity futures contracts (e.g., S&P 500® Index) and U.S. Treasury futures contracts and exchange listed equity index futures contracts (e.g., S&P 500® Index), respectively, to gain market exposure on cash balances, to reduce market exposure in anticipation of liquidity needs or to manage risk relative to the corresponding broad-based benchmark of the Fund.
Commodities Exposure: Investments providing exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as droughts, floods and other natural hazards, livestock disease and embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Fund’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no
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guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.
Completion Portfolios: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric on behalf of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund. Each Fund has a well-defined risk/return profile. When a Fund’s actual level and composition of risk varies from a Fund’s desired risk exposure, the Adviser may allocate Fund assets to Parametric to implement one or more of its proprietary “completion portfolios.” These “completion portfolios” are designed to be held alongside a Fund’s long-term strategic investments and bring the Fund’s risk exposure to desired levels, as defined by the Adviser. A completion portfolio may be used, for example, if a Sub-Adviser portfolio exhibits style drift, thereby causing a Fund’s risk/return profile to be out of line with the Adviser’s risk targets for a Fund. In such a situation, the Adviser may direct Parametric to apply the appropriate completion portfolio to restore the Fund’s risk characteristics to the desired state.
Contingent Convertible Securities: The Global Bond Fund and Strategic Alternatives Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. These features may cause substantially greater risk exposure during times of market turmoil. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Factors that may impact the value of CoCos include, but are not limited to: economic, financial, and political events that affect the issuer, its particular market, or financial markets as a whole; creditworthiness of the issuer; general market conditions; fluctuations in the issuer’s capital ratios; and the supply and demand for CoCos.
One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer's failure to maintain a regulatory-required capital minimum. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen an investor’s standing in the case of the issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, whereby the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.
What are derivatives?
Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset or index. These investments include options, futures contracts and similar investments. Futures and options are popular types of derivatives because, generally, they are easily bought and sold and have market values that are regularly calculated and published.
Derivatives: The Select Funds (other than the Money Market Fund) may use long or short positions in derivatives such as, but not limited to, swaps, equity futures contracts and currency forwards, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.
The Low-Duration Bond Fund and the Medium-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indexes (for investment purposes); and credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates). The Low-Duration Bond
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Fund may also use options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds), and the Medium-Duration Bond Fund may also use U.S. Treasury futures and options (for investment purposes).
The Extended-Duration Bond Fund may use various types of derivative instruments including, but not limited to, futures contracts, options, forward contracts and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset; to increase returns; to manage market, foreign currency and/or duration or interest rate risk; or as part of a hedging strategy.
The Global Bond Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); and credit default swaps and currency swaps (investment purposes and hedging).
The Strategic Alternatives Fund may use various types of derivative instruments including, but not limited to, non-deliverable forward exchange contracts; options and futures on stock indexes; currency options; interest rate swaps and interest rate futures; options on futures and swap agreements, such as credit default swaps, as a substitute for investing directly in an underlying asset, to increase return, to gain exposure to foreign markets and currencies, to hedge against losses or as an alternative to selling a security short.
The Defensive Market Strategies Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures on stock indexes to gain exposure to foreign markets and currencies.
The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts, options and futures on stock indexes and equity swap agreements to gain exposure to foreign markets and currencies.
Each Target Date Fund and Target Risk Fund may invest its assets directly in exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts and/or U.S. Treasury securities in order to gain exposure to the U.S. equity and fixed income markets on cash balances. To the extent a Target Date Fund or a Target Risk Fund invests in a Select Fund or other investments that invest in derivatives, the Fund will have exposure to additional types of derivatives.
A Fund’s use of derivatives may reduce its return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. An investment in derivatives is subject to changes in the value of the underlying security on which the investment is based. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where a Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions or other costs that may reduce a Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, a Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy or insolvency), or other
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reasons. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent a Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit a Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative a Fund uses and the nature of the contractual arrangement. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage a Fund could undertake through derivatives and otherwise.
Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. It is possible that a Fund may not hedge certain risks in particular situations, even if suitable instruments are available.
Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a future’s price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that a Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent a Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When a Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When a Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, a Fund would expect to suffer a loss. However, the premium a Fund received for writing the put should offset a portion of the decline. If an option that a Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.
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Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If a Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift a Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market continues to change as a result of this legislation, which could adversely affect a Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Duration: Duration measures the time-weighted expected cash flows of a fixed income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A Select Fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen a Select Fund’s duration. As the value of a security changes over time, so will its duration.
Floating Rate Loans: Senior secured and unsecured floating rate loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. banks and other financial institutions (“Senior Loans”). The Strategic Alternatives Fund may invest a portion of its assets in Senior Loans. Senior Loans hold a senior position in the capital structure of the borrower and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior Loans typically have rates of interest that are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Most loans are lower-rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower-rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, a Sub-Adviser will consider, and may rely in part, on analyses performed by others.
Senior loans are subject to liquidity risk, prepayment risk (i.e., the risk that when interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest in securities with a lower yield), extension risk (i.e., the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Fund’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Fund investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value. Senior loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that a Fund may incur losses in order to timely honor redemptions.
A Fund’s investments in loans are subject to the risk that a Fund will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral could satisfy the borrower’s obligation or that the collateral would be readily liquidated. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Fund may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans because there is no recourse for the lender to collateral. Senior loans in which a Fund may invest may be made in order to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Fund’s Sub-Adviser(s) may be required to rely exclusively on its
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analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. To the extent that a Fund invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Fund could be held liable, or may be called upon to fulfill other obligations, as a co-lender.
Foreign and Emerging Markets Risk: Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic or economic instability; trade barriers and other protectionist trade policies (including those of the United States); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance and legal standards. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic or regulatory conditions in foreign countries, as well as currency exchange rates.
Investing in emerging markets countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging markets countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging markets countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging markets countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging markets countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging markets countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed markets’ countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, a Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised, and a Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
Foreign Currency Tax Risk: As a regulated investment company, a Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds treat foreign currency gains as qualifying income. You should be aware, however, that the U.S. Treasury Department has statutory authority to issue regulations excluding from the definition of qualifying income foreign currency gains not directly
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related to an underlying fund’s business of investing in securities (e.g., for purposes other than hedging an underlying fund’s exposure to foreign currencies). As of the date of this prospectus, no regulations have been issued pursuant to this authorization. Such regulations, if issued, may result in a Fund being unable to qualify as a regulated investment company for one or more years. In this event, the Board of Trustees may authorize a significant change in investment strategy or other action. Additionally, the Internal Revenue Service has not issued any guidance on how to apply the asset diversification test to foreign currency positions. Any determination by the Internal Revenue Service as to how to do so might differ from that of a Fund and may result in a Fund paying additional tax or a Fund’s failure to qualify as a regulated investment company. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The lack of guidance provided by the Internal Revenue Service may be taken into account in determining whether any such failure is due to reasonable cause and not willful neglect. For more information, please see the “Taxation” section in the SAI.
Funds of Funds: In managing the Target Date Funds and the Target Risk Funds (collectively, the “Funds of Funds”), the Adviser has the authority to select and substitute Select Funds in which to invest. The Adviser is compensated by the Funds of Funds and by the Select Funds for advisory services provided. The Adviser is subject to conflicts of interest in allocating the Funds of Funds’ assets both because the fees payable to a Fund of Funds by Select Funds differ and because the Adviser is responsible for managing the Select Funds (i.e., the Adviser may have incentive to increase assets under management in a Select Fund or to support a particular investment strategy in a Select Fund).
In addition to the fees directly associated with the Funds of Funds, these Funds will indirectly bear the fees of the Select Funds in which they invest. An investor may invest directly in the Select Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Select Funds instead of in the Funds of Funds. However, an investor who chooses to invest directly in the Select Funds would not receive the asset allocation and rebalancing services provided by the Adviser.
Finally, the Adviser's authority to allocate investments among affiliated and unaffiliated funds creates conflicts of interest. For example, investing in affiliated funds could cause the Funds of Funds to incur higher fees. In selecting underlying funds, the Adviser will select affiliated funds without considering or canvassing the universe of unaffiliated funds available even though there may (or may not) be one or more unaffiliated funds that may be a more appropriate addition to the Fund of Funds, that investors may regard as a more attractive investment for the Fund of Funds, or that may have higher returns. To the extent that an investment in an affiliated fund is not available, only then will the Adviser consider unaffiliated funds.
High Portfolio Turnover Risk: Portfolio turnover measures how frequently securities held by a Fund are bought and sold. Portfolio turnover rates for the Select Funds may be somewhat higher than the rates of other similar mutual funds that have a single manager. Each of the Select Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the relevant Fund’s investment objective, policies and limitations. Thus, one Sub-Adviser to a Fund could decide to sell a security when another Sub-Adviser to the Fund decides to purchase the same security, thereby increasing a Fund’s portfolio turnover rate. When a Select Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the portfolio account, which may result in high profile turnover and increased transaction costs. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates (100% or more) may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns. Additional information on the Funds’ portfolio turnover can be found in the section entitled “Financial Highlights.”
Inflation-Linked Debt Securities: Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the index measure of inflation rises, the principal value of inflation-linked debt securities will be adjusted upward, and consequently, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased.
Initial Public Offerings: The market value of shares issued in an initial public offering (“IPO”) will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to
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market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of a Fund’s performance could be attributable to investments in IPOs, because such investments could have a magnified impact on a Fund. As a Fund’s assets grow, the effect of a Fund’s investments in IPOs on a Fund’s performance will likely decline, which could reduce a Fund’s performance.
Interest Rate Risk: In general, the value of investments with interest rate risk, such as debt securities or income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities. Fluctuations in interest rates may affect the liquidity of fixed income securities and instruments held by a Fund.
Large Shareholder Transactions Risk: Shares held by large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as shares held by other Funds, may from time to time represent a substantial portion of a Fund’s assets. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds (e.g., the Target Date Funds or the Target Risk Funds) or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a Fund of Funds or other significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.
LIBOR Transition Risk: A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate, Sterling Overnight Interbank Average Rate and Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Liquidity Risk: Certain investments may be difficult or impossible to sell at a time or price most favorable to a Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions. There is also a risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions,
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an unusually high volume of redemption requests or other reasons. A Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.
To the extent that a Fund invests in below-investment grade fixed income securities, small- and mid-capitalization stocks, real estate investment trusts (“REITs”) and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Manager of Managers: With respect to the Select Funds, the Adviser is a “manager of managers.” The Adviser may allocate a Select Fund’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of certain Select Funds among them. The Adviser is active in the selection of Sub-Advisers as well. To a significant extent, a Select Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of a Select Fund independently from another Sub-Adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for its allocated portion of the Fund. Because each Sub-Adviser directs the trading for its own portion of a Select Fund and does not aggregate its transactions with those of the other Sub-Adviser(s), a Select Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund. In addition, while the Adviser seeks to allocate a Select Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective, the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among Sub-Advisers, to the extent that such activity could impact the Adviser’s revenues and profits. Each Select Fund pays its Sub-Advisers directly. In the case of a Fund with multiple Sub-Advisers, the actual overall management fee of the Fund may change from time to time based on the allocation of the Fund’s assets to its Sub-Advisers, which may charge different sub-advisory fees. Accordingly, changes in asset allocations among a Fund’s Sub-Advisers may result in an increase or a decrease in the Fund’s actual operating expenses. Similarly, termination of a Sub-Adviser or addition of a new Sub-Adviser may result in changes to actual operating expenses. The assets of multiple Funds or other accounts may be aggregated for purposes of calculating breakpoints in sub-advisory fees. Therefore, the Adviser’s decision to increase or decrease the amount of Fund assets allocated to a particular Sub-Adviser also may serve to lower or increase, respectively, the sub-advisory fee (and therefore the actual overall management fee) of another Fund that aggregates its assets with the Fund. The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on its analysis of qualitative and quantitative factors to act in a manner that it determines to be in the best interests of the Funds.
Mortgage- and Asset-Backed Securities Risk: A mortgage-backed security (“MBS”) may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some MBSs make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBSs are based on different types of mortgages including those on commercial real estate or residential properties.
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Asset-backed securities (“ABSs”) have structural characteristics similar to MBSs. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.
A Fund is subject to the risk that the principal on MBSs and ABSs held by a Fund may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBSs and ABSs. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Fund’s MBSs and ABSs will result in a loss of interest income to a Fund as the Fund may be required to reinvest assets at a lower interest rate. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a MBS. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, to the extent a Fund holds these types of securities, it may experience additional volatility and losses. A Fund’s investments in other ABSs are subject to risks similar to those associated with MBSs, as well as additional risks associated with the nature of the assets and the servicing of those assets. ABSs may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Declines in the credit quality of and defaults by the issuers of MBSs and ABSs or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. If a Fund purchases MBSs or ABSs that are “subordinated” to other interests in the same pool, the Fund as a holder of those securities may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with blemished credit histories or with a lower capacity to make timely payments on their mortgages.
Municipal Securities Risk: The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as potential legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. In addition, changes in market conditions and the financial condition of the issuers may adversely affect the yield and value of a Fund’s municipal securities investments.
Natural Resources Focus: The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. In addition, companies in the natural resources sector may be subject to special risks associated with natural or man-made disasters.
Preferred Stock Risk: A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other
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risks, including skipping or deferring distributions and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.
Quantitative Strategy Risk: The Funds may use quantitative mathematical models that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets, and therefore, sudden unanticipated changes in underlying market conditions can significantly impact the performance of a Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Funds, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Funds.
Real Estate Investment Trusts: A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A REIT is not subject to federal income tax on its net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Code. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Code or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. Failure to meet these requirements may have adverse consequences on a Fund. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some REIT securities may be preferred stock, which receives preference in the payment of dividends.
Short Selling and Short Positions Risk: The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value up to 40% of its assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value up to 30% of its assets. Each of the Strategic Alternatives Fund and Defensive Market Strategies Fund intends to reinvest the proceeds from its respective short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Strategic Alternative Fund’s and Defensive Market Strategies Fund’s respective gains or losses.
A Fund may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Fund will incur a loss as a result of a short position if the price of the asset sold short increases
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in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs and imperfect correlation between the actual and desired level of exposure. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Fund may have to buy the securities sold short at an unfavorable price. When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.
Smaller and Midsize Companies: While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller and midsize companies to changing economic conditions. In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.
Sovereign Debt Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.  Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
Temporary Defensive Positions: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, a Fund may not meet its investment objective.
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Additional Information About Performance Benchmarks
The annual total return of each Fund is compared to broad-based and/or composite indexes to assess risk and performance. The following summary provides additional information regarding these indexes to which each Fund’s performance is compared. Each index is unmanaged and not available for direct investment.
MyDestination 2015 Fund: The Fund's performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.
•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
MyDestination 2025 Fund: The Fund's performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.
•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
MyDestination 2035 Fund: The Fund's performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.
•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
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MyDestination 2045 Fund: The Fund's performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.
•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
MyDestination 2055 Fund: The Fund's performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index.
•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
Conservative Allocation Fund: The Fund’s performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index, the Russell 3000® Index, the MSCI ACWI (All Country World Index) ex USA Index and a Composite Index.
•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 31, 2019, the Composite Index consisted of 49.00% of the ICE BofAML 1-3 Year U.S. Treasury Index, 16.00% of the Bloomberg Barclays US Aggregate Bond Index, 5.00% of the ICE BofAML U.S. 3-Month Treasury Bill Index, 21.00% of the Russell 3000® Index, 1.00% of the FTSE EPRA/NAREIT Developed Index and 8.00% of the MSCI ACWI (All Country World Index) ex USA Index. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
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The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Balanced Allocation Fund: The Fund's performance is compared to the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the MSCI ACWI (All Country World Index) ex USA Index and a Composite Index.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 31, 2019, the Composite Index consisted of 43.50% of the Bloomberg Barclays US Aggregate Bond Index, 4.00% of the ICE BofAML U.S. 3-Month Treasury Bill Index, 34.50% of the Russell 3000® Index, 2.00% of the FTSE EPRA/NAREIT Developed Index and 16.00% of the MSCI ACWI (All Country World Index) ex USA Index. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Growth Allocation Fund: The Fund's performance is compared to the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the MSCI ACWI (All Country World Index) ex USA Index and a Composite Index.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
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•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 31, 2019, the Composite Index consisted of 19.50% of the Bloomberg Barclays US Aggregate Bond Index, 2.50% ICE BofAML U.S. 3-Month Treasury Bill Index, 47.00% of the Russell 3000® Index, 3.00% of the FTSE EPRA/NAREIT Developed Index and 28.00% of the MSCI ACWI (All Country World Index) ex USA Index. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Aggressive Allocation Fund: The Fund’s performance is compared to the Russell 3000® Index, the MSCI ACWI (All Country World Index) ex USA Index and a Composite Index.
•	The Russell 3000® Index is composed of 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
•	The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 31, 2019, the Composite Index consisted of 60.00% of the Russell 3000® Index and 40.00% of the MSCI ACWI (All Country World Index) ex USA Index. The composition of the Composite Index for periods prior to December 31, 2019, may have been different.
The blended returns are calculated by the Adviser (an affiliate of GuideStone Financial Resources) using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Money Market Fund: The Fund’s performance is compared to the ICE BofAML 0-3 Month U.S. T-Bill Index.
•	The ICE BofAML 0-3 Month U.S. T-Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than three months.
Low-Duration Bond Fund: The Fund’s performance is compared to the ICE BofAML 1-3 Year U.S. Treasury Index.
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•	The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of the ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than three years.
Medium-Duration Bond Fund: The Fund’s performance is compared to the Bloomberg Barclays US Aggregate Bond Index.
•	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Extended-Duration Bond Fund: The Fund’s performance is compared to the Bloomberg Barclays US Long Government/Credit Bond Index, the Bloomberg Barclays US Intermediate Government/Credit Bond Index and a Composite Index.
•	The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
•	The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Composite Index is comprised of the two broad-based market indexes listed above, the Bloomberg Barclays US Long Government/Credit Bond Index and the Bloomberg Barclays US Intermediate Government/Credit Bond Index, each weighted 50%.
Global Bond Fund: The Fund’s performance is compared to the Bloomberg Barclays Global Aggregate Bond Index, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and a Composite Index.
•	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
•	The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
•	The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. Effective May 1, 2020, the Composite Index is comprised of the three broad-based market indexes listed above, 70% of the Bloomberg Barclays Global Aggregate Bond Index, 15% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index and 15% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus. Prior to that date, the Composite Index was comprised of 50% of the Bloomberg Barclays Global Aggregate Bond Index, 25% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index and 25% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus.
Strategic Alternatives Fund: The Fund’s performance is compared to the ICE BofAML U.S. 3-Month Treasury Bill Index.
•	The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
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Defensive Market Strategies Fund: The Fund’s performance is compared to the S&P 500® Index, the FTSE 3-Month Treasury Bill Index and a Composite Index.
•	The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
•	The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Composite Index is comprised of the two broad-based market indexes listed above, the S&P 500® Index and the FTSE 3-Month Treasury Bill Index, each weighted 50%.
Equity Index Fund: The Fund’s performance is compared to the S&P 500® Index.
•	The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
Global Real Estate Securities Fund: The Fund’s performance is compared to the FTSE EPRA/NAREIT Developed Index.
•	The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
Value Equity Fund: The Fund’s performance is compared to the Russell 1000® Value Index.
•	The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
Growth Equity Fund: The Fund’s performance is compared to the Russell 1000® Growth Index.
•	The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.
Small Cap Equity Fund: The Fund’s performance is compared to the Russell 2000® Index.
•	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
International Equity Index Fund: The Fund’s performance is compared to the MSCI EAFE Index.
•	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. and Canada. As of March 31, 2020, the index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
International Equity Fund: The Fund’s performance is compared to the MSCI EAFE Index.
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•	The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. and Canada. As of March 31, 2020, the index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Emerging Markets Equity Fund: The Fund’s performance is compared to the MSCI Emerging Markets Index.
•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of March 31, 2020, the index consists of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Disclaimers:
Source of Bloomberg Barclays Indices data is Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP and its affiliates (collectively, “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
The Russell Indexes (the “Indexes”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by GuideStone Capital Management, LLC. GuideStone Funds are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group of Companies (“LSEG”) (together, the “Licensor Parties”), and none of the Licensor Parties make any claim, promotion, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Indexes (upon which certain GuideStone Funds are based); (ii) the figure at which the Indexes are said to stand at any particular time on any particular day or otherwise; or (iii) the suitability of the Index for the purpose to which it is being put in connection with GuideStone Funds. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Indexes; or (b) under any obligation to advise any person of any error therein.
The GuideStone Funds Global Real Estate Securities Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), by the London Stock Exchange Group of Companies (“LSEG”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”) or the National Association of Real Estate Investment Trusts (“NAREIT”) (together, the Licensor Parties”), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Index (the “Index”) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, none of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index, and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.
“FTSE®” is a trademark of LSEG, “NAREIT®” is a trademark of the National Association of Real Estate Investment Trusts and “EPRA®” is a trademark of EPRA and all are used by FTSE under license.
The GuideStone Funds Defensive Market Strategies Fund is not in any way sponsored, endorsed, sold or promoted by FTSE Fixed Income LLC (“FTSE FI”) or the London Stock Exchange Group of Companies (“LSEG Companies”) (together, the “Licensor Parties”), and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE 3-Month Treasury Bill Index (the “Index”) (upon which the GuideStone Funds Defensive Market Strategies Fund is based); (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise; or (iii) the suitability of the Index for the purpose to which it is being put in connection with the GuideStone Funds Defensive Market Strategies Fund.
None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to GuideStone Capital Management, LLC or to its clients. The Index is calculated by FTSE FI or its agent. None of
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the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index; or (b) under any obligation to advise any person of any error therein.
Information has been obtained from sources believed to be reliable, but J.P. Morgan does not warrant its completeness or accuracy. The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, J.P. Morgan Chase & Co. All rights reserved.
THE INTERNATIONAL EQUITY INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE INTERNATIONAL EQUITY INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE INTERNATIONAL EQUITY INDEX FUND OR THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE INTERNATIONAL EQUITY INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE INTERNATIONAL EQUITY INDEX FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE INTERNATIONAL EQUITY INDEX FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THAT ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE INTERNATIONAL EQUITY INDEX FUND, OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any
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member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Management of the Funds
Adviser
What is a manager of managers?
The Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.
GuideStone Capital Management, LLC, an affiliate of GuideStone Financial Resources, is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 and serves as the Adviser to the Funds, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. For the Adviser, Matt L. Peden, CFA, Tim Bray, CFA, CAIA, CDDA, and Brandon Pizzurro, CFP®, serve as portfolio managers for the Target Date Funds, Target Risk Funds and certain Select Funds. Mr. Peden is an officer of the Adviser. Mr. Peden, Vice President and Chief Investment Officer, and Mr. Bray, Senior Portfolio Manager, have worked for the Adviser or its predecessor for more than five years. Mr. Pizzurro, Portfolio Manager, joined the Adviser in 2017. Previously, Mr. Pizzurro was Senior Investment Analyst for First Command Financial Services. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.
The Adviser provides or oversees the provision of all investment advisory and portfolio management services to the Funds. The Adviser has supervisory responsibility for the management and investment of each Fund’s assets and develops overall investment strategies for the Funds. The Adviser may, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds or ETFs for the Funds. As further discussed below, the Adviser’s management responsibilities also include the evaluation, selection and monitoring of Sub-Advisers.
With respect to the Target Date Funds and the Target Risk Funds, the Adviser is responsible for, among other things, determining the asset class allocation range for the Funds and ensuring that asset class allocations are consistent with the guidelines that have been approved by the Board of Trustees. The Adviser allocates the investments of each Target Date Fund and Target Risk Fund among all or some of the Select Funds and other investments.
With respect to the Select Funds, the Adviser is a “manager of managers” and continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of certain Select Funds among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The appointment of any new Sub-Advisers must be approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the approval of new Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days. The Select Funds may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”) unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Fund’s shareholders. The Adviser also monitors continuity in the Sub-Advisers’ operations and changes in investment personnel and senior management and performs due diligence reviews of each Sub-Adviser. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between Sub-Advisers and unaffiliated underlying funds. A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees is available in the Semi-Annual Report dated June 30, 2019 and the Annual Report dated December 31, 2019.
During the fiscal year ended December 31, 2019, each Fund paid monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets.
Fund	Management Fee*
MyDestination 2015 Fund	0.10% (1)
MyDestination 2025 Fund	0.10% (1)
MyDestination 2035 Fund	0.10% (1)
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Fund	Management Fee*
MyDestination 2045 Fund	0.10% (1)
MyDestination 2055 Fund	0.10% (1)
Conservative Allocation Fund	0.10% (1)
Balanced Allocation Fund	0.10% (1)
Growth Allocation Fund	0.10% (1)
Aggressive Allocation Fund	0.10% (1)
Money Market Fund	0.11%
Low-Duration Bond Fund	0.30%
Medium-Duration Bond Fund	0.32%
Extended-Duration Bond Fund	0.46%
Global Bond Fund	0.47%
Strategic Alternatives Fund	0.87%
Defensive Market Strategies Fund	0.61%
Equity Index Fund	0.09%
Global Real Estate Securities Fund	0.68%
Value Equity Fund	0.58%
Growth Equity Fund	0.67%
Small Cap Equity Fund	0.93%
International Equity Index Fund	0.11%
International Equity Fund	0.76%
Emerging Markets Equity Fund	0.87%

*	Refer to each Fund’s summary prospectus for current management fee information.
(1)	In addition, the Target Date Funds and Target Risk Funds indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds and other investments.
The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual Fund operating expenses (the “Expense Limitation”) as reflected in the table below for the following Funds:
	Contractual Expense Limitation
Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	0.50%	0.75%
MyDestination 2025 Fund	0.50%	0.75%
MyDestination 2035 Fund	0.50%	0.75%
MyDestination 2045 Fund	0.50%	0.75%
MyDestination 2055 Fund	0.50%	0.75%
International Equity Index Fund	0.22%	—
Emerging Markets Equity Fund	—	1.57%
For the Target Date Funds, the Expense Limitation applies to the operating expenses of each Fund, excluding extraordinary expenses. For the other Funds listed above, the Expense Limitation applies to direct Fund operating expenses only (without regard to any expense reductions realized through the use of directed brokerage) and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses in connection with the short sales of securities. Should it be needed, the Expense Limitation will remain in place until April 30, 2021. Pursuant to these agreements, the Adviser may be reimbursed expenses it previously paid, waived or assumed within three years from the date on which the Adviser has made such payment, waiver or assumption so long as that reimbursement does not cause a Fund to exceed the Expense Limitation in place on the date on which (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower.
The shareholder servicing agent and/or the Adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Money Market Fund will maintain a positive yield.
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Pursuant to a claim for exemption filed with the National Futures Association by the Adviser on behalf of each Fund, the Adviser is not deemed to be a commodity pool operator, and each Fund is not deemed to be a commodity pool, under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA.
Sub-Advisers
What is a Sub-Adviser?
Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.
Below is a list of each Select Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Select Funds’ assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.
Money Market Fund:
BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809: Founded in 1994, BA is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $7.4 trillion in assets under management as of December 31, 2019.
Low-Duration Bond Fund:
BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $7.4 trillion in assets under management as of December 31, 2019. The Low-Duration Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Thomas F. Musmanno, CFA, and Scott MacLellan, CFA. BFM’s resources include over 200 sector specialists dedicated to fundamental fixed income responsible for sector oversight, research, analysis, security selection and trade execution. The fixed income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Low-Duration Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Low-Duration Bond Fund. Messrs. Musmanno and MacLellan are senior portfolio managers. Mr. Musmanno, Managing Director, is Head of U.S. Short Duration and New York Core Portfolio Management within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Leadership team and has 28 years of investment experience. Mr. MacLellan, Director, is a portfolio manager on the Short Duration team within BlackRock’s Global Fixed Income group and has 20 years of investment experience.
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2019 of approximately $1.9 trillion. (Please note that this figure includes $14.6 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC, an affiliate and wholly owned subsidiary of PIMCO.) Jerome Schneider is a Managing Director in the Newport Beach office and head of the short-term and funding desk. He has 24 years of investment experience and joined PIMCO in 2008. Mr. Schneider is responsible for the day-to-day management of an assigned portion of the Low-Duration Bond Fund.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the Low-Duration Bond Fund. The team includes Justin Henne, CFA, Managing Director – Customized
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Equity Exposure, and Richard Fong, CFA, Senior Portfolio Manager. Messrs. Henne and Fong have more than five years of service with Parametric.
Payden & Rygel, 333 South Grand Avenue, 39th Floor, Los Angeles, California 90071: Payden & Rygel is one of the largest global independent investment managers in the United States, with approximately $119.1 billion in assets under management as of December 31, 2019. Founded in 1983, the firm is a leader in the active management of global fixed income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The Investment Policy Committee (“IPC”), comprised of managing principals averaging 25-year tenure with the firm, oversees the investment process. The firm manages an assigned portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The team is led by Brian Matthews, CFA, Managing Principal, and Mary Beth Syal, CFA, Managing Principal. The team, under the direction of the firm’s IPC, has 100% discretion over the day-to-day management of the Low-Duration Bond Fund portfolio account. Mr. Matthews, member of the Managing Committee and of the IPC, and Ms. Syal, member of the Managing Committee and of the IPC and Director of the Low-Duration Group, develop a portfolio structure that reflects both the macro mandates of the IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews and Ms. Syal have discretion over major decisions such as duration or portfolio sector weights. The Low-Duration Group, under the direction of Ms. Syal, implements the policy approved by the IPC within the context of individual client guidelines. Ms. Syal, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Low-Duration Bond Fund. Ms. Syal reviews all portfolio holdings on a regular basis. Mr. Matthews’ other primary role focuses on client related issues when structuring portfolios. As such, he is the main contact with the client. He is responsible for identifying and communicating clients’ objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between portfolio managers and portfolio strategists is critical. Mr. Matthews and Ms. Syal have been employed with Payden & Rygel for more than 25 years.
Medium-Duration Bond Fund:
Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as sub-adviser to an assigned portion of the Medium-Duration Bond Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), founded in 1988, served as the sub-adviser for an assigned portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2019, GSAM, along with its investment advisory affiliates, had approximately $1.7 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion. The Fixed Income Portfolio Management Team is responsible for managing GSAM’s portion of the Medium-Duration Bond Fund. The team is organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Ultimate accountability for the Medium-Duration Bond Fund’s portfolio account resides with Ashish Shah, Managing Director and Co-Chief Investment Officer, Global Fixed Income, and Michael Swell, Managing Director and Co-Head of Global Portfolio Management. Mr. Shah joined GSAM in 2018, and prior to this, he was the Head of Fixed Income and Chief Investment Officer of Global Credit at AllianceBernstein from 2010 to 2018. Mr. Swell is the Co-Head of Global Portfolio Management, and joined GSAM in 2007 as Managing Director and the Head of Structured Products.
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660: PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed income portfolios. PIMCO was one of the first investment managers to specialize in fixed income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management of approximately $1.9 trillion as of December 31, 2019. Please note that this figure includes $14.6 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC, an affiliate and wholly owned subsidiary of PIMCO. Scott A. Mather is the Chief Investment Officer - U.S. Core Strategies and a Managing Director in the Newport Beach office. Previously, Mr. Mather was head of global portfolio management. He has over 21 years of investment experience and joined PIMCO in 1998. Mr. Mather is responsible for the day-to-day management of an assigned portion of the Medium-Duration Bond Fund.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities,
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exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the Medium-Duration Bond Fund. The team includes Justin Henne, CFA, Managing Director – Customized Equity Exposure, and Richard Fong, CFA, Senior Portfolio Manager. Messrs. Henne and Fong have more than five years of service with Parametric.
Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively: WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Medium-Duration Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed income assets since 1971. As of December 31, 2019, Western managed approximately $460.1 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all of the firm’s sector specialists. Western’s Investment Strategy Group sets policy for an assigned portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Bond Fund invests. Mr. Leech is involved in the management of all Western’s portfolios. With respect to the Medium-Duration Bond Fund and other client accounts with a similar objective, John L. Bellows, Mark S. Lindbloom, Julien A. Scholnick and Frederick R. Marki provide specialized expertise and global oversight. Messrs. Bellows, Lindbloom, Scholnick and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Bellows, Lindbloom, Scholnick and Marki have been Portfolio Managers for the firm for more than five years.
Extended-Duration Bond Fund:
Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $297.2 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2019. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA, Elaine M. Stokes and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis’ assigned portion of the Extended-Duration Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 61 years in the investment industry and has been with Loomis since 1976. Mr. Eagan, Executive Vice President, serves as associate portfolio manager, has been with Loomis since 1997 and has over 29 years of investment industry experience. Ms. Stokes, Executive Vice President, serves as associate portfolio manager, has been with Loomis since 1988 and has over 32 years of investment industry experience. Mr. Kennedy, Vice President, serves as associate portfolio manager, has been with Loomis since 1994 and has over 30 years of investment industry experience. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Extended-Duration Bond Fund but are not the primary decision makers.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the Extended-Duration Bond Fund. The team includes Justin Henne, CFA, Managing Director – Customized Equity Exposure, and Richard Fong, CFA, Senior Portfolio Manager. Messrs. Henne and Fong have more than five years of service with Parametric.
Schroder Investment Management North America Inc. (“SIMNA Inc.”) and Schroder Investment Management North America Limited (“SIMNA Ltd”) (together, “SIMNA”) are located at 7 Bryant Park, New York, New York 10018 and 1 London Wall Place, London EC2Y 5AU, United Kingdom, respectively: SIMNA Inc. and SIMNA Ltd are affiliated companies under common
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control jointly managing an assigned portion of the Extended-Duration Bond Fund. Both SIMNA Inc. and SIMNA Ltd are registered investment advisers under the Investment Advisers Act of 1940, as amended, and are subsidiaries of Schroders plc, a London Stock Exchange listed global asset management company. As of December 31, 2019, Schroders plc and its affiliates (together, “Schroders”) had approximately $662.6 billion in assets under management, with clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Investment decisions for SIMNA’s portion of the Extended-Duration Bond Fund are made by a portfolio management team. The team consists of Andrew B.J. Chorlton, CFA, Richard A. Rezek, Jr., CFA, Neil G. Sutherland, CFA, Julio C. Bonilla, CFA, and Lisa Hornby, CFA, each a Portfolio Manager. All portfolio managers are jointly and primarily responsible for the day-to-day management of the portfolio account. The portfolio management team, except for Ms. Hornby, transitioned to SIMNA in 2013 as a result of Schroders’ acquisition of STW Fixed Income Management LLC (“STW”). Prior to joining SIMNA, Messrs. Rezek and Chorlton each were an STW Principal and Portfolio Manager and had been with STW for more than five years. Mr. Sutherland was an STW Principal and Portfolio Manager who had been with STW since November 2008. Mr. Bonilla was an STW Vice President and Portfolio Manager who had been with STW since March 2010. Ms. Hornby joined SIMNA in August 2010 as a Portfolio Management Assistant on the U.S. rates and government bond desk.
Global Bond Fund:
Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $297.2 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2019. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA, Elaine M. Stokes and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis’ assigned portion of the Global Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 61 years in the investment industry and has been with Loomis since 1976. Mr. Eagan, Executive Vice President, serves as associate portfolio manager, has been with Loomis since 1997 and has over 29 years of investment industry experience. Ms. Stokes, Executive Vice President, serves as associate portfolio manager, has been with Loomis since 1988 and has over 32 years of investment industry experience. Mr. Kennedy, Vice President, serves as associate portfolio manager, has been with Loomis since 1994 and has over 30 years of investment industry experience. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers.
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas, New York, New York 10104: Neuberger Berman is a registered investment adviser and, together with its affiliates, had approximately $356 billion in assets under management as of December 31, 2019. The firm provides discretionary and/or non-discretionary investment management services to a variety of clients, such as individuals, institutions, registered investment companies, non-U.S. registered funds, collective investment trusts and private investment funds. Ashok K. Bhatia, CFA, Managing Director, Deputy Chief Investment Officer of Fixed Income and Senior Portfolio Manager, Multi-Sector Fixed Income, David M. Brown, CFA, Managing Director, Global Co-Head of Investment Grade and Senior Portfolio Manager, Global Investment Grade and Multi-Sector Fixed Income, Adam Grotzinger, CFA, Managing Director, Senior Fixed Income Portfolio Manager, Jon Jonsson, Managing Director, Senior Portfolio Manager, Global Fixed Income, and Brad C. Tank, Managing Director, Chief Investment Officer and Global Head of Fixed Income, are the portfolio managers responsible for the daily management of an assigned portion of the Global Bond Fund. Mr. Bhatia joined the firm in 2017. Prior to joining the firm, he held senior investment and leadership positions in several asset management firms and hedge funds including Wells Fargo Asset Management from 2015 to 2017 and Balyasny Asset Management from 2010 to 2015. Mr. Grotzinger joined the firm in 2015. Previously, he worked in the Fixed Income teams at Franklin Templeton in Singapore, London and California. Messrs. Brown, Jonsson and Tank have been with Neuberger Berman for more than five years.
Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively: WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Global Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed income assets since 1971. As of December 31, 2019, Western managed approximately $460.1 billion in assets. The firm utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines,
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benefit from the expertise of all the firm’s sector specialists. S. Kenneth Leech, Chief Investment Officer, is responsible for the strategic oversight of the Global Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Global Bond Fund invests. With respect to the Global Bond Fund and other client accounts with a similar objective, Ian R. Edmonds, Michael C. Buchanan, Chia-Liang Lian, Gordon S. Brown and Annabel Rudebeck provide specialized expertise and global oversight. Messrs. Edmonds, Buchanan, Brown and Lian and Ms. Rudebeck are each a Portfolio Manager and are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Leech, Edmonds, Buchanan, Brown and Lian have been with the firm for more than five years. Ms. Rudebeck has over 19 years of industry experience. Formerly, Ms. Rudebeck was a Senior Partner and Head of Global Investment-Grade Credit for Rogge Global Partners.
Strategic Alternatives Fund:
Allianz Global Investors U.S. LLC (“Allianz”), 1633 Broadway, 43rd Floor, New York, New York 10019: Allianz is a registered investment adviser and provides discretionary and non-discretionary investment management services throughout the world. Allianz manages client portfolios applying various processes across broad classes of assets, including, but not limited to, equity, fixed income, futures and options, convertibles and other securities and derivative instruments. As of December 31, 2019, Allianz had total firm assets under management of approximately $122.3 billion. James Dudnick, CFA, and Steven Gish, CFA, are the two portfolio managers responsible for the day-to-day management of the firm’s assigned portion of the Strategic Alternatives Fund. Both Messrs. Dudnick and Gish hold the title of Director and Portfolio Manager and joined Allianz in 2005.
Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as sub-adviser to an assigned portion of the Strategic Alternatives Fund. As of December 31, 2019, GSAM, along with its investment advisory affiliates, had approximately $1.7 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion. There are seven investment strategy teams within the Global Fixed Income and Liquidity Solutions Team that are responsible for managing GSAM’s portion of the Strategic Alternatives Fund. The team is organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Ultimate accountability for the Strategic Alternatives Fund’s portfolio account resides with portfolio managers, Michael Swell, Managing Director and Co-Head Global Lead Portfolio Management, and Jonathon Orr, CFA, Portfolio Manager. Mr. Swell joined GSAM in 2007, and Mr. Orr has served as a portfolio manager for GSAM since 2015. Prior to this, Mr. Orr spent 10 years within the Securities Division of Goldman, Sachs & Co. where he headed the EMEA Team within Prime Brokerage Risk.
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas, New York, New York 10104: Neuberger Berman is a registered investment adviser and, together with its affiliates, had approximately $356 billion in assets under management as of December 31, 2019. The firm provides discretionary and/or non-discretionary investment management services to a variety of clients, such as individuals, institutions, registered investment companies, non-U.S. registered funds, collective investment trusts and private investment funds. Ugo Lancioni and Thomas A. Sontag are the two portfolio managers responsible for the daily management of an assigned portion of the Strategic Alternatives Fund. Mr. Lancioni is a Managing Director and joined the firm in 2007. Mr. Sontag is a Managing Director and joined the firm in 2004.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage an assigned portion of the Strategic Alternatives Fund under the leadership of Jay Strohmaier, CFA, Managing Director – Investment Strategy. The team includes Perry Li, CFA, FRM, Portfolio Manager, and Michael Zaslavsky, CFA, Senior Investment Strategist. Mr. Strohmaier has served in his role at Parametric for more than five years. Mr. Li has worked at Parametric in various investment capacities since 2014 and began serving as portfolio manager in 2018. Mr. Zaslavsky has worked at Parametric in various investment capacities since 2015 and began serving as portfolio manager in 2018. Prior to joining Parametric, Mr. Zaslavsky worked for Citigroup as a proprietary trader from 2009 to 2015, specializing in volatility modeling and arbitrage across equity indexes, single stocks and commodities.
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Weiss Multi-Strategy Advisers LLC (“Weiss”), 320 Park Avenue, 20th Floor, New York, New York 10022:  Weiss has been a registered investment adviser since March 2010 and acts as a discretionary investment adviser to private investment funds, organized by the firm, and registered investment companies, as well as to a number of managed accounts owned by institutional investors over which Weiss exercises sole investment discretion. As of December 31, 2019, Weiss had approximately $2.7 billion in assets under management. David Baker is responsible for the day-to-day management of the portion of the Strategic Alternatives Fund assigned to Weiss. Mr. Baker is a Portfolio Manager and joined Weiss in August 2019. Prior to Weiss, he was a Partner and Portfolio Manager at Perella Weinberg Partners Capital Management LP since March 2012.
Defensive Market Strategies Fund:
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958. As of December 31, 2019, the firm had assets under management of approximately $178.1 billion. American Century uses a team approach to manage the firm’s assigned portion of the Defensive Market Strategies Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager; Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager; Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager; and Brian Woglom, CFA, Vice President and Senior Portfolio Manager. Each member of the team has more than five years of experience with American Century.
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2019, AQR had approximately $186.0 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the assigned portion of the Defensive Market Strategies Fund are Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Ronen Israel and Lars N. Nielsen, each a Principal of AQR. Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Israel has been at AQR since 1999 and Mr. Nielsen has been at AQR since 2000.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage an assigned portion of the Defensive Market Strategies Fund under the leadership of Jay Strohmaier, CFA, Managing Director – Investment Strategist. The team includes Thomas Seto, Head of Investment Management – Seattle Investment Center, Perry Li, CFA, FRM, Portfolio Manager, and Michael Zaslavsky, CFA, Senior Investment Strategist. Messrs. Strohmaier and Seto have served in their roles at Parametric for more than five years. Mr. Li has worked at Parametric in various investment capacities since 2014 and began serving as portfolio manager in 2018. Mr. Zaslavsky has worked at Parametric in various investment capacities since 2015 and began serving as portfolio manager in 2018. Prior to joining Parametric, Mr. Zaslavsky worked for Citigroup as a proprietary trader from 2009 to 2015, specializing in volatility modeling and arbitrage across equity indexes, single stocks and commodities.
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President and Co-Chief Investment Officer. Since its inception, Shenkman’s business has been focused on researching and investing across the entire capital structure of highly leveraged companies through in-depth, bottom-up, fundamental credit analysis. As of December 31, 2019, the firm had assets under management of approximately $27.6 billion, which includes $2.2 billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Mr. Shenkman and Justin W. Slatky, Executive Vice President and Co-Chief Investment Officer, have responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Fund assigned to Shenkman is conducted by Raymond F. Condon, Senior Vice President and Portfolio
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Manager, Jordan Barrow, Senior Vice President and Portfolio Manager, and Thomas Whitley, Vice President and Portfolio Manager. Messrs. Slatky, Condon, Barrow and Whitley have all been with the firm for more than five years.
Equity Index Fund:
Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2019, the firm had assets under management of approximately $218.8 billion. LGIMA uses a team approach to manage an assigned portion of the Equity Index Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, Aodhagán Byrne, CFA, Senior Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Joe LaPorta, Portfolio Manager, Craig Parker, CFA, Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, Brooke Adams, Index Trader, and Taylor Williams, Associate Trader. Mr. Murphy leads the North American equity portfolios team and joined the firm in 2013. Mr. Byrne serves as the back-up lead portfolio manager for North American mandates and joined the firm in 2014. Mr. O’Connor serves as the back-up portfolio manager for North American mandates, has been with the firm since 2016 and previously served as Head of International Equity at The Northern Trust Company. Mr. LaPorta serves as the back-up portfolio manager for North American mandates, has been with the firm since 2015 and transitioned from serving as a trader to Portfolio Manager in 2017. Mr. Parker serves as the back-up portfolio manager for North American mandates, has been with the firm since 2014 and transitioned from serving as an Operational Risk Analyst to the portfolio management team in 2018. Mr. Miyawaki has been with the firm since 2014. Ms. Adams has been with the firm since 2017, and prior to that, she was at PT Asset Management where she served as a trader/analyst. Ms. Williams has been with the firm since 2018, and prior to that, she was at PT Asset Management where she served as a Senior Advisor Consultant.
Global Real Estate Securities Fund:
Heitman Real Estate Securities LLC (“HRES”) and Heitman International Real Estate Securities HK Limited (“HIRES HK” and together with HRES, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, and at 10/F LHT Tower, 31 Queen’s Road, Central, Hong Kong, respectively. HRES and HIRES HK are affiliated companies under common control jointly managing an assigned portion of the Global Real Estate Securities Fund, with HRES primarily responsible for the portfolio account and HIRES HK responsible for providing advice regarding management of foreign real estate securities investments. Heitman LLC, the parent of Heitman, was founded in 1966 in Chicago and had approximately $45.5 billion in assets under management as of December 31, 2019. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by nine portfolio managers: Jerry Ehlinger, CFA, Senior Managing Director and Portfolio Manager – North America; Charles Harbin, CFA, Senior Vice President and Portfolio Manager – North America; Mathew Spencer, Senior Vice President and Portfolio Manager – North America; Jeffrey Yurk, CFA, Senior Vice President and Portfolio Manager – North America; Karena Fung, Senior Vice President and Portfolio Manager – Asia-Pacific; Jason Lai, CFA, Senior Vice President and Portfolio Manager – Asia Pacific; John White, Senior Managing Director and Portfolio Manager – Asia-Pacific; Jacques Perdrix, Senior Vice President and Portfolio Manager – Europe; and Andreas Welter, Senior Vice President and Portfolio Manager – Europe. The nine portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Ehlinger, Harbin, Spencer, Yurk, White, Perdrix and Welter and Ms. Fung have five years or more service with Heitman. Mr. Lai has been with Heitman since 2017, and prior to Heitman, he served at Fidelity International since 2013.
RREEF America L.L.C. (“RREEF”), DWS Investments Australia Limited (“DIAL”) and DWS Alternatives Global Limited (together, “RREEF”) are located at DWS, 222 South Riverside Plaza, Floor 34, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, 126 Phillip Street, Sydney, NSW 2000, Australia, and at The Willis Building, 30 Fenchurch Avenue, London, EC3M 5AD, United Kingdom, respectively. Founded in 1975, RREEF’s Real Estate business had approximately $72.4 billion in total assets under management as of December 31, 2019. The Global Real Estate Securities strategy is managed on a team basis under the leadership of John Vojticek, Head and Chief Investment Officer, Liquid Real Assets — Alternatives. The team is led by regional portfolio managers: David W. Zonavetch, CPA, Managing Director, and Robert (Bob) Thomas, Managing Director, who are co-lead portfolio managers for the Americas Real Estate Securities business; Chris Robinson, Managing Director, lead portfolio manager for the Asia Pacific Real Estate Securities business; and John Hammond, Managing Director, lead portfolio manager for the European Real Estate Securities business. Messrs. Zonavetch, Robinson and Hammond have each been with the firm for over 15 years and are primarily responsible for the day-to-day operations, as well as final decisions on stock selection and property sector allocation (where appropriate), for an assigned portion of the Global Real Estate Securities Fund. Mr.
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Thomas has over 18 years of industry experience. Prior to joining RREEF, Mr. Thomas served as the Head of the North American Property Equities and Portfolio Manager at Henderson Global Investors and Co-Head of North American Listed Real Estate at AMP Capital Investors.
Value Equity Fund:
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958. As of December 31, 2019, the firm had assets under management of approximately $178.1 billion. American Century uses a team approach to manage the firm’s assigned portion of the Value Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager; Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager; Philip Sundell, CFA, Portfolio Manager; Kevin Toney, CFA, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager; and Brian Woglom, CFA, Vice President and Senior Portfolio Manager. Each member of the team has more than five years of experience with American Century.
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, limited liability companies and other institutions and individuals. Assets under management totaled approximately $51.7 billion as of December 31, 2019, in U.S. and non-U.S. equities, as well as fixed income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The equity team of portfolio managers and analysts assist in research and making recommendations; however, David W. Ganucheau, CFA, Managing Director, Mark Giambrone, Managing Director, Cory Martin, Executive Director, and Lewis Ropp, Managing Director, comprise the team of portfolio managers on BHMS’ assigned portion of the Value Equity Fund. Messrs. Ganucheau, Giambrone, Martin and Ropp have more than five years of service with BHMS.
Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2019, the firm had assets under management of approximately $218.8 billion. LGIMA uses a team approach to manage an assigned portion of the Value Equity Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, Aodhagán Byrne, CFA, Senior Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Joe LaPorta, Portfolio Manager, Craig Parker, CFA, Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, Brooke Adams, Index Trader and Taylor Williams, Associate Trader. Mr. Murphy leads the North American equity portfolios team and joined the firm in 2013. Mr. Byrne serves as the back-up lead portfolio manager for North American mandates and joined the firm in 2014. Mr. O’Connor serves as the back-up portfolio manager for North American mandates, has been with the firm since 2016 and previously served as Head of International Equity at The Northern Trust Company. Mr. LaPorta serves as the back-up portfolio manager for North American mandates, has been with the firm since 2015 and transitioned from serving as a trader to Portfolio Manager in 2017. Mr. Parker serves as the back-up portfolio manager for North American mandates, has been with the firm since 2014 and transitioned from serving as an Operational Risk Analyst to the portfolio management team in 2018. Mr. Miyawaki has been with the firm since 2014. Ms. Adams has been with the firm since 2017, and prior to that, she was at PT Asset Management where she served as a trader/analyst. Ms. Williams has been with the firm since 2018, and prior to that, she was at PT Asset Management where she served as a Senior Advisor Consultant.
The London Company of Virginia, LLC (“London Company”), 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226: The London Company is a registered investment adviser founded in 1994, is majority employee owned and is focused on managing primarily domestic equities with a conservative, long term orientation. As of December 31, 2019, the London Company had approximately $10.3 billion in assets under management. The London Company uses a team approach to manage any assigned portion of the Value Equity Fund. The team includes Stephen M. Goddard, CFA, Founder, Chief Investment Officer and Lead Portfolio Manager, Jonathan T. Moody, CFA, Principal and Portfolio Manager, J. Brian Campbell, CFA, Principal and Portfolio Manager, Samuel D. Hutchings, CFA, Principal and Portfolio Manager and Mark E. DeVaul, CFA, CPA, Principal and Portfolio Manager. Mr. Goddard founded the firm in 1994, and Messrs. Moody, Campbell and DeVaul have been with the London Company for more than five years. Mr. Hutchings joined the London Company in 2015, and prior to that, he was a Senior Consultant for FactSet Research Systems and a Research Associate at Eaton Vance Investment Managers.
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Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the Value Equity Fund.  The team includes Thomas Seto, Head of Investment Management, and Paul Bouchey, CFA, Global Head of Research.  Messrs. Seto and Bouchey have more than five years of service with Parametric.
TCW Investment Management Company LLC (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020: Established in 1971, TCW’s primary business is the provision of investment management services. TCW was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. TCW is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2019, TCW had total assets under management, including commitments, of approximately $217.0 billion. Diane Jaffee, CFA, Senior Portfolio Manager and Group Managing Director, conducts the day-to-day management of an assigned portion of the Value Equity Fund and has sole discretion over all buy/sell decisions. Ms. Jaffee has 37 years of experience and has been managing assets in TCW’s New York office for 25 years.
Growth Equity Fund:
Brown Advisory, LLC (“Brown Advisory”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231: Brown Advisory is a registered investment advisory firm that provides services to high net worth individuals and families, endowments, foundations, other charitable organizations, public/government-related clients, pension and profit-sharing plans, insurance companies, corporations, individual retirement plans, trusts, estates and other taxable individual plans. As of December 31, 2019, Brown Advisory had approximately $42.4 billion in assets under management. The investment team is led by Kenneth M. Stuzin, CFA, Partner, and he is supported by a group of analysts that are organized by sectors. As portfolio manager, Mr. Stuzin has ultimate responsibility for an assigned portion of the Growth Equity Fund. Mr. Stuzin joined Brown Advisory in 1996.
ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018: ClearBridge is a registered investment adviser that manages U.S. and global equity investment strategies for institutional and retail investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2019, ClearBridge’s total assets under management were approximately $154.6 billion, including $24.9 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. The Growth Equity Fund portfolio account is managed by Peter Bourbeau and Margaret Vitrano. Mr. Bourbeau is a Managing Director and Portfolio Manager and joined ClearBridge or its predecessor in 1991. Ms. Vitrano is a Managing Director and Portfolio Manager and joined ClearBridge or its predecessor in 1997. Mr. Bourbeau and Ms. Vitrano have 28 and 23 years of investment industry experience, respectively.
Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, Boston, Massachusetts 02111: Established in 1926, Loomis manages approximately $297.2 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2019. Aziz Hamzaogullari, Chief Investment Officer and founder of the Growth Equity Strategies Team and Portfolio Manager, has primary responsibility for the day-to-day management of an assigned portion of the Growth Equity Fund. Mr. Hamzaogullari has been with Loomis since 2010 and has 26 years of investment industry experience.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the Growth Equity Fund. The team includes Thomas Seto, Head of Investment Management, and Paul Bouchey, CFA, Global Head of Research. Messrs. Seto and Bouchey have more than five years of service with Parametric.
Sands Capital Management, LLC (“Sands”), 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209: Sands has been managing assets since being founded in 1992. Sands had approximately $44.6 billion in assets under management as of December 31, 2019. The firm manages assets utilizing growth equity strategies. The investment team is led by Frank M. Sands,
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CFA, as Chief Investment Officer (“CIO”) who has been with Sands since 2000. Mr. Sands became the Chief Executive Officer and CIO of Sands effective September 5, 2008, and is a member of the investment team responsible for the decisions made on an assigned portion of the Growth Equity Fund. The investment team also includes A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst and Managing Director, Wesley A. Johnston, CFA, Portfolio Manager and Senior Research Analyst, and Thomas H. Trentman, CFA, Portfolio Manager and Research Analyst. Mr. Sramek joined Sands in 2001, Mr. Johnston joined Sands in 2004 and Mr. Trentman joined Sands in 2005.
Small Cap Equity Fund:
Delaware Investments Fund Advisers (“DIFA”), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103: DIFA, and its predecessors have been managing assets since 1938. As of December 31, 2019, DIFA and its affiliates managed approximately $258.7 billion in assets under management across multiple asset classes in various institutional or separately managed investment company and insurance accounts. The Core Equity Team manages the firm’s assigned portion of the Small Cap Equity Fund. The team is led by Francis X. Morris, Executive Director and Chief Investment Officer – U.S. Core Equity. The other members of the team, who each hold the title of Vice President and Senior Portfolio Manager, are: Christopher S. Adams, CFA; Michael S. Morris, CFA; Donald G. Padilla, CFA; and David E. Reidinger. Messrs. Adams, Morris, Morris and Padilla have served as portfolio managers with the firm for more than five years. Mr. Reidinger joined the team in 2016, and prior to this, he spent 12 years as a Senior Analyst and Portfolio Manager at Chartwell Investment Partners.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), 100 Campus Drive, 2nd Floor West, Florham Park, New Jersey 07932: Jacobs Levy is a New Jersey based investment adviser founded in 1986. The firm’s core business activity is managing U.S. equity portfolios for clients, which include institutions with separately managed accounts, registered investment companies and pooled investment vehicles intended for sophisticated, institutional investors. As of December 31, 2019, Jacobs Levy had assets under management of approximately $13.1 billion. The firm was founded by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA, who are Principals, Co-Chief Investment Officers, Portfolio Managers and Co-Directors of Research. Dr. Jacobs and Mr. Levy have ultimate investment management responsibility for the firm’s assigned portion of the Small Cap Equity Fund.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the Small Cap Equity Fund.  The team includes Thomas Seto, Head of Investment Management, and Paul Bouchey, CFA, Global Head of Research.  Messrs. Seto and Bouchey have more than five years of service with Parametric.
TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036: TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of approximately $15.4 billion as of December 31, 2019. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, and Kenneth Duca, CFA, Director and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. They have been with TSCM for 20 years and have over 25 years investment experience.
International Equity Index Fund:
Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA was founded in 2006 and is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. that offers a range of strategies including indexed solutions. As of December 31, 2019, the firm had assets under management of approximately $218.8 billion. LGIMA uses a team approach to manage an assigned portion of the International Equity Index Fund. The team consists of Shaun Murphy, CFA, Head of U.S. Index Funds, Aodhagán Byrne, CFA, Senior Portfolio Manager, Michael O’Connor, Senior Portfolio Manager, Joe LaPorta, Portfolio Manager, Craig Parker, CFA, Portfolio Manager, Drew Miyawaki, Head of Global Equity Trading, Brooke Adams, Index Trader and Taylor Williams, Associate Trader. Mr. Murphy leads the International equity portfolios team and joined the firm in 2013. Mr. Byrne serves as
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the back-up lead portfolio manager for International equity mandates and joined the firm in 2014. Mr. O’Connor serves as the back-up portfolio manager for International equity mandates, has been with the firm since 2016 and previously served as Head of International Equity at The Northern Trust Company. Mr. LaPorta serves as the back-up portfolio manager for North American mandates, has been with the firm since 2015 and transitioned from serving as a trader to Portfolio Manager in 2017. Mr. Parker serves as the back-up portfolio manager for North American mandates, has been with the firm since 2014 and transitioned from serving as an Operational Risk Analyst to the portfolio management team in 2018. Mr. Miyawaki has been with the firm since 2014. Ms. Adams has been with the firm since 2017, and prior to that, she was at PT Asset Management where she served as a trader/analyst. Ms. Williams has been with the firm since 2018, and prior to that, she was at PT Asset Management where she served as a Senior Advisor Consultant.
International Equity Fund:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2019, AQR had approximately $186.0 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the assigned portion of the International Equity Fund are Clifford S. Asness, Ph.D., John M. Liew, Ph.D., Andrea Frazzini, Ph.D., Ronen Israel, Michael Katz, Ph.D., and Lars N. Nielsen. Dr. Asness is the Managing and Founding Principal of AQR. Dr. Liew is a Founding Principal of AQR. Doctors Frazzini and Katz and Messrs. Israel and Nielsen are each Principals of AQR. Doctors Asness and Liew have been at AQR since the firm’s inception in 1998, Dr. Frazzini has been at AQR since 2008, Mr. Israel has been at AQR since 1999, Dr. Katz has been at AQR since 2007 and Mr. Nielsen has been at AQR since 2000.
Harris Associates L.P. (“Harris”), 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606: Harris serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as a manager to private partnerships. Founded in 1976, Harris had approximately $119.8 billion in assets under management as of December 31, 2019. David G. Herro, CFA, and Michael L. Manelli, CFA, manage the portion of the International Equity Fund assigned to Harris. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equity and a portfolio manager and joined the firm in 1992. Mr. Manelli is a Vice President, portfolio manager and a senior international investment analyst and joined the firm in 2005.
MFS Institutional Advisors, Inc. (“MFSI”), 111 Huntington Avenue, Boston, Massachusetts 02199: MFSI is a U.S.-based investment adviser and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. As of December 31, 2019, net assets under management of the MFS organization were approximately $526.3 billion. Filipe Benzinho and Daniel Ling, each an Investment Officer of MFS and portfolio manager for the International Concentrated Equity Strategy, have overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. Mr. Benzinho has been employed in the investment area of MFS since 2009 and Mr. Ling has been employed in the investment area of MFS since 2006.
Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom: Mondrian is a limited liability company organized under the laws of England and Wales in 1990 and is authorized as an investment manager with the U.K. Financial Conduct Authority and registered as an investment adviser with the SEC. Mondrian is 100% employee owned through Atlantic Value Investment Partnership, L.P. Mondrian is a value-oriented, global equity and fixed income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With approximately $54.4 billion in assets under management as of December 31, 2019, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of approximately 40 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Director, Deputy Chief Executive Officer and Chief Investment Officer – International Equities; Nigel Bliss, Senior Portfolio Manager; Steven Dutaut, CFA, Senior Portfolio Manager; Alex Simcox, CFA, Senior Portfolio Manager; and Christopher Davis, CFA, Portfolio Manager. Ms.
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Desmond has been with Mondrian for 28 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Bliss has been with Mondrian for 24 years, is responsible for research and portfolio management and is a member of the International Equity Strategy Committee. Messrs. Dutaut and Simcox have each been with Mondrian for 12 years, are responsible for research and portfolio management and are members of the International Equity Strategy Committee. Mr. Davis has been with Mondrian for five years and is responsible for research and portfolio management.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104:  Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2019, Parametric had total firm assets under management of approximately $279.5 billion. Parametric uses a team approach to manage any assigned portion of the International Equity Fund.  The team includes Thomas Seto, Head of Investment Management, and Paul Bouchey, CFA, Global Head of Research.  Messrs. Seto and Bouchey have more than five years of service with Parametric.
WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651: WCM is an investment advisory firm, registered with the SEC that specializes in providing innovative, equity investment advisory services. WCM was founded in 1976. As of December 31, 2019, the firm had assets under management of approximately $49.0 billion. WCM uses a team approach to manage an assigned portion of the International Equity Fund. The team is led by Paul R. Black, Co-CEO and Portfolio Manager, Peter J. Hunkel, Vice President and Portfolio Manager, Michael B. Trigg, Senior Vice President and Portfolio Manager, and Kurt R. Winrich, CFA, Co-CEO and Portfolio Manager. Each portfolio manager has been employed with WCM for five years or more.
Emerging Markets Equity Fund:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2019, AQR had approximately $186.0 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the Emerging Markets Equity Fund are Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., Ronen Israel, Michael Katz, Ph.D., and Lars N. Nielsen, each a Principal of AQR. Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Israel has been at AQR since 1999, Dr. Katz has been at AQR since 2007 and Mr. Nielsen has been at AQR since 2000.
Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as a sub-adviser to an assigned portion of the Emerging Markets Equity Fund. As of December 31, 2019, GSAM, along with its investment advisory affiliates, had approximately $1.7 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion. The Emerging Markets Equity Team is responsible for managing GSAM’s portion of the Emerging Markets Equity Fund. Ultimate accountability for the Emerging Markets Equity Fund’s portfolio account resides with portfolio managers, Hiren Dasani, CFA, Managing Director, and Basak Yavuz, CFA, Executive Director. Both Mr. Dasani and Ms. Yavuz have served as portfolio managers at GSAM for more than five years.
RBC Global Asset Management (UK) Limited (“RBC GAM UK”), 77 Grosvenor Street, London, W1K 3JR, United Kingdom: RBC GAM UK has been registered with the SEC as an investment adviser since September 2013 and is authorized and regulated by the Financial Conduct Authority of the United Kingdom. RBC GAM UK is a wholly owned subsidiary of Royal Bank of Canada Holdings (UK) Limited, which is a wholly owned subsidiary of Royal Bank of Canada. As of December 31, 2019, RBC GAM UK had approximately $38.0 billion in assets under management. Philippe Langham, ACA, is responsible for the day-to-day management of the portion of the Emerging Markets Equity Fund assigned to RBC GAM UK. Mr. Langham is a Senior Portfolio Manager and is the lead manager for the RBC GAM UK Emerging Markets Equity and Emerging Markets Small Cap Equity Strategies. Mr. Langham joined RBC GAM UK in 2009.
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Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210: Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2019, Wellington, along with its investment advisory affiliates, had investment management authority with respect to approximately $1.2 trillion in assets. Vera M. Trojan, CFA, Senior Managing Director and Equity Portfolio Manager, is responsible for the day-to-day management of the portion of the Emerging Markets Equity Fund assigned to Wellington. Ms. Trojan joined Wellington Management as a macroanalyst 30 years ago, focusing on currency management and asset allocation before transitioning to the role of an emerging markets equity analyst and eventually portfolio manager of the Emerging Markets Equity Strategy in 1994. She has been the portfolio manager of the Emerging Markets Equity Strategy approach since its inception in 1994.
All Funds (except the Money Market Fund) — Cash Overlay Program:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. As of December 31, 2019, the firm had assets under management of approximately $279.5 billion. Parametric uses a team approach to manage All Funds – Cash Overlay Program. The team includes Justin Henne, CFA, Managing Director – Customized Exposure Management and Richard Fong, CFA, Senior Portfolio Manager. Messrs. Henne and Fong have more than five years of service with Parametric.
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Service Providers
The following chart provides information on the Funds’ primary service providers.
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Shareholder Information
Eligible Investors
You may purchase or redeem shares of the Funds on any business day through the website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). You may also be able to purchase or redeem shares of the Funds through certain financial intermediaries. The Funds reserve the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Funds. For more information on the purchase or redemption of shares of the Funds, see the section entitled “Summary of Other Important Fund Information” in this Prospectus.
Minimum Account Size
Investor Class Accounts: Investor Class shares of the Funds require a minimum balance of $1,000 per Fund. The Funds reserve the right to close your account and redeem your shares if the value of your account falls below $1,000, unless the reduction in value is due solely to market depreciation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Trust’s Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a 403(b) plan, a 401(k) plan, an IRA, or an employee benefit plan (collectively, “Tax-Advantaged Account”).
Institutional Class Accounts: Institutional Class shares of the Funds require a minimum balance of $1,000,000 invested in all Funds in the aggregate for investors other than GuideStone Serviced Plans. The Funds reserve the right to convert the Institutional Class shares in your account to Investor Class shares, or close your account and redeem your shares, if the value of your account falls below $1,000,000 (or you hold Institutional Class shares of the Funds that were acquired prior to May 1, 2014), unless the reduction in value is due solely to market depreciation. The Funds will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares or closing your account. A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Advantaged Account. If your shares are converted to Investor Class shares, the conversion will have no effect on the value of your investment in Institutional Class shares of the Funds at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the NAV of the respective share classes.
At the discretion of the Trust’s officers, the initial investment minimums and account size requirements noted for both classes of shares may be waived. A shareholder of one class of a Fund who is, or becomes eligible, for another class of that Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the same Fund will not be considered as a taxable transaction for federal income tax purposes.
Other Information
Escheatment Laws: Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notification by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on the state’s official website.
Open an IRA or Other GuideStone Investment Account: Shares of a Fund are available to eligible investors for purchase through IRAs, Roth IRAs and other GuideStone investment accounts. BNY Mellon Investment Servicing Trust Company serves as custodian of the IRAs. Eligible investors may also establish an Investor Class account in the name of a trust established solely
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by one or more eligible investors and/or an Investor Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-GS-FUNDS (1-888-473-8637).
Participants in a Participant-Directed Employee Benefit Plan: If you invest in the Funds in a participant-directed employee benefit plan through a financial intermediary, the minimum investment and account balance requirements will be different than those described in the section entitled “Summary of Other Important Fund Information” in this Prospectus, and you should contact your financial intermediary for this information. The policies and procedures of your financial intermediary, including minimum investments, may be different than those described herein. Your financial intermediary may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.
Transfer of Shares: Shareholders of record of the Institutional Class shares of a Fund may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the Institutional Class shares of a Fund and (b) which is, or will become upon such transfer, a shareholder of record of the Institutional Class shares of the Fund on the books of the transfer agent of the Funds. Shareholders of record of the Investor Class shares may transfer their shares to another person or entity which is, or will become upon such transfer, a shareholder of record of the Investor Class shares of the Fund on the books of the transfer agent of the Funds.
Customer Identification
The Fund (or a shareholder service provider acting on the Fund’s behalf) seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.
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Transactions with the Funds
The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Funds through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.
Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.
By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.	If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund in the Trust must meet the minimum amount.	You may make investments by telephone (a minimum of $100 per established Fund) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account. If you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply.
By Wire

The Bank of New York Mellon
ABA#: 011001234
DDA#: 0000734306
FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern Time for same day processing.

Please call 1-888-GS-FUNDS (1-888-473-8637) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:
GuideStone Funds
(Designate the Fund)
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
	Westborough, MA 01581-1722	Call 1-888-GS-FUNDS (1-888-473-8637) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern Time for same day processing.
GuideStone Funds Prospectus | 193

Method	Open an Account	Add to an Account
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.	If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:
GuideStone Funds
P.O. Box 9834
Providence, RI 02940-9886

	Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the new Fund must meet the minimum amount.	You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.
Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).	Not applicable.	Automatic Investment Plan:
You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day. If you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply.
194 | GuideStone Funds Prospectus

The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Funds through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Funds through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions. See “Redemption of Shares” on page 198 for information about the timing of redemption proceeds.
Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Send a letter of instruction that includes:

• The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

• Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”	Send a letter of instruction that includes:

• Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

• Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.
By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.	You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 per Fund with a limit of $50,000 in the aggregate). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-GS-FUNDS (1-888-473-8637) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. Shares purchased by ACH may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially withdrawn.	The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.
By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). A $10 fee may be charged for wire transfers.	Not applicable.
GuideStone Funds Prospectus | 195

Method	Redeem Shares	Exchange Shares
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.	You may redeem shares through our website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

	If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. Shares purchased by ACH may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.	You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.
Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).	Systematic Withdrawal Plan:
You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

	You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.	Not Applicable.
196 | GuideStone Funds Prospectus

More Shareholder Information
How Share Price is Calculated
The Northern Trust Company (“Northern Trust”) normally determines the NAV per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. Eastern Time on each day that the NYSE is open for trading (“Business Day”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that class, deducting the pro rata portion of the Fund’s liabilities attributable to that class and the liabilities directly attributable to that class, and then dividing that value by the total number of shares of the class outstanding. Since the NAV for each Fund is calculated separately by class, and since each class has its own expenses, the per share NAV of each Fund will vary by class.
What is the Net Asset Value or “NAV”?
NAV =	Assets – Liabilities
Outstanding Shares
Because the Target Date Funds and Target Risk Funds invest in shares of the Select Funds and other investments, which may include other non-affiliated registered investment companies, the price of each of these funds’ shares is based upon the NAV of the shares of those underlying investments. In turn, the NAV per share of each underlying investment is based upon the values of the obligations, stocks and other investments held by the underlying investment. Therefore, the price of a share of a Target Date Fund or a Target Risk Fund will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.
Each Fund, except the Money Market Fund, generally values its assets based upon official closing prices, market quotations or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.
Northern Trust prices at amortized cost all instruments held by the Money Market Fund.
The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Global Real Estate Securities Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV for shares of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Global Real Estate Securities Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may change on days when an investor will not be able to purchase or redeem shares.
Investments by the Funds in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).
GuideStone Funds Prospectus | 197

Purchase of Shares
Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares received in good order and accepted by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the applicable Fund(s), provided that (1) the transfer agent receives payment as of the close of regular trading on the same Business Day; or (2) the requests are placed by a financial intermediary that has entered into a servicing agreement and payment in federal funds or other immediately available funds is received by the transfer agent by the close of the same Business Day or on the next Business Day, depending on the terms of the servicing agreement. Purchase requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.
Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the Money Market Fund.
The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds’ management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.
In accordance with the Trust’s trust instrument, Guidestone Financial Resources will, at all times, directly or indirectly, control the voting of at least 60% of the outstanding shares of the Trust. The Trust shall refuse to accept any investment in any Fund, if, after such investment, Guidestone Financial Resources would not own with the authority to vote, or indirectly control the vote of, at least 60% of the outstanding shares of the Trust.
Redemption of Shares
Requests for the redemption of some or all of your shares received in good order by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the applicable Fund(s). Redemption requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.
A redemption of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Advantaged Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)
Redemption proceeds normally are wired or mailed within one business day after receiving timely request in proper form, but it may take up to seven days to make payment. Please see the “Redeem Shares” column in the “Transactions with the Funds” section, beginning on page 195, for the specific requirements per method for redeeming Fund shares. Depending upon the method of payment, the timing of when a shareholder will receive redemption proceeds can differ. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 10 days. The Funds typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. In stressed market conditions and other appropriate circumstances, redemption methods may include borrowing funds, utilizing its line of credit, or redeeming in kind. A Fund may stop selling its shares and postpone redemption payments at times (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
198 | GuideStone Funds Prospectus

The Money Market Fund may also suspend redemptions to facilitate orderly liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.
Checkwriting Option
If you own shares of the Money Market Fund in a GuideStone investment account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). Before writing a check from your personal investment account, you should verify the balance in your Money Market Fund account to ensure there are adequate funds to cover the amount of the check. You may not write a check to close your account. Charges will be imposed for stop payment orders and returned checks. An appropriate amount of shares will be redeemed from your Money Market Fund account to pay for these charges.
Checkwriting privileges are not available for institutional accounts, intermediaries, tax-sheltered annuities or a Tax-Advantaged Account. Checkwriting privileges would result in significant, negative federal income tax consequences to a shareholder in a Tax-Advantaged Account.
Request In Good Order
All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.
Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Funds’ transfer agent has received payment in federal funds.
If you are investing through an employee benefit plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Funds’ transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.
Medallion Signature Guarantees
To protect shareholder accounts, the Funds and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Funds to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:
For IRA and GuideStone Investment Accounts:
•	Any written redemption request for $50,000 or more.
•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.
•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type) from originating accounts that have an account balance of $50,000 or more.
For Institutional Accounts:
•	Any written redemption request for $250,000 or more.
•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.
•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type) from originating accounts that have an account balance of $250,000 or more.
GuideStone Funds Prospectus | 199

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.
The Adviser reserves the right to waive the medallion signature guarantee requirement, provided it has obtained sufficient evidence to grant the waiver. Clients of an affiliate of the Funds may not be subject to the medallion signature guarantee requirement.
Redeeming Recently Purchased Shares
If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.
If you are redeeming shares that you recently purchased by ACH, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.
No Right to Redeem in Kind
The Funds will only pay your redemption proceeds in cash. None of your redemption proceeds may be received in securities rather than cash.
Account Statements
Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except organizations that directly invest in an Institutional Class Account which receive monthly statements. If your Fund shares are held by a nominee or employee benefit plan, the nominee or employee benefit plan decides whether the statement will be sent to you.
Exchanging Shares
What is an exchange?
An exchange of shares of one Fund for shares of another Fund of the Trust is really two transactions — a redemption of shares of one Fund and the purchase of shares of another Fund. In general, the same policies that apply to purchases and redemptions apply to exchanges. An exchange also has the same tax consequences as an ordinary redemption.
An exchange of a Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Advantaged Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)
If you invest through an employee benefit plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the employee benefit plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for more information.
If you invest in shares of a Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions to conduct an exchange. A fee may be assessed if you transact through a financial intermediary, broker or agent.
Market Timing
The purchase, exchange and redemption of Fund shares in an effort to profit from anticipated short-term market movements (“market timing”) may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. The Trust’s investment program is not designed to accommodate excessive short-term trading activity.
200 | GuideStone Funds Prospectus

To discourage market timing and abusive trading practices by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies. If you invested in shares of the Funds through a financial intermediary, the market timing policy for that financial intermediary may differ. Please contact your salesperson or financial intermediary for more information on their market timing policy.
These procedures reflect criteria that have been developed to identify market timing and that are applied for monitoring transactions in Fund shares. The Trust defines a qualifying market timing transaction (“Qualifying Transaction”) under its procedures as an exchange into and out of the same Fund (a “Round Trip”) where the exchange out of the fund occurs within 30 calendar days or less from the trade date of the exchange into the Fund, and where the exchange transactions involve one or more of the Funds. If the Trust identifies what it believes to be a market timing pattern, which it defines under its procedures as three Qualifying Transactions within a rolling 90 calendar-day period, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Trust may modify its procedures for implementing its market timing policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all market timing activity in the Funds.
Certain Funds and actions will be excluded from this policy, including, but not limited to the following:
•	Round Trips from the Money Market Fund;
•	Exchanges effected by GuideStone Capital Management, LLC in management of the Target Date and Target Risk Funds;
•	Transactions placed/entered so as to rebalance a portfolio in accordance with an established portfolio model, investment mandate or asset allocation strategy; and
•	Transactions that the CCO of the Trust, or his/her designee, determines were not intended to act as a short-term Market Timing program and/or that do not constitute an abusive trading practice.
Although the Trust makes efforts to monitor for market timing, the ability of the Trust to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, employee benefit plans and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.
Telephone and Online Transactions
The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: (1) account number, (2) name and address exactly as registered with us, or (3) the primary social security or other taxpayer identification number.
We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through an employee benefit plan, your account will automatically have certain telephone privileges. If you invest through an IRA or GuideStone investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through an employee benefit plan or foundation, you may not have telephone or online privileges; contact your employer, your employee benefit plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for information about how to redeem your shares.
The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our website, during periods of unusual market activity, contact us by regular or express mail.
You may also be asked to provide additional information in order for a Fund or its transfer agent to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, a Fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to a Fund related to opening the accounts. Your shares will be sold at the NAV calculated on the day a Fund or its transfer agent closes your Fund position.
GuideStone Funds Prospectus | 201

Duplicate Mailing to Same Household
We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through an employee benefit plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.
Distributions
What is net investment income?
Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.
Each of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund declares and pays dividends from its net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from its net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from its net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions by the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.
Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Tax-Advantaged Account.
Financial Intermediaries
On behalf of the Trust, certain institutions acting as financial intermediaries may be authorized to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved on behalf of the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the transfer agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the transfer agent within such time periods, the authorized intermediary may be liable for fees and losses and the transactions may be cancelled. For these and other support services, a fee may be received. For more information, see the section entitled “Shareholder Servicing Arrangements” in this Prospectus.
The Adviser also may provide compensation to certain dealers and other financial intermediaries, including affiliates of the Adviser, for marketing and distribution in connection with the Trust. The Adviser or its affiliates may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Adviser (after adjustments). The additional compensation and payments will be paid by the Adviser or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.
202 | GuideStone Funds Prospectus

Portfolio Holdings
Each Fund (except the Money Market Fund) publishes on the Funds’ website (GuideStoneFunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter, subject to a 15 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 15 calendar days, if deemed necessary by the Funds. In addition, the Funds may publish on their website quarter-end portfolio characteristics data subject to a 15 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website at least until the date on which a Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT (except with respect to the Money Market Fund) with the SEC and files monthly portfolio holdings reports on Form N-MFP with the SEC. The Money Market Fund publishes its complete schedule of portfolio holdings on a monthly basis on the Funds’ website. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in their SAI and on the Funds’ website at GuideStoneFunds.com.
Taxes
This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you invest in a Fund through a Tax-Advantaged Account, special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment in a Fund on your tax situation.
Federal Income Tax. As long as a Fund meets the requirements for being treated as a “regulated investment company” under the Code, which each Fund has done since inception and intends to continue to do, it pays no federal income tax on the net earnings and net realized gains it distributes to its shareholders. Each Fund will notify you following the end of each calendar year of the amount of dividends and other distributions paid to you that year.
Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and reported by the Fund as such generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain (defined below) — a maximum of 15% (20% for a single shareholder with taxable income exceeding $441,450 or $496,600 for married persons filing jointly, which amounts apply for 2020 and will be adjusted for inflation annually thereafter). A Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.
Unless you invest through a Tax-Advantaged Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Advantaged Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)
An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions a Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
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Basis Reporting and Election. The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders basis and holding period information for redeemed Fund shares (including those redeemed as part of an exchange) purchased on or after January 1, 2012 (“Covered Shares”). The Funds will permit shareholders to elect from among several IRS-accepted basis determination methods, including average basis. In the absence of an election by a shareholder, a Fund will use the average basis method with respect to that shareholder’s Covered Shares. The basis determination method a shareholder elects may not be changed with respect to a redemption or exchange of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting rules apply to them.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Income Taxes. You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.
Additional Information
The Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Funds that you should consider in deciding whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, nor should be read, to be or create an arrangement or contract between the Trust or a Fund and any investor, or to create any rights in a shareholder or other person other than any rights under federal or state law that may not be waived.
204 | GuideStone Funds Prospectus

Shareholder Servicing Arrangements
Shares of the Funds are sold without a front-end sales load or a back-end sales load on a continuous basis by Foreside Funds Distributors LLC, located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the Investor Class (“Service Plan”).
Under its Service Plan, the Investor Class is authorized to pay shareholder servicing and recordkeeping fees of 0.25% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts. The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources, GuideStone Resource Management, Inc. and/or unaffiliated service providers who provide these services to the Funds.
Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
What are service fees?
Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.
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Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Institutional Class and Investor Class of each Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions. This information for the Fiscal Years or periods ended December 31, 2015, 2016, 2017, 2018 and 2019 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2019	$ 9.40	$0.25	$ 1.19	$ 1.44	$(0.28)	$(0.16)	$(0.44)	$10.40	15.32%	$ 142,900	0.06%	0.13%	2.48%	7%
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(3)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2019	$ 9.40	$0.21	$ 1.21	$ 1.42	$(0.26)	$(0.16)	$(0.42)	$10.40	15.09%	$ 524,696	0.31%	0.38%	2.09%	7%
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	0.64	(0.11)	(0.18)	(0.29)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	(0.38)	(0.23)	(0.14)	(1.28)	(1.42)	9.19	(2.06)	479,512	0.28	0.31	1.41	108(4)

MyDestination 2025 Fund
Institutional Class
2019	$ 9.15	$0.25	$ 1.44	$ 1.69	$(0.27)	$(0.15)	$(0.42)	$10.42	18.45%	$ 361,408	0.09%	0.12%	2.43%	5%
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(3)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2019	$ 9.16	$0.21	$ 1.45	$ 1.66	$(0.24)	$(0.15)	$(0.39)	$10.43	18.18%	$1,048,140	0.34%	0.37%	2.06%	5%
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	0.71	(0.09)	(0.22)	(0.31)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	(0.48)	(0.32)	(0.13)	(1.33)	(1.46)	8.88	(2.91)	707,698	0.28	0.31	1.46	110(4)

MyDestination 2035 Fund
Institutional Class
2019	$ 8.65	$0.24	$ 1.70	$ 1.94	$(0.24)	$(0.13)	$(0.37)	$10.22	22.47%	$ 266,012	0.13%	0.13%	2.41%	4%
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(3)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2019	$ 8.65	$0.20	$ 1.72	$ 1.92	$(0.22)	$(0.13)	$(0.35)	$10.22	22.16%	$ 662,810	0.39%	0.39%	2.01%	4%
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	0.71	(0.07)	(0.28)	(0.35)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	(0.62)	(0.47)	(0.12)	(1.54)	(1.66)	8.36	(4.30)	391,279	0.28	0.32	1.41	120(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.36%, 0.34% and 0.34%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
206 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2019	$ 8.21	$0.22	$ 1.79	$ 2.01	$(0.22)	$(0.13)	$(0.35)	$ 9.87	24.56%	$230,295	0.13%	0.13%	2.31%	4%
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(3)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2019	$ 8.21	$0.18	$ 1.80	$ 1.98	$(0.19)	$(0.13)	$(0.32)	$ 9.87	24.24%	$470,796	0.41%	0.41%	1.94%	4%
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	0.68	(0.04)	(0.30)	(0.34)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	(0.59)	(0.47)	(0.09)	(1.49)	(1.58)	7.95	(4.46)	281,718	0.29	0.34	1.22	124(4)

MyDestination 2055 Fund
Institutional Class
2019	$11.48	$0.30	$ 2.58	$ 2.88	$(0.30)	$(0.29)	$(0.59)	$13.77	25.15%	$ 77,156	0.16%	0.20%	2.26%	10%
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(3)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2019	$11.47	$0.27	$ 2.58	$ 2.85	$(0.27)	$(0.29)	$(0.56)	$13.76	24.92%	$143,473	0.41%	0.44%	2.03%	10%
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	0.98	(0.13)	(0.34)	(0.47)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	(0.73)	(0.57)	(0.13)	(0.85)	(0.98)	11.05	(4.48)	38,465	0.30	0.65	1.29	124(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.44%, 0.41%, 0.36%, 0.34% and 0.34%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
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For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2019	$10.87	$0.25	$ 0.95	$ 1.20	$(0.27)	$(0.28)	$(0.55)	$11.52	11.01%	$ 111,611	0.13%	0.13%	2.19%	7%
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	0.53	(0.13)	(0.14)	(0.27)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(3)	11.51	0.05	(0.17)	(0.12)	(0.12)	(0.65)	(0.77)	10.62	(0.99)	70,895	0.18	0.20	4.36	92(4)
Investor Class
2019	$10.87	$0.21	$ 0.96	$ 1.17	$(0.24)	$(0.28)	$(0.52)	$11.52	10.73%	$ 415,743	0.39%	0.39%	1.86%	7%
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	0.51	(0.11)	(0.14)	(0.25)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	(0.34)	(0.20)	(0.12)	(0.65)	(0.77)	10.62	(1.69)	294,997	0.27	0.33	1.22	92(4)

Balanced Allocation Fund
Institutional Class
2019	$11.07	$0.26	$ 1.69	$ 1.95	$(0.29)	$(0.54)	$(0.83)	$12.19	17.62%	$ 377,832	0.12%	0.12%	2.12%	9%
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	0.78	(0.08)	(0.31)	(0.39)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(3)	12.67	0.09	(0.32)	(0.23)	(0.16)	(1.58)	(1.74)	10.70	(1.73)	332,327	0.12	0.14	7.28	95(4)
Investor Class
2019	$11.07	$0.22	$ 1.70	$ 1.92	$(0.26)	$(0.54)	$(0.80)	$12.19	17.33%	$1,237,755	0.38%	0.38%	1.79%	9%
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	0.75	(0.05)	(0.31)	(0.36)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	(0.65)	(0.45)	(0.16)	(1.58)	(1.74)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.63%, 0.74% and 0.83%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
208 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2019	$11.02	$0.23	$ 2.25	$ 2.48	$(0.22)	$(0.97)	$(1.19)	$12.31	22.62%	$312,347	0.12%	0.12%	1.86%	10%
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	0.80	(0.10)	(0.56)	(0.66)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(3)	13.23	0.11	(0.44)	(0.33)	(0.14)	(1.93)	(2.07)	10.83	(2.36)	247,746	0.14	0.14	8.37	97(4)
Investor Class
2019	$11.02	$0.19	$ 2.26	$ 2.45	$(0.19)	$(0.97)	$(1.16)	$12.31	22.33%	$935,085	0.38%	0.38%	1.51%	10%
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	0.77	(0.07)	(0.56)	(0.63)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	(0.71)	(0.54)	(0.13)	(1.93)	(2.06)	10.83	(3.83)	867,203	0.29	0.30	1.26	97(4)

Aggressive Allocation Fund
Institutional Class
2019	$10.61	$0.18	$ 2.69	$ 2.87	$(0.15)	$(1.33)	$(1.48)	$12.00	27.25%	$239,577	0.12%	0.12%	1.48%	9%
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	0.71	—	(1.00)	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(3)	14.13	0.12	(0.57)	(0.45)	(0.09)	(2.82)	(2.91)	10.77	(2.85)	169,302	0.15	0.15	8.75	103(4)
Investor Class
2019	$10.58	$0.14	$ 2.68	$ 2.82	$(0.12)	$(1.33)	$(1.45)	$11.95	26.86%	$840,397	0.38%	0.38%	1.12%	9%
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	0.69	—	(1.00)	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	(0.50)	(0.38)	(0.09)	(2.82)	(2.91)	10.77	(2.39)	797,043	0.29	0.30	0.85	103(4)

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.52%, 0.63%, 0.74% and 0.83%, respectively for 2019, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(4)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
GuideStone Funds Prospectus | 209

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2019	$ 1.00	$0.02	$ —†	$ 0.02	$(0.02)	$ —	$(0.02)	$ 1.00	2.13%	$ 904,202	0.14%	0.14%	2.10%	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.08	245,882	0.17	0.18	0.08	N/A
Investor Class
2019	$ 1.00	$0.02	$ —†	$ 0.02	$(0.02)	$ —	$(0.02)	$ 1.00	1.85%	$ 391,966	0.42%	0.42%	1.83%	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—	—†	—†	—	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—†	—†	—	—†	—†	—	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A

Low-Duration Bond Fund
Institutional Class
2019	$13.21	$0.32	$ 0.20	$ 0.52	$(0.33)	$ —	$(0.33)	$13.40	3.99%	$ 761,737	0.35%	0.35%	2.39%	525%
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05(1)	0.24	(0.20)	—	(0.20)	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	(0.10)(1)	0.11	(0.22)	—	(0.22)	13.30	0.79	617,698	0.37	0.38	1.52	746
Investor Class
2019	$13.21	$0.29	$ 0.20	$ 0.49	$(0.30)	$ —	$(0.30)	$13.40	3.71%	$ 232,967	0.62%	0.62%	2.16%	525%
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03(1)	0.19	(0.12)	—	(0.12)	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	(0.09)(1)	0.07	(0.11)	—	(0.11)	13.27	0.49	242,325	0.60	0.65	1.17	746

Medium-Duration Bond Fund
Institutional Class
2019	$14.28	$0.43	$ 0.96	$ 1.39	$(0.42)	$(0.20)	$(0.62)	$15.05	9.81%	$1,476,286	0.39%	0.39%	2.90%	433%
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08(1)	0.45	(0.39)	(0.04)	(0.43)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	(0.35)(1)	0.02	(0.54)	(0.22)	(0.76)	14.44	0.03	706,760	0.45	0.47	2.46	346
Investor Class
2019	$14.28	$0.39	$ 0.97	$ 1.36	$(0.38)	$(0.20)	$(0.58)	$15.06	9.58%	$ 307,912	0.65%	0.65%	2.63%	433%
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08(1)	0.41	(0.22)	(0.04)	(0.26)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	(0.31)(1)	(0.03)	(0.21)	(0.10)	(0.31)	14.31	(0.22)	187,863	0.66	0.75	1.92	346

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
210 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2019	$16.73	$0.52	$ 1.72	$ 2.24	$(0.51)	$(0.23)	$(0.74)	$18.23	13.51%	$127,884	0.57%	0.57%	2.93%	39%
2018	17.94	0.54	(1.09)	(0.55)	(0.53)	(0.13)	(0.66)	16.73	(3.07)	108,206	0.55	0.56	3.16	45
2017	16.90	0.59	1.13	1.72	(0.56)	(0.12)	(0.68)	17.94	10.38	122,526	0.57	0.58	3.37	93
2016	17.37	0.70	0.63(1)	1.33	(0.98)	(0.82)	(1.80)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	(1.74)(1)	(0.96)	(1.42)	(1.51)	(2.93)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
Investor Class
2019	$16.74	$0.48	$ 1.70	$ 2.18	$(0.46)	$(0.23)	$(0.69)	$18.23	13.14%	$128,801	0.83%	0.83%	2.66%	39%
2018	17.95	0.49	(1.09)	(0.60)	(0.48)	(0.13)	(0.61)	16.74	(3.34)	112,211	0.82	0.83	2.89	45
2017	16.90	0.54	1.15	1.69	(0.52)	(0.12)	(0.64)	17.95	10.13	125,072	0.85	0.85	3.09	93
2016	16.76	0.64	0.56(1)	1.20	(0.34)	(0.72)	(1.06)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	(1.60)(1)	(0.94)	(0.27)	(0.33)	(0.60)	16.76	(5.30)	106,918	0.82	0.85	3.65	42

Global Bond Fund
Institutional Class
2019	$ 9.32	$0.42	$ 0.62	$ 1.04	$(0.35)	$ —	$(0.35)	$10.01	11.31%	$486,865	0.54%	0.54%	4.30%	59%
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56(1)	1.01	(0.41)	—	(0.41)	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(2)	10.09	0.27	(1.02)(1)	(0.75)	(0.26)	—	(0.26)	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2019	$ 9.31	$0.40	$ 0.62	$ 1.02	$(0.33)	$ —	$(0.33)	$10.00	11.03%	$123,225	0.82%	0.82%	4.02%	59%
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56(1)	0.98	(0.38)	—	(0.38)	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	(0.92)(1)	(0.59)	(0.36)	—	(0.36)	9.08	(6.00)	78,636	0.82	0.84	3.35	30

#	Calculated using the average shares outstanding method.
(1)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(2)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
GuideStone Funds Prospectus | 211

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2019	$11.73	$0.17	$ 2.13	$ 2.30	$(0.17)	$(0.59)	$(0.76)	$13.27	19.78%	$ 803,696	0.67%	0.67%	1.29%	55%
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(1)	0.68	0.70	60
2016	11.21	0.17	1.15(2)	1.32	(0.16)	(0.47)	(0.63)	11.90	11.80	547,132	0.69	0.70	1.42	78
2015	11.61	0.17	0.11(2)	0.28	(0.17)	(0.51)	(0.68)	11.21	2.43	443,499	0.72(1)	0.73	1.46	55
Investor Class
2019	$11.74	$0.13	$ 2.13	$ 2.26	$(0.14)	$(0.59)	$(0.73)	$13.27	19.38%	$ 458,825	0.93%	0.93%	1.02%	55%
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(1)	0.96	0.43	60
2016	11.22	0.14	1.15(2)	1.29	(0.13)	(0.47)	(0.60)	11.91	11.53	276,104	0.97	0.98	1.15	78
2015	11.60	0.13	0.12(2)	0.25	(0.12)	(0.51)	(0.63)	11.22	2.16	167,117	0.99(1)	1.00	1.12	55

Equity Index Fund
Institutional Class
2019	$27.56	$0.59	$ 8.11	$ 8.70	$(0.58)	$(0.23)	$(0.81)	$35.45	31.68%	$1,501,076	0.13%	0.13%	1.82%	2%
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27(2)	2.73	(0.56)	(0.30)	(0.86)	24.68	12.16	355,404	0.15	0.16	1.97	3
2015	23.99	0.48	(0.26)(2)	0.22	(0.61)	(0.79)	(1.40)	22.81	0.92	276,599	0.17	0.18	1.94	6
Investor Class
2019	$27.58	$0.50	$ 8.11	$ 8.61	$(0.49)	$(0.23)	$(0.72)	$35.47	31.33%	$ 634,578	0.39%	0.39%	1.56%	2%
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27(2)	2.66	(0.29)	(0.25)	(0.54)	24.70	11.84	386,796	0.42	0.42	1.70	3
2015	22.90	0.37	(0.21)(2)	0.16	(0.18)	(0.30)	(0.48)	22.58	0.70	332,005	0.41	0.44	1.62	6

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% and 0.00% for the years 2015 and 2017.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
212 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2019	$16.79	$ 0.35	$ 4.16	$ 4.51	$(0.34)	$(1.94)	$(2.28)	$19.02	27.14%	$ 831,854	0.62%(1)	0.62%	1.81%	92%
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(1)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(1)	0.58	1.78	38
2016	19.75	0.41	2.30(2)	2.71	(0.46)	(0.82)	(1.28)	21.18	14.11	920,433	0.59(1)	0.60	2.05	36
2015	23.56	0.39	(1.20)(2)	(0.81)	(0.44)	(2.56)	(3.00)	19.75	(3.44)	917,208	0.61(1)	0.62	1.73	32
Investor Class
2019	$16.81	$ 0.30	$ 4.16	$ 4.46	$(0.29)	$(1.94)	$(2.23)	$19.04	26.80%	$ 383,041	0.89%(1)	0.89%	1.55%	92%
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(1)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(1)	0.84	1.52	38
2016	19.46	0.35	2.33(2)	2.68	(0.26)	(0.68)	(0.94)	21.20	13.84	370,589	0.86(1)	0.87	1.78	36
2015	21.31	0.27	(1.06)(2)	(0.79)	(0.08)	(0.98)	(1.06)	19.46	(3.70)	324,440	0.89(1)	0.89	1.26	32

Growth Equity Fund
Institutional Class
2019	$21.47	$ 0.03	$ 7.36	$ 7.39	$(0.03)	$(2.60)	$(2.63)	$26.23	34.79%	$ 934,297	0.71%(3)	0.71%	0.13%	21%
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(3)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(3)	0.73	0.12	41
2016	22.25	—†	(0.22)(2)	(0.22)	—	(0.95)	(0.95)	21.08	(0.98)	890,530	0.75(3)	0.76	0.01	24
2015	25.80	0.02	1.38(2)	1.40	—	(4.95)	(4.95)	22.25	5.67	932,232	0.77(3)	0.78	0.09	79
Investor Class
2019	$21.35	$(0.03)	$ 7.30	$ 7.27	$ —	$(2.60)	$(2.60)	$26.02	34.42%	$ 763,853	0.96%(3)	0.96%	(0.13)%	21%
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(3)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(3)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(2)	(0.29)	—	(0.66)	(0.66)	21.07	(1.30)	424,210	1.01(3)	1.02	(0.26)	24
2015	22.92	(0.05)	1.27(2)	1.22	—	(2.12)	(2.12)	22.02	5.44	483,385	1.04(3)	1.06	(0.21)	79

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018 and 2019.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018, and 2019.
GuideStone Funds Prospectus | 213

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2019	$13.04	$ 0.03	$ 3.26	$ 3.29	$(0.02)	$(0.59)	$(0.61)	$15.72	25.29%	$338,440	1.00%(1)	1.01%	0.20%	84%
2018	18.36	0.04	(2.13)(2)	(2.09)	—	(3.23)(3)	(3.23)	13.04	(12.01)	256,242	0.98(1)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(1)	1.00	0.09	80
2016	15.14	0.06	2.59(4)	2.65	(0.07)	(0.19)	(0.26)	17.53	17.48	265,627	1.01(1)	1.03	0.36	77
2015	18.05	0.08	(1.13)(4)	(1.05)	(0.06)	(1.80)	(1.86)	15.14	(5.66)	264,962	1.00(1)	1.03	0.45	74
Investor Class
2019	$13.01	$(0.01)	$ 3.25	$ 3.24	$ —	$(0.59)	$(0.59)	$15.66	24.97%	$258,018	1.26%(1)	1.27%	(0.06)%	84%
2018	18.37	(0.01)	(2.12)(2)	(2.13)	—	(3.23)(3)	(3.23)	13.01	(12.22)	231,456	1.24(1)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(1)	1.27	(0.17)	80
2016	15.17	0.02	2.59(4)	2.61	(0.03)	(0.19)	(0.22)	17.56	17.17	266,994	1.27(1)	1.30	0.11	77
2015	17.08	0.02	(1.04)(4)	(1.02)	—	(0.89)	(0.89)	15.17	(5.91)	236,850	1.24(1)	1.27	0.13	74

International Equity Index Fund
Institutional Class
2019	$ 9.24	$ 0.31	$ 1.65	$ 1.96	$(0.33)	$ —	$(0.33)	$10.87	21.21%	$713,864	0.22%	0.23%	3.05%	5%
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09)(4)	0.14	(0.22)	—	(0.22)	8.86	1.63	133,021	0.57	0.65	2.61	6
2015(5)	10.00	0.07	(1.06)(4)	(0.99)	(0.07)	—	(0.07)	8.94	(9.88)	111,025	0.57	0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.01%, 0.01%, and 0.01% for the years 2015, 2016, 2017, and 2019. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for Institutional and Investor Class, respectively.
(2)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $(8.59) and $(8.58) for the Institutional and Investor Class, respectively.
(3)	The amount previously reported in the Funds’ 2018 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2018 Annual Report, the Small Cap Equity Fund reported amounts of $3.23 for both the Institutional and Investor Class.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
214 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2019	$11.74	$0.31(1)	$ 2.44	$ 2.75	$(0.31)	$(0.40)	$(0.71)	$13.78	23.45%	$ 963,046	1.07%(2)	1.07%(2)	2.31%(1)	54%
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(2)	1.08(2)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(2)(3)	0.93(2)	1.63	42
2016	13.14	0.27	0.13(4)	0.40	(0.27)	(0.11)	(0.38)	13.16	2.96	1,017,929	1.00(2)(3)	1.01(2)	2.09	33
2015	14.25	0.22	(0.50)(4)	(0.28)	(0.26)	(0.57)	(0.83)	13.14	(1.93)	1,030,729	1.03(2)(3)	1.05(2)	1.49	43
Investor Class
2019	$11.77	$0.27(1)	$ 2.45	$ 2.72	$(0.28)	$(0.40)	$(0.68)	$13.81	23.10%	$ 351,124	1.35%(2)	1.34%(2)	2.05%(1)	54%
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(2)	1.35(2)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(2)(3)	1.19(2)	1.37	42
2016	13.18	0.24	0.11(4)	0.35	(0.24)	(0.11)	(0.35)	13.18	2.62	264,295	1.27(2)(3)	1.28(2)	1.81	33
2015	14.03	0.24	(0.55)(4)	(0.31)	(0.12)	(0.42)	(0.54)	13.18	(2.16)	245,976	1.35(2)(3)	1.39(2)	1.68	43

Emerging Markets Equity Fund
Institutional Class
2019	$ 8.71	$0.18(5)	$ 1.57	$ 1.75	$(0.27)	$ —	$(0.27)	$10.19	20.06%	$ 457,074	1.19%(6)	1.19%	1.92%(5)	92%
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(6)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(6)	1.31	0.83	56
2016	7.34	0.08	0.90(4)	0.98	(0.14)	—	(0.14)	8.18	13.46	290,082	1.30(6)	1.48	0.98	54
2015	9.09	0.11	(1.83)(4)	(1.72)	(0.03)	—	(0.03)	7.34	(18.93)	272,123	1.28(6)	1.50	1.36	39
Investor Class
2019	$ 8.72	$0.14(5)	$ 1.57	$ 1.71	$(0.23)	$ —	$(0.23)	$10.20	19.64%	$ 75,866	1.57%(6)	1.57%	1.48%(5)	92%
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(6)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(6)	1.66	0.57	56
2016	7.35	0.06	0.91(4)	0.97	(0.13)	—	(0.13)	8.19	13.20	45,106	1.56(6)	1.87	0.73	54
2015	9.09	0.05	(1.79)(4)	(1.74)	—	—	—	7.35	(19.14)	25,659	1.51(6)	1.83	0.58	39

#	Calculated using the average shares outstanding method.
(1)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(2)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.17%, 0.14% and 0.08% for the years 2015, 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the year ended December 31, 2019, the effect of dividend expense on securities sold short increased the ratio by 0.19%.
(3)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016 and 2017.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(6)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017, 2018 and 2019.
GuideStone Funds Prospectus | 215

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2019	$ 8.83	$0.22	$ 1.95	$ 2.17	$(0.61)	$(0.18)	$(0.79)	$10.21	24.87%	$159,523	0.82%(1)	0.83%	2.13%	118%
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(1)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(1)	0.88	2.86	138
2016	9.46	0.20	0.18(2)	0.38	(0.50)	(0.24)	(0.74)	9.10	4.07	123,574	0.88(1)	0.90	2.07	130
2015(3)	10.50	0.12	(0.33)	(0.21)	(0.27)	(0.56)	(0.83)	9.46	(1.89)	159,196	0.93(1)	0.94	1.83	137
Investor Class
2019	$ 8.87	$0.19	$ 1.95	$ 2.14	$(0.58)	$(0.18)	$(0.76)	$10.25	24.42%	$104,312	1.09%(1)	1.10%	1.87%	118%
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(1)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(1)	1.13	2.56	138
2016	9.49	0.16	0.19(2)	0.35	(0.47)	(0.24)	(0.71)	9.13	3.78	100,810	1.14(1)	1.19	1.68	130
2015	10.26	0.16	(0.13)	0.03	(0.24)	(0.56)	(0.80)	9.49	0.34	99,357	1.12(1)	1.17	1.50	137

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015, 2016, 2017, 2018 and 2019.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
216 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2019	$ 9.87	$0.13	$ 0.36	$ 0.49	$(0.19)	$(0.04)	$(0.23)	$10.13	4.93%	$330,017	1.12%(1)	1.12%(1)	1.32%	364%
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(1)	1.02(1)	1.96	172
2017(2)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(1)	1.28(1)	0.69	88
Investor Class
2019	$ 9.87	$0.10	$ 0.36	$ 0.46	$(0.16)	$(0.04)	$(0.20)	$10.13	4.62%	$ 56,076	1.46%(1)	1.46%(1)	0.99%	364%
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(1)	1.37(1)	1.65	172
2017(2)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(1)	1.65(1)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14% and 0.10% for the period ended December 31, 2017 and for the years 2018 and 2019.
(2)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
GuideStone Funds Prospectus | 217

Glossary
30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
Acquired Fund Fees and Expenses — Fees and expenses attributable to any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expenses incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.
Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.
American Depositary Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.
Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. This accounting method is used for the Money Market Fund.
Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.
Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.
Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.
Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.
Below-Investment Grade Bond (High Yield or Junk Bonds) — A bond that has a credit rating of BB category or lower and that pays a higher yield to compensate for the greater credit risk.
Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.
Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.
Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.
Commodities — Commodities are raw materials or agricultural products such as sugar, corn, gold or oil, among many others. Commodities may be grouped into different classifications for regulatory purposes, such as energy, agricultural (including
218 | GuideStone Funds Prospectus

livestock), precious metals, industrial metals, among many others. Additionally, a commodity is all services, rights, and interests in which contracts for future delivery are presently or in the future dealt in, such as financial instruments. Investments in the commodities markets can include direct physical trading in the form of spot transactions and derivatives trading in the form of futures and options on futures.
Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.
Correlation — The statistical measure which indicates the tendency of two variables moving together.
Credit Quality — A measure that reflects the rating assigned by S&P Global Ratings, Moody’s Investors Service, Inc. or Fitch, Inc./Fitch Ratings Ltd. to fixed income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA category, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA category, AA category, A category, and BBB category. Bonds rated BB category or lower are considered high yield or junk bonds.
Credit Ratings — See Credit Quality.
Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.
Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.
Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.
Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.
Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.
Deflation — Deflation is a decrease in the general price level of goods and services. Deflation may be caused by a reduction in the supply of money or credit, or by a decrease in government, personal or investment spending.
Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.
Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.
Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.
Downgraded — The act of lowering the credit rating of a fixed income instrument.
Effective Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates taking into account embedded options and floating interest rates.
Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.
GuideStone Funds Prospectus | 219

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies (or unit investment trusts) whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.
Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.
Federal Deposit Insurance Corporation (FDIC) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.
Fixed Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.
Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.
Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.
Frontier Markets — A subset of emerging market countries that are investable but may have lower market capitalization and liquidity and may be more politically unstable than the more developed emerging markets.
Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contract that calls for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.
Global Depositary Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.
Hedging — The practice of undertaking one investment activity in order to protect against losses in another.
Illiquid Securities — A security that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For the Money Market Fund, illiquid security means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Money Market Fund.
Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.
Inflation — The rate at which the general level of prices for goods and services rises, and correspondingly, purchasing power falls.
Inflation-Protected Bonds — Fixed income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.
Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.
Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.
220 | GuideStone Funds Prospectus

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed income contracts increases.
International Equity Securities — Investments in non-U.S. stocks or equity securities.
Investment Grade Bond — See Credit Quality.
Maturity — The date at which a debt instrument is due and payable.
Micro-Cap Companies — Micro-cap companies have market capitalizations that are less than those of small capitalization companies and may involve greater risk and be more volatile and less liquid than an investment in a larger company. Micro-cap companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Micro-cap companies may have limited financial resources, management experience and market diversification.
Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.
Natural Resources — Natural resources are materials that are derived from the environment. Natural resources generally include, but are not limited to: energy (such as oil and other fossil fuels), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds), and agricultural products (grains and other foods, seeds, fertilizers and water).
Net Asset Value (“NAV”) — The market value of a fund share. For the Funds, this value is net of all expenses. For each Fund other than the Money Market Fund, the NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding. The Money Market Fund’s NAV is calculated using the amortized cost method of valuation.
Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based options. Yield curve options and options on stock indexes provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage-backed securities, which are fixed income investments that generate interest revenue through pools of home loan mortgages.
Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.
Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.
Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is reinvested at lower interest rates.
Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.
GuideStone Funds Prospectus | 221

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.
Principal — Face amount of a debt instrument on which interest is either owed or earned.
Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not subject to federal income tax on net income and net realized gains that are distributed to shareholders, provided they comply with certain requirements of the Code.
REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Real Return — An inflation-adjusted return, that is total return reduced by the expected impact of inflation. It is the return that when compounded with inflation gives the nominal return for the same security.
Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.
Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting for government money market funds and retail money market funds as long as the portfolio complies with the requirements of Rule 2a-7, including parameters related to credit quality, security type, liquidity and maturity. The Money Market Fund is a government money market fund that adheres to the requirements of Rule 2a-7.
Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.
Select Funds — GuideStone Funds that directly invest in different types of fixed income securities, equity securities or other investments to meet their respective investment objectives. Fifteen (eight equity, four bond, one real assets, one alternative and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.
Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.
Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps, currency swaps and total return swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies. In a total return swap, one party makes payments based on a set rate, while the other party makes payments based on the return of an underlying asset, e.g. on equity or bond index.
Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.
Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.
Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent for the Funds.
222 | GuideStone Funds Prospectus

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.
U.S. Securities and Exchange Commission (“SEC”) — An independent federal government agency created by an act of Congress, entitled the “Securities Exchange Act of 1934,” as the regulator of the securities markets. The SEC is responsible for protecting investors, maintaining fair and orderly functioning of the securities markets, and facilitating capital formation. The SEC may bring civil actions against alleged violators of federal securities laws and regulations, either in federal court or before an administrative judge.
Weighted Average Life Maturity — Weighted average life portfolio maturity is measured without reference to any Rule 2a-7 provision that otherwise would permit the Money Market Fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.
Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.
Weighted Average Maturity — The weighted average is computed by weighing each security’s maturity date by the market value of the security in the Money Market Fund.
Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.
Yield Spreads — A difference in yield between various issues of securities.
Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and realized capital gains or losses.
GuideStone Funds Prospectus | 223

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For More Information

You can learn more about the Funds by requesting the following free documents:
Statement of Additional Information (“SAI”): Provides additional information about the Funds’ policies, investment restrictions, risks and business structure. The SAI is incorporated by reference into this Prospectus (i.e., is legally considered a part of this Prospectus).
Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor’s report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
If you have questions, need information about your account or would like to request these free documents, contact your employer, your plan administrator or GuideStone® by phone at 1-888-GS-FUNDS (1-888-473-8637) from 7 a.m. to 6 p.m. CST, Monday through Friday or by mail at:
GuideStone Funds
5005 Lyndon B. Johnson Freeway, Suite 2200
Dallas, TX 75244-6152
Visit our website at GuideStoneFunds.com to access the Prospectus, SAI and Annual/Semi-Annual Reports to Shareholders.
You may also get free copies by:
•	Accessing them on the EDGAR Database on the SEC’s website — http://www.sec.gov.
•	Requesting copies (you will be charged a duplicating fee) via electronic request by emailing publicinfo@sec.gov.

811-10263	© 2020 GuideStone Funds®	04/20	2318

STATEMENT OF ADDITIONAL INFORMATION (SAI)
	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Strategic Alternatives Fund	GFSYX	GFSZX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Global Real Estate Securities Fund	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
May 1, 2020
The Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Funds’ current Prospectus for the Institutional Class and Investor Class shares dated May 1, 2020, and as amended from time to time. The financial statements contained in the Funds’ Annual Report for the fiscal year ended December 31, 2019, are incorporated by reference into this SAI. You can obtain a free copy of the current Prospectus, Annual Report and Semi-Annual Report on our website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Statement of Additional Information	3

History of the Funds
GuideStone Funds (the “Trust”), formerly AB Funds Trust, is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. On September 13, 2005, AB Funds Trust changed its name to GuideStone Funds. The Trust has established 24 series (each, a “Fund” and together, the “Funds”), which are described in this SAI. Each Fund is a separate mutual fund with its own investment objective, strategies and risks.
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and are together the “Target Date Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and are together referred to as the “Target Risk Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are each referred to as a “Bond Fund” and are together referred to as the “Bond Funds.” The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are each referred to as an “Equity Fund” and are together referred to as the “Equity Funds.”
Each Target Date Fund and each Target Risk Fund is a “Fund of Funds,” which means that it generally does not buy securities directly, but rather allocates its assets among a different mix of mutual funds, primarily the Select Funds, to meet a specified investment objective. The Select Funds, in turn, invest directly in different types of fixed income obligations, stocks or other investments to meet their investment objectives.
Currently, there are two classes of shares issued by the Trust, the Institutional Class and Investor Class (each, a “Class” and together, the “Classes”). The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders.
Description of Investments and Risks
The following should be read in conjunction with the Fund Summary of each Fund in the Funds’ Prospectus, specifically the sections entitled “Investment Objective,” “Principal Investment Strategies,” “Principal Investment Risks” and “Additional Information About Principal Strategies and Risks.” Unless otherwise defined in this SAI, the capitalized terms used herein have the respective meanings assigned to them in the Prospectus.
You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of a transaction.
GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). The Funds are series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser allocates each Target Date Fund’s and each Target Risk Fund’s investments among a mix of mutual funds, primarily, but not limited to, the Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, the Adviser acts as a manager of managers and retains various investment management firms (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to do so. The Adviser may, however, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds or ETFs for a Fund in order to manage that Fund’s risk. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may invest in all the instruments or use all the investment techniques
4	GuideStone Funds

permitted by the Funds’ Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and restrictions.
The Funds do not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without a vote of a majority of the outstanding shares of the Trust.
Each Target Date Fund and each Target Risk Fund invests primarily in a diversified portfolio of Select Funds, and unless indicated otherwise, the description of investments and risks in this SAI applies to the Target Date Funds and the Target Risk Funds through their investments in the Select Funds and other investments.
Each Target Date Fund and each Target Risk Fund may from time to time invest and reinvest up to 10% of its assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts to gain exposure to the U.S. equity and fixed income markets on cash balances. Any such investment will be made for cash management purposes and will seek to provide market exposure approximating the strategic asset allocation of the applicable Target Date Fund and Target Risk Fund.
Affiliated Persons. Instrument selection and the ability to engage in transactions with preferred counterparties or service provider is restricted by the 1940 Act's provisions related to transactions with Fund affiliates. An affiliated person of a Fund's sub-adviser is considered to be an affiliated person of that Fund, and as such, that sub-adviser cannot engage its affiliated person as a prime broker, or OTC counterparty for that Fund. In addition, a counterparty's own affiliations and conflicts could restrict its ability to provide the Funds with desired products or services. For example, affiliates of investment banks may be unable to provide derivatives tied to the securities of companies that the investment bank is advising. This could result in strategy implementation using different instrument types or counterparties than what the sub-adviser would otherwise have used or might use for accounts that are not registered investment companies.
Asset-Backed Securities. The Bond Funds and the Strategic Alternatives Fund may purchase asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy.
Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may
Statement of Additional Information	5

experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder. A Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.
Bankers’ Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. The Select Funds may invest in such obligations issued by U.S. or foreign issuers; however, the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
The Select Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit
6	GuideStone Funds

issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers’ acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. U.S. branches of foreign banks may be considered domestic banks if it can be demonstrated they are subject to the same regulation as U.S. banks.
Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.
Below-Investment Grade Securities. The Bond Funds may invest their assets in fixed income securities that are rated below-investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below-investment grade by the Sub-Adviser as follows: Low-Duration Bond Fund up to 15%; Medium-Duration Bond Fund up to 10%; Extended-Duration Bond Fund up to 20%; and Global Bond Fund up to 30%. In addition, the Strategic Alternatives Fund and the Defensive Market Strategies Fund may invest up to 40% and 50%, respectively, of each of their assets in lower rated securities or that are unrated but deemed equivalent to those rated below-investment grade by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk.
The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.
The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund’s ability to obtain accurate market quotations
Statement of Additional Information	7

for these securities, making it more difficult to determine the Fund’s NAV. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Board of Trustees.
Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Low-Duration Bond Fund, Medium Duration-Bond Fund and Extended-Duration Bond Fund. In such a case, the Sub-Adviser will take action that it believes to be advantageous to the Fund, including continuing to hold the downgraded securities. However, the Sub-Adviser will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Funds’ holdings of securities that are considered by the Fund to be below-investment grade will not exceed 15% of its net assets, as described in the section entitled “Illiquid Investments and Restricted Securities” in this SAI.
Ratings, however, are general and are not absolute standards of quality. There is no guarantee that the ratings provided by ratings agencies will necessarily provide an accurate reflection of the credit quality of the securities they rate. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.
Cash Management. Each Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in the Money Market Fund. To the extent the Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.
Collateralized Debt Obligations. The Bond Funds may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of, generally non-mortgage, assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinated to it.
Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which a Fund is also invested, this would tend to increase a Fund’s overall exposure to the credit of the issuer of such securities. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected.
Commercial Paper. The Select Funds may invest in commercial paper, which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions and similar instruments the interest on which is subject to
8	GuideStone Funds

federal income tax issued by government agencies and instrumentalities. A Select Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.
Convertible Securities. The Equity Funds, Bond Funds and Strategic Alternatives Fund may invest in convertible securities. The Strategic Alternatives Fund, Defensive Market Strategies Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may invest in convertible securities of non-U.S. issuers. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.
Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.
In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. Additionally, investments by a Fund in convertible debt securities may be unrated; therefore, judgment may play a greater role in determining the credit risk or the default risk of an unrated convertible security. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.
The Defensive Market Strategies Fund may establish a “synthetic” convertible instrument by combining fixed income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may pool a basket of fixed income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security.
Within each basket of fixed income securities and warrants or options, different companies may issue the fixed income and convertible components, which may be purchased separately and at different times.
Statement of Additional Information	9

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.
The Defensive Market Strategies Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.
Cybersecurity Risk. With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may be more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to a Fund’s assets, customer data, or proprietary information, or cause a Fund or a Fund’s service providers (including, but not limited to, the Adviser, distributor, fund accountant, custodian, transfer agent, Sub-Advisers (if applicable) and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or the Funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which a Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.
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Depositary Arrangements. Each Select Fund may invest in American Depositary Receipts (“ADRs”) and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. The Global Bond Fund may invest in ADRs on a limited basis (generally no more than 5% of the Fund’s assets). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.
A Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.
In an unsponsored ADR program, there may also be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.
Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.
The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may also invest in European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.
The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may also invest in other forms of depositary receipts that are certificates issued by non-U.S. institutions evidencing ownership of underlying foreign securities, including non-voting depositary receipts (“NVDRs”). Such depositary receipts may or may not be traded in a secondary market, and, as is the case with the NVDRs, might only be redeemable by the issuer. Investments in these depositary receipts may provide economic exposure to the underlying security, but may be less liquid and more volatile than the underlying securities, which may be issued by companies in emerging markets. In addition, investments in these depositary receipts are subject to many of the same risks associated with investing directly in foreign securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI. Investments in these depositary receipts, particularly NVDRs, may not entitle the holders to vote the underlying shares.
Dollar Rolls. The Select Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA (“to be announced”) or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. For additional information, see the section entitled “Mortgage Dollar Rolls” in this SAI.
Faith-based Investing. The Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Faith-based investing, in accordance with the
Statement of Additional Information	11

GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Funds’ faith-based investment guidelines is overseen by members of the Adviser’s executive and senior management team.
It is important to understand that in certain cases it may be more difficult to implement the Funds’ faith-based investment guidelines. Faith-based investing outside the United States is often more challenging due to a vastly larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Funds’ faith-based investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by a Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s faith-based investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by a Fund subsequently will be determined to be inconsistent with the Trust’s faith-based investment guidelines. When a Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.
Foreign Currency
Foreign Currency — Generally. The Select Funds (other than the Money Market Fund) may invest in securities denominated in foreign currencies. As part of the cash overlay program, the Funds (other than the Money Market Fund) may also utilize foreign currency futures contracts, which are discussed in this section. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security or obligation.
Although the Equity Funds, Bond Funds and Strategic Alternatives Fund may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund’s total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds, Bond Funds and Strategic Alternatives Fund will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.
Foreign Currency — Forward Currency Exchange Contracts. The Bond Funds, Strategic Alternatives Fund, Defensive Market Strategies Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and
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to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds may also use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.
When one of these Funds owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund’s securities denominated in that foreign currency. When a Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund’s net long and short foreign currency exposure will not exceed its total asset value.
In addition, when entering into a contract for the purchase or sale of a security, one of these Funds may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause a Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect a Fund from losses resulting from movements in exchange rates adverse to the Fund’s position, they may also limit potential gains that result from beneficial changes in the value of such currency. A Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of
Statement of Additional Information	13

bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see the section entitled “Swaps — Generally” in this SAI.
Foreign Currency — Currency Futures Contracts and Related Options Transactions. The Bond Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. These Funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. These Funds may either accept or make delivery of the currency specified at the maturity of a futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. These risks are set forth in the section entitled “Futures and Options on Futures” in this SAI.
Foreign Currency — Currency Options. The Bond Funds, Strategic Alternatives Fund, Defensive Market Strategies Fund, Global Real Estate Securities Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. These Funds will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.
A call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that a Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency’s market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency’s market value. The use of currency options is subject to the same risks that apply to options generally. These risks are set forth in the section entitled “Futures and Options on Futures” in this SAI.
The purchase of a call option would entitle a Fund to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund’s position.
One of these Funds may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle a Fund to sell a specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
Foreign Currency — TBAs. The Bond Funds may enter into to-be-announced purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify
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the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying portfolio securities, according to the procedures described in the section entitled “Valuation of Shares” in this SAI.
Foreign Currency — Cover Requirements. When these Funds engage in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with guidelines established by the U.S. Securities and Exchange Commission (“SEC”) with respect to coverage of these strategies. These coverage guidelines are set forth in the section entitled “Futures and Options on Futures — Cover Requirements” in this SAI.
Foreign Securities and Obligations. Each Equity Fund and the Strategic Alternatives Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund invest primarily in the securities of foreign issuers. In addition, the Bond Funds, Strategic Alternatives Fund, Defensive Market Strategies Fund, International Equity Fund and Emerging Markets Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.
Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability.
Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see the section entitled “Foreign Currency” in this SAI.
Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund generally can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of withholding taxes by foreign governments on dividends and interest payable on a Fund’s foreign portfolio securities. To the extent those taxes are not offset by credits or deductions allowed to investors under the federal income tax law (such as a Fund’s pass-through to its shareholders of foreign taxes it pays — see “Taxation — General” in this SAI), they may reduce the net return to the shareholders.
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The Bond Funds, Strategic Alternatives Fund, Defensive Market Strategies Fund, International Equity Fund and Emerging Markets Equity Fund may invest in foreign debt, including the securities of foreign governments and foreign corporations. Several risks exist concerning such investments, including the risk that foreign issuers may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.
To the extent consistent with their investment objectives, these Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.
In addition, the Bond Funds, Strategic Alternatives Fund, Defensive Market Strategies Fund, Global Real Estate Securities Fund, International Equity Fund and Emerging Markets Equity Fund may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund’s inability to complete a contractual obligation to deliver securities. In addition, frontier countries generally have smaller economies and/or less developed capital markets than traditional emerging markets, and may be more politically instable, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.
More specific disclosure related to investments in certain countries or geographic regions is provided below:
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
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An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade, which could be negatively impacted during a synchronized slowdown in global economic activity. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government’s economic policy; (v) potentially high rates of inflation, a rising unemployment rate and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect
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negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which a Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments. Recently, the United States and China have announced that each country would impose certain tariffs on exports from the other country. Though the impact and duration of such tariffs is uncertain the imposition of tariffs by either country may negatively affect each country’s economy and the U.S. and foreign markets and may negatively affect a Fund’s investment.
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future, and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
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Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging markets securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging markets countries may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. European Union (“EU”) member countries are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU
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regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, Italy’s credit rating was recently downgraded, which may result in deteriorating investor confidence in other European economies. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The United Kingdom officially left the European Union on January 31, 2020, with a transitional period set to end on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other European Union countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western
20	GuideStone Funds

economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of a Fund.
As a result of recent events involving Ukraine and Russia and other developments involving Russia, the United States and the EU have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, have limited certain exports and imports to and from Russia and have imposed diplomatic punishments, such as the expulsion of Russian diplomats. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Taiwan. Investment in Taiwanese issuers may subject a Fund to loss in the event of adverse political, economic, regulatory and other developments that affect Taiwan, including fluctuations of the New Taiwan dollar versus the U.S. dollar. Taiwan has few natural resources; therefore, any fluctuation or shortage in the commodity markets could have a negative impact on the Taiwanese economy. Appreciation of the New Taiwan dollar, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to other countries with cheaper work forces. Continued labor outsourcing may adversely affect the Taiwanese economy. Taiwanese firms are among the world’s largest suppliers of computer monitors and leaders in personal computer manufacturing. A slowdown in global demand for these products will likely have an adverse impact on the Taiwanese economy. The Chinese government views Taiwan as a renegade province and continues to contest Taiwan’s sovereignty. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostiles, will likely adversely impact the Taiwanese economy. Such risks, among others, may adversely affect the value of a Fund’s investments.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. To the extent consistent with their respective investment objectives, each Select Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.
When a Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or negotiate a commitment after
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entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, a Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.
Futures and Options on Futures
Futures and Options on Futures — Generally. The Bond Funds, Equity Funds and Strategic Alternatives Fund may purchase or sell (1) put and call options on securities, indexes and other financial instruments and (2) futures contracts and options thereon. The Funds may enter into such futures transactions on domestic exchanges. The Funds may enter into such futures transactions on domestic exchanges and generally may do so on foreign exchanges as well. However, certain products listed on foreign exchanges require special regulatory approval before being offered or sold to persons located in the United States. Futures (and options thereon) on broad-based stock indexes must be approved by the Commodity Futures Trading Commission (“CFTC”). Security futures (futures on single securities or narrow-based indexes) may only be offered and sold in accordance with guidance issued by the CFTC and SEC. Debt obligations of a foreign government must be designated as an exempted security by the SEC under SEC Rule 3a12-8 before a futures contract or option thereon can be offered or sold in the United States. In addition, the Equity Funds may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Bond Funds may purchase or sell (1) put and call options on fixed income securities and (2) futures contracts and options thereon. In addition, the Bond Funds may invest in long or short positions in any of the instruments contemplated in this section. The Target Date Funds and the Target Risk Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury securities, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. The Equity Funds may sell short exchange listed equity futures contracts to reduce market exposure. The Target Date Funds, Target Risk Funds and Bond Funds may sell short exchange listed U.S. Treasury future contracts to reduce market exposure.
Futures and Options on Futures — Futures Contracts Generally. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.
Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases, the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss, and a Fund may incur brokerage fees when it purchases or sells futures contracts. While each Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.
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The use of options and futures is subject to applicable regulations of the SEC and CFTC and the several exchanges upon which they are traded. In addition, a Fund’s ability to use options and futures may be limited by tax considerations. For more information, see the section entitled “Taxation” in this SAI. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, the Adviser is not deemed to be a commodity pool operator, nor each Fund a commodity pool, under the Commodity Exchange Act (the “CEA”) Rule 4.5 and neither the Funds nor the Adviser is subject to registration as such under the CEA.
Under Rule 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.
Futures and Options on Futures — Options Generally. Options may relate to particular securities, foreign and domestic securities indexes, financial instruments, foreign currencies or the yield differential between two securities.
Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (“OCC”). A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.
In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.
Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing
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different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Futures and Options on Futures — Financial Futures Contracts. Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.
Futures and Options on Futures — Bond Index Futures and Options. The Bond Funds, Target Date Funds and Target Risk Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds’ investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.
Futures and Options on Futures — Interest Rate Futures and Options. Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures
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contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.
A Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed income securities. For example, if a Fund owns bonds and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.
Futures and Options on Futures — Stock Index Futures Contracts. A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.
For example, a Target Date Fund, Target Risk Fund, Equity Fund or the Strategic Alternatives Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.
Futures and Options on Futures — Options on Indexes and Yield Curve Options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.
Futures and Options on Futures — Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right, but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
Futures and Options on Futures — Options on Stock Index Futures. The Target Date Funds, Target Risk Funds, Equity Funds and Strategic Alternatives Fund may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.
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Futures and Options on Futures — Cover Requirements. The Funds will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions a Fund either (1) set aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. A Fund cannot sell or close out securities, currencies or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if a Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair value of the assets used for cover declines, a Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.
A Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund’s price to sell the currency or (2) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund’s price to buy the currency or (2) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
To the extent a Fund enters into a futures contract, it will deposit in a segregated account with the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund’s position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.
When selling a call option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
Futures and Options on Futures — Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that
26	GuideStone Funds

are not presently contemplated for use by the Funds or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Funds’ investment goals and legally permissible for the Funds.
Illiquid Investments and Restricted Securities. A Fund will invest no more than 15% (5% with respect to the Money Market Fund) of the value of its net assets in illiquid investments. An “illiquid investment” means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (with respect to the Money Market Fund, an "illiquid security" means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Money Market Fund). For example, repurchase agreements maturing in more than seven days are illiquid securities. In addition, investments in illiquid securities by the Money Market Fund are subject to the portfolio liquidity requirements of Rule 2a-7 under the 1940 Act.
Subject to these limitations, each Fund may invest in restricted securities where such investment is consistent with the Fund’s investment objective, and such securities are considered liquid to the extent the Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and for which a liquid institutional market has developed.
Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.
Inflation-Indexed Securities. The Target Date Funds, Target Risk Funds and Bond Funds may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.
In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.
In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market
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interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Fund generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Fund that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Interest Rate Swaps, Floors and Caps and Currency Swaps. The Bond Funds and the Strategic Alternatives Fund may enter into interest rate swaps and may purchase interest rate floors or caps. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Equity Funds, Bond Funds and Strategic Alternatives Fund may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.
A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis (i.e., the two payment streams are netted out) with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions.
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the Funds.
If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.
Interfund Borrowing and Lending. The SEC has granted the Trust an exemptive order to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The Trust has not implemented the interfund credit facility. It is anticipated that the credit facility, if implemented, will provide a borrowing Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
Investment Companies. Each Select Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open-end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). Section 12(d)(1)(A) of the 1940 Act states that a mutual fund may not acquire shares of other
28	GuideStone Funds

investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. Among other things, the conditions preclude the investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b) of the Conduct Rules of the FINRA, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. As described in the Prospectus, the Target Date Funds and the Target Risk Funds invest primarily in the shares of the Select Funds. The Adviser believes this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.
The Funds may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. When investing in securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio investments. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, including operating costs and investment advisory and administration fees. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
In addition, a Fund (other than the Money Market Fund) may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.
Investment Companies — Exchange-Traded Funds. ETFs are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. ETFs also may be actively managed. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits on investments in other investment companies governed by Section 12(d)(1)(A) of the 1940 Act, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying portfolio securities or other financial instruments it holds, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate. Although the market price of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a Fund’s own expenses.
Large Shareholders. Shares held by large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as shares held by other Funds, may from time to time represent a substantial portion of a Fund’s assets. Accordingly, a Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds (e.g., the Target Date Funds or the
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Target Risk Funds) or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a Fund of Funds or other significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Loan Participations. Each Bond Fund, the Strategic Alternatives Fund and the Defensive Market Strategies Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the
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loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. In addition, holders of the loans, such as the Funds, may be required to indemnify the agent bank in certain circumstances.
Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.
The Bond Funds invest in loan participations with credit quality comparable to that of issuers of their securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loans’ interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by a Fund.
Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Bond Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Sub-Advisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.
Master Limited Partnerships. The Equity Funds and the Strategic Alternatives Fund may invest in master limited partnerships (“MLPs”). MLPs are publicly-traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Because MLPs are partnerships, investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons.
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Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may affect the overall performance of the Fund.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Many MLPs are also subject to regulatory risks due to the imposition of various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
A Fund must recognize income that is allocated from underlying MLPs for federal income tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, part of a distribution received by a Fund as the holder of an MLP interest may be treated as a “return of capital,” which would reduce the Fund’s adjusted tax basis in the interests and thus result in an increase in the amount of gain (or decrease in the amount of loss) the Fund will recognize for federal income tax purposes on the sale of all or part of the interest or on subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MLPs generally do not pay federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a proportionate share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes, which would result in the MLP being required to pay federal income tax (as well as state and local income taxes) on its taxable income. The treatment of an MLP as a corporation for federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for those purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Under certain circumstances, an MLP could be deemed to be an investment company. If that occurs, the Fund’s investment in the MLP’s securities would be limited by the 1940 Act. For more information, see “Investment Companies” disclosure in this section of the SAI.
Money Market Instruments. To the extent consistent with its investment objective and strategies, each Select Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the Money Market Fund. The Target Date Funds and the Target Risk Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. In addition, each Select Fund (except the Money Market Fund), Target Date Fund and Target Risk Fund may invest its cash reserves in shares of the Money Market Fund.
Mortgage-Backed Securities. The Bond Funds, the Strategic Alternatives Fund, and the Money Market Fund may purchase mortgage-backed securities in accordance with their investment strategies as stated in the Prospectus. Mortgage-backed securities (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed
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by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae,” or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private issuers or the mortgage poolers.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.
The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.
Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since the GSEs were placed into conservatorship through the fourth quarter of 2017, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, the GSEs have together paid $278.8 billion to the Treasury in aggregate cash dividends (although those payments do not constitute a repayment of their draws). In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cut and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. The FHFA stated that the GSEs may need an additional injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special
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purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
In addition, the future of the GSEs is in serious question as the U.S. government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of February 2017, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $295.4 billion and Fannie Mae’s balance of $268.8 billion.)
MBS may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of MBS. The rate of return on MBS may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Because many mortgages are repaid early, the actual maturity and duration of MBS are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
MBS may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the MBS. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. There can be no assurance that private insurers
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or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may, consistent with a Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of MBS as such securities are developed and offered to investors.
Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.
If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.
Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage Dollar Rolls. The Bond Funds may enter into mortgage dollar rolls. The Bond Funds may purchase pools of mortgage securities for future settlement, generally 30 to 60 days. Please refer to the section entitled “Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions” in this SAI. In a mortgage “dollar roll,” a Bond Fund sells these mortgages for delivery prior to settlement and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) but not identical securities on a specified future date from the same party. To be considered similar, the securities returned to the Bond Funds, generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. During the period before the repurchase, the Bond Fund forgoes principal and interest payments on the securities. The Bond Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the investments which have been set aside to cover the amount due at settlement. Another possible reason the Bond Funds may enter into these transactions is to gain the economic benefit from the ownership of mortgage pools while avoiding the administrative cost of accounting for monthly principal and interest payments.
The market value of the mortgage pools may rise prior to the future settlement date which would benefit the Bond Funds. Conversely, the value of the mortgage pools could fall in which case the Bond Funds would incur a loss in market value. Cash, which would be used to purchase the mortgages, will be invested in instruments that are permissible investments for the applicable Bond Funds. Each Bond Fund will hold and maintain, until the settlement date, segregated cash or liquid assets in an amount equal to its forward purchase price.
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Mortgages purchased for forward delivery involve certain risks, including a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Bond Fund. There is no assurance that mortgage dollar rolls will be economically beneficial to the Bond Funds.
Municipal Instruments. The Bond Funds may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.
Private activity bonds are, or have been, issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.
The Bond Funds may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.
An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal instruments may be materially adversely affected by litigation or other conditions.
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Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.
In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described in the section entitled “Foreign Securities and Obligations” in this SAI, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.
The Bond Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds, under the supervision of the Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.
Currently, it is not the intention of any Bond Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.
Negative Interest Rates. Recently, certain countries have experienced negative interest rates on deposits and debt instruments that have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States, if these economies experience deflationary conditions. The imposition of negative interest rates is used as a monetary policy tool to encourage economic growth during periods of deflation. These market conditions may increase a Bond Fund’s (including the Money Market Fund, for purposes of this paragraph) exposures to the risks associated with rising interest rates. To the extent a Bond Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Bond Fund could generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield including, but not limited to, central bank monetary policies intended to help create self-sustaining growth in the local economy. While negative yields can be expected to reduce demand for fixed income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Bond Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility and potential illiquidity.
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Portfolio Turnover Rate. The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. Portfolio turnover rates for the Select Funds may be higher than those of mutual funds with a single manager. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. During the 2019 fiscal year, the Target Date Funds experienced significantly lower turnover than in 2018 due to underlying fund allocation changes as well as the rebalancing of holdings in the Funds in 2018. Certain Select Funds experienced significant variation in portfolio turnover in 2019 as compared to 2018: (i) the Global Bond Fund and Value Equity Fund experienced higher turnover in 2019 due to Sub-Adviser changes within the Funds; (ii) the Strategic Alternatives Fund experienced higher turnover in 2019 due to heavy usage of derivative instruments by several underlying strategies; and (iii) the Small Cap Equity Fund and Emerging Markets Equity Fund experienced higher turnover in 2018 due to Sub-Adviser changes within the Funds.
Preferred Stocks. The Equity Funds, Bond Funds and Strategic Alternatives Fund may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments, and usually dividends, than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.
As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.
Privately Placed and Restricted Securities. An Equity Fund’s investments may include privately placed or restricted securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.
An Equity Fund may invest in a private investment in public equity (“PIPE”), in which the Fund purchases stock in a private placement of securities. There is a risk that if the market price drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund’s investment. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.
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Real Estate Investments. Each Select Fund may invest in real estate investment trusts (“REITs”) and other real estate-related securities. The Global Real Estate Securities Fund invests at least 80% of its net assets in equity securities of REITs and other real estate-related companies. For purposes of the Global Real Estate Securities Fund’s investment policies, a real estate related company is one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Global Real Estate Securities Fund invests primarily in equity REITs, but may also invest in mortgage and hybrid REITs. These equity securities can consist of common stocks (including REIT and other real estate related securities), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value and preferred stocks. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will, decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended.
Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of a Fund’s investments. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate loans or interests. A tax-qualified REIT is not taxed on its net income and net realized gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, diversification of assets, and sources of income and a requirement that it distribute to its shareholders at least 90% of the sum of its taxable income (other than net capital gain) plus certain “net income from foreclosure property” for each taxable year. A Fund will not invest in real estate directly but only in securities issued by real estate and real estate-related companies, except that a Fund may hold real estate and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities issued by real estate or real estate-related companies.
In addition, a U.S. REIT could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain its exemption from registration under the 1940 Act, and foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors.
Recent Market Conditions. The financial markets in which the Funds invest are subject to price volatility that could cause losses in a Fund. Market volatility may result from a variety of factors.
Global economies and financial markets are increasingly interconnected, which increases the possibilities that political, economic and other conditions (including, but not limited to, natural disasters, pandemics, epidemics and social unrest) in one country or region might adversely impact issuers in a different country or region.
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The recent outbreak of the novel coronavirus, first detected in December 2019, rapidly became a pandemic and has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. This has created closed borders, quarantines, supply chain disruptions and general anxiety, negatively impacting global markets in an unforeseeable manner. The impact of the novel coronavirus and other such future infectious diseases in certain regions or countries may be greater or less due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of such health crises may be quick, severe and of unknowable duration. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Funds and could adversely affect a Fund’s performance.
Official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This, in turn, has spurred some countries, including the United States, to adopt or consider adopting more protectionist trade policies, to adopt more business-friendly regulatory regimes, and to enact a reduced corporate income tax rate or to consider reducing corporate income tax rates. The United States is also said to be considering, at times, significant new investments in infrastructure and national defense which, coupled with lower federal income taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.
In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The financial crisis caused strains among countries in the European Union (“EU”) that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit longstanding lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad.
A potential slowdown in global economic growth could impact the equity and fixed income securities markets in some ways unforeseen. In March 2019, the Federal Reserve announced accommodative changes to its balance-sheet reduction plan. These accommodative signals represented a shift in the central bank’s sentiment from being one of raising rates to one of a “patient” or dovish approach to monetary policy. In August, September and October 2019, the Federal Reserve decreased rates in response to decelerating global economic growth. In response to the impact of the novel coronavirus, in March 2020, the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Changes to the monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund's operations and return
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potential. The potential economic weakness across the globe could be problematic as traditional catalysts, including stimulating fiscal and monetary policies, would most likely be limited going forward which could put pressure on corporate earnings, and in turn, prices of equity securities. A synchronized global economic slowdown could also put pressure on fixed income securities as deteriorating corporate health could lead to spread widening (causing bond prices to fall) and higher default levels.
In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets and heightened risk of continued worldwide economic volatility. The United Kingdom officially left the EU on January 31, 2020, with a transitional period set to end on December 31, 2020. Brexit has and may continue to result in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Further, the United Kingdom’s departure from the EU may spark additional member states to contemplate departing the EU. In addition, the United Kingdom’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
While it is not currently possible to determine the extent of the impact of the United Kingdom’s departure from the EU may have on a Fund’s investments, certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets. Notwithstanding the foregoing, the prolonged and continued uncertainty stemming from the United Kingdom’s withdrawal from the EU could negatively impact current and future economic conditions in the United Kingdom which, in turn, could negatively impact a Fund’s investments.
Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or subcustodian (if any) or in the Fed/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.
Reverse Repurchase Agreements. Each Select Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). The Funds may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will
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segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.
Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited, and there may, at times, not be a liquid secondary market for warrants and rights.
Securities Lending. The Select Funds may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Through an agreement with The Northern Trust Company (the Funds’ custodian and securities lending agent), the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of The Northern Trust Company, which invests 99.5% or more of its total assets in U.S. government securities.
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.
Securities Ratings Information. The Funds may use ratings from rating agencies to assist in determining whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. There is no guarantee that the ratings provided by these agencies will necessarily provide an accurate reflection of the credit quality of the securities that they rate. The Money Market Fund will limit its investments to securities that, at the time of acquisition, are “Eligible Securities” (as defined in Rule 2a-7 under the 1940 Act) that the Sub-Adviser determines present minimal credit risks to the Money Market Fund.
Small Company Securities. The Small Cap Equity Fund, which invests mainly (at least, and typically more than 80% of its net assets, plus borrowing for investment purposes, if any) in securities issued by smaller companies, and the Global Real Estate Securities Fund and Emerging Markets Equity Fund are principally subject to the risks associated with investments in securities of small capitalization companies. All of the other Equity Funds and the Strategic Alternatives Fund may also invest in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. Among the reasons for this greater price volatility are the lower degree of
42	GuideStone Funds

market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.
The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that because the NAV of the Small Cap Equity Fund’s, Global Real Estate Securities Fund’s and Emerging Markets Equity Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500® Index.
The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.
Stripped Obligations. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Fed book-entry record-keeping system. The Fed program as established by the U.S. Treasury is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Select Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
In addition, to the extent consistent with its investment objective and strategies, a Select Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Fed Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Some counsel to the underwriters of certain of these certificates or other evidences of ownership of U.S. Treasury securities generally have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Funds are unaware of any binding legislative, judicial or administrative authority on this issue.
The Select Funds may buy U.S. Treasury inflation-indexed securities, including through the Fund’s cash overlay program. When a Fund buys inflation-indexed securities, the U.S. Treasury pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security’s issue determines the fixed interest or coupon rate. At maturity, the U.S. Treasury redeems the Fund’s securities at their inflation-adjusted principal or par amount, whichever is greater. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months, the U.S. Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.
Other types of stripped securities may be purchased by the Bond Funds and the Money Market Fund including stripped mortgage-backed securities (“SMBS”). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed
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obligations. A common type of SMBS will have one class receiving all of the interest payments (“interest only”) while the other class receives all of the principal repayments (“principal only”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.
Structured Notes. The Bond Funds, the Strategic Alternatives Fund and the Defensive Market Strategies Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced. Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments a Fund holds.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.
An equity-linked note (“ELN”) is a structured note with a reference rate that is determined by a single stock, a stock index or a basket of stocks. Equity-linked notes combine the protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the
44	GuideStone Funds

linked securities. Depending on the terms of the note, equity-linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity-linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.
A Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter market, including Rule 144A securities. Exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated, are a type of structured note. ETNs are generally notes representing debt of a specific issuer, usually a financial institution. An ETN’s returns are linked to the performance of one or more underlying indicators, such as a particular market benchmark, strategy or reference asset, minus fees and expenses. ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a reference instrument minus applicable fees, no periodic coupon payments are distributed, and no principal protection exists.
ETNs and other structured notes are generally meant to be held until maturity, however, a Fund may sell its ETNs or other structured notes before maturity, which could result in the Fund receiving less in sales proceeds than what the Fund would have received if the notes were held to maturity. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or reference instrument remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the underlying market or reference instrument. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark, strategy or reference instrument. A Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN.
ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing and character of net income and realized gains from ETNs.
Supranational Organization Obligations. The Bond Funds, the Strategic Alternatives Fund and the Defensive Market Strategies Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.
Swaps — Generally. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund’s investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its
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forecasts, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid, and can involve greater risks than direct investments in securities because swaps may be leveraged. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, a Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Funds will segregate only the amount of its net obligation, if any.
Centrally cleared swaps are either interest rate or credit default swap agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange, each a derivatives clearing organization (“DCO”), where the DCOs are the counterparty to both the buyer and seller of protection. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, a Fund agrees to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by a Fund as unrealized gains or losses until the contract is closed or settled. Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap. DCOs generally require an initial margin payment, and there may need to be some final adjustments at termination depending upon the variation payments made during the life of the swap and final settlement.
Swaps — Equity Swaps. Each Equity Fund and the Strategic Alternatives Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indexes of stocks).
An Equity Fund or the Strategic Alternatives Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
Swaps — Credit Default Swaps. Each Bond Fund and the Strategic Alternatives Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Bond Funds and the Strategic Alternatives Fund may
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act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.
Swaps — Currency Swaps. The Bond Funds, Strategic Alternatives Fund, International Equity Fund and Emerging Markets Equity Fund may enter into currency swaps, as described in the section entitled “Interest Rate Swaps, Floors and Caps and Currency Swaps” in this SAI. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.
Swaps — Swaptions. The Funds may enter into a swaption (swap option) to manage exposure to fluctuations in interest rates and to enhance portfolio yield. In a swaption, the buyer, by paying a non-refundable premium for the option, gains the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption. In some instances, a swaption may provide the buyer the right, but not the obligation, to shorten, extend, cancel or otherwise modify an existing swap agreement at a designated time on specified terms. In contrast, the writer (seller) of a swaption, in exchange for a premium, becomes obligated (if the option is exercised) to enter into a previously agreed upon swap agreement, or to perform on an existing swap agreement in accordance with the modifications permitted by the swaption, on a future date pursuant to the terms of the swaption.
Depending upon the terms of the agreement, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it only risks losing the premium it paid should it decide to let the swaption expire unexercised. However, when a Fund writes (sells) a swaption, upon exercise of the swaption, the Fund will become obligated according to the terms of the underlying previously agreed upon swap agreement, and may be obligated to pay an amount of money that exceeds the sum of the value of the premium that it received for writing (selling) the swaption plus the value that it received pursuant to the terms of the underlying swap. In addition, the Funds bear the market risk arising from any change in index values or interest rates. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. The risks are set forth in the sections entitled “Futures and Options on Futures” and “Swaps” in this SAI.
Swaps — Total Return Swaps. Each Select Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.
Swaps — Variance Swap Agreements. Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Temporary Defensive Positions. Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, a Fund may not meet its investment objective.
The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally, or
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in the Fund particularly, or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The Money Market Fund. The Money Market Fund is subject to maturity, diversification, liquidity and quality requirements under Rule 2a-7 under the 1940 Act. It will not invest more than 5% of its total assets in the securities (including securities collateralizing a repurchase agreement) of a single issuer, provided, however, that the Money Market Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days after acquisition. U.S. government securities repurchase agreements that are collateralized by cash or U.S. government securities, and shares of certain money market funds are not subject to this diversification requirement.
The Money Market Fund’s diversification tests are measured at the time of acquisition and are calculated as specified in Rule 2a-7 under the 1940 Act. The Fund will be deemed to satisfy the maturity, diversification, liquidity and quality requirements described in the Prospectus and this SAI to the extent it satisfies Rule 2a-7 requirements. The discussion of investments for the Money Market Fund in the Prospectus and this SAI is qualified by Rule 2a-7 limitations.
U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and stripped U.S. Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as Ginnie Mae participation certificates are backed by the full faith and credit of the U.S. Treasury. However, GSEs are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases. For more information, see the section entitled “Mortgage-Backed Securities” in this SAI.
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Variable and Floating Rate Instruments. The Bond Funds, Money Market Fund, Strategic Alternatives Fund and Defensive Market Strategies Fund may invest in variable and floating rate instruments to the extent consistent with their investment objectives and policies described in the Prospectus and, in the case of the Money Market Fund, consistent with Rule 2a-7 under the 1940 Act. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes and (except for the Money Market Fund) leveraged inverse floating rate debt instruments and notes (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.
Variable and floating rate instruments (including inverse floaters) held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.
Warrants and Rights. The Select Funds may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Global Bond Fund may invest in warrants on a limited basis (generally no more than 5% of the Fund’s assets). The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
Yankee Bonds. To the extent consistent with their respective investment policies, the Bond Funds, the Strategic Alternatives Fund and the Defensive Market Strategies Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.
Zero Coupon, Pay-In-Kind and Capital Appreciation Securities. To the extent consistent with its investment policies, each Bond Fund may invest in zero coupon securities, capital appreciation and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation securities are debt securities issued or sold at a discount from their face value (“original issue discount”) and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities may also take the form of debt securities that have been stripped of their unmatured
Statement of Additional Information	49

interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, capital appreciation and PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue original issue discount and other non-cash income (such as additional securities paid as interest on PIK securities) on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to federal income tax. (For more information, see the section entitled “Taxation — Tax Treatment of Fund Investments” in this SAI.) Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.
Investment Restrictions
No Fund may invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.
Fundamental Investment Restrictions. The following investment restrictions are applicable to each Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund’s outstanding shares. The Funds may not:
1.	All Funds: Purchase securities which would cause 25% or more of the value of a Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, (2) the Money Market Fund, securities issued by domestic banks or (3) the Global Real Estate Securities Fund, securities in the real estate industry.
The Global Real Estate Securities Fund: The Global Real Estate Securities Fund concentrates its assets in the real estate industry by investing more than 25% of the value of the Fund’s total assets at the time of such purchase in securities of issuers in the real estate industry.
2.	Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets (including the amount of the senior
50	GuideStone Funds

securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes and (c) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.
3.	With respect to 75% of a Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.
4.	Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of each Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of loans.
5.	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
6.	Underwrite securities issued by any other person, except to the extent that a Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.
7.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but a Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives. This policy does not prohibit a Fund from purchasing shares of registered investment companies or exchange-traded pooled investment vehicles that have direct or indirect commodity investments.
Non-Fundamental Investment Restrictions. Each Fund’s investment objective is a non-fundamental policy of the Fund. Additionally, the Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to all the Funds.
1.	A Fund shall not invest in companies for purposes of exercising control or management.
2.	A Fund shall not purchase securities on margin, except that a Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
3.	A Fund shall not purchase any portfolio security while borrowings representing more than 15% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).
Statement of Additional Information	51

4.	A Fund shall invest no more than 15% of the value of its net assets in illiquid securities, a term which means securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment in the securities and includes, among other things, repurchase agreements maturing in more than seven days.
The Money Market Fund shall invest no more than 5% of the value of its net assets in illiquid securities, a term which means securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.
5	A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC. If shares of a Fund are purchased by another registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other investment company, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
6.	Each of the Bond Funds and each of the Equity Funds (other than the Defensive Market Strategies Fund) shall not change its policies regarding the investment of 80% of its assets consistent with its name without 60 days’ prior notice to its shareholders. For purposes of determining compliance with an 80% investment policy, each of the Funds may account for a derivative position by reference to either its market value or notional value, depending upon the circumstances.
7.	The Money Market Fund shall invest at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by any person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit of the foregoing. The Fund intends to operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. This 99.5% policy shall not change without 60 days’ prior notice to shareholders.
If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. However, notwithstanding the foregoing, borrowing for investment purposes made pursuant to Section 18(f)(1), if any, will comply with the percentage limitations imposed by that Section subsequent to the incurrence of the borrowings. As noted above, the Funds exclude “municipal securities” from their policies on industry concentration. Solely for purposes of this restriction, the Funds treat securities the interest on which is excludable from gross income for federal income tax purposes that are issued by a non-governmental issuer (such as conduit revenue bonds) as being part of the industry of which that issuer is a part, and thus subject to that restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to their policies that are a result of application of law, they will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws. None of these restrictions are intended to limit investments by the Target Date Funds and the Target Risk Funds in shares of the Select Funds.
Management of the Funds
The Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of
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nine individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed not to be “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Chief Compliance Officer (“CCO”) of the Trust, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the CCO of the Trust and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.
Board Leadership Structure. The Chairman of the Board of Trustees is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.
Information About Each Trustee’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.
Statement of Additional Information	53

The Trustees and executive officers of the Trust, their years of birth, business address and principal occupations and prior directorships during the past five years are set forth in the following table.
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Owner, Encompass Financial Services, Inc., 1985 – present.	24	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None
John R. Morris (1938) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Vice-President and Broker-in-Charge, Hound Ears Club, Inc., 2010 – present.	24	None
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
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Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – present; Global Investment Strategist, GuideStone Financial Resources, 2015 – 2016; Investment Strategist, Westwood Holdings Group, 2003 – 2015	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer, Chief Legal Officer and Secretary	Since 2017	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.
(2)	Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)	Dr. Hahn and Mr. Morris are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. In addition, Mr. Morris serves on the Board of GuideStone Investment Services and GuideStone Resource Management, Inc., the manager/member and member, respectively, of the Adviser.
(4)	The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
Statement of Additional Information	55

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Independent Trustee:
Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. He currently serves on the Board of Directors for i2E and as Secretary, Treasurer and Chairman of the Finance Committee on the Board of Directors for Leadership Oklahoma. Mr. Evans has also served as Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management, the Board of Trustees of GuideStone Financial Resources and an Interested Trustee of the Board of Trustees of the Trust.
William Craig George. Mr. George has been the Chairman of the Board of Trustees of the Trust since January 2015 and a member of the Board of Trustees since September 2004. He has been employed with First National Bank of PA since 2014 and currently serves as the Senior Credit Officer. In his role with First National Bank of PA, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.
Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.
Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.
Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.
David B. McMillan. Mr. McMillan is the Chief Executive Officer (“CEO”) and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. From 2015 to 2017, he was CEO of INEA International/VHSC Cement LLC, a private equity sponsored company with patented technology for converting fly ash into PozzoSlag, a replacement for Portland Cement in concrete. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GuideStone Capital Management, LLC from 2011 to 2018, where he served as Chairman from 2013
56	GuideStone Funds

to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.
Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 43 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.
John R. Morris. Mr. Morris is Vice President and Broker-in-Charge at Hound Ears Club, Inc., a captive real estate office. Mr. Morris holds a Bachelor of Arts degree from Wheaton College and graduate degrees from both the American Institute of Banking and Stonier Graduate School of Banking, Rutgers, The State University of New Jersey. Mr. Morris currently serves on the Board of Trustees of GuideStone Financial Resources, the Board of Directors of GuideStone Capital Management, LLC, the Board of Directors of GuideStone Investment Services and the Board of Directors of GuideStone Resource Management, Inc.
Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and Chief Financial Officer, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Baylor Research Institute, Southwest Transplant Alliance and Accutex Investments/Highland Residential Mortgage. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources from June 2003 through October 2010, as an advisory director for Baylor University’s Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.
The Board’s Committees
Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.
Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Evans, George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2019, there were three meetings of the Audit Committee.
Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and
Statement of Additional Information	57

procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2019, there were four meetings of the Compliance and Risk Committee.
Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or Sub-Advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2019, there were five meetings of the Investment Management Committee.
Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Evans, George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2019, there were two meetings of the Nominating Committee.
Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Trustee candidates in writing to the attention of Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.
Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2019.
Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Randall T. Hahn, D.Min	$10,001-$50,000 in the Low-Duration Bond Fund
$50,001-$100,000 in the Medium-Duration Bond Fund
$10,001-$50,000 in the Extended-Duration Bond Fund
$10,001-$50,000 in the Global Bond Fund
$10,001-$50,000 in the Strategic Alternatives Fund
$10,001-$50,000 in the Defensive Market Strategies Fund
$50,001-$100,000 in the Equity Index Fund
$10,001-$50,000 in the Global Real Estate Securities Fund
$50,001-$100,000 in the Value Equity Fund
$50,001-$100,000 in the Growth Equity Fund
$10,001-$50,000 in the Small Cap Equity Fund
$50,001-$100,000 in the International Equity Fund
	$10,001-$50,000 in the Emerging Markets Equity Fund	Over $100,000
John R. Morris	NONE	NONE
INDEPENDENT TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
William Craig George	NONE	NONE
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Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
David B. McMillan	$10,001-$50,000 in the Money Market Fund $10,001-$50,000 in the Defensive Market Strategies Fund $10,001-$50,000 in the Equity Index Fund $10,001-$50,000 in the Growth Equity Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Ronald D. Murff	$50,001-$100,000 in the Aggressive Allocation Fund Over $100,000 in the Growth Equity Fund Over $100,000 in the Small Cap Equity Fund	Over $100,000
As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of April 15, 2020.
As of December 31, 2019, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.
Mr. Murff’s spouse and Dr. Hahn are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources.
The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.
The Adviser. The Funds have employed GuideStone Capital Management, LLC, a Texas limited liability company, as the Adviser. GuideStone Financial Resources indirectly controls the Adviser. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.
The Sub-Advisers. The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Target Date Funds and Target Risk Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the Equity Funds, Parametric may also from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as exchange listed equity index futures contracts (e.g., S&P 500® Index, MSCI EAFE Index, etc.), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, Parametric may use short positions in derivative instruments, such as futures contracts, as well as short U.S. Treasury securities, within the Bond Funds for the purpose of reducing market exposure in anticipation of liquidity needs. For the Strategic Alternatives Fund and Defensive Market Strategies Fund, Parametric may invest in long and short positions in exchange listed equity futures contracts (e.g., S&P 500® Index) and U.S. Treasury futures contracts and exchange listed equity index futures contracts (e.g., S&P 500® Index), respectively, to gain market exposure on cash balances, to reduce market exposure in anticipation of liquidity needs or to manage risk relative to the corresponding broad-based benchmark of the Fund.
Statement of Additional Information	59

The Adviser and the Trust have also entered into a Sub-Advisory Agreement with Parametric on behalf of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund. Under this Sub-Advisory Agreement, Parametric may be responsible for implementing temporary investment portfolios designed to ensure that a Fund maintains its desired risk exposure. A completion portfolio may be employed, for example, if a Sub-Adviser exhibits style drift, thereby causing a Fund’s risk/return profile and style orientation to be inconsistent with the Fund’s stated objective. In such a situation, the Adviser may direct Parametric to apply the appropriate completion portfolio to restore the Fund to its desired portfolio alignment.
In addition, the Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage each Select Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Adviser, to make day-to-day investment decisions for the Select Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Select Funds in accordance with each Select Fund’s investment objectives and policies. The Adviser allocates the portion of each Select Fund’s assets for which a Sub-Adviser will make investment decisions. The Adviser may make reallocations at any time in its discretion. The Adviser may, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds or ETFs for a Fund in order to manage that Fund’s risk.
Advisory Fees. Under the Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund’s average net assets. For Funds with more than one share class, the fee is allocated daily to each share class based on the proportionate net assets of each share class in relation to the net assets of the Fund as a whole.
For the past three fiscal years ended December 31, advisory fees paid to the Adviser and the aggregate advisory fees paid to the Sub-Advisers were as follows:
	2019		2018		2017
Fund	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers
MyDestination 2015	$ 643,375	$ 0	$ 635,273	$ 0	$ 586,015	$ 2,024
MyDestination 2025	1,286,951	0	1,150,409	0	986,548	3,784
MyDestination 2035	811,586	0	695,239	0	565,277	2,641
MyDestination 2045	611,727	0	529,019	0	422,133	1,951
MyDestination 2055	183,330	0	138,299	0	89,218	376
Conservative Allocation	514,103	0	515,118	0	488,459	2,037
Balanced Allocation	1,557,451	0	1,578,153	0	1,556,485	7,057
Growth Allocation	1,191,220	0	1,228,747	0	1,178,613	5,937
Aggressive Allocation	1,015,377	0	1,051,158	0	971,521	4,206
Money Market	959,790	548,459	824,387	518,781	891,444	645,764
Low-Duration Bond	1,054,390	1,786,436	1,023,745	1,778,205	1,028,798	1,767,518
Medium-Duration Bond	2,142,517	3,133,306	1,970,655	2,912,869	1,502,868	2,275,928
Extended-Duration Bond	607,792	521,464	580,636	528,929	602,647	542,432
Global Bond	1,409,071	1,245,726	1,359,670	1,251,484	1,191,039	1,167,317
Strategic Alternatives(1)	1,575,015	1,849,807	1,531,886	1,811,122	483,827	555,286
Defensive Market Strategies	3,796,703	3,250,241	3,413,559	2,986,573	2,991,173	2,649,518
Equity Index	1,509,002	148,602	968,332	115,313	686,017	102,335
Global Real Estate Securities	739,149	933,897	680,960	872,354	696,440	925,226
Value Equity	3,797,199	2,862,848	4,672,749	2,933,666	4,556,608	2,917,799
Growth Equity	5,230,460	5,377,397	5,767,732	6,026,519	5,130,742	5,613,366
Small Cap Equity	1,864,025	3,393,511	1,887,784	3,414,656	1,786,534	3,221,374
International Equity Index	634,835	82,513	299,004	44,396	157,147	27,020
International Equity	4,015,656	5,280,680	4,932,354	5,883,764	4,849,704	5,819,972
60	GuideStone Funds

	2019		2018		2017
Fund	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers
Emerging Markets Equity	1,572,711	2,574,933	1,565,001	2,886,607	1,380,181	2,921,584
(1)	Inception date was June 30, 2017.
The Adviser has agreed to pay, waive or assume expenses for certain Funds, which exceed, in the aggregate, a specified annual percentage rate of the average daily net assets of the Fund’s Institutional Class and/or Investor Class (the “Expense Limitation”), which are set forth in the Prospectus for the Fund. For each Target Date Fund, the Expense Limitation, which will remain in place until April 30, 2021, applies to the operating expenses of each Fund, excluding extraordinary expenses. For the applicable Select Funds, as set forth in the Prospectus, the Expense Limitation applies to direct Fund operating expenses only (without regard to any expense reductions through the use of directed brokerage) and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses in connection with the short sales of securities and will remain in place until April 30, 2021.
The shareholder servicing agent and/or the Adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser. There is no guarantee that the Money Market Fund will maintain a positive yield.
For the fiscal years ended December 31, the Adviser waived fees and reimbursed expenses as follows:
	2019		2018		2017
Fund	Fees Waived(1)	Expenses Reimbursed	Fees Waived(1)	Expenses Reimbursed	Fees Waived(1)	Expenses Reimbursed
MyDestination 2015	$442,188	$ —	$129,495	$ —	$ 53,852	$ —
MyDestination 2025	459,693	—	174,630	—	36,942	—
MyDestination 2035	—	61,692	53,379	—	45,219	—
MyDestination 2045	—	92,273	32,865	—	74,894	—
MyDestination 2055	62,544	—	117,152	—	141,738	—
Conservative Allocation	—	—	—	—	28,966	—
Balanced Allocation	—	—	—	—	97,975	—
Growth Allocation	—	—	—	—	56,113	—
Aggressive Allocation	—	—	—	—	1,981	—
Money Market	—	—	—	—	—	—
Low-Duration Bond	—	—	48,549	—	78,547	—
Medium-Duration Bond	—	—	174,019	—	177,676	—
Extended-Duration Bond	—	—	13,762	—	16,292	—
Global Bond	—	—	86,418	—	83,849	—
Strategic Alternatives(2)	—	—	41,229	—	19,136	—
Defensive Market Strategies	—	—	87,105	—	80,131	—
Equity Index	—	—	95,755	—	62,723	—
Global Real Estate Securities	—	—	10,443	—	10,005	—
Value Equity	—	—	82,469	—	104,828	—
Growth Equity	—	—	150,962	—	140,458	—
Small Cap Equity	—	—	52,846	—	56,645	—
International Equity Index	79,832	—	—	—	—	97,614
International Equity	—	—	176,471	—	145,961	—
Emerging Markets Equity	—	217,789	—	352,608	92,549	—
Statement of Additional Information	61

(1)	Also includes Shareholder Service Fee waivers.
(2)	Inception date was June 30, 2017.
Certain Funds have agreed to reimburse the Adviser the amount of any such waivers or reimbursement in the future, provided that the waivers or reimbursements are repaid within three years of the waivers or reimbursements being made and the amount of reimbursement does not cause the Fund to exceed its expense limitation at the time of the waiver or reimbursement or the Fund’s expense limitation at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense limitation and the Adviser has recouped any eligible previous waivers or reimbursements made, the Fund will be charged such lower expenses. Waivers or reimbursements will increase returns and yield, and repayment of waivers or reimbursements will decrease returns and yield.
From time to time, the Adviser may enter into a Sub-Advisory Agreement with a Sub-Adviser that manages multiple Funds in the Trust’s complex. In certain cases where the advisory fee schedule under the Sub-Advisory Agreement includes breakpoints that reduce the fee as assets increase, the net assets of the other Funds advised by the Sub-Adviser may be aggregated for purposes of calculating the fee payable under the Sub-Advisory Agreement.
From time to time, a Sub-Adviser may waive a portion of its fees and/or pay expenses of one or more of the Funds out of the Sub-Adviser’s own assets.
The Select Funds have been granted an order by the SEC that permits the Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the applicable Select Fund will be notified of such a change within 90 days. Changes in a Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance.
The Adviser reviews the Sub-Advisers’ performance, allocates assets of each Select Fund among them and makes recommendations to the Board of Trustees regarding changes to the Sub-Advisers selected. To the extent that the Adviser re-allocates a Select Fund’s assets to an existing Sub-Adviser that charges a higher sub-advisory fee, the Select Fund may be subject to increased sub-advisory fees and, therefore, a higher overall management fee.
The Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Equity Funds. The amount of operating expenses paid through such brokerage service arrangements for the fiscal year ended December 31, 2019 were as follows:
Fund	Expenses Paid Through Brokerage Service Arrangements
Global Real Estate Securities	$22,894
Value Equity	15,665
Growth Equity	20,700
Small Cap Equity	45,109
Emerging Markets Equity	924
Securities Lending Activities. The Northern Trust Company serves as the securities lending agent for the Select Funds and in that role administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and The Northern Trust Company.
During the last fiscal year, The Northern Trust Company selected securities to be loaned; located borrowers; monitored loan opportunities for each participating Fund; negotiated the terms of the loans with borrowers; monitored the value of the securities on loan and the value of the corresponding collateral; invested cash collateral in accordance with the Trust’s instructions; maintained custody of non-cash collateral; communicated
62	GuideStone Funds

with borrowers regarding daily marking to market the collateral; arranged for the return of the loaned securities and collateral upon the termination of the loan; managed entitlements; posted earned revenue and expenses; and performed recordkeeping and accounting services.
Statement of Additional Information	63

The table below sets forth, for the fiscal year ended December 31, 2019, each Select Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by a Fund for securities lending activities and the net income earned by a Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.
Fund	Gross Income	Fees and/or Compensation*				Aggregate Fees / Compensation	Net Income
		Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Any Cash Collateral Management Service	Rebate (Paid to Borrower)**	Other Fees Not Included in Revenue Split (Specify)
Money Market	—	—	—	—	—	—	—
Low-Duration Bond	$208,374	$15,685	—	$ 103,759	—	$119,445	$ 88,929
Medium-Duration Bond	273,020	19,968	—	139,775	—	159,742	113,278
Extended-Duration Bond	61,983	5,381	—	26,079	—	31,460	30,523
Global Bond	391,123	30,544	—	187,390	—	217,934	173,189
Strategic Alternatives	—	—	—	—	—	—	—
Defensive Market Strategies	653,381	41,743	—	373,951	—	415,694	237,687
Equity Index	265,011	36,995	—	18,263	—	55,258	209,753
Global Real Estate Securities	71,994	6,577	—	28,118	—	34,696	37,298
Value Equity	144,902	18,317	—	22,632	—	40,949	103,953
Growth Equity	418,342	58,056	—	31,237	—	89,293	329,049
Small Cap Equity	437,645	52,774	—	85,056	—	137,830	299,815
International Equity Index	277,547	36,495	—	34,171	—	70,665	206,882
International Equity	389,814	60,396	—	(12,852)	—	47,544	342,270
Emerging Markets Equity	98,997	10,873	—	26,447	—	37,319	61,678
*	The Funds do not pay any administrative, indemnification or any other fees that are not included in the revenue split.
**	A negative rebate increases earnings and decreases fees due to securities on loan that have high demand and borrowers that are willing to pay additional fees to borrow.
64	GuideStone Funds

Control Persons of Sub-Advisers: The following is a description of parties who control the Sub-Advisers.
Money Market Fund:
BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809: BA is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $7.4 trillion in assets under management as of December 31, 2019. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is, as of December 31, 2019: The PNC Financial Services Group (“PNC”) owns approximately 22.4% and institutional investors, employees and the public own approximately 77.6%. The approximate breakdown for voting BlackRock common stock is: PNC owns 22.0% and institutional investors, employees and the public own 78.0%.
Low-Duration Bond Fund:
BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055: BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $7.4 trillion in assets under management as of December 31, 2019. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is, as of December 31, 2019: The PNC Financial Services Group (“PNC”) owns approximately 22.4% and institutional investors, employees and the public own approximately 77.6%. The approximate breakdown for voting BlackRock common stock is: PNC owns 22.0% and institutional investors, employees and the public own 78.0%.
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92260: PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Payden & Rygel, 333 South Grand Avenue, 39th Floor, Los Angeles, California 90071: Payden & Rygel is a privately held California corporation with 30 individual shareholders, all of whom are active in the firm’s business. Joan Payden, CFA, President and Chief Executive Officer, owns more than 50% but less than 75% of the outstanding voting securities of Payden & Rygel. Brian Matthews, CFA, James Sarni, CFA, Mary Beth Syal, CFA and Scott Weiner each own more than 5% but less than 10% of the outstanding voting securities of Payden & Rygel, and the remaining 25 shareholders each own less than 5% of the shares.
Medium-Duration Bond Fund:
Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. Founded in 1869, The Goldman Sachs Group, Inc is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm.
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92260: PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz
Statement of Additional Information	65

Asset Management of America LLC and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Western Asset Management Company, LLC (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101: WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.
Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom: WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.
Extended-Duration Bond Fund:
Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, Boston, Massachusetts 02111: Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis LP”). Natixis LP is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Schroder Investment Management North America Inc. (“SIMNA Inc.”), 7 Bryant Park, New York, New York 10018: SIMNA Inc. is an indirect wholly-owned subsidiary of Schroders plc, a London Stock Exchange listed global asset management company with approximately $123.3 billion in assets under management as of December 31, 2019. As of December 31, 2019, members of the Schroder family beneficially held 47.9% of the Schroders plc. voting equity in various nominee accounts and personal holdings. Schroders plc has been in business since 1804.
Schroder Investment Management North America Limited (“SIMNA Ltd”), 1 London Wall Place, London EC2Y 5AU, United Kingdom: SIMNA Ltd is an indirect wholly-owned subsidiary of Schroders plc, a London Stock Exchange listed global asset management company with approximately $51.1 billion in assets under management as of December 31, 2019. As of December 31, 2019, members of the Schroder family beneficially held 47.9% of the Schroders plc. voting equity in various nominee accounts and personal holdings. Schroders plc has been in business since 1804.
Global Bond Fund:
Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, Boston, Massachusetts 02111: Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis LP”). Natixis LP is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous
66	GuideStone Funds

and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas, New York, New York 10104: Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees.
Western Asset Management Company, LLC (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101: WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.
Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom: WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.
Strategic Alternatives Fund:
Allianz Global Investors U.S. LLC (“Allianz”), 1633 Broadway, New York, New York 10019: Allianz is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”). AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management GmbH, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management GmbH, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company.
Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. Founded in 1869, The Goldman Sachs Group, Inc is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm.
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas, New York, New York 10104: Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly-owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Statement of Additional Information	67

Weiss Multi-Strategy Advisers LLC (“Weiss”), 320 Park Avenue, 20th Floor, New York, New York 10022: Weiss is majority-owned by GWA, LLC, a Connecticut limited liability company. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of Weiss’ employees also own minority interests in GWA, LLC.
Defensive Market Strategies Fund:
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century is a wholly-owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is a privately held corporation, 100% owned by Mark Shenkman and the Shenkman family, current and former team members and one outside director (and/or trusts established by them). Mark R. Shenkman, President and Co-Chief Investment Officer, is the controlling shareholder.
Equity Index Fund:
Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA, a Delaware corporation, is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.
Global Real Estate Securities Fund:
DWS Alternatives Global Limited, (“DWS Global”) The Willis Building, 30 Fenchurch Avenue, London, EC3M 5AD, United Kingdom: DWS Global is an indirect subsidiary of DWS Group GmbH & Co. KGaA (“DWS KGaA”), a German partnership limited by shares. DWS KGaA is a separate publicly listed financial services firm but is an indirect majority-owned subsidiary of Deutsche Bank AG, a publicly listed banking corporation organized under the laws of Germany.
DWS Investments Australia Limited (“DIAL”), Deutsche Bank Place, Level 16, 126 Phillip Street, Sydney, NSW 2000, Australia: DIAL is an indirect subsidiary of DWS KGaA, a German partnership limited by shares. DWS KGaA is a separate publicly listed financial services firm but is an indirect majority-owned subsidiary of Deutsche Bank AG, a publicly listed banking corporation organized under the laws of Germany.
Heitman International Real Estate Securities HK Limited (“HIRES HK”), 10/F LHT Tower, 31 Queen’s Road, Central, Hong Kong: HIRES HK is an SEC-registered investment adviser that has been in business since 2012. The firm is a wholly-owned subsidiary of Heitman LLC, which is 100% owned indirectly by certain of the firm’s senior officers through two Delaware limited liability companies, KE I LLC (99.5%) and KE 2 LLC (0.05%).
68	GuideStone Funds

Heitman Real Estate Securities LLC (“HRES”), 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606: HRES is an SEC-registered investment adviser that has been in business since 1989. The firm is a wholly-owned subsidiary of Heitman LLC, which is 100% owned indirectly by certain of the firm’s senior officers through two Delaware limited liability companies, KE I LLC (99.5%) and KE 2 LLC (0.05%).
RREEF America L.L.C. (“RREEF”), DWS, 222 South Riverside Plaza, Floor 34, Chicago, Illinois 60606: RREEF is an indirect subsidiary of DWS KGaA, a German partnership limited by shares. DWS KGaA is a separate publicly listed financial services firm but is an indirect majority-owned subsidiary of Deutsche Bank AG, a publicly listed banking corporation organized under the laws of Germany.
Value Equity Fund:
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century is a wholly-owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS is a subsidiary of BrightSphere Investment Group Inc., a NYSE listed company.
Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA, a Delaware corporation, is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.
The London Company of Virginia, LLC (“London Company”), 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226: The London Company is an independent, majority employee-owned registered investment adviser founded in 1994. Stephen M. Goddard, CFA®, is the majority owner of the firm, and LPC London, LP, an affiliate of Lincoln Peak Capital, owns a minority (non-controlling) equity investment in the London Company. Lincoln Peak Capital is a private investment firm that specializes in partnering with investment management firms to help preserve their independence and facilitate equity transitions within a firm to key next generation management members.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
TCW Investment Management Company LLC (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020: TCW is a wholly owned subsidiary of The TCW Group, Inc., a Nevada Corporation (“TCW Group”). In February 2013, TCW management and private investment funds affiliated with acquired The Carlyle Group, LP (together with such affiliated, “Carlyle”), a global alternative asset manager, acquired TCW Group. On December 27, 2017, Nippon Life Insurance Company acquired a 24.75% minority stake in TCW Group from Carlyle. As a result of the transaction, TCW management and employees increased their ownership in the firm to 44.07%, and Carlyle maintains a 31.18% interest in TCW Group.
Growth Equity Fund:
Brown Advisory, LLC (“Brown Advisory”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231: Brown Advisory is an independent, registered investment advisory firm. Brown Advisory is a wholly-owned subsidiary of Brown Advisory Management, LLC (“BAM”). Brown Advisory’s controlling entity is Brown Advisory Incorporated (“BAI”), which is organized as a Maryland C corporation and serves as the firm’s parent company. BAI is the managing member of BAM.
Statement of Additional Information	69

ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018: ClearBridge is a global active equity manager with a legacy of over 50 years in the asset management business. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason is a global asset management company.
Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, Boston, Massachusetts 02111: Loomis is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis LP”). Natixis LP is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Sands Capital Management, LLC (“Sands”), 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209: Sands is a registered investment adviser founded in 1992. Sands is an independently owned limited liability company headquartered in Arlington, Virginia.
Small Cap Equity Fund:
Delaware Investments Fund Advisers (“DIFA”), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania, 19103: DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia headquartered global provider of banking, financial, advisory, investment and funds management services. Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), 100 Campus Drive, 2nd Floor West, Florham Park, New Jersey, 07932: Jacobs Levy is equally owned and controlled by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036: TSCM is a registered investment advisory firm organized in November 2004 in strategic partnership with Affiliated Managers Group, Inc. TSCM was formed to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc. TSCM is an investment management firm focused on meeting the needs of all clients.
International Equity Index Fund:
Legal & General Investment Management America, Inc. (“LGIMA”), 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606: LGIMA, a Delaware corporation, is a wholly-owned subsidiary of Legal & General Investment Management United States (Holdings), Inc. and is registered under the Investment Advisors Act of 1940, as amended.
70	GuideStone Funds

International Equity Fund:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.
Harris Associates L.P. (“Harris”), 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319: Harris is a limited partnership with its general partner, Harris Associates, Inc. (“HAI”), whose directors are Beverly Bearden, Anthony P. Coniaris, Kevin G. Grant, David Giunta, David G. Herro, Jean Raby and Kristi L. Rowsell. Ms. Rowsell is the president of HAI. Harris and HAI are indirect subsidiaries of Natixis Investment Managers, L.P. Natixis Investment Managers, L.P. is a limited partnership that owns investment management and distribution and service entities. Natixis Investment Managers, L.P. is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
MFS Institutional Advisors, Inc. (“MFSI”), 111 Huntington Avenue, Boston, Massachusetts 02199: MFSI is a U.S.-based investment adviser and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom: Mondrian is 100% owned by approximately 100 of its senior employees, including the majority of investment professionals, senior client service officers and senior operations personnel through Atlantic Value Investment Partnership L.P.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651: WCM is independently controlled entirely by its employees. Its two co-CEOs, Paul R. Black and Kurt R. Winrich, CFA, each own more than 25% of WCM.
Emerging Markets Equity Fund:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.
Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. Founded in
Statement of Additional Information	71

1869, The Goldman Sachs Group, Inc is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm.
RBC Global Asset Management (UK) Limited (“RBC GAM UK”), 77 Grosvenor Street, London, W1K 3JR, United Kingdom: RBC GAM UK is a wholly owned direct subsidiary of Royal Bank of Canada Holdings (U.K.) Limited, a company formed in the United Kingdom and which is a wholly owned subsidiary of the Royal Bank of Canada (“RBC”). RBC is publicly held and traded on the New York Stock Exchange and Toronto Stock Exchange.
Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210: Wellington is a registered investment adviser and owned by partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
All Funds (except Money Market Fund) — Cash Overlay Program:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly-owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Fund Expenses. Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares. Each Target Date Fund and Target Risk Fund also bears its proportionate share of the operating expenses of the underlying mutual funds in which it holds shares. In addition, the Funds may allocate transfer agency and certain other expenses by Class.
72	GuideStone Funds

Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for day-to-day management of the Funds for the fiscal year ended December 31, 2019.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Allianz Global Investors U.S. LLC*	1	$ 1,553	4	$ 1,950	8	$ 3,393	N/A	N/A	N/A	N/A	N/A	N/A
James Dudnick, CFA
Steven Gish, CFA
American Century Investment Management, Inc.
Phillip N. Davidson, CFA	5	$ 13,587	2	$ 1,878	2	$ 830	N/A	N/A	N/A	N/A	N/A	N/A
Michael Liss, CFA, CPA	18	$ 29,876	5	$ 2,833	4	$ 915	N/A	N/A	N/A	N/A	N/A	N/A
Philip Sundell, CFA	9	$ 7,121	2	$ 942	2	$ 3	N/A	N/A	N/A	N/A	N/A	N/A
Kevin Toney, CFA	18	$ 29,876	5	$ 2,833	4	$ 915	N/A	N/A	N/A	N/A	N/A	N/A
Brian Woglom, CFA	23	$ 32,854	6	$ 3,751	5	$ 916	N/A	N/A	N/A	N/A	N/A	N/A
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	11	$ 11,412	13	$ 7,131	13	$ 4,827	2	$ 188	10	$ 4,919	4	$ 1,810
Clifford S. Asness, Ph.D.	27	$ 16,106	35	$ 16,750	59	$ 29,546	N/A	N/A	33	$15,087	22	$ 9,334
Andrea Frazzini, Ph.D.	27	$ 18,782	20	$ 10,318	30	$ 15,675	2	$ 188	17	$ 8,106	7	$ 2,014
Ronen Israel	27	$ 12,502	51	$ 21,013	49	$ 25,402	N/A	N/A	46	$18,585	17	$ 7,838
Michael Katz, Ph.D.	8	$ 3,521	17	$ 7,746	3	$ 1,391	N/A	N/A	16	$ 7,668	2	$ 394
John M. Liew, Ph.D.	16	$ 8,796	25	$ 11,352	29	$ 14,072	N/A	N/A	24	$ 9,911	10	$ 6,108
Lars N. Nielsen	28	$ 12,656	51	$ 21,013	49	$ 25,402	N/A	N/A	46	$18,585	17	$ 7,838
Statement of Additional Information	73

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Barrow, Hanley, Mewhinney & Strauss, LLC
David W. Ganucheau, CFA	1	$ 366	1	$ 268	23	$ 2,171	1	$ 33	N/A	N/A	N/A	N/A
Mark Giambrone	7	$ 4,194	1	$ 284	41	$ 6,443	1	$ 33	N/A	N/A	1	$ 47
Cory Martin	1	$ 366	1	$ 268	11	$ 1,001	1	$ 33	N/A	N/A	N/A	N/A
Lewis Ropp	4	$ 1,348	1	$ 142	51	$ 5,491	N/A	N/A	N/A	N/A	1	$ 351
BlackRock Financial Management, Inc.
Scott MacLellan, CFA	12	$ 17,850	12	$ 4,210	131	$ 53,320	N/A	N/A	N/A	N/A	124	$44,090
Thomas F. Musmanno, CFA	12	$ 17,850	12	$ 4,210	133	$ 43,690	N/A	N/A	N/A	N/A	123	$37,690
Brown Advisory, LLC
Kenneth M. Stuzin, CFA	5	$ 8,671	2	$ 1,490	476	$ 4,551	N/A	N/A	N/A	N/A	3	$ 349
ClearBridge Investments, LLC*	11	$ 19,564	5	$ 3,547	80,407	$ 26,936	N/A	N/A	N/A	N/A	1	$ 239
Peter Bourbeau
Margaret Vitrano
Delaware Investments Fund Advisers*	4	$ 6,520	1	$ 10	19	$ 1,270	N/A	N/A	N/A	N/A	N/A	N/A
Christopher S. Adams, CFA
Francis X. Morris
Michael S. Morris, CFA
Donald G. Padilla, CFA
David E. Reidinger
74	GuideStone Funds

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Goldman Sachs Asset Management, L.P.
Hiren Dasani, CFA	3	$ 2,020	7	$ 5,241	7	$ 1,027	N/A	N/A	N/A	N/A	N/A	N/A
Jonathon Orr, CFA	4	$ 1,862	50	$ 7,560	2,591	$ 12,802	N/A	N/A	3	$ 1,101	9	$ 4,814
Ashish Shah	62	$299,027	438	$276,903	29,085	$459,577	N/A	N/A	3	$ 1,101	46	$19,729
Michael Swell	62	$299,027	438	$276,903	29,085	$459,577	N/A	N/A	3	$ 1,101	46	$19,729
Basak Yavuz, CFA	3	$ 2,020	6	$ 3,339	5	$ 776	N/A	N/A	N/A	N/A	N/A	N/A
GuideStone Capital Management, LLC*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tim Bray, CFA, CAIA, CDDA
Matt L. Peden, CFA
Brandon Pizzurro, CFP®
Harris Associates L.P.
David G. Herro, CFA	13	$ 44,283	32	$ 16,555	41	$ 12,334	N/A	N/A	3	$ 824	1	$ 146
Michael L. Manelli, CFA	10	$ 40,440	18	$ 11,127	22	$ 5,549	N/A	N/A	3	$ 824	1	$ 146
Statement of Additional Information	75

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited
Jerry Ehlinger, CFA	3	$ 274	18	$ 3,398	18	$ 2,457	N/A	N/A	N/A	N/A	2	$ 203
Karena Fung	N/A	N/A	10	$ 910	5	$ 491	N/A	N/A	N/A	N/A	N/A	N/A
Charles Harbin, CFA	3	$ 274	18	$ 3,398	18	$ 2,457	N/A	N/A	N/A	N/A	2	$ 203
Jason Lai, CFA	N/A	N/A	10	$ 910	5	$ 491	N/A	N/A	N/A	N/A	N/A	N/A
Jacques Perdrix	N/A	N/A	11	$ 904	5	$ 434	N/A	N/A	N/A	N/A	N/A	N/A
Mathew Spencer	3	$ 274	18	$ 3,398	18	$ 2,457	N/A	N/A	N/A	N/A	2	$ 203
Andreas Welter	N/A	N/A	11	$ 904	5	$ 434	N/A	N/A	N/A	N/A	N/A	N/A
John White	N/A	N/A	10	$ 910	5	$ 491	N/A	N/A	N/A	N/A	N/A	N/A
Jeffrey Yurk, CFA	3	$ 274	18	$ 3,398	18	$ 2,457	N/A	N/A	N/A	N/A	2	$ 203
Jacobs Levy Equity Management, Inc.*	11	$ 3,163	19	$ 2,453	99	$ 7,363	N/A	N/A	1	$ 111	8	$ 2,210
Bruce I. Jacobs, Ph.D.
Kenneth N. Levy, CFA
76	GuideStone Funds

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Legal & General Investment Management America, Inc.*	N/A	N/A	262	$ 24,878	23	$ 68,994	N/A	N/A	N/A	N/A	N/A	N/A
Brooke Adams
Aodhagán Byrne, CFA
Joe LaPorta
Drew Miyawaki
Shaun Murphy, CFA
Michael O’Connor
Craig Parker, CFA
Taylor Williams
The London Company of Virginia, LLC
J. Brian Campbell, CFA	5	$ 3,639	N/A	N/A	549	$ 6,701	N/A	N/A	N/A	N/A	N/A	N/A
Mark E. DeVaul, CFA, CPA	5	$ 3,639	N/A	N/A	549	$ 6,701	N/A	N/A	N/A	N/A	N/A	N/A
Stephen M. Goddard, CFA	5	$ 3,639	N/A	N/A	549	$ 6,701	N/A	N/A	N/A	N/A	2	$ 7
Samuel D. Hutchings, CFA	5	$ 3,639	N/A	N/A	549	$ 6,701	N/A	N/A	N/A	N/A	N/A	N/A
Jonathan T. Moody, CFA	5	$ 3,639	N/A	N/A	549	$ 6,701	N/A	N/A	N/A	N/A	N/A	N/A
Statement of Additional Information	77

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Loomis, Sayles & Company, L.P.
Matthew J. Eagan, CFA	17	$ 31,177	34	$ 11,879	134	$ 22,682	N/A	N/A	N/A	N/A	3	$ 448
Daniel J. Fuss, CFA, CIC	12	$ 24,149	11	$ 2,153	117	$ 18,340	N/A	N/A	N/A	N/A	3	$ 448
Aziz Hamzaogullari	31	$ 27,554	25	$ 9,768	135	$ 23,198	N/A	N/A	2	$ 777	N/A	N/A
Brian P. Kennedy	10	$ 28,699	17	$ 8,971	123	$ 18,650	N/A	N/A	N/A	N/A	3	$ 448
Elaine M. Stokes	12	$ 29,296	30	$ 9,773	142	$ 21,986	N/A	N/A	N/A	N/A	3	$ 448
MFS Institutional Advisors, Inc.*	7	$ 14,122	5	$ 2,487	23	$ 6,480	N/A	N/A	N/A	N/A	N/A	N/A
Filipe Benzinho
Daniel Ling
Mondrian Investment Partners Ltd.
Nigel Bliss	5	$ 5,024	2	$ 5,075	10	$ 5,673	N/A	N/A	N/A	N/A	N/A	N/A
Christopher Davis, CFA	N/A	N/A	3	$ 911	21	$ 4,567	N/A	N/A	N/A	N/A	N/A	N/A
Elizabeth Desmond, CFA	5	$ 5,024	2	$ 5,075	6	$ 3,934	N/A	N/A	N/A	N/A	N/A	N/A
Steven Dutaut, CFA	2	$ 2,874	2	$ 5,075	17	$ 9,603	N/A	N/A	N/A	N/A	N/A	N/A
Alex Simcox, CFA	2	$ 3,587	2	$ 5,075	19	$ 8,747	N/A	N/A	N/A	N/A	N/A	N/A
78	GuideStone Funds

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Neuberger Berman Investment Advisers LLC
Ashok K. Bhatia, CFA	11	$ 3,403	28	$ 4,601	32	$ 4,095	N/A	N/A	1	$ 1,855	N/A	N/A
David M. Brown, CFA	13	$ 6,015	69	$ 24,729	103	$ 32,484	N/A	N/A	2	$ 2,029	15	$ 544
Adam Grotzinger, CFA	5	$ 140	1	$ 190	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jon Jonsson	3	$ 56	27	$ 3,010	28	$ 2,163	N/A	N/A	1	$ 174	1	$ 44
Ugo Lancioni	4	$ 546	18	$ 566	26	$ 1,342	N/A	N/A	1	$ 174	16	$ 443
Thomas A. Sontag	7	$ 2,307	11	$ 646	113	$ 6,272	N/A	N/A	N/A	N/A	N/A	N/A
Brad C. Tank	13	$ 6,015	29	$ 4,736	44	$ 4,361	N/A	N/A	2	$ 1,855	12	$ 399
Pacific Investment Management Company LLC
Scott A. Mather	20	$ 75,374	10	$ 17,539	36	$ 26,816	N/A	N/A	N/A	N/A	1	$ 1,959
Jerome Schneider	21	$105,519	15	$ 11,509	95	$ 41,535	N/A	N/A	N/A	N/A	5	$ 2,385
Parametric Portfolio Associates LLC
Paul Bouchey, CFA	18	$ 13,493	7	$ 2,589	40,624	$133,589	N/A	N/A	N/A	N/A	N/A	N/A
Richard Fong, CFA	5	$ 306	N/A	N/A	112	$ 34,713	N/A	N/A	N/A	N/A	N/A	N/A
Justin Henne, CFA	17	$ 1,222	N/A	N/A	478	$ 67,166	N/A	N/A	N/A	N/A	N/A	N/A
Perry Li, CFA, FRM	4	N/A	5	$ 8,847	41	$ 5,280	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Seto	39	$ 15,191	10	$ 2,497	40,744	$134,476	N/A	N/A	N/A	N/A	N/A	N/A
Jay Strohmaier, CFA	5	$ 8,847	5	$ 8,847	41	$ 5,280	N/A	N/A	N/A	N/A	N/A	N/A
Michael Zaslavsky, CFA	4	N/A	5	$ 8,847	41	$ 5,280	N/A	N/A	N/A	N/A	N/A	N/A
Statement of Additional Information	79

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Payden & Rygel
Brian Matthews, CFA	2	$ 878	13	$ 9,182	14	$ 1,808	N/A	N/A	N/A	N/A	N/A	N/A
Mary Beth Syal, CFA	5	$ 2,361	14	$ 6,299	123	$ 36,423	N/A	N/A	N/A	N/A	N/A	N/A
RBC Global Asset Management (UK) Limited
Philippe Langham, ACA	3	$ 1,811	9	$ 8,210	7	$ 941	N/A	N/A	N/A	N/A	N/A	N/A
RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited
John Hammond	2	$ 674	13	$ 2,030	13	$ 1,300	N/A	N/A	2	$ 119	N/A	N/A
Chris Robinson	2	$ 674	16	$ 2,612	10	$ 1,213	N/A	N/A	2	$ 119	N/A	N/A
Robert Thomas	6	$ 2,942	17	$ 2,619	10	$ 1,190	N/A	N/A	2	$ 119	N/A	N/A
David W. Zonavetch, CPA	6	$ 2,942	17	$ 2,619	10	$ 1,190	N/A	N/A	2	$ 119	N/A	N/A
Sands Capital Management, LLC
Wesley Johnston, CFA	3	$ 3,848	9	$ 1,245	339	$ 13,544	1	$1,704	N/A	N/A	9	$ 1,084
Frank M. Sands, CFA	4	$ 3,896	10	$ 1,441	356	$ 14,022	1	$1,704	N/A	N/A	18	$ 1,198
A. Michael Sramek, CFA	4	$ 3,896	10	$ 1,441	356	$ 14,022	1	$1,704	N/A	N/A	18	$ 1,198
Thomas H. Trentman, CFA	3	$ 3,848	9	$ 1,245	343	$ 14,118	1	$1,704	N/A	N/A	9	$ 1,084
80	GuideStone Funds

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited
Julio C. Bonilla, CFA	7	$ 1,085	5	$ 1,548	123	$ 14,489	N/A	N/A	N/A	N/A	4	$ 379
Andrew B.J. Chorlton, CFA	7	$ 1,085	5	$ 1,548	123	$ 14,489	N/A	N/A	N/A	N/A	4	$ 379
Lisa Hornby, CFA	7	$ 1,085	5	$ 1,548	123	$ 14,489	N/A	N/A	N/A	N/A	4	$ 379
Richard A. Rezek Jr., CFA	7	$ 1,089	8	$ 3,104	153	$ 19,441	N/A	N/A	N/A	N/A	4	$ 379
Neil G. Sutherland, CFA	7	$ 1,085	5	$ 1,548	123	$ 14,489	N/A	N/A	N/A	N/A	4	$ 379
Shenkman Capital Management, Inc.
Jordan Barrow	3	$ 1,265	12	$ 2,897	148	$ 13,940	N/A	N/A	N/A	N/A	N/A	N/A
Raymond F. Condon	1	$ 151	5	$ 343	69	$ 308	N/A	N/A	N/A	N/A	N/A	N/A
Mark R. Shenkman	4	$ 1,503	32	$ 8,047	171	$ 17,784	N/A	N/A	16	$ 4,839	5	$ 325
Justin W. Slatky	4	$ 1,503	32	$ 8,047	171	$ 17,784	N/A	N/A	16	$ 4,839	5	$ 325
Thomas Whitley	1	$ 151	5	$ 343	69	$ 308	N/A	N/A	N/A	N/A	N/A	N/A
TCW Investment Management Company LLC
Diane Jaffee, CFA	3	$ 539	7	$ 785	39	$ 1,943	N/A	N/A	N/A	N/A	N/A	N/A
TimesSquare Capital Management, LLC
Grant Babyak	3	$ 2,413	10	$ 2,304	89	$ 6,665	N/A	N/A	N/A	N/A	4	$ 302
Kenneth Duca, CFA	1	$ 524	2	$ 1,294	31	$ 2,017	N/A	N/A	N/A	N/A	N/A	N/A
Statement of Additional Information	81

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
WCM Investment Management, LLC*	22	$ 18,268	23	$ 6,039	827	$ 20,885	N/A	N/A	N/A	N/A	8	$ 2,176
Paul R. Black
Peter J. Hunkel
Michael B. Trigg
Kurt R. Winrich, CFA
Weiss Multi-Strategy Advisers LLC
David Baker	2	$ 345	4	$ 1,036	4	$ 751	N/A	N/A	N/A	N/A	N/A	N/A
Wellington Management Company LLP
Vera M. Trojan, CFA	N/A	N/A	6	$ 1,623	5	$ 1,770	N/A	N/A	1	$ 575	1	$ 695
82	GuideStone Funds

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Western Asset Management Company, LLC and Western Asset Management Company Limited
John L. Bellows	17	$ 60,826	16	$ 12,097	179	$ 57,184	N/A	N/A	N/A	N/A	6	$ 4,013
Gordon S. Brown	2	$ 231	28	$ 6,197	51	$ 26,413	N/A	N/A	3	$ 338	5	$ 3,468
Michael C. Buchanan	31	$ 14,609	65	$ 21,479	154	$ 71,407	N/A	N/A	5	$ 822	7	$ 4,556
Ian R. Edmonds	2	$ 409	9	$ 1,762	3	$ 713	N/A	N/A	1	$ 93	1	$ 371
S. Kenneth Leech	94	$149,405	227	$ 80,978	627	$228,763	N/A	N/A	11	$ 2,200	21	$12,079
Chia-Liang Lian	12	$ 6,990	33	$ 6,914	55	$ 6,780	N/A	N/A	4	$ 538	1	$ 371
Mark S. Lindbloom	25	$ 71,041	19	$ 14,135	184	$ 58,788	N/A	N/A	N/A	N/A	8	$ 4,986
Frederick R. Marki	19	$ 63,022	20	$ 14,756	191	$ 65,592	N/A	N/A	N/A	N/A	9	$ 6,678
Annabel Rudebeck	5	$ 4,527	19	$ 4,057	18	$ 5,780	N/A	N/A	1	$ 93	3	$ 1,593
Julien A. Scholnick	15	$ 60,137	15	$ 12,007	171	$ 55,595	N/A	N/A	N/A	N/A	6	$ 4,013
*	The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.
Statement of Additional Information	83

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Select Funds’ investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.
By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.
Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.
Portfolio Manager Compensation:
Following is a description of the structure of and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2019.
Allianz Global Investors U.S. LLC (“Allianz”). Individual compensation is typically a function of individual, team and company performance and is also benchmarked against comparable market pay. The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.
The deferred component consists of a Long-Term Incentive Program Award (“LTIPA”), but for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”), which enables employees to invest in Allianz’s investment strategies.
•	The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz.
•	The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz’s funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.
84	GuideStone Funds

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings, respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives and the way behaviors reflect the firm’s core values of excellence, passion, integrity and respect.
American Century Investment Management, Inc. (“American Century”). American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described as follows, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.
Base salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (e.g., Russell 3000® Value Index for the Defensive Market Strategies Fund and Russell 1000® Value Index for the Value Equity Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Defensive Market Strategies Fund and the Value Equity Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark (e.g., the Russell 3000® Value Index for the Defensive Market Strategies Fund and Russell 1000® Value Index for the Value Equity Fund) and/or peer group). Performance of the Defensive Market Strategies Fund and the Value Equity Fund is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines, such as global growth equity, global value equity, disciplined equity, global fixed income and multi-asset strategies. Performance is measured for each product individually, as described previously, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature
Statement of Additional Information	85

is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
AQR Capital Management, LLC (“AQR”). The compensation for each of the portfolio managers that are a principal of AQR is in the form of distributions based on net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”). The compensation of BHMS’ investment professionals is tied to their overall contribution to the success of BHMS. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one- and three-year relative performance.
The final key component of compensation that is shared by the firm’s key employees, including portfolio managers and analysts, is interest in the firm’s equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a dividend, which is related to the performance of the entire firm.
BlackRock Financial Management, Inc. (“BFM”). BFM’s financial arrangements with its portfolio managers, competitive compensation and career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc. (“BlackRock”).
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the
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investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s chief investment officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/ or after-tax basis over various time periods including one-, three- and five-year periods, as applicable.
With respect to these portfolio managers, such benchmarks for the funds and other accounts include the following:
Portfolio Manager	Applicable Benchmarks
Scott MacLellan and Thomas Musmanno	A combination of market-based indexes (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indexes and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock stock awards are generally granted in the form of BlackRock restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock common stock. Messrs. MacLellan and Musmanno have deferred BlackRock stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans. BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3% to 5% of eligible compensation up to the IRS limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the
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purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, the firm’s affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of the firm’s affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or the firm’s affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of the firm’s affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. MacLellan and Musmanno may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. MacLellan and Musmanno may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Brown Advisory, LLC (“Brown Advisory”). In awarding compensation, Brown Advisory takes investment performance, teamwork and the overall profitability of the firm into consideration. The firm’s compensation structure is designed to create a highly collaborative investment process. Brown Advisory compensates portfolio managers using three components: (i) fixed base salary, (ii) cash bonus, and (iii) firm equity.
The bonus portion of a portfolio manager’s compensation takes into consideration a number of factors, including, but not limited to, performance, teamwork, the ability to grow and retain assets and the firm’s profitability. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to the relevant market index (e.g., Russell 1000® Growth Index) over trailing one-, three- and five-year time periods. Additionally, the firm takes into account the portfolio manager’s peer rankings over trailing one-, three- and five-year time periods. Brown Advisory also believes equity is a vital part of the compensation mix and awards equity to portfolio managers in order to align the firm’s interests with those of clients.
ClearBridge Investments, LLC (“ClearBridge”). All ClearBridge employees participate in a competitive compensation program that is designed to attract and retain outstanding talent and closely align the interests of the firm’s investment professionals with those of clients and overall firm results. The total compensation program
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includes a competitive base salary and a significant incentive component that rewards high performance standards, integrity and collaboration consistent with the firm’s values. A portion of annual bonuses is deferred into compensation plans that vest over the course of several years after the grant date. Deferrals are tied to portfolio performance, ClearBridge equity products and Legg Mason stock.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. Discretionary compensation can include:
•	Cash Incentive Award
•	ClearBridge’s Deferred Incentive Plan (“CDIP”) — A mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
•	Restricted Stock Deferral — A mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.
•	ClearBridge Management Equity Plan — A discretionary program offered to certain employees that enables participants to share in the long-term growth of the enterprise value of the firm. Employees are awarded units subject to vesting requirements.
A Clearbridge portfolio manager’s initial incentive award is based on his or her ongoing contribution to the firm’s investment and business results as well as externally measured competitive pay practices for the portfolio manager’s position and experience within the firm. Portfolio manager compensation is reviewed and modified each year, as appropriate, to reflect changes in the market and to ensure the continued alignment with the aforementioned goals.
Several factors are considered by ClearBridge senior management when determining discretionary compensation for portfolio managers. These include but are not limited to:
•	A portfolio manager’s compensation is linked to the investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund’s prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on three- and five-year performance.
•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Meeting/Co-Chief Investment Officer approach to generation of alpha.
•	Overall firm profitability and performance.
•	Amount and nature of assets managed by the portfolio manager.
•	Contributions for asset retention, gathering and client satisfaction.
•	Contribution to mentoring, coaching and/or supervising.
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•	Contribution and communication of investment ideas in ClearBridge’s investment meetings and on a day to day basis.
•	Market compensation survey research by independent third parties.
Delaware Investments Fund Advisers (“DIFA”). Each portfolio manager’s compensation consists of a combination of base salary, an incentive profit-share tied to performance and long-term equity. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three- and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indexes. Three- and five-year performance is weighted more heavily, and there is no objective award for a fund whose performance falls below the 50th percentile for a given period of time.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
•	Macquarie Investment Management Notional Investment Plan. A portion of a portfolio manager’s retained profit-share may be notionally exposed to the return of certain funds within Macquarie Investment Management pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
•	Macquarie Group Employee Retained Equity Plan (“MEREP”). A portion of a portfolio manager’s retained profit-share may be invested in the MEREP, which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie Group share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
In addition, portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Goldman Sachs Asset Management, L.P. (“GSAM”). Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary, variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance, including in consideration of certain qualitative factors such as risk management, judgment, compliance and conduct; the performance of GSAM and Goldman, Sachs & Co.; the team’s net revenues for the past year, which in part is derived from advisory fees and, for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms.
Portfolio managers are compensated, in part, for their delivery of investment performance, measured on a pre- or post-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of excess return over an applicable benchmark, peer group ranking, risk management and factors specific
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to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons. The benchmark for the Medium-Duration Bond Fund is the Bloomberg Barclays US Aggregate Bond Index; the benchmark for the Strategic Alternatives Fund is the ICE BofAML U.S. 3-Month Treasury Bill Index; and the benchmark for the Emerging Markets Equity Fund is the MSCI Emerging Markets Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation; and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place, including: (1) a 401(k) program that enables employees to direct a percentage of their salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
GuideStone Capital Management, LLC (“Adviser”). Portfolio managers of the Adviser are compensated for their services on behalf of the Adviser with a fixed base salary plus discretionary incentive compensation. With respect to portfolio management functions for the Funds and accounts managed or overseen by the Adviser, general consideration is given in the determination of incentive compensation to overall performance of these Funds and accounts in terms of both long-term and short-term performance results, with compensation primarily based on the Funds assigned to each individual portfolio manager. Factors included in the determination of base salary include the portfolio manager’s seniority, experience and extent of management responsibility. The Adviser and its parent are nonprofit entities, and there are no stock option or profit sharing plans. The absolute amount of base salary, incentive compensation and related benefits received by portfolio managers may also be determined, in whole or in part, as a result of service as officers or employees of affiliates of the Adviser, including GuideStone Financial Resources, which is unrelated to their service as portfolio managers or officers of the Adviser.
Harris Associates L.P. (“Harris”). Each of the portfolio managers is compensated solely by Harris, and compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time. The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in such portfolios. Performance is measured in a number of ways, including by portfolio and by strategy, and is compared to one or more benchmarks (e.g., MSCI EAFE Index) and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is also measured over short- and long-term periods, including one year, three years, five years, ten years and since inception or since the individual commenced management responsibility with respect to a portfolio. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of
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investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.
Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited (together, “Heitman”). Heitman’s compensation program is designed to accomplish several objectives, one of which is retention of the firm’s team. Thirty-eight senior employees hold 100% of the equity interest in the business. Heitman believes that equity ownership provides an incentive for retention of key personnel and, equally important, that the structure creates alignment of interest between Heitman’s partners and the firm’s clients. The total compensation of the firm’s equity owners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met. The incentive compensation is based on a combination of factors including company, business unit and individual performance.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”). Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.
Legal & General Investment Management America, Inc. (“LGIMA”). LGIMA offers employees a compensation package through a competitive base salary, discretionary and structured bonuses and equity participation in L&G Group plc. LGIMA offers different compensation structures across the firm, customizing incentive structures appropriately for employees for their role within the organization. Across the investment professionals, bonus structure will vary according to the style and objective of the related strategy. Portfolio managers for index strategies are held to achieving the return and risk characteristics of the related index (e.g., S&P 500® Index, Russell Top 200® Value Index and MSCI EAFE Index), with additional consideration for client retention and expansion of product offering.
Index investment managers’ bonuses are made up of a discretionary bonus and a structured “formulaic” bonus plan, the elements of which depend on the team’s ability to manage to the risk and return characteristics of the indexes, as well as client retention, new business and the ongoing profitability of the business. Awards vary according to the individual’s degree of contribution to this process and the team’s success in meeting its targets. Performance parameters are applied to after-tax portfolio performance over one and three years (or since inception if less than three years), further ensuring that managers are focused on the long-term outperformance of the portfolio rather than just on short-term gain.
A significant proportion of the structured bonuses are deferred for three years. Key staff are also eligible for share bonus plans, which are deferred for three years in their entirety. For managers and key non-managers, deferred equity in L&G Group plc is also awarded. These awards are important to the firm’s retention for key staff.
The London Company of Virginia, LLC (“London Company”). Portfolio managers are compensated with a combination of salary and bonus. Investment professionals are evaluated on specific responsibilities that include investment recommendations, quality of research, client retention and overall contribution to the firm. Annual reviews are given and above average compensation increases plus bonuses are targeted with firm growth and
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individual performance. There are no specific incentive arrangements for performance attached to the London Company’s assigned portion of the Value Equity Fund. A substantial portion of a portfolio manager’s compensation is not tied to performance of the accounts he or she manages.
Loomis, Sayles & Company, L.P. (“Loomis”). Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for the firm’s clients. Portfolio manager compensation is made up of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the portfolio manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003.
Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.
Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors: investment performance (calculated pre-tax), profit growth of the firm, profit growth of the portfolio manager’s business unit and personal conduct. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 100% of the total for Mr. Hamzaogullari. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and post-retirement payouts) and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. Mr. Hamzaogullari also receives performance based compensation as portfolio manager for a private investment fund. The firm’s CIO and senior management review the components annually.
Fixed Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for Loomis’ assigned portion of the Extended-Duration Bond Fund is the Bloomberg Barclays US Government/Credit Index; the benchmark used for Loomis’ assigned portion of the Global Bond Fund is the Bloomberg Barclays Global Aggregate Bond Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five- or seven-year performance on a rolling three-year basis. If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.
Loomis uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by Loomis.
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Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis employs strategies endorsed by Loomis and fits into the product category for the relevant investment style. Loomis may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent and certain high-ranking officers. The first plan has several important components distinguishing it from traditional equity ownership plans:
•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan grants participants an annual participation in company earnings is deferred for two years from the time of the award and is only payable if the portfolio manager remains at Loomis. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and, over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion over what units are issued and to whom.
Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan for each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
MFS Institutional Advisors, Inc. (“MFS”). MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where
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the firm has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with the firm’s goals of attracting, retaining and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•	Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, 10-, five- and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indexes (“benchmarks”). As of December 31, 2019, the MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross dividend) was used to measure the portfolio managers’ performance for the fund. Benchmarks may include versions and components of indexes, custom indexes and linked indexes that combine performance of different indexes for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of the firm or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
•	MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Mondrian Investment Partners Ltd. (“Mondrian”). Mondrian has the following programs in place to retain key investment staff:
•	Competitive Salary — All investment professionals are remunerated with a competitive base salary.
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•	Profit Sharing Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).
•	Equity Ownership — Mondrian is employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a long-term incentive plan directly tied to the long-term equity value of the firm.
Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.
At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.
Remuneration Committee. In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the firm’s Remuneration Committee, who will make recommendations based on a number of factors, including investment research, investment performance contribution, organization management, team work, client servicing and marketing.
Defined Contribution Pension Plan. All portfolio managers are members of Mondrian’s Defined Contribution Pension Plan (the “Plan”) where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependent’s pension may also be payable.
Mondrian Remuneration Philosophy. The guiding principle of the Mondrian’s compensation programs is to enable the firm to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the firm and its clients. Approximately 100 Mondrian employees are equity owners of the business, representing about 60% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing employees. Neuberger Berman is also focused on creating a compensation process that the firm believes is fair, transparent, and competitive with the market.
Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which a portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the
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success of Neuberger Berman. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a portfolio manager receives pursuant to this arrangement will vary based on certain revenue thresholds.
The terms of Neuberger Berman’s long-term retention incentives are as follows:
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years, certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.
Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of employees with the success of the firm and the interests of clients and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies, as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.
Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.
Pacific Investment Management Company LLC (“PIMCO”). PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values.
Key Principles on Compensation Philosophy include:
•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy; and
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or positions or a significant change in market levels.
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Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic, and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
•	Performance measured over a variety of longer- and shorter-term periods, including five-year, four-year, three-year, two-year and one-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on five-year and three-year performance, followed by one-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios; and
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
Participation in LTIP and the M Unit Program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Parametric Portfolio Associates LLC (“Parametric”). Compensation of investment professionals at Parametric has three primary components: (i) a base salary; (ii) an annual cash bonus; and (iii) annual equity-based
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compensation for eligible employees. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at or shortly after, the firm’s fiscal year-end, October 31.
The firm also maintains the following arrangements: (i) employment contracts for key investment professionals and senior leadership; (ii) eligible employees receive Eaton Vance equity grants that vest over a five-year period from grant date - 10% in year one, 15% in year two, 20% in year three, 25% in year four, and 30% in year five; and (iii) profit sharing that vests over a five-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.
Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.
Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.
Payden & Rygel. Portfolio managers and other investment personnel are paid competitive salaries by Payden & Rygel. An employee’s base salary is contingent on many factors, such as (but not limited to) educational background and previous work experience. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.
RBC Global Asset Management (UK) Limited (“RBC GAM UK”). The compensation program for investment staff and management team members is comprised of fixed pay and variable pay. In addition, they are eligible to participate in pension and benefit plans which are available generally to all employees. Variable pay may be comprised of one or a combination of the following components:
Annual Discretionary Bonus. All RBC GAM UK employees are eligible to be considered for a discretionary bonus from the eligible pool which is impacted both by business and Royal Bank of Canada (“RBC”) financial performance as well as client metrics. Determination of the discretionary bonus is based on an assessment of individual performance and behaviors against a combination of quantitative and qualitative objectives, including adherence to the firm’s risk and compliance policies and procedures and RBC’s Code of Conduct and Values, during the financial year. In some cases, and depending on the type of role, only a qualitative assessment is possible.
Profit Sharing Plan (“PSP”). Certain senior investment staff members are eligible to participate in the PSP. The pool is calculated quarterly based on a fixed percentage of the Net Income before Taxes (“NIBT”) of the investment management division of RBC GAM UK. The distribution for each PSP unit is calculated on a quarterly basis and distributed to each participant based on the number of units held. PSP units are reviewed annually and approved by the global RBC Global Asset Management Chief Investment Officer and Chief Executive Officer. The number of units held by each individual does not normally change during the year.
Team Profit Sharing Plan (“TPS”). Certain teams of investment staff members may be selected to participate in the TPS. The pool is based on a fixed proportion of the fund’s quarterly net revenue. Allocation of the pool to
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eligible participants is at the discretion of senior management, based on individual performance, behaviors and contribution to RBC GAM UK’s business performance as a team member during the financial year.
Deferral. Consistent with best practices, and dependent on the total level of variable compensation, a portion of the investment staff member’s variable compensation (Annual Discretionary Bonus plus PSP/TPS awards) is subject to a three-year mandatory deferral.
The compensation of any individual identified as a Material Risk Taker under the U.K. Regulators’ Remuneration Code is awarded in accordance with the U.K. Regulators’ Remuneration Rules.
RREEF America L.L.C. (“RREEF”), DWS Investments Australia Limited (“DIAL”) and DWS Alternatives Global Limited (“DWS Global”) (together, “RREEF”). The sub-advisers and their affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offers advisory services. DWS seeks to offer its investment professionals competitive short- and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short- and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation, as follows:
Fixed Pay (“FP”). FP is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. FP rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the sub-advisers thus benchmarking provides a valuable input when determining FP levels.
Variable Compensation (“VC”). VC is a discretionary compensation element that enables the sub-advisers to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to: (i) recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (“Group Component”); (ii) reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (“Individual Component”); and (iii) reward outstanding contributions at the junior levels through the discretionary (Recognition Award).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•	VC can be delivered via cash, restricted equity awards and/or restricted incentive awards or restricted compensation. Restricted compensation may include notional fund investments, restricted equity, notional equity, restricted cash or such other form as DWS may decide in its sole discretion.
•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance and forfeiture provisions, will increase significantly as the amount of the VC increases.
•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC, may apply in certain events if an employee is an InstVV (CRD IV EU Directive4) Material Risk Taker.
•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of the sub-advisers seeks to offer its investment professionals competitive short- and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short- and long-term performance against industry and portfolio benchmarks. To evaluate their
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investment professionals in light of and consistent with the compensation principles set forth above, the sub-advisers review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe or relevant benchmark index (i.e., FTSE EPRA/NAREIT Developed Index) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the sub-advisers consider a number of quantitative, qualitative and other factors:
•	Quantitative measures (e.g., one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund or benchmark index set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the sub-advisers) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk Division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Sands Capital Management, LLC (“Sands”). Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employee’s overall contribution and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over one-, three- and five-year periods, weighted towards the three- and five-year results.
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (together, “SIMNA”). The portfolio managers assigned to the Extended-Duration Bond Fund portfolio account receive remuneration in accordance with SIMNA’s compensation policy. SIMNA’s methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative and qualitative measures. Portfolio managers are compensated for their services to accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all SIMNA’s employees. Certain fund managers may also receive awards under a long-term incentive program.
Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure competitive pay. SIMNA reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Bonuses for fund managers may be composed of an agreed contractual floor, a revenue component, and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio of the firm globally. SIMNA then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of SIMNA’s clients. For each team, SIMNA assesses the performance of their funds and accounts relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and/or three year
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periods), the level of funds under management and the level of performance fees generated, if any. Schroders also reviews “softer” factors, such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with the firm’s corporate values of excellence, integrity, teamwork, passion and innovation.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of the employees are aligned with those of clients and shareholders of Schroders plc.
Shenkman Capital Management, Inc. (“Shenkman”). Each portfolio manager receives a fixed base salary and an annual bonus predicated on individual and firm performance. Individuals are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. Portfolio managers’ compensation is not based on the performance of the Fund or the value of assets held in its portfolio.
TCW Investment Management Company LLC (“TCW”). The overall objective of the firm’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary. Salary is agreed to with the portfolio managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.
Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate investment professionals for investment services related to the Value Equity Fund as that which is used to compensate investment professionals for other client accounts in the same strategy managed by the TCW or one of the other TCW-affiliated advisers (together, “the TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Value Equity Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Value Equity Fund.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do
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not receive fee sharing or where the firm has determined the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interest of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 vested over a period of time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in TCW’s parent company. Awards under this plan have vested over time subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, key portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and performance conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-advantaged basis.
TimesSquare Capital Management, LLC (“TSCM”). TSCM’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to client’s investment performance and financial results of the firm and TSCM’s investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm.
Base Salaries. Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. TSCM adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.
Annual Bonus Plan. Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over the one-year time period. Performance is calculated by comparing pre-tax total returns.
Equity Ownership. Senior investment professionals receive significant equity ownership in the firm, subject to a five-year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in TSCM’s business, portfolio managers should benefit from client retention and business growth.
WCM Investment Management, LLC (“WCM”). Compensation for WCM portfolio management personnel consists of a salary with a possible bonus, fee-share and ownership component. Salary levels are based on the individual’s degree of industry tenure, experience and responsibilities at the firm. The bonus component is discretionary based
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on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds, other responsibilities and other firm factors, including assets under management and company profitability. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible. Finally, portfolio managers may also receive long-term incentive bonus in the form of shares of the firm.
Portfolio managers are also eligible to participate in a 401(k) program which has a company match that includes a contribution based on the profitability of the firm.
Weiss Multi-Strategy Advisers LLC (“Weiss”). Portfolio managers and their respective teams receive a base salary and benefits. The Portfolio manager and his/her team also receive a formulaic bonus pool which is generally determined by the investment profit/loss of their respective strategy subject to a loss carry forward and certain expenses. Certain portfolio managers also receive management fee and/or incentive fee revenue shares. The bonus pool for each strategy is allocated among team members at the discretion of the portfolio manager, though it is subject to review by George Weiss. Bonus compensation is deferred in excess of certain thresholds. Separately, certain employees may also be invited to become principals in GWA, LLC, the parent of Weiss, which is comprised of two revenue producing units: fund management and proprietary investments. GWA, LLC also has a profit sharing plan in which all employees are eligible to participate after six months of employment.
Wellington Management Company LLP (“Wellington”). Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to clients. Wellington’s compensation of each fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“investment professional”) includes a base salary and incentive components. The base salary for each investment professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington from the fund managed by the investment professional and generally each other account managed by such investment professional. The investment professional’s incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the fund managed by the investment professional compared to the MSCI Emerging Markets Index (Net) over one-, three- and five-year periods, with an emphasis on five-year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the investment professional, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professional may also be eligible for bonus payments based on her overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Trojan is a Partner.
Western Asset Management Company, LLC (“Western”). At Western, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May. The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results.
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The incentive bonus makes up the variable component of total compensation. Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year. The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses. Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role. Western offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he or she remains employed and in good standing with Western until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money. Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.
For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three- and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
Western Asset Management Company Limited (“WAMCL”). As a Banks, Building Societies and Investment Firms and Investment Firms (“BIPRU”) firm, WAMCL complies with the BIPRU Remuneration Code set out in the SYSC19c Sourcebook in the Financial Conduct Authority (FCA) Handbook. WAMCL has adopted a proportioned approach to the firm’s remuneration policy. As a result WAMCL provides code staff variable remuneration in appropriate non-cash form, defers a proportion of code staff variable remuneration and reduces deferred variable remuneration to reflect performance.
One compensation methodology covers all employees, including investment professionals, and therefore, principles applied at the Western level are applied to the Western group as a whole. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.
The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within the Western group is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results.
The incentive bonus makes up the variable component of total compensation. Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year. The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses. Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role. WAMCL offers long-term incentives (in the form of deferred cash
Statement of Additional Information	105

or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he or she remains employed and in good standing with WAMCL until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money. Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.
For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three- and five-year investment performance, monitoring of risk (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
As cited herein, Russell Investment Group is the source and owner of trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
Securities Ownership. Portfolio managers of the Sub-Advisers do not beneficially own any shares of the Funds. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager of the Adviser in each of the Funds as of December 31, 2019.
Name of Portfolio Manager	Dollar Range of Equity Securities in each Series of the Trust
Tim Bray, CFA, CAIA, CDDA	$100,001-$500,000 in the MyDestination 2035 Fund $50,001-$100,000 in the Strategic Alternatives Fund $50,001-$100,000 in the Defensive Market Strategies Fund
Matt L. Peden, CFA	$1-$10,000 in the MyDestination 2035 Fund $500,001-$1,000,000 in the Low-Duration Bond Fund $100,001-$500,000 in the Defensive Market Strategies Fund
Brandon Pizzurro, CFP®	$1-$10,000 in the MyDestination 2055 Fund
$1-$10,000 in the Strategic Alternatives Fund
$1-$10,000 in the Defensive Market Strategies Fund
$1-$10,000 in the Global Real Estate Securities Fund
$1-$10,000 in the Value Equity Fund
$1-$10,000 in the Growth Equity Fund
$1-$10,000 in the Small Cap Equity Fund
$10,001-$50,000 in the International Equity Fund
$1-$10,000 in the Emerging Markets Equity Fund
Fund Brokerage. The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.
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The Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.
Subject to its obligation to seek best execution, the Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Funds would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.
If the Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.
The Select Funds have obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to a Select Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same Select Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the same Select Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same Select Fund. The Adviser believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds’ investment options without exposing the Select Funds to the potential abuses of self-dealing.
For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund are shown in the following table. Brokerage commissions paid in 2019 are higher than in 2017 and 2018 for the MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund as a result of an increase in the use of derivatives. Brokerage commissions paid in 2017 are higher than in 2018 and 2019 for the Balanced Allocation Fund and Conservative Allocation Fund as a result of revisions to the asset allocations in 2017. Brokerage commissions paid in 2019 are higher for the Global Bond Fund and Value Equity Fund as a result of Sub-Adviser changes in the Funds. The Strategic Alternatives Fund’s inception date is June 30, 2017; therefore, the aggregate dollar amount of brokerage commissions paid by the Fund in 2017 represents only a partial year. Brokerage commissions paid in 2018 and 2019 are lower for the Global Real Estate Securities Fund as a result of the implementation of the Markets in Financial Instruments Directive (MiFID II) which requires banks and brokers to explicitly reimburse their expenses for research, which up to this point, have been included in trading costs. The aggregate dollar amount of brokerage commissions paid by the Growth Equity Fund are lower in 2019 as a result of sub-adviser and manager allocation changes to the Fund in previous years. Brokerage commissions paid in 2018 are higher for the Equity Index Fund and International Equity Index Fund due to allocation changes to the Target Date Funds that resulted in rebalancing the underlying Funds they hold. Brokerage commissions paid in 2018 are higher for the International Equity Fund as a result of Sub-Adviser changes in the Fund. The aggregate dollar amount of brokerage commissions paid by the Emerging Markets Equity Fund are lower in 2017 due to sub-adviser changes made in 2018 and 2019.
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For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund are shown in the following table.
	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2019	2018	2017
MyDestination 2015	$ 1,776	$ 2,242	$ 3,629
MyDestination 2025	4,305	3,890	5,280
MyDestination 2035	4,731	3,131	2,809
MyDestination 2045	3,918	2,707	2,200
MyDestination 2055	2,011	973	474
Conservative Allocation	1,572	1,590	2,846
Balanced Allocation	5,749	5,272	10,046
Growth Allocation	6,022	5,028	5,757
Aggressive Allocation	4,841	4,985	4,653
Money Market	—	—	—
Low-Duration Bond	60,667	65,781	50,118
Medium-Duration Bond	246,349	289,314	202,624
Extended-Duration Bond	14	—	—
Global Bond	114,304	7,381	16,408
Strategic Alternatives(1)	322,056	297,970	135,057
Defensive Market Strategies	114,906	133,061	100,599
Equity Index	40,898	101,565	30,653
Global Real Estate Securities	374,703	347,150	700,448
Value Equity	626,853	476,574	430,756
Growth Equity	179,021	252,300	357,565
Small Cap Equity	501,848	657,241	577,933
International Equity Index	42,797	109,186	14,049
International Equity	407,022	707,362	599,129
Emerging Markets Equity	620,814	793,926	321,571
(1)	Inception date was June 30, 2017.
During the fiscal years ended December 2019, 2018 and 2017 certain portfolio transactions for the Medium-Duration Bond Fund and Emerging Markets Equity Fund were executed through broker-dealers affiliated with the respective Fund’s Sub-Adviser or Adviser directing applicable transactions as specified below.
			Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2019	2018	2017
Medium-Duration Bond	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$34,063	$34,044	$12,805
Emerging Markets Equity	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$ 772	$ 115	—
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As of the close of the fiscal period ended December 31, 2019, the Funds’ aggregate holdings of securities of their regular broker-dealers or their parent company were as follows:
Dollar Value of Securities Owned (000’s Omitted)
Low-Duration Bond Fund
Barclays Capital Inc.	$ 3,013,694
Citigroup Global Markets Inc.	18,891,427
Credit Suisse Securities (USA) LLC	2,489,421
Deutsche Bank Securities Inc.	1,828,368
Goldman Sachs & Co LLC	3,655,913
J.P. Morgan Securities LLC	18,654,542
Merrill Lynch, Pierce, Fenner & Smith Incorporated	192,155
MIZUHO SECURITIES USA LLC	1,317,910
Morgan Stanley & Co. LLC	10,410,720
Medium-Duration Bond Fund
Barclays Capital Inc.	10,753,208
BNP Paribas Securities Corp.	5,009,025
Citigroup Global Markets Inc.	45,040,835
Credit Suisse Securities (USA) LLC	10,520,315
Goldman Sachs & Co LLC	11,422,274
J.P. Morgan Securities LLC	23,718,294
Morgan Stanley & Co. LLC	12,652,560
Wells Fargo Securities, LLC	18,932,213
Extended-Duration Bond Fund
Barclays Capital, Inc.	937,091
Citigroup Global Markets Inc.	2,068,913
Goldman Sachs & Co LLC	2,785,411
HSBC Securities (USA) Inc.	1,935,446
J.P. Morgan Securities LLC	6,688,413
Morgan Stanley & Co. LLC	1,782,183
Global Bond Fund
Barclays Capital Inc.	2,157,531
BNP Paribas Securities Corp.	1,083,676
Citigroup Global Markets Inc.	2,642,630
Goldman Sachs & Co LLC	2,237,086
HSBC Securities (USA) Inc.	1,265,859
J.P. Morgan Securities LLC	2,010,825
Morgan Stanley & Co. LLC	2,232,582
UBS Securities LLC	904,801
Wells Fargo Securities, LLC	749,624
Strategic Alternatives Fund
Citigroup Global Markets Inc.	3,031,659
Goldman Sachs & Co LLC	1,011,254
J.P. Morgan Securities LLC	1,466,197
Morgan Stanley & Co. LLC	1,504,399
Wells Fargo Securities, LLC	1,418,866
Statement of Additional Information	109

Dollar Value of Securities Owned (000’s Omitted)
Defensive Market Strategies Fund
Citigroup Global Markets Inc.	4,459,819
Goldman Sachs & Co LLC	141,407
J.P. Morgan Securities LLC	14,010,932
Morgan Stanley & Co. LLC	119,468
Equity Index Fund
Goldman Sachs & Co LLC	6,283,987
J.P. Morgan Securities LLC	34,865,892
Morgan Stanley & Co. LLC	5,354,360
Value Equity Fund
Goldman Sachs & Co LLC	469,977
J.P. Morgan Securities LLC	29,389,841
Morgan Stanley & Co. LLC	2,042,960
NORTHERN TRUST SECURITIES, INC.	5,879,640
Small Cap Equity Fund
Cowen and Company	116,408
International Equity Index Fund
BNP Paribas Securities Corp.	3,121,549
Credit Suisse Securities (USA) LLC	1,439,984
Deutsche Bank Securities Inc.	633,201
MACQUARIE CAPITAL (USA) INC.	1,644,032
UBS Securities LLC	2,043,672
International Equity Fund
Credit Suisse Securities (USA) LLC	6,788,240
Deutsche Bank Securities Inc.	(3,412,782)
HSBC Securities (USA) Inc.	1,967,353
UBS Securities LLC	7,040,281
During the fiscal period ended December 31, 2019, the following Funds through an agreement or understanding with a broker, or through an internal allocation policy, directed brokerage transactions to the brokers specified below because of research services provided, as follows:
Name of Broker	Aggregate Dollar Amount of Transactions Directed	Aggregate Dollar Amount of Related Brokerage Commissions Paid
Global Real Estate Securities Fund
Russell Investments	$38,862,395	$39,869
Value Equity Fund
Cowen and Company, LLC	19,923,873	8,013
Russell Investments	43,898,323	19,135
Growth Equity Fund
Russell Investments	71,116,704	18,180
Small Cap Equity Fund
Cowen and Company, LLC	90,289,007	61,760
Russell Investments	20,431,136	20,596
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Name of Broker	Aggregate Dollar Amount of Transactions Directed	Aggregate Dollar Amount of Related Brokerage Commissions Paid
Emerging Markets Equity Fund
Cowen and Company, LLC	459,276	167
Russell Investments	1,477,021	3,139
Codes of Ethics. The Trust, the Adviser, each of the Sub-Advisers and the Underwriter (as defined below) have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in penalties.
Proxy Voting
Please refer to Appendix B of this SAI for the policies and procedures adopted by the Funds. Please refer to Appendix C of this SAI for a description of the policies and procedures adopted by the Adviser and each of the Sub-Advisers.
Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting the Trust’s website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
Other Service Providers
Underwriter. Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312, serves as the Underwriter of each Fund’s shares pursuant to a Distribution Agreement (the “Agreement”). The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Funds’ shares, which are offered on a continuous basis.
Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal business address at 760 Moore Road, King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.
Administrative and Accounting Services. Effective April 1, 2017, The Northern Trust Company, 333 South Wabash Avenue, Chicago, IL 60604, provides administrative and accounting services to the Funds. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of NAV; and arranging for the
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maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Trust’s administrator does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, The Northern Trust Company receives from each Fund a fee computed daily and paid monthly. For the fiscal years ended December 31, 2019 and December 31, 2018, and for the period of April 2017 through December 2017, The Northern Trust Company received $3,329,348, $3,207,919 and $2,199,797, respectively, after waivers from the Trust for its administrative and accounting services.
Custodian. The Northern Trust Company serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Funds in connection with the Custodian Agreement. It is located at 333 South Wabash Avenue, Chicago, IL 60604.
Securities Lending Agent. The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603, serves as securities lending agent for the Select Funds, except the Money Market Fund, and in that role administers the Trust’s securities lending program pursuant to the securities lending agreement entered into between the Trust, on behalf of the Funds, and The Northern Trust Company (“Securities Lending Agreement”).
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1 N Wacker Drive, Chicago, IL 60606, serves as the independent registered public accounting firm to the Trust.
Legal Counsel. The law firm of Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, DC 20006, serves as counsel to the Trust.
Counsel to Independent Trustees. The law firm of Eversheds Sutherland (US) LLP, 700 Sixth Street, N.W., Suite 700, Washington, DC 20001-3980, serves as counsel to the Independent Trustees.
Shares of Beneficial Interest
The Trust’s trust instrument authorizes the issuance of an unlimited number of shares for each of the Funds and their Classes, and each share has a par value of $0.001 per share. There are no conversions or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at NAV per share. Certificates certifying the ownership of shares will not be issued.
In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust.
The assets belonging to a Fund shall be held and accounted for separately from other assets of the Trust. Each share of a Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of a Fund represents interests in the assets of that Fund and has identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular Fund or Class are allocated among all the Funds in a manner the Trustees believe to be fair and equitable.
The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have established 24 Funds and two Classes of shares to be issued currently. The Trust offers the Institutional Class and Investor Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses.
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For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.
Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the individual Fund or Class, except in the case of election or removal of Trustees, the amendment of the Trust’s trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one Fund or Class.
The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning a majority of the outstanding shares of the Trust. Amendments and supplements to the Trust’s trust instrument may be made only by majority of the outstanding shares of the Trust. The Trust shall have perpetual existence. Only a majority of the outstanding shares of the Trust, and not an individual Fund, may approve the dissolution of a Fund or the Trust.
Shareholder Servicing Arrangements
The Board of Trustees adopted a Shareholder Service Plan for the Investor Class (“Service Plan”). Under its Service Plan, the Investor Class is authorized to pay service fees of 0.25% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts.
Pursuant to the Service Plan, each Fund may pay GuideStone Financial Resources and GuideStone Resource Management, Inc. (“GSRM”) for service activities and recordkeeping activities. Service activities include, but are not limited to, such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to, such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. Any “service fee” paid by a Fund, as that term is defined in subparagraph (b)(9) of Rule 2830 of the Conduct Rules of FINRA, shall not exceed 0.25% of the Fund’s average annual net assets.
The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources and GSRM or to unaffiliated service providers who provide these services to the Funds. In addition, the Adviser has agreed to make payments from its own resources to an unaffiliated financial intermediary under a distribution support agreement in the amount of 0.10% annualized of the average daily aggregate value of a Fund’s shares held by that intermediary’s customers.
Taxation
General
The following discussion of certain federal income tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Code, the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you invest in Fund shares through a tax-advantaged account (such as a retirement plan account, including a 403(b)(7) or 401(k) account, or an IRA (a “Tax-Advantaged Account”)), special tax rules apply. You should consult your own tax adviser(s) with regard to the federal tax consequences to you of the purchase, ownership and disposition of Fund shares, as well as the tax consequences to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.
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Tax Character of Distributions. As described in the Prospectus, unless your investment is held in a Tax-Advantaged Account, (1) dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains from certain foreign currency transactions, if any (collectively, “dividends”), generally are taxable to you as ordinary income (except that a Fund’s dividends attributable to its “qualified dividend income” (“QDI”) generally are subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain restrictions with respect to their Fund shares at a maximum rate of 15% (20% for a single shareholder with taxable income exceeding $441,450 or $496,600 for married persons filing jointly, which amounts apply for 2020 and will be adjusted for inflation annually thereafter), and (2) distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”) are taxable to you as long-term capital gains, at those rates for non-corporate shareholders, whether received in cash or reinvested in additional Fund shares.
A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”).
The eligible portion of any Fund dividend for purposes of the QDI rates may not exceed the aggregate dividends it receives from most domestic corporations and certain foreign corporations, whereas only dividends a Fund receives from domestic corporations are eligible for purposes of the DRD. Accordingly, a Fund’s distributions of interest income, net short-term capital gain and net foreign currency gains do not qualify for the reduced QDI tax rates or the DRD. The Funds will inform you of the amount of your dividends and capital gain distributions, if any, when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.
Under the recently enacted Tax Cuts and Jobs Act (“Act”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Proposed regulations issued by the IRS, which can be relied on currently, enable a Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and shareholder meet certain holding period requirements with respect to their shares.
You should be aware that if you purchase Fund shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, a Fund may distribute to you, as ordinary income or capital gain, an amount that exceeds your proportionate share of the actual amount of such income or gain earned or realized during the period of your investment in the Fund.
Redemption and Exchange of Fund Shares. As discussed in the Prospectus, unless your investment is held in a Tax-Advantaged Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term if you held your redeemed shares for more than one year. Any capital gain a non-corporate shareholder recognizes on a redemption of his or her Fund shares held for more than one year will qualify for the maximum tax rates referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions you received on those shares.
All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
A shareholder’s basis in shares of a Fund that he or she acquired or acquires on or after January 1, 2012 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis,
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unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser(s) to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Treatment as a Regulated Investment Company. Each Fund has elected to be a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) and intends to continue to qualify for treatment as a RIC for its current taxable year. As a RIC that so qualifies, a Fund will pay no federal income tax on its net income and net realized gains it distributes to you. The Board of Trustees reserves the right not to maintain a Fund’s qualification for treatment as a RIC if the Board determines that course of action to be beneficial to its shareholders. In such a case, or if a Fund otherwise fails to maintain that qualification for any taxable year — either (1) by failing to satisfy the distribution requirement applicable to RICs (“Distribution Requirement”), even if it satisfied the source-of-income and diversification requirements applicable thereto (“Income Requirement” and “Diversification Requirements,” respectively), or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes the Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including capital gain distributions, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for non-corporate shareholders those dividends would be QDI subject to federal income tax at the 15% and 20% maximum rates described above), and those dividends would be eligible for the DRD. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Excise Tax. To avoid a nondeductible 4% federal excise tax (“Excise Tax”), a Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98.2% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats such distributions as received by you in December) to avoid the Excise Tax, but the Funds can give no assurance that their distributions will be sufficient to eliminate all Excise Tax.
Backup Withholding. Each Fund must withhold and remit to the U.S. Treasury 24% of all dividends and (except in the case of the Money Market Fund) capital gain distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you (“backup withholding”) if (1) you are a noncorporate shareholder and (2) you fail to furnish the Fund with your correct social security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and (except for the Money Market Fund) capital gain distributions otherwise payable to you if you are such a shareholder and (a) the IRS notifies you or the Funds that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.
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Pass-through of Foreign Taxes. If more than 50% of the value of a Fund’s total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign taxes”). If a Fund makes this election, the year-end statement you receive will show more taxable dividends than it actually distributed to you, because you will be required to include in gross income, and treat as paid by you, your proportionate share of those foreign taxes (the amount of which will be included on your statement with other dividends, if any, the Fund paid). However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your federal income tax. (The exception, again, is a Tax-Advantaged Account.) You will be provided with the information necessary to complete your individual income tax return if a Fund makes this election.
Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on your particular situation.
Tax Treatment of Fund Investments
Securities transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the securities lot sold with the net proceeds pursuant to applicable federal income tax rules.
Each Target Date Fund and Target Risk Fund invests primarily in shares of the Select Funds. Accordingly, a Fund-of-Fund’s income will consist of distributions from Select Funds and net gains realized from the disposition of Select Fund shares. If a Select Fund continues to qualify for treatment as a RIC — as noted above, each Fund, including the Select Funds, intends to continue to do so for its current taxable year — (1) dividends paid to a Fund of Funds from the Select Fund’s “investment company taxable income” will be taxable to the Fund of Funds as ordinary income to the extent of the Select Fund’s earnings and profits and (2) distributions paid to a Fund of Funds from the Select Fund’s net capital gain will be taxable to the Fund of Funds as long-term capital gains, regardless of how long the Fund of Funds has held the Select Fund’s shares. (As noted above, a Fund of Funds will be able to avoid having to pay entity-level federal income tax on those distributions by distributing the amount thereof to its shareholders.) If a Fund of Funds purchases shares of a Select Fund within 30 days before or after redeeming other shares of that Select Fund at a loss (whether pursuant to a rebalancing of the Fund of Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund of Funds and instead will increase its basis in the newly purchased shares.
Market Discount. If a Fund purchases a debt security in the secondary market at a price lower than its stated redemption price, the difference is “market discount.” If the amount of market discount is more than de minimis, a Fund must include in its gross income a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In general, the amount of market discount that must be included is equal to the lesser of (1) the amount of market discount accrued during the taxable year (plus any accrued market discount for prior taxable years not previously included in gross income) or (2) the amount of the principal payment(s) received during the taxable year. Generally, market discount accrues on a daily basis for each day a Fund holds a debt security at a constant rate over the time remaining to the security’s maturity or, at the Fund’s election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as interest income (not capital gain) to the extent of the accrued market discount.
Original Issue Discount and PIK Securities. Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, “original issue discount” is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund currently receives no cash on account of the original issue discount that accrues on a debt security in a given taxable year, that discount generally is treated for federal income tax purposes as interest that is includable in gross income in that year and, therefore, is subject to the Distribution Requirement. Similar treatment is required for “interest” on PIK securities paid in the form of additional securities rather than cash. A Fund may purchase some debt securities at a discount
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that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).
Foreign Investments. Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Funds. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Advantaged Account), and any such losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.
The Funds may be subject to foreign taxes on income from, and gains realized on, certain foreign securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
Passive Foreign Investment Companies. Each Select Fund may invest in shares of foreign corporations that are “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates on non-corporate shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
You should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.
Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes
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the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the Income Requirement.
Some futures contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and foreign currency options and forward contracts — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap or similar agreement — in which a Fund invests may be subject to Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts may also be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.
Offsetting positions a Fund enters into or holds in any actively traded security, option, futures contract or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
If an option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. If a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.
If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive
118	GuideStone Funds

sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Investments in REITs. Certain Funds may invest in REITs that (1) hold residual interests in REMICs (i.e., “real estate mortgage investment conduits”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the corporate income tax rate) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders who are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they made during that year. If a Fund invests in a REIT that does so, the Fund also would have to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in February of each year, a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).
A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” in which a Fund invests may trigger special tax consequences to the Fund’s foreign shareholders, who are urged to consult their tax advisers regarding those consequences.
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Non-U.S. Investors
Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In General. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2019, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Tax-Advantaged Accounts
Traditional IRAs. Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $6,000 (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year (“Catch-up Contribution”)). Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined “modified adjusted gross income” does not exceed $196,000 for 2020) is not affected by the spouse’s active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $12,000 to the two IRAs, provided that neither contribution exceeds $6,000 (in each case, if applicable, increased by a Catch-up Contribution of $1,000). If your employer’s plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.
Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before
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age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.
Roth IRAs. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $6,000 per taxable year (increased by a Catch-up Contribution of $1,000) to a Roth IRA (or to any combination of Roth and traditional IRAs). Certain distributions from traditional IRAs may be rolled over to a Roth IRA, and any of a shareholder’s traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.
Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).
Section 403(b)(7) Arrangements. Eligible investors in individual Section 403(b)(7) custodial accounts may purchase Investor Class shares of the Funds. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and an affiliate of the Adviser, serves as non-bank custodian of those accounts. To participate in a Section 403(b)(7) custodial account, your employer must have a service agreement with GuideStone Financial Resources.
Withholding. Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. You should consult your plan administrator or tax adviser for further information.
Third-Party Line of Credit
The Trust, on behalf of the Funds, participates in a line of credit arrangement with The Northern Trust Company for a $50,000,000 unsecured, committed revolving line of credit (“LOC”). The proceeds of the loans under the LOC are to be used solely for short-term liquidity to support redemptions of investors in a borrowing Fund and settlement of trades. The Trust’s ability to borrow under the LOC is also subject to its organization documents, the limitations of the 1940 Act and various conditions precedent that must be satisfied before a Fund can borrow. Additionally, inter-fund lending is permitted under the LOC; however, a Fund may not be a lender of an inter-fund loan at any time during which such Fund has a loan under the LOC outstanding. Loans under the LOC are charged an interest rate on the outstanding principal amount at a rate per annum equal to the greater of (i) the federal funds rate plus 1.00% and (ii) 1.50%. If any amount of a loan is not paid when due, all amounts due shall bear interest at a rate equal to the rate otherwise applicable and 2.0% per annum for each day until all past due amounts and any interest thereon are paid in full. The LOC also requires each Fund to pay its pro rata share of a facility fee based on the amount of the LOC.
Valuation of Shares
Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund
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shares outstanding. Because each Target Date Fund and Target Risk Fund invests in shares of the Select Funds and other investments, which may include other non-affiliated investment companies, the price of a share of a Target Date Fund or Target Risk Fund is based upon the NAVs of the shares of those underlying investments. In turn, the NAV per share of each underlying investment is based upon the values of the obligations, stocks and other investments held by the underlying fund. Therefore, the price of a share of a Target Date Fund or Target Risk Fund will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.
The Funds value their portfolio securities and compute their NAVs per share as of the close of regular trading on the NYSE, which is generally 4:00 p.m. Eastern Time on each day that the NYSE is open for trading, in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Funds’ methods for valuing their portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The valuation of the Funds’ investments is subject to oversight of the Board. The Board has delegated to the Valuation Committee (the “Committee”) of the Adviser the responsibility to, among other things, oversee the implementation and operation of these Procedures, including the responsibility for ascertaining fair value pursuant to the methodologies that have been approved by the Board, and overseeing third party service providers.
The Funds (except the Money Market Fund) each value portfolio securities listed on an exchange at current market value on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.
Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAVs. Because foreign markets may be open at different times than the NYSE, the value of Fund shares, particularly shares of the Global Real Estate Securities Fund, the International Equity Index Fund, the International Equity Fund, the Emerging Markets Equity Fund and the Bond Funds, may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by Interactive Data Corporation on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.
Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of evaluated prices provided by a pricing service approved by the Board of Trustees. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.
If official closing prices, market quotations or the estimates of value provided by an independent pricing service are insufficient or not readily available on a Business Day; (2) it is determined by the Funds’ Valuation
122	GuideStone Funds

Committee or a Fund’s applicable Sub-Adviser that the available prices or values do not represent the fair value of the security; or (3) the security is determined to be illiquid in accordance with guidelines approved by the Board, then the Fund will value the security based on a method that the Board of Trustees believes accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.
Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life portfolio maturity of 120 calendar days or less, purchase securities having remaining maturities of 397 days or less and invest in U.S. dollar-denominated securities that at the time of acquisition are Eligible Securities (as defined in Rule 2a-7). U.S. Treasury and U.S. government securities and securities of government money market funds are Eligible Securities, as are securities that the Money Market Fund’s Sub-Adviser has determined present minimal credit risks based on an analysis of the issuer’s or guarantor’s capacity to meet its financial obligations.
Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be reviewed by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include, for example, redeeming shares in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. The Money Market Fund does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. The Board reserves the ability to impose liquidity fees or redemption gates in the future, after providing prior notice to shareholders and in accordance with Rule 2a-7 under the 1940 Act. In accordance with applicable legal requirements, the Money Market Fund may suspend redemptions if: (i) the Money Market Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets of the Money Market Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees, including a majority of its Independent Trustees, determines that such a deviation is likely to occur; (ii) the Board, including a majority of its Independent Trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.
Statement of Additional Information	123

Portfolio Holdings Information
It is the Trust’s policy to protect the confidentiality of the Funds’ current portfolio holdings information and to prevent the selective disclosure and misuse of such information. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. It is prohibited for the Trust, GuideStone Capital Management, LLC (the “Adviser”), the Adviser’s affiliates or any other person to receive compensation in connection with their disclosure of the Funds’ portfolio holdings information.
Each Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Funds also may disclose portfolio holdings information as required by law or in response to requests from regulators. In accordance with SEC regulatory requirements, each Fund (except the Money Market Fund) files a complete schedule of its portfolio holdings with the SEC for each semi-annual and annual period of its fiscal year on Form N-CSR and for the third month of each quarter of each fiscal year on Form N-PORT. In addition, the Money Market Fund files a complete schedule of its portfolio holdings with the SEC on a monthly basis on Form N-MFP. Each Fund also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders.
These reports (1) are available on the EDGAR database on the SEC’s website at http://www.sec.gov; and (2) copies may be requested (you will be charged a duplicating fee) via electronic request by emailing publicinfo@sec.gov. The Trust’s annual and semi-annual reports to shareholders are available without charge on the Trust’s website (GuideStoneFunds.com). A Fund’s portfolio holdings information is publicly available at the time such information is filed with the SEC.
Each Fund, other than the Money Market Fund, may post on the Trust’s website a detailed list of the Fund’s portfolio holdings as of the end of each calendar quarter 15 calendar days after the end of the quarter. The Money Market Fund publishes its complete schedule of portfolio holdings on a monthly basis on the Trust’s website. Fund holdings information that is posted to the Trust’s website will remain available on the website at least until the date on which the Fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Each Fund may also distribute analytical or portfolio characteristics data that is based on its quarter-end portfolio holdings provided that (1) at least 15 calendar days have elapsed since the quarter-end to which the information relates and (2) the information has been made publicly available via the Trust’s website or otherwise (but not earlier than the 15 calendar day restriction).
Each Fund may disclose current, non-public portfolio holdings information as frequently as daily as part of the legitimate business purposes of each Fund to service providers that have contracted to provide services to the Trust and to other organizations. The entities to which each Fund provides non-public holdings information are subject to a duty of confidentiality either by explicit agreement or by virtue of their respective duties to each Fund, and include:
a)	the Adviser;
b)	Sub-Adviser(s) to the Funds, including newly hired Sub-Advisers prior to the commencement of duties;
c)	Administrator to the Funds;
d)	Fund Accountant;
e)	Auditors of the Funds;
f)	Legal counsel to the Funds and the independent Trustees;
g)	Custodian or sub-custodian to the Funds;
124	GuideStone Funds

h)	Companies that provide research and analytical services to the Funds, the Adviser or a Sub-Adviser;
i)	Pricing services employed by the Funds;
j)	Proxy voting services employed by the Funds;
k)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds, and including transition management services);
l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or the price is determined to be unreliable;
m)	Financial printer employed by the Funds;
n)	Securities lending agent employed by the Funds;
o)	Index providers to the Funds; and
p)	Companies that provide other services that are deemed to be beneficial to the Funds.
The Funds may distribute (or authorize a service provider to distribute) complete or partial lists of portfolio holdings to ratings and ranking agencies or organizations (such as Morningstar, Inc.) for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure). The information is provided no earlier than 5 business days following the completion of the most recent quarter.
On a case-by-case basis, the Trust’s President (Principal Executive Officer) or Treasurer (Chief Financial Officer), subject to the approval of the CCO of the Trust, may approve the disclosure of additional portfolio holdings information if such disclosure is determined to be in the best interests of Fund shareholders. The approval of the release of non-public portfolio holdings information by the CCO of the Trust must be based on a determination that such disclosure is in the best interests of the Funds and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving the information is subject to a duty to treat the information confidentially and a duty not to trade on such information.
The CCO of the Trust monitors and reviews any potential conflicts between the interests of the Funds’ shareholders and those of the Adviser, the Funds’ principal underwriter, or any affiliated persons of the Funds, the Adviser or the Funds’ principal underwriter, that may arise from the potential release of the Funds’ non-public portfolio holdings information. Such potential conflicts of interest will be addressed by the CCO based on the best interests of the Funds’ shareholders.
The Board receives reports from the CCO of the Trust relating to material violations of, or waivers granted pursuant to, the Funds’ portfolio holdings disclosure policies, and receives reports concerning any potential conflicts of interest and the resolution of such matters. The policies of a Fund’s sub-adviser are monitored by the sub-adviser’s compliance staff. Material violations of the sub-adviser’s policy will be reported to the Funds’ CCO.
Telephone Instructions
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Funds or their service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds or their service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Funds, GuideStone Financial Resources and BNY Mellon may be recorded.
Statement of Additional Information	125

Control Persons and Principal Holders of Securities
As of April 15, 2020, the following persons owned of record or were known by the Funds to own beneficially 5% or more of a Class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund’s outstanding shares.
Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	58%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	18%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	14%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	63%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	17%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	15%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	63%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	17%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	16%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	63%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	17%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	17%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	58%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	20%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	18%
126	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	53%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Conservative Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	8%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	66%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	19%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	65%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	22%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	8%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	74%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	18%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	59%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	17%
Money Market Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	8%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	50%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	6%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	49%
Statement of Additional Information	127

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	20%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	60%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	22%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	42%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	18%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	46%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	28%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Unfunded Deferred Comp Plan (UDC) PO Box 819109 Dallas TX 75381-9109	9%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	37%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	17%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	9%
Defensive Market Strategies Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	7%
Defensive Market Strategies Fund Investor Class	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	6%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	54%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	22%
128	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Equity Index Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	7%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	55%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Global Real Estate Securities Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7%
Global Real Estate Securities Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	6%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	62%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Value Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	5%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	66%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	20%
Growth Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	5%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	66%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Small Cap Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	6%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	55%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas TX 75381-9109	48%
Statement of Additional Information	129

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	21%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	9%
Emerging Markets Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	6%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	77%
MyDestination 2015 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	16%
MyDestination 2015 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	6%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	77%
MyDestination 2025 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	12%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	78%
MyDestination 2035 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	10%
MyDestination 2035 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	6%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	79%
MyDestination 2045 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	9%
MyDestination 2045 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	7%
130	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	79%
MyDestination 2055 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 819109 Dallas TX 75381-9109	8%
MyDestination 2055 Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	5%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	84%
Conservative Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	7%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	78%
Balanced Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	13%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	91%
Growth Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	6%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	81%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Variable Benefit Plan PO Box 819109 Dallas TX 75381-9109	8%
Aggressive Allocation Fund Institutional Class	TIAA FSB CUST TTEE (FBO) Retirement Plans For Which TIAA Acts as Record Keeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis MO 63102-2733	8%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	11%
Statement of Additional Information	131

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity International Equity Fund PO Box 819109 Dallas TX 75381-9109	8%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Equity Index Fund PO Box 819109 Dallas TX 75381-9109	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Value Equity Fund PO Box 819109 Dallas TX 75381-9109	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Medium Duration Bond Fund PO Box 819109 Dallas TX 75381-9109	5%
Money Market Fund Institutional Class	GuideStone Financial Resources Capital Preservation Fund PO Box 819109 Dallas TX 75381-9109	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas TX 75381-9109	33%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	13%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	12%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	5%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	25%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	24%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	11%
132	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	8%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	50%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	26%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	17%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	28%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	23%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	14%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	9%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	19%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas TX 75381-9109	14%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas TX 75381-9109	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	10%
Statement of Additional Information	133

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas TX 75381-9109	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	20%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	20%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	9%
Defensive Market Strategies Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas TX 75381-9109	5%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas TX 75381-9109	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	23%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	23%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas TX 75381-9109	21%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	8%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	8%
134	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas TX 75381-9109	7%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	24%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	21%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	10%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	9%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas TX 75381-9109	8%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas TX 75381-9109	33%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	28%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	22%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	7%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas TX 75381-9109	29%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	25%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	20%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	15%
Statement of Additional Information	135

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas TX 75381-9109	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	14%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas TX 75381-9109	13%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas TX 75381-9109	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	9%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	28%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	27%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas TX 75381-9109	25%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas TX 75381-9109	9%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas TX 75381-9109	9%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas TX 75381-9109	33%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	28%
136	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas TX 75381-9109	19%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas TX 75381-9109	17%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas TX 75381-9109	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas TX 75381-9109	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas TX 75381-9109	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas TX 75381-9109	12%
In accordance with the Trust’s trust instrument, GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment in any Fund that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust. GuideStone Financial Resources is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.
Calculation of Performance Data
The Funds may, from time to time, include their yield, effective yield, tax-equivalent yield, average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of a Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.
Financial Statements
The Funds’ Annual Report for the fiscal year ended December 31, 2019, has been filed with the SEC.
The audited financial statements, including the notes thereto, in the Annual Report (the “Audited Financial Statements”) and the financial highlights in the Annual Report are incorporated by reference into this SAI. The Audited FinancialStatement of Additional Information	137

Statements and the financial highlights have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.
138	GuideStone Funds

Appendix A — Descriptions of Securities Ratings
A description of the rating policies of Moody’s Investors Services Inc. (“Moody’s”), S&P Global Ratings and Fitch, Inc./Fitch Ratings Ltd. (“Fitch”) with respect to bonds and commercial paper appears below.
Moody’s Global Long-Term Obligation Rating Scale
Moody’s long-term obligation ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all rankings of hybrid securities issued by banks, insurers, finance companies and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: a) the likelihood of payment (capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation); b) the nature and provisions of the financial obligation, and the promise imputed; and c) the protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated
Statement of Additional Information	A-1

lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.)
AAA — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
A-2	GuideStone Funds

Fitch’s International Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts. In aggregate, IDRs provide an ordinal ranking of issuers based on Fitch’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC — Substantial credit risk. Default is a real possibility.
CC — Very high levels of credit risk. Default of some kind appears probable.
C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; and (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD — Restricted default. “RD” ratings indicate an issuer, in Fitch’s opinion, has experienced: (a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but (b) has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and (c) has not otherwise ceased operating. This would include: (i) the selective payment default on a specific class or currency of debt; (ii) the uncured expiry of any applicable grace period, cure period or default
Statement of Additional Information	A-3

forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (iii) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or; (iv) ordinary execution of a distressed debt exchange on one or more material financial obligations.
D — Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects Fitch’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” ratings and ratings below the “CCC” category.
Moody’s Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, this means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-4	GuideStone Funds

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Dual Ratings: S&P Global Ratings may assign “dual” ratings to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Fitch’s International Short-Term Issuer Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Statement of Additional Information	A-5

Appendix B — GuideStone Funds’ Proxy Voting Policies and Procedures
Provided below are the proxy voting policies and procedures adopted by GuideStone Funds (the “Trust”).
Trust’s Policy Statement
GuideStone Funds (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust’s shareholders, and in a manner that takes into consideration only those factors that may affect the value of the shareholders’ investments and does not subordinate the interests of the shareholders and the value of their investments to unrelated objectives. The following procedures have been established to implement the Trust’s proxy voting program.
Trust’s Proxy Voting Program
GuideStone Capital Management, LLC (“GSCM”) serves as the investment adviser of each series of the Trust (each a “Fund” and collectively, the “Funds”).
Sub-Advised Funds
•	GSCM is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each sub-advised Fund (“Sub-Advised Fund”) or allocated portion thereof. The Trust has delegated proxy voting responsibility to GSCM. With respect to each Sub-Advised Fund, GSCM views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibility with respect to each Sub-Advised Fund to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting program as it relates to the Sub-Advised Funds, therefore, is to seek to ensure that the Sub-Advisers have acceptable proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.
•	The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated and need not be identical. Voting authority for the Sub-Advised Funds may not be exercised in certain circumstances (e.g., in connection with securities lending, although the Funds retain the ability to recall securities for voting purposes, or due to late receipt of information).
•	Each Sub-Adviser will disclose to GSCM the extent it uses any proxy voting service.
Funds of Funds (Target Date Funds and Target Risk Funds)
•	GSCM provides the day-to-day portfolio management services to certain Funds, each of which seeks to achieve its investment objective by investing in other mutual funds managed by GSCM (“Select Funds”), unaffiliated mutual funds or exchange-traded funds (“Underlying Unaffiliated Funds”) (“Funds of Funds”).
Sub-Advised Funds - Transition Management
•	From time to time, GSCM will utilize the execution and brokerage services of a transition manager to transfer all or a portion of a Sub-Advised Fund’s assets from one Sub-Adviser to another (“Transition”). If during the Transition shares held by a Select Fund are the subject of a proxy, GSCM has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures. GSCM will vote proxies on behalf of a Sub-Advised Fund undergoing a Transition in the best interest of the Sub-Advised Fund and its shareholders.
B-1	GuideStone Funds

Sub-Advised Funds – Direct Portfolio Management Activities
•	From time to time, GSCM may cause a Fund to acquire the equity securities of a particular issuer. When this occurs, GSCM will assume responsibility for voting any proxies associated with the security in accordance with these procedures and in the best interest of the Fund and its shareholders.
GSCM’s Proxy Voting Policies and Procedures
GSCM has a fiduciary duty to vote proxies on behalf of any Fund in the best interest of the Fund and its shareholders.
•	GSCM voting shares of the Select Funds. GSCM will pass through the vote of the Funds of Funds’ shares in the Select Funds to the shareholders of record of the Funds of Funds, and such shareholders of record will exercise the vote with respect to any proposal regarding the Select Funds. As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) will, always, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust.
•	GSCM voting shares of Underlying Unaffiliated Funds and Sub-Advised Funds (Undergoing Transition or Direct Management). With respect to voting proxies of Underlying Unaffiliated Funds and proxies of Sub-Advised Funds as described above, the following guidelines generally will apply:
•	The decision on how to vote a proxy will be made by GSCM based on what it determines to be in the best interest of the relevant Fund of Funds or Sub-Advised Fund and its shareholders and in accordance with these procedures.
•	GSCM may enlist the services of an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process.
•	In general, GSCM’s policy is to vote rather than abstain from voting on proxies. However, GSCM may abstain from voting proxies, for instance, when it determines that casting a vote would not reasonably be expected to have a material effect on the value of the Fund’s investment or where the cost of voting exceeds the expected benefit to the Fund. GSCM will vote against ballot issues where GSCM has not received enough information to make an informed decision.
•	GSCM typically considers voting matters for the Funds of Funds, Sub-Advised Funds – Transition and Sub-Advised Funds – Direct Management, on an issuer-specific basis, and considers the potential effect of the vote on the value of the Fund’s investment in the issuer.
•	Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trust’s Chief Compliance Officer (“CCO”) or other member of GSCM’s Compliance Department.
•	GSCM will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).
•	GSCM will be required to maintain proxy voting policies and procedures that satisfy the following elements:
•	Written Policies and Procedures. GSCM will maintain these written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide the Trust with copies of such policies and procedures. GSCM annually reviews the adequacy of these policies and procedures to ensure that they have been formulated reasonably and implemented effectively to help ensure GSCM casts votes in the best interests of its clients, including the Funds.
•	Conflicts of Interest. If GSCM becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of GSCM’s Compliance Department. If the CCO and/or the Compliance Department determines that a potential material conflict does exist, GSCM Compliance will exclude anyone at GSCM who is subject to such conflict from participating in the voting decision.
Statement of Additional Information	B-2

•	Voting Guidelines. GSCM may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process as deemed necessary. However, the ultimate decision as to how to vote a proxy will remain the responsibility of GSCM. When voting proxies, the following standards will apply to GSCM:
•	GSCM will vote based on what it believes is in the best interest of the relevant Fund and its shareholders and in accordance with the Fund’s investment guidelines.
•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.
•	If GSCM engages a proxy voting service, the CCO and/or GSCM’s Compliance Department will, on a periodic basis, review the services provided to assess (1) the proxy voting service’s capacity and competence to provide the contracted services, including any proxy voting advice, and (2) the proxy voting service’s policies and procedures for addressing conflicts of interest with respect to any proxy voting recommendations. GSCM will require the proxy voting service to update GSCM on an ongoing basis regarding any business changes relevant to the proxy voting service’s competence to provide voting advice, any conflicts of interest that may arise with respect to the service’s recommendations, and any operational or compliance issues or problems.
•	Record Retention and Inspection. GSCM is responsible for maintaining all documentation associated with its proxy voting decisions. GSCM Compliance will be responsible for verifying that such documentation is properly maintained in accordance with the Trust’s procedures and applicable laws and regulations.
GSCM’s Due Diligence and Compliance Program
•	Sub-Adviser Proxy Voting. As part of its ongoing due diligence and compliance oversight, GSCM will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. GSCM will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio. On an ongoing basis, GSCM will review each sub-adviser’s proxy voting policies and procedures upon receiving notification of changes to the proxy voting policies and procedures.
•	Elements to be considered by GSCM. When reviewing a Sub-Adviser’s proxy voting policies and procedures for the purposes of evaluating whether they are reasonably designed to prevent violation of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), GSCM will consider the following elements:
•	Whether the Sub-Adviser maintains written proxy voting policies and procedures in accordance with applicable laws and regulations, and provides to the Trust and GSCM, upon request, copies of such policies and procedures;
•	Whether the Sub-Adviser’s policies and procedures are reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients;
•	Whether the Sub-Adviser’s policies and procedures include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies;
•	Whether the Sub-Adviser’s policies and procedures identify the factors it will consider in determining how to vote proxies;
•	Whether the Sub-Adviser has an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and effective manner;
B-3	GuideStone Funds

•	Whether the Sub-Adviser has an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations, and provides to the Trust and GSCM such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or GSCM may reasonably request;
•	Whether the Sub-Adviser’s policies and procedures call for the Sub-Adviser to exercise appropriate oversight of any proxy voting services it uses for the purposes of voting proxies.
•	Proxy Voting Services. On an annual basis, GSCM will review the policies and procedures of any proxy voting service it uses regarding its: (a) capacity and competency; (b) process for receiving inputs; (c) conflicts of interest and how they are mitigated; and (d) errors, to the extent known.
Disclosure of Trust’s Proxy Voting Policies and Procedures and Voting Record
GSCM, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. GSCM (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.
The Trust currently employs Institutional Shareholder Services (“ISS") to record and report all proxies voted by Sub-Advisers on all portfolio securities. The records of all proxies voted on the Trust’s behalf are disclosed and made available to the public through two sources: 1) GuideStone Funds’ website and 2) the annual Form NPX report required by the Securities and Exchange Committee (SEC). The proxy voting information on the website is provided by ISS and it is updated as proxy votes are cast and recorded. The Form NPX report is filed annually with the Securities and Exchange Commission by The Northern Trust Company (regulatory administration) with the proxy voting information provided by ISS.
To ensure that the records being recorded on the Trust’s behalf by ISS are accurate, and that each sub-adviser’s votes are being cast as intended, the following procedures must be followed:
•	Annually, when the Form NPX report is being assembled, the “VDS” map must be reviewed for accuracy. The “VDS” map is a spreadsheet containing the account information for all GuideStone Funds’ portfolios. ISS uses this map when recording and reporting the proxy votes cast on the Trust’s behalf. The reviewer should obtain the current map from ISS and verify that all Sub-Advisers and account information are accurate. Any inaccuracies should be corrected before the NPX report is compiled.
•	Periodically, Sub-Advisers will change when current firms are replaced, or new firms are added. These changes, as well as any administrative changes dealing with custodian accounts or the addition of entirely new funds, will necessitate revisions to the VDS map at ISS. GSCM is responsible for relaying these changes to ISS and then ensuring that they are properly incorporated into the Trust’s VDS map.
•	On a quarterly basis, each Sub-Adviser is required to submit a report to GSCM detailing the proxies that were voted on the Trust’s behalf. On an annual basis, the compliance staff of GSCM will compare the reports submitted by the Sub-Advisers with the information being disclosed by ISS on the Fund’s website. The purpose of this exercise is to determine 1) that all the votes being cast on the Trust’s behalf are actually being captured and disclosed properly and 2) that the votes the Sub-Adviser intends to vote are actually being cast. Any discrepancies that are identified should be reported to The Northern Trust (regulatory administration) for investigation and correction if necessary.
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Reports to Trust’s Board of Trustees
GSCM will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to the Trust’s portfolio securities and any other information requested by the Board of Trustees.
B-5	GuideStone Funds

Appendix C — Descriptions of Proxy Voting Policies and Procedures
Provided below are descriptions of the proxy voting policies and procedures of the Adviser and each Sub-Adviser. These descriptions are not an exhaustive list of all of the issues that may arise in proxy voting, nor can the Adviser or Sub-Advisers anticipate all future situations. Copies of the Adviser’s and each Sub-Adviser’s full proxy voting policies and procedures are available upon request.
GuideStone Capital Management, LLC (“Adviser”). GuideStone Funds (the “Trust”) has delegated proxy voting responsibility for the Funds to the Adviser. The Adviser is responsible for the selection and ongoing monitoring of the Sub-Advisers who provide the day-to-day portfolio management for each sub-advised Fund (“Sub-Advised Fund”) (i.e., a Select Fund). With respect to each Sub-Advised Fund, the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibility with respect to each Sub-Advised Fund to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting program as it relates to the Sub-Advised Funds, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. In deciding to delegate this responsibility, the Board of Trustees of the Trust (the “Board”) reviewed and approved the policies and procedures adopted by the Adviser and the Sub-Advisers.
From time to time, the Adviser will utilize the execution and brokerage services of a transition manager to transfer all or a portion of a Sub-Advised Fund’s assets from one Sub-Adviser to another (“Transition”). If during the Transition shares held by a Sub-Advised Fund are the subject of a proxy, the Adviser has deemed it appropriate to assume responsibility to vote such proxy. The Adviser will vote proxies on behalf of a Sub-Advised Fund undergoing a Transition in the best interest of the Sub-Advised Fund and its shareholders.
The Adviser maintains its proxy voting responsibility with respect to the Target Date Funds and the Target Risk Funds (together, the “Fund of Funds”), each of which seeks to achieve its investment objective by investing primarily in the Sub-Advised Funds. Each Fund of Funds may also invest in unaffiliated mutual funds or exchange-traded funds (“Underlying Unaffiliated Funds”). The Adviser has a fiduciary duty to vote proxies on behalf of a Fund of Funds in the best interest of the Fund of Funds and its shareholders.
The Adviser will pass through the vote of the Funds of Funds’ shares in the Sub-Advised Funds to the shareholders of record of the Funds of Funds, and such shareholders of record will exercise the vote with respect to any proposal regarding the Sub-Advised Funds. As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust.
The Adviser may, at its own discretion and without consulting a Sub-Adviser, purchase individual securities on behalf of the Funds. When this occurs, the Adviser will maintain responsibility for voting proxies associated with the security(ies) purchased under its investment discretion. The Adviser will vote proxies on behalf of the Funds in the best interest of the Funds.
The Adviser may use an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process. The ultimate decision as to how to vote a proxy will remain the responsibility of the Adviser. In general, the Adviser’s policy is to vote rather than abstain from voting on proxies. However, the Adviser may abstain from voting proxies when it determines that the time and costs associated with the mechanics of voting proxies with respect to certain types of proposals or issuers may not be in the Fund of Fund’s best interest. The Adviser will vote against ballot issues where the Adviser has not received sufficient information to make an informed decision.
If the Adviser becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the Chief Compliance Officer (“CCO”) of the Trust or other member of the Adviser’s
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Compliance Department. If the CCO and/or the Compliance Department determines that a potential material conflict does exist, the Adviser’s Compliance Department will exclude anyone at the Adviser who is subject to such conflict from participating in the voting decision. Potential material conflicts of interest may arise between the interests of a Fund and the Adviser or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which the Adviser or its affiliates have a substantial economic interest. Potential conflicts of interest include portfolio managers of the Adviser owning shares of Underlying Unaffiliated Funds. However, to the extent the Adviser is following the recommendation of a proxy voting service, such portfolio manager will not be required to abstain from the vote with respect to such proxy.
The Adviser is responsible for maintaining all documentation associated with its proxy voting decisions. The Trust currently employs Institutional Shareholder Services (“ISS”) to record and report all proxies voted by Sub-Advisers on all portfolio securities. The records of all proxies voted on the Trust’s behalf are disclosed and made available to the public through two sources: (i) the Trust’s website; and (ii) the annual Form N-PX report required by the SEC. The proxy voting information on the website is provided by ISS, and it is updated as proxy votes are cast and recorded. The Form N-PX report is filed annually with the SEC by The Northern Trust Company with the proxy voting information provided by ISS.
The Adviser must periodically report to the Board with respect to the Trust’s implementation of its proxy program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to the Trust’s portfolio securities and any other information requested by the Board.
Allianz Global Investors U.S. LLC (“Allianz”). Allianz typically votes proxies as part of the firm’s discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, Allianz seeks to make voting decisions solely in the best interests of clients and to enhance the economic value of the underlying portfolio securities held in clients’ accounts.
Allianz has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of clients. The Proxy Guidelines set forth Allianz’s policies and procedures with regards to proxy voting and reflect Allianz’s general voting positions on specific corporate governance issues. For the purpose of voting proxies for all accounts of Allianz, Allianz uses the services of an affiliate, Allianz Global Investors GmbH (“Allianz GI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to Allianz are considered “associated persons” as that term is defined in the Advisers Act. AllianzGI has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider offers a variety of proxy-related services to assist in Allianz’s handling of proxy voting responsibilities.
The Proxy Guidelines also provide for oversight of the proxy voting process by a proxy committee comprised of senior representatives from various functions within the organization (“Proxy Committee”). The Proxy Guidelines summarize Allianz’s standard positions on various issues, including issues of corporate governance and corporate actions, and give general indication as to how Allianz will vote shares on such issues. Under certain circumstances, Allianz may not vote proxies in accordance with the standard positions denoted in the Proxy Guidelines, for example if: (i) the Proxy Guidelines do not cover potential voting issues; (ii) Allianz determines there may be a potential material conflict between Allianz’s interest and those of a client with respect to proxy voting; and (iii) the Proxy Committee has determined that voting otherwise would be in the best interests of Allianz’s clients. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.
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In certain circumstances, a client may request in writing that Allianz vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, Allianz will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
Allianz will generally refrain from voting proxies on securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because Allianz cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), Allianz may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country. Allianz will not be responsible for voting of proxies that Allianz has not been notified on a timely basis by the client’s custodian.
In accordance with the Proxy Guidelines, Allianz may review additional criteria associated with voting proxies and evaluate the expected benefit to clients when making an overall determination on how or whether to vote a proxy. In addition, Allianz may refrain from voting a proxy on behalf of clients’ accounts due to de minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by Allianz, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information or where circumstances beyond the firm’s control prevent it from voting. For example, Allianz may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair Allianz’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on non-U.S. person’s ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis. Allianz will be unable to vote securities on loan under securities lending arrangements into which Allianz’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, Allianz may request that the client recall securities that are on loan if the firm determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.
American Century Investment Management, Inc. (“American Century”). American Century is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, American Century has been delegated the authority to vote proxies with respect to investments held in the accounts the firm manages. In the exercise of proxy voting authority which has been delegated to the firm by particular clients, American Century will apply proxy voting policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing. In providing the service of voting client proxies, American Century is guided by general fiduciary principles, must act prudently, solely in the interest of clients, and must not subordinate client interests to unrelated objectives.
American Century (along with the boards of the American Century Investments mutual funds) have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting policies specifically address these considerations and establish a framework for the firm’s consideration of the vote that would be appropriate for, and in the best interest of, clients. In particular, the proxy voting policies outline principles and factors to be considered in the exercise of voting authority for proposals addressing:
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•	election of directors;
•	ratification of selection of auditors;
•	compensation matters;
•	executive compensation;
•	equity-based compensation plans;
•	anti-takeover proposals;
•	cumulative voting;
•	staggered boards;
•	“blank check” preferred stock;
•	elimination of preemptive rights;
•	non-targeted share repurchase;
•	increase in authorized common stock;
•	“supermajority” voting provisions or “super voting” share classes;
•	“fair price” amendments;
•	limiting the right to call special shareholder meetings;
•	poison pills or shareholder rights plans;
•	golden parachutes;
•	reincorporation;
•	confidential voting;
•	opting in or out of state takeover laws;
•	transaction related proposals;
•	proposals involving environmental, social and governance matters;
•	anti-greenmail proposals;
•	changes to indemnification provisions;
•	non-stock incentive plans;
•	director tenure;
•	directors’ stock option plans;
•	director share ownership; and
•	non-U.S. proxies.
Except as otherwise indicated in these proxy voting policies, American Century will vote all proxies with respect to investments held in the client accounts the firm manages. American Century will attempt to consider all factors of the firm’s vote that could affect the value of the investment. Although in most instances American Century will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by American Century may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the firm include, but are not limited to, proxy contests and proposed mergers. In short, American Century will vote proxies in the manner that the firm believes will do the most to maximize shareholder value. Under certain circumstances, American Century may not be able to timely exercise the voting associated with particular securities held in a client’s account, including, but not limited to, when securities are out on loan pursuant to a securities lending program.
C-4	GuideStone Funds

American Century may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the proxy voting policies, provide systems to assist with casting the proxy votes and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, American Century will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following: (i) periodic sampling of votes cast through the proxy advisory firm’s systems to determine that votes are in accordance with American Century’s proxy voting policies and the firm’s clients best interests; (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the proxy advisory firm to determine whether it continues to have the resources (e.g., staffing, personnel, technology, etc.) capacity and competency to carry out the obligations to American Century; (iii) a review of the proxy advisory firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations; (iv) requesting that the proxy advisory firm notify American Century if there is a change in the proxy voting firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change; and (v) in case of an error made by the proxy advisory firm, discussing the error with the proxy advisory firm and determining whether appropriate corrective and preventative action is being taken. In the event an error is discovered in the research or voting recommendations provided by the proxy advisory firm, American Century will take reasonable steps to investigate the error and seek to determine whether the proxy advisory firm is taking reasonable steps to reduce similar errors in the future.
While American Century takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with the firm’s proxy voting policies.
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with management’s recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the American Century’s staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for clients. To ensure that such a conflict of interest does not affect proxy votes cast for the firm’s clients, American Century proxy voting personnel regularly catalog companies with whom the firm has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
AQR Capital Management, LLC (“AQR”). AQR’s authority to vote proxies for its clients, if granted, is established by its investment advisory agreements or comparable documents. AQR has established proxy voting policies and procedures, and AQR’s compliance department monitors the proxy voting process. The proxy voting procedures are designed to ensure that proxies are voted in the clients’ best interest. AQR will generally vote proxies according to the proxy voting guidelines developed by Institutional Shareholder Services Inc. (“ISS”) and adopted by AQR. ISS is an unaffiliated third party corporate governance research service that provides proxy-related services including, but not limited to, proxy research, vote recommendations, recordkeeping and reporting.
AQR requires ISS to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires ISS to provide information on how the conflict is being addressed. If, as a result of AQR’s examination of ISS’ conflicts of interest, a
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determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer (the “CCO”) or designee will determine whether to follow ISS’ recommendation or take other action with respect to the proxy vote.
AQR mitigates potential conflicts of interest by generally voting in accordance with the pre-determined voting recommendations outlined in the subscribed voting guidelines of ISS. However, from time to time, AQR may determine to vote contrary to the recommendation of ISS which could give rise to potential conflicts of interest.
To the extent that AQR is voting a proxy itself and not utilizing ISS’ recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from the CCO or designee, AQR will not (i) engage in conduct that involves an attempt to change or influence the control of a public company; (ii) announce its voting intentions and the reasons thereof; or (iii) initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
AQR or ISS may not vote a proxy in certain situations, including but not limited to, when (i) the cost of voting a proxy outweighs the benefit of voting; (ii) AQR is not given enough time to process a vote; (iii) AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; (iv) there are legal restrictions on trading resulting from the exercise of a proxy; or (v) voting would cause an undue burden to AQR.
In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’ recommendation, AQR’s compliance department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities of AQR, its personnel and its affiliates with the issuer of the security in question. If, as a result of AQR’s compliance department examination, a material conflict of interest is found to exist, AQR will determine whether: (i) directly voting the meeting is in the best interests of the client; (ii) ISS’ recommendation should be followed; or (iii) the client should approve the ISS recommendation.
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”). BHMS has the responsibility to vote proxies for equity securities for clients who have delegated this responsibility to the firm, and under BHMS’ fiduciary duty, the firm’s policy is to vote clients’ proxies in the best economic interests of clients, the beneficial owners of the shares. BHMS has adopted a Proxy Voting Policy and maintains written procedures for the handling of research, voting and reporting of proxy votes and making appropriate disclosures about proxy voting on behalf of clients.
To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. (“Glass Lewis”). Glass Lewis provides: research on corporate governance, financial statements, business, legal and accounting risks; proxy voting recommendations, including environmental and social governance (ESG) voting guidelines; portfolio accounting and reconciliation of shareholdings for voting purposes; and proxy voting execution, record keeping and reporting services.
Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee
•	BHMS’ Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining the firm’s voting guidelines in its procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the Chief Compliance and Risk Officer, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator and an at-large portfolio manager.
•	BHMS’ proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the operations department.
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•	BHMS’ research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the firm’s analysis and are in the best interest of the shareholders, its clients.
•	BHMS’ equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’ Proxy Voting Guidelines, internal research recommendations and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.
Conflicts of Interest
•	Potential conflicts may arise when clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares, and because BHMS has no information about clients’ shares on loan, the proxies for those shares may not be voted.
•	BHMS invests in equity securities of corporations who are also clients of the firm; in such cases, BHMS seeks to mitigate potential conflicts by:
•	Making voting decisions for the benefit of the shareholder(s), its clients;
•	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and
•	Documenting the votes of companies who are also clients of the firm.
•	If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether BHMS will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.
Exceptions
•	Limited exceptions may be permitted based on a client’s circumstances, such as foreign regulations that create a conflict with U.S. practices, expenses to facilitate that outweigh the benefit of proxy voting or other circumstances.
BlackRock Financial Management, Inc. (“BlackRock”). BlackRock votes (or refrains from voting) proxies for each client for which the firm has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of the firm’s independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the client, the client’s affiliates (if any), BlackRock or BlackRock’s affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees (“Committees”). The Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential
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difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.
As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committees determine that the costs (including, but not limited to, opportunity costs associated with share blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the portfolio manager of an account, in consultation with the Corporate Governance Group, may determine that the specific circumstances of an account require that account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the accounts they manage based on their analysis of the economic impact of a particular ballot item.
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a fund or a fund’s affiliates. BlackRock manages most conflicts through the structural separation of the Corporate Governance Group from employees with sales responsibilities. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.
Clients that have not granted BlackRock voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers. BlackRock generally does not provide proxy voting recommendations to clients who have not granted BlackRock voting authority over their securities.
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a fund or a fund’s affiliates. BlackRock manages most conflicts through the structural separation of the Corporate Governance Group from employees with sales responsibilities. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.
Clients that have not granted BlackRock voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers. BlackRock generally does not provide proxy voting recommendations to clients who have not granted BlackRock voting authority over their securities.
Brown Advisory, LLC (“Brown Advisory”). Brown Advisory’s proxy voting policy (“Policy”) has been designed to ensure that the firm votes proxies in the best interest of clients so as to promote the long-term economic value
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of the underlying securities. To facilitate the proxy voting process, Brown Advisory has engaged Institutional Shareholder Services Inc. (“ISS”), an unbiased, unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to ISS’ proxy vote management system, which provides a means to receive and vote proxies, as well as services for recordkeeping, auditing, reporting and disclosure regarding votes.
On a regular basis, Brown Advisory’s portfolio managers are supplied with a list of upcoming proxies issued for companies that are actively recommended by the firm. Except in situations identified as presenting material conflicts of interest, the portfolio manager who follows an issuer may make the final voting decision based on a variety of considerations, including his or her review of relevant materials, his or her knowledge of the company and ISS’ recommendations. In circumstances where the Brown Advisory’s portfolio managers do not provide a vote recommendation, proxies will be voted according to ISS’ recommendations, unless specific guidelines provided to ISS by the firm specify otherwise. Proxies are generally voted in accordance with ISS’ recommendations for all client types.
In keeping with the firm’s fiduciary obligations to clients, Brown Advisory considers each proxy voting proposal on its own merits and an independent determination is made based on the relevant facts and circumstances. Proxy proposals include a wide range of matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters. For socially responsible investing clients, the firm follows ISS’ guidelines that focus on enhanced environmental, social and governance practices. For Taft-Hartley clients, the firm follows the ISS Taft-Hartley Guidelines. Although ISS’ guidelines are generally followed, Brown Advisory may depart from these guidelines when the firm deems such departure necessary in the best interest of the client.
For actively recommended issuers domiciled outside the United States, Brown Advisory may follow ISS’ international proxy voting guidelines, including, in certain circumstances, country-specific guidelines.
A “conflict of interest” means any circumstance when Brown Advisory or one of the firm’s affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from or sits on the board of, a particular issuer or closely affiliated entity (including officers and directors thereof), and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of Brown Advisory serves as a director of an actively recommended issuer or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in the best interest of the client. Brown Advisory will vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters and Immaterial Conflicts. Brown Advisory may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with the firm’s Policy. A conflict of interest will be considered material to the extent that it is determined that certain interests and the interests of clients or Fund shareholders conflict on how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of Brown Advisory serves as a director of an actively recommended issuer, or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Such conflicts of interest could potentially influence the firm’s decision-making in voting a proxy. Materiality determinations will be made by the chief compliance officer, in consultation with counsel, based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters. If Brown Advisory believes that (a) the firm has a material conflict; and (b) that the issue to be voted upon is non-routine or is not covered by the Policy, then to avoid any potential conflict of interest: (i) in the case of a Fund, the firm shall contact the Fund board for a review and determination; (ii) in the case of all other conflicts or potential conflicts, the firm may “echo vote” such shares, if possible, which means the firm will vote the shares in the same proportion as the vote of all other holders of the
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issuer’s shares; or (iii) in cases when echo voting is not possible, the firm may defer to ISS’ recommendations or confer with counsel to ensure that the proxy is voted in the best interest of the client.
If the aforementioned options would not ameliorate the conflict or potential conflict, then the firm may abstain from voting. In recognition of Brown Advisory’s fiduciary obligations, the firm generally endeavors to vote all proxies received. However, Brown Advisory may abstain from voting proxies in certain circumstances. For example, the firm may determine that abstaining from voting is appropriate if voting may be unduly burdensome or expensive or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.
ClearBridge Investments, LLC (“ClearBridge”). ClearBridge votes proxies for each client that has specifically authorized the firm to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act 1940, as amended, the 1940 Act and the ERISA and the rules and regulations adopted under these laws.
ClearBridge’s goal in voting proxies is to act prudently, solely in the best interest of the beneficial owners of the accounts the firm manages. ClearBridge attempts to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner the firm believes will be consistent with efforts to maximize shareholder votes. In the case of a proxy issue for which there is a stated position, ClearBridge generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in the ClearBridge Proxy Voting Policies and Procedures (the “Policy”) that the firm considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth the Policy. In the case of a proxy issue for which there is no stated position or list of factors that the firm considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth in the Policy. ClearBridge may utilize an external service provider to provide the firm with information and/or a recommendation with regard to proxy votes, but ClearBridge is not required to follow any such recommendations. The use of an external service provider does not relieve ClearBridge of the responsibility for the proxy vote.
For routine matters, ClearBridge usually votes according to the Policy or the external service provider’s recommendation, although the firm is not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine (e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge), the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.
ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee, which is comprised of firm personnel (and others, at ClearBridge’s request), as designated from time to time.
In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, the firm follows procedures designed to identify and address material conflicts of interest that may arise between ClearBridge’s interests and those of clients before voting proxies on behalf of such clients. The Proxy Committee reviews and addresses conflicts of interest brought to its attention. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. A written record of the method used to resolve a material conflict of interest is maintained.
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Delaware Investments Fund Advisers (“DIFA”). DIFA is a series of Macquarie Investment Management Business Trust (“MIMBT”). If and when proxies need to be voted on behalf of clients, DIFA will vote such proxies pursuant to the MIMBT Proxy Voting Policies and Procedures (the “Procedures”). To help make sure that DIFA votes client proxies in accordance with the Procedures and in the best interests of clients, MIMBT has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing DIFA’s proxy voting process. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow DIFA to vote proxies in a manner consistent with the goal of voting in the best interests of clients. In order to facilitate the actual process of voting proxies, DIFA has contracted with Institutional Shareholder Services (“ISS”) to review and analyze proxy statements and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for a client, ISS will create a record of the vote.
The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, DIFA will normally vote against management’s position when it runs counter to the firm’s specific Proxy Voting Guidelines (the “Guidelines”), and DIFA will also vote against management’s recommendation when it believes that such position is not in the best interests of clients.
As stated previously, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.
MIMBT has a section in the Procedures that addresses the possibility of conflicts of interest. Most proxies received by DIFA on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all DIFA-related client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the firm to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DIFA during the proxy voting process. In the very limited instances where DIFA is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DIFA or affiliated persons of DIFA. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of clients.
Goldman Sachs Asset Management, L.P. (“GSAM”). GSAM has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which GSAM has voting discretion. Under the Policy, the firm’s guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”) that are generally applied when voting on behalf of client accounts. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Proxy
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Voting Policy, including the Guidelines, is reviewed periodically to ensure it continues to be consistent with the firm’s guiding principles.
GSAM has retained a third-party proxy voting service, currently Institutional Shareholder Services (the “Proxy Service”), to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) for each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.
From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. As a result, GSAM, from time to time, may determine that it is not desirable to vote proxies in certain circumstances. Among other limits, federal, state, foreign regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
GSAM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that GSAM makes on behalf of advisory clients, including the client accounts, and to help ensure that such decisions are made in accordance with GSAM’s fiduciary obligations to clients. These processes include GSAM’s use of GSAM’s Guidelines, Recommendations from Proxy Service, the override approval process previously discussed and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting processes, actual proxy voting decisions of GSAM may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.
Client Directed Votes. GSAM’s clients who have delegated voting responsibility to GSAM with respect to their client accounts may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, but cannot provide assurances that such voting requests will be implemented.
Proxy Voting Policies — No Authority. As noted above, GSAM is not delegated proxy voting authority on behalf of all client accounts. With respect to those client accounts for which GSAM does not conduct proxy voting, clients should work with their custodians to ensure they receive their proxies and other solicitations for securities held in their client accounts.
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Harris Associates L.P. (“Harris”). Harris believes that proxy voting rights are valuable portfolio assets and an important part of the investment management process, and the firm exercises voting responsibilities as a fiduciary solely with the goal of serving the best interests of its clients in their capacity as shareholders of a company. Harris’ Proxy Voting Committee, comprised of investment professionals, reviews and recommends policies and procedures regarding the firm’s proxy voting and ensures compliance with those policies. In determining how to vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, the firm’s employees or affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris’ proxy voting guidelines provide a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. Harris will generally vote proxies in accordance with the firm’s proxy voting guidelines (the “Guidelines”), except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed the firm to vote otherwise. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to the Guidelines. The firm’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to the Guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
Harris considers the reputation, experience and competence of a company’s management when evaluating the merits of investing in a particular company, and the firm invests in companies in which it believes management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of the firm’s investment. Accordingly, on most issues, Harris casts votes in accordance with management’s recommendations. This does not mean that Harris does not care about corporate governance. Rather, it is confirmation that the firm’s process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When Harris believes management’s position on a particular issue is not in the best interest of clients, the firm will vote contrary to management’s recommendation.
Harris may determine not to vote a proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.
The Proxy Voting Committee, in consultation with Harris’ Legal and Compliance Departments, is responsible for monitoring and resolving any possible potential conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris, or Harris is actively soliciting business from the issuer; (ii) when Harris is aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when Harris is aware that the firm has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when Harris is aware that a firm employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company).
Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited (together, “Heitman”). Heitman’s general policy with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in the best interest of such clients. Heitman utilizes the services of one or more independent unaffiliated proxy firms, which are responsible for: notifying the applicable Heitman adviser in advance of the shareholder meeting at which such proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility
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issues; recommending actions with respect to proxies which are always deemed by the applicable proxy firm to be in the best interests of the shareholders; and maintaining records of proxy statements received and votes cast.
Heitman considers each corporate proxy statement on a case-by-case basis and may vote a proxy in a manner different from that recommended by the applicable proxy firm when deemed appropriate. There may also be occasions when Heitman determines, contrary to the proxy voting firm recommendation that not voting such proxy may be in the best interest of clients, such as: (i) when the cost of voting such proxy exceeds the expected benefit to the client; or (ii) if the applicable Heitman adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.” The firm generally votes with the recommendations from the proxy firm unless a client investment management agreement has a different requirement or Heitman’s Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”) rejects the recommendations.
Heitman has established the Proxy Committee, consisting of: (i) a Public Securities lead portfolio manager; (ii) the chief legal officer of Heitman LLC, or if the chief legal officer is unavailable, a reserve designee as may be appointed by Heitman from time to time; and (iii) the head of Global Public Real Estate Securities. The Public Securities lead portfolio manager that is appointed to the Proxy Committee will be from a Heitman adviser other than the Heitman adviser that proposed rejecting the recommendation. The Proxy Committee is responsible for reviewing and addressing any instance where a portfolio manager determines that a proxy firm recommendation is not in the best interest of clients and wants to vote a proxy in a manner inconsistent with the recommendation of the proxy firm, Heitman’s proxy voting policy or identifies actual or perceived conflicts of interests in the context of voting proxies.
On an annual basis, the Proxy Committee shall review this policy and procedure, and the proxy firm(s) and will recommend changes, as needed.
As a general rule, a representative of the Heitman Operations group (“Operations”) processes all proxies which any Heitman adviser is entitled to vote. When a proxy is received, Operations will send a Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy. In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the portfolio manager may consider information from various sources, including, without limitation, another Heitman portfolio manager or research analyst, management personnel of the company conducting the proxy and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and any of its clients with respect to such proxy. The portfolio manager returns the Proxy Analysis Report to Operations indicating his or her voting recommendation for the proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and its clients with respect to such proxy. If a portfolio manager recommends responding to a particular proxy contrary to the proxy firm recommendation or perceives an actual or potential conflict of interest, the exception is noted and set aside for consideration by the portfolio manager. Operations compiles all exceptions and forwards such exceptions promptly to the members of the Proxy Committee, selecting an applicable Public Securities lead portfolio manager. The Proxy Committee convenes to review the exceptions. Proxy Committee meetings may be conducted in person, via teleconference/ videoconference or via e-mail. Regardless of the manner in which the Proxy Committee meeting has been conducted, Operations will participate and will document the actions of the Proxy Committee.
In instances where suspected conflicts of interest have been identified, the Proxy Committee will evaluate whether an actual or potential material conflict of interest exists and, if so, how it should be addressed in voting or not voting the particular proxy. In such cases, the Proxy Committee may decide (i) to independently determine that no material conflict of interest exists or will likely potentially exist; (ii) to respond to such proxy in strict accordance with the recommendations of the proxy firm; or (iii) to take another course of action that, in the opinion of the Proxy Committee, adequately addresses the conflict of interests issue. At or following the Proxy Committee meeting, the Proxy Committee may confirm or overturn, in any case, either in whole or in part, any recommendations made by the portfolio manager. The vote of a majority of the Proxy Committee shall be
C-14	GuideStone Funds

required to confirm any recommendations by the portfolio manager to vote any proxy contrary to the proxy firm recommendation as to how to vote that issue.
In cases other than those requiring a Proxy Committee meeting, Operations will respond to the proxy in accordance with the recommendations of the proxy firm except in instances where a client has advised Heitman in writing that particular proxies or proxies of a certain type should be responded to in a particular fashion, in which circumstance Operations will respond to the proxy in question in accordance with such advice. Upon request from any member of the Proxy Committee or Compliance department, Operations will prepare a Proxy Voting Summary (“Summary”) for the Proxy Committee containing all of the proxy firm’s proxy vote recommendations that were overridden during the period. The Summary will also highlight any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”). Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of clients, proxies will be voted in their best interests in accordance with Jacobs Levy’s policies and procedures.
The chief compliance officer is responsible for ensuring proxies are voted in accordance with the Jacobs Levy guidelines. Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with recommendations provided by Institutional Shareholder Services (“ISS”), a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals, such as electing directors and selection of auditors. Jacobs Levy’s policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS’s recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.
The chief compliance officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.
Legal & General Investment Management America, Inc. (“LGIMA”). LGIMA has adopted the Global Corporate Governance and Responsible Investment Principles (the “Principles”). LGIMA believes that these Principles align with both the best interest of the firm’s clients and the long-term success of companies. Further, LGIMA has engaged with its affiliate’s, Legal & General Investment Management, Ltd. (“LGIM”), independent Corporate Governance & Responsible Investment Team to research, engage and make proxy voting recommendations on behalf of LGIMA clients.
LGIMA also acts as the investment adviser to equity index segregated, or separately-managed accounts, as well as sub-adviser to several mutual funds and other collective investment trusts, collectively referred to as “Index Segregated Accounts.” For these accounts, LGIMA has engaged Institutional Shareholder Services (“ISS”) to research and administer the proxy votes, and all such votes cast by ISS are based on the ISS pre-determined policy. Investors can access ISS's predetermined proxy voting policy through issgovernance.com. Furthermore, investors in Index Segregated Accounts can elect to delegate the proxy voting to LGIMA and follow the Principles, incorporated herein by reference, and as amended from time to time with ISS solely administering the proxy votes.
LGIMA has adopted strict guidelines for voting the firm’s proxies in accordance with these stated policies. However, LGIMA has delegated the submission of the firm’s votes, and for Index Segregated Accounts not electing the Principles, to ISS. Due to certain mitigating circumstances, including, but not limited to, cost, effort, variety of regulatory schemes and corporate governance requirements, LGIMA may determine that the benefit of
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not voting proxies will outweigh the benefit of voting proxies. LGIMA will review local proxy voting requirements when making these decisions.
The London Company of Virginia, LLC (“London Company”). The London Company acts as discretionary investment adviser for various clients and the authority to vote proxies is established through the delegation of discretionary authority under the firm’s investment advisory contracts with clients. Therefore, unless a client reserves the right, in writing, to vote its own proxies, the London Company will vote all proxies in a timely manner as part of the firm’s full discretionary authority over client assets in accordance with the Proxy Voting Policies and Procedures (the “Procedures”). When voting proxies, the London Company’s utmost concern is that all decisions be made solely in the best interest of the client and will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.
The London Company’s Proxy Voting Committee (the “Committee”) meets periodically to monitor the firm’s overall adherence to the current policies and procedures, as well as provide advice for the revisions thereof. The Committee also reviews the rationale for proxy votes not covered by the Procedures, or that present a potential conflict of interest. Where a proxy proposal raises a material conflict between the London Company’s interests and a client’s interest, the London Company will resolve the matter on a case-by-case basis by abstaining from the vote, voting in accordance with the guidelines set forth by the proxy voting service or vote the way the London Company feels is in the best interest of the client. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the London Company has determined that it is in the client’s best interest, the firm will not vote proxies received. The following are certain circumstances where the London Company will limit the firm’s role in voting proxies:
•	Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the London Company will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the London Company, the proxy will promptly be forwarded to the client or specified third party.
•	Terminated Account. Once a client account has been terminated with the London Company, in accordance with the investment advisory agreement, the firm will not vote any proxies received after the termination. However, the client may choose to specify, in writing, that proxies should be directed to the client (or a specified third party) for action. There may be occurrences in which a proxy may be voted by the London Company for a terminated account (i.e., the record date of a proxy vote occurs prior to termination).
•	Limited Value. If the London Company determines that the value of a client’s economic interest, or portfolio holding, is indeterminable or insignificant, the firm may abstain from voting proxies.
•	Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the London Company determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the firm may recall the security for purposes of voting.
•	Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the London Company may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.
•	Paper Ballot Does Not Arrive in the Mail. On occasion, a paper ballot will not arrive in the mail until after the voting deadline. In this circumstance, the London Company is unable to vote the client’s proxy.
In accordance with Rule 204-2 under the Investment Advisers Act of 1940, the London Company will maintain for the time periods set forth in the Rule (i) these Procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the London Company may rely on the proxy statement filed on EDGAR as the firm’s records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the London Company
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that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.
Loomis, Sayles & Company, L.P. (“Loomis”). Loomis uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis has voting authority. Loomis will generally follow the firm’s express policy unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee, either directly or by application of the policy. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security. Loomis’ Proxy Committee has established these routine policies in what the Proxy Committee believes are the best investment interests of Loomis’ clients.
The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the procedures, including an annual review of the procedures to ensure consistency with internal policies and regulatory agency policies, to review existing voting guidelines and developing additional voting guidelines to assist in the review of proxy proposals, and to review the proxy voting process and address any general issues that relate to proxy voting; (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate; and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.
Loomis has established policies to ensure that proxy votes are voted in clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis votes in accordance with its pre-determined policies set forth in the procedures. Second, where these Procedures allow for discretion, Loomis will generally consider the recommendations of the Proxy Voting Services in making voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of the firm’s clients, then the Proxy Committee may use discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis may have; and (2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
MFS Institutional Advisors, Inc. (“MFSI”). Massachusetts Financial Services Company, MFSI, MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd. and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
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MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from clients. These comments are carefully considered when MFS reviews these guidelines and revises them as appropriate, in MFS’ sole judgment.
The administration of the MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing or sales. The MFS Proxy Voting Committee:
•	Reviews the MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
•	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override the MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by the MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
•	Considers special proxy issues as they may arise from time to time; and
•	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or MFS subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of the firm’s investment management business, MFS believes that the potential for actual material conflict of interest issues is small. Nonetheless, precautions have been developed to assure that all proxy votes are cast in the best long-term economic interest of clients. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client
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activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or an MFS subsidiary to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the MFS Proxy Voting Policies and Procedures; (ii) matters presented for vote are not governed by the MFS Proxy Voting Policies and Procedures; (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote; or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions) (collectively, “Non-Standard Votes”), the MFS Proxy Voting Committee will follow these procedures:
•	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
•	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
•	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and
•	For all potential material conflicts of interest identified in the prior bullet, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
MFS, on behalf of the firm and certain clients (including the MFS Funds), has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions. Proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to the MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which the firm may take into account in deciding how to vote. MFS uses the firm’s own internal research, the research of the Proxy Administrator and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders; (ii) environmental and social proposals that warrant further consideration; or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with the MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.
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For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.
As noted, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in the policies.
Mondrian Investment Partners Ltd. (“Mondrian”). Mondrian will vote proxies on behalf of clients pursuant to the firm’s Proxy Voting Policies and Procedures (the “Procedures”). To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two senior investment staff; (ii) chief operating officer; and (iii) chief compliance officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.
In order to facilitate the actual process of voting proxies Mondrian has contracted with an independent company, Institutional Shareholder Services Inc. (“ISS”). As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (“Guidelines”). If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy. Mondrian also reviews and assesses the services provided by ISS and will address any concerns as they arise.
Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.
Mondrian’s investment analysts review all individual proxy voting motions. They will take into consideration the relevant facts and circumstances, the ISS recommendation, the ISS research, and any conflicts of interest to determine how the proxy should be voted so that the proxy is voted in the best interests of the client. As Mondrian has adopted the Guidelines, in the vast majority of cases, Mondrian will follow the ISS recommendation. However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.
The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or, if necessary, solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use
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the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.
ISS is then instructed to issue the vote. After a proxy has been voted, ISS will create a record of the vote in order to help Mondrian comply with the firm’s duties.
Neuberger Berman Investment Advisers, LLC (“Neuberger Berman”). Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.
Neuberger Berman’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (“Glass Lewis”) to vote proxies in accordance with Neuberger Berman’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.
Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.
In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Pacific Investment Management Company LLC (“PIMCO”). PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with the firm’s fiduciary obligations and applicable law; the Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
As a general matter, when PIMCO has proxy voting authority, the firm has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to the firm’s attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
PIMCO has retained an industry service provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest the firm may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not
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provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described previously, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.
Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and its role is limited to election processing and recordkeeping. When processed as corporate action consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action consents with respect to fixed income securities.
The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.
PIMCO will supervise and periodically review the firm’s proxy voting activities and the implementation of the Proxy Policy.
Parametric Portfolio Associates LLC (“Parametric”). Parametric has adopted and implemented policies and procedures (“Proxy Voting Policies and Procedures”) that govern proxy voting on behalf of clients for whom Parametric has voting responsibility. These policies and procedures are intended to ensure Parametric votes proxies in the best interests of clients, that Parametric complies with Rule 206(4)-6 and fulfills the firm’s obligations to clients.
Parametric’s policy is to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. Parametric votes on an individual basis and bases voting decisions on the firm’s reasonable judgment of what will serve the best financial interest of clients, the beneficial owners of the security. If deemed necessary, Parametric may consider research and guidance issued by a third party proxy service provider when making a vote determination. In determining the firm’s vote, Parametric will not and does not subordinate the economic interests of clients to any other entity or interested party. To ensure that Parametric votes proxies consistently with this policy, Parametric has established predetermined proxy voting guidelines (the “Guidelines”), which are contained within the Proxy Voting Policies and Procedures. The Guidelines are set annually by the firm’s Corporate Governance Committee.
The firm’s proxy voting is administered on a daily basis to ensure proxies are voted in accordance with the Guidelines or other specified guidelines set and provided by a client. In the unlikely event that a proxy is not addressed by the Guidelines, the proxy will be referred to the Proxy Voting Committee (the “Committee”) for consideration.
The Committee meets on a quarterly basis to oversee and monitor the firm’s proxy voting practices. The Committee is comprised of senior managers representing Operations, Compliance, Investment Strategy and Portfolio Management. In addition to being responsible for making vote determinations for ballot items not addressed by the Guidelines, the Committee considers requests from clients, portfolio managers or others to vote a proxy contrary to the Guidelines. On an annual basis, the Committee will review the Guidelines to ensure they are current, appropriate and designed to serve the best interest of clients and fund shareholders and recommend changes to the Corporate Governance Committee.
Parametric utilizes the criteria set by the Proxy Voting Committee to identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote in the best interest of clients. To avoid
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potential conflicts of interest, all proxies are voted by Parametric in accordance with the Guidelines. If a proxy is received and is not addressed by the Guidelines, the Proxy Voting Committee will review to determine if a material conflict exists. If a material conflict exists, Parametric will refrain from voting the proxy until it has disclosed the conflict and has received instructions from the clients as how to vote the proxy. The Committee will document its rationale when making determinations regarding potential conflicts of interest.
Payden & Rygel. Payden & Rygel expects to fulfill the firm’s fiduciary obligation to clients by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own. To that end, Payden & Rygel has a Proxy Voting Committee to consider any issues related to proxy matters. Payden & Rygel considers all aspects of the issues presented by a proxy matter, and depending upon the particular client requirement, Payden & Rygel may vote differently for different clients on the same proxy issue.
Payden & Rygel carefully considers all aspects of each issue as it relates to a company, and the firm works with Glass Lewis & Co.’s proxy research service, which provides additional, detailed information on issues to be voted upon.
RBC Global Asset Management (UK) Limited (“RBC GAM UK”). RBC GAM UK has adopted the Royal Bank of Canada Global Asset Management group (the “RBC GAM group”) Proxy Voting Policy and Guidelines (“Guidelines”) and the related procedures which apply to all funds and client accounts over which the RBC GAM group entities have been delegated the authority to vote proxies.
The Guidelines are comprehensive and set out detailed guidelines on areas that include (i) structure and independence of the board of directors; (ii) management and director compensation; (iii) takeover protection; (iv) shareholder rights; and (v) environmental and social shareholder proposals. The Guidelines are reviewed and updated on an annual basis as corporate governance best practice evolves.
A Proxy Voting Committee (the “Committee”) has been formed and is responsible for (i) instances where it is in the best interests of a client to deviate from the Guidelines based on the unique circumstances of a certain ballot item; (ii) where the proxy voting may give rise to an actual or perceived conflict of interest; or (iii) unique circumstances regarding corporate action items. Proxy voting decisions are made by the Committee based on a review of the voting matter with the portfolio managers and, if the chief investment officer deems necessary, with the chief executive officer and/or Board of Directors of the relevant RBC GAM group entity. If any member of the Committee is aware of a conflict of interest related to himself or herself and the exercise of the proxy voting rights, that member will excuse himself/herself from any discussions or decision making process concerning that proxy voting matter.
Institutional Shareholder Services Inc. (“ISS”) provides proxy voting administration services. ISS makes a recommendation as to how each ballot item should be voted in accordance with the Guidelines. Each recommendation is reviewed by an internal proxy analyst prior to the vote being submitted.
RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited (collectively, “RREEF”). RREEF follows the DWS Global Proxy Voting Policy and Guidelines (the “Policy”). The Policy implements standards that are reasonably designed to ensure that proxies are voted in the best economic interest of clients. The Policy outlines the responsibilities of the Global Proxy Voting Sub-Committee (“GPVSC”), which oversees DWS’s proxy voting activities. The Policy also provides standards to address conflicts of interest and improper influence in reference to proxy voting. The proxy voting policies set forth standards that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with DWS’s fiduciary role and the best economic interests of clients. Generally, under normal circumstances, DWS votes proxies in accordance with the firm’s pre-determined proxy voting guidelines. In the limited circumstances where the GPVSC evaluates and votes a particular proxy, the GPVSC shall vote those proxies in accordance with what GPVSC, in good faith, determines to be the best economic interests of clients. If DWS determines, however, that a material conflict of interest exists with respect to a particular proxy that is
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being considered by the GPVSC, DWS will either follow (i) the instructions obtained from affected clients, if time permits; or (ii) the recommendations of an independent third-party proxy voting specialist.
Sands Capital Management, LLC (“Sands”). Sands’ policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of client and with the firm’s fiduciary duties under applicable law. Sands seeks to discharge the firm’s fiduciary duty to clients for whom Sands has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of clients. In voting proxies, Sands is neither an activist in corporate governance nor an automatic supporter of management. However, because Sands believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Sands believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Accordingly, Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.
Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands’ clients, including developing, authorizing, implementing and updating Sands’ proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands’ evaluation of each proposal will be performed in the context of the guidelines considering the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, a research team member may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.
For routine matters, which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, Sands will vote in accordance with the recommendation of the company’s management, unless, in Sands’ opinion, such recommendation is not conducive to long term value creation. Non-routine matters involve a variety of issues including, but not limited to, directors’ liability and indemnity proposals, executive compensation plans, mergers, acquisitions and other restructurings submitted to a shareholder vote, anti-takeover and related provisions and shareholder proposals and will require company specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated above, Sands will exercise best judgment as a fiduciary to vote in accordance with the best interest of clients.
When a Sands client participates in a securities lending program, Sands will not be able to vote the proxy of the shares out on loan. Sands will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, Sands may request a client to recall securities that are on loan if it is determined that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The research team member who is responsible for voting the proxy will notify the Proxy Committee in the event he/she believes a recall of loaned securities is necessary. In determining whether a recall of a security is warranted (“Significant Event”), Sands will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. Sands may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.
For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands’ employees and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determine that Sands has a conflict of interest as a result of the following: (1) significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or
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family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (3) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.
In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the research team member. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (together, “SIMNA”). Central to SIMNA’s investment process to analyze each investment’s ability is to create, sustain and protect value to ensure that the firm can deliver returns in line with clients’ objectives. Where appropriate, SIMNA also looks to engage and to vote with the objective of improving performance in these areas.
SIMNA believes the responsibility of investors includes protecting the interests of clients from the impacts of financial and non-financial risks. Assessing and engaging on sustainability is becoming more important to the investment process. SIMNA takes a consistent approach to voting globally, subject to regulatory restrictions that is in line with the firm’s published environmental, social and governance (“ESG”) policy.
The Schroders International Corporate Governance committee meets semi-annually to review voting decisions and compliance with the firm’s proxy voting policy regarding corporate governance issues. The committee includes portfolio managers, compliance officers and members of the Schroders’ Group dedicated ESG team. In addition, there is a local proxy committee that meets semi-annually and ad-hoc to review voting decisions and discuss any local issues.
SIMNA also has local policies in place to ensure the company meets the regulatory requirements of specific regions.
SIMNA uses proxy research from third party service providers. It considers their recommendations for voting on particular proxy proposals. SIMNA bears ultimate responsibility for proxy voting decisions. Occasionally, proxy voting proposals will raise conflicts between the firm’s interests and those of clients. Those conflicts are management in accordance with the procedures set out in the Policy.
If SIMNA receives a proxy relating to an issuer that raises a material conflict of interest, the proxy is voted after review by the global head of equities. The proxy will be voted as follows: (i) If a proposal or aspect of the meeting business is specifically addressed unless the firm considers it is in the best interests of clients to depart specifically covered by the Policy, SIMNA may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against the firm’s own interest in the matter (ii) If SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the firm will either 9(a) vote in accordance with the recommendations of a third party (which will be the supplier of the firm’s proxy voting processing and research service); or (b) obtain approval of the decisions from the head of equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote as recommended by the firm. If the third-party recommendation is unavailable, SIMNA will not vote.
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Shenkman Capital Management, Inc. (“Shenkman”). Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Unless stated otherwise in a Client’s investment management agreement or offering documents, Shenkman will instruct each custodian for a discretionary client account to deliver to Shenkman all proxy solicitation materials received with respect to the account. Shenkman will carefully consider all proxy solicitation materials and other information and facts the firm deems relevant in determining how to vote a proxy. If appropriate, Shenkman will vote the relevant proxy on behalf of its discretionary client accounts. On the other hand, Shenkman may refrain from voting a proxy and provide such proxy to the client to vote. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that client. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.
Shenkman will review all proxy solicitation materials it receives concerning instruments held in a discretionary client account. Shenkman will evaluate such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman considers it appropriate and when it is reasonably available. In the absence of specific voting guidelines from the client, Shenkman will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Generally, Shenkman will vote for a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate: (i) the proposal has a positive economic effect on shareholder value; (ii) the proposal poses no threat to existing rights of shareholders; (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and (v) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.
Generally, Shenkman will vote against a proposal if it believes that, on balance, the following factors predominate: (i) the proposal has an adverse economic effect on shareholder value; (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal; (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or (v) the proposal is a shareholder initiative that Shenkman believes wastes time and resources of the company or reflects the grievance of one individual.
Shenkman will abstain from voting proxies when it believes that it is appropriate. This may occur when, without limitation, Shenkman believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts, or Shenkman believes that the cost of voting exceeds the benefit of voting.
Due to the size and nature of Shenkman’s operations and its limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time-to-time, such as, for example, when Shenkman or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman place its own interests ahead of the interests of its discretionary client accounts in voting proxies.
If Shenkman determines that the proxy voting policies do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected client with copies of all proxy solicitation materials received by Shenkman with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the
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policies set forth in this statement), and request that the client consent to Shenkman’s intended response. If the client consents to Shenkman’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice (provided that Shenkman has exercised reasonable efforts to obtain the client’s response), Shenkman will vote the proxy as described in the notice. If the client objects to Shenkman’s intended response, Shenkman will vote the proxy as directed by the client.
TCW Investment Management Company LLC (“TCW”). Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of clients’ holdings. In order to carry out fiduciary responsibilities in the voting of proxies for clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines and procedures (the “Guidelines”).
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.
As a matter of firm policy, TCW does not disclose to unaffiliated third parties how the firm expects to vote on upcoming proxies and does not disclose the way the firm voted proxies without a legitimate need to know such information.
Philosophy. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that the firm’s portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an Outside Service.
Proxy Voting Overrides. Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s written rationale, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to his/her satisfaction after liaising with the relevant portfolio manager, TCW’s director of
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research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes the vote is appropriate, he/she may elect to convene the Proxy Committee for independent consideration as to how the vote should be cast.
Conflicts of Interest. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.
Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.
When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.
Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for independent consideration as to how the vote should be cast.
Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.
Proxy Voting Information and Recordkeeping. Upon request to the Proxy Specialist, TCW provides proxy voting records to clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.
TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
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TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.
TimesSquare Capital Management, LLC (“TSCM”). TSCM may exercise voting authority for certain clients. TSCM has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TSCM votes proxies in the best interests of clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TSCM, including the firm’s affiliates, and clients. TSCM will vote for proposals the firm believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising voting authority, TSCM considers the firm’s own research and the proxy research of an independent proxy agent. TSCM also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TSCM’s authorization and recording proxy votes.
WCM Investment Management, LLC (“WCM”). WCM accepts responsibility for voting proxies whenever requested by a client or as required by law. Each client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
In cases in which WCM has proxy voting authority for securities held by the firm’s advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act and the proxy voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.
Third Party Proxy Voting Service. In general, WCM believes that the firm’s clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has, therefore, engaged and adopted the following proxy voting policies of Glass, Lewis & Co. (“Glass Lewis”): U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, public pension, ESG (environmental, social and government practice) and management supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
Role of the Proxy Administrator. The Proxy Administrator oversees and administers WCM’s proxy voting process. For each client, the Proxy Administrator initially determines whether (i) WCM is vested with proxy voting responsibility or whether voting is reserved to the client or delegated to another designee; (ii) the client has
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adopted a proxy voting policy that WCM is required to follow; and (iii) the client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.
Once a client account is established and proxy voting responsibility is determined, the Proxy Administrator is responsible for ensuring that proxy materials for each account to be voted are received and voted in a timely manner. The Proxy Administrator instructs registered owners of record (e.g., the client, trustee or custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge®, a Broadridge product. WCM has engaged ProxyEdge®, a third-party service provider, to: (i) provide notification of impending votes; (ii) vote proxies based on Glass Lewis and/or WCM recommendations; and (iii) maintain records of such votes electronically. The Proxy Administrator, in conjunction with ProxyEdge®, ensures that information is compiled and maintained for each client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge® to ensure that votes are cast and captured accurately and relies on ProxyEdge® to compile and maintain voting records electronically. Proxy materials received inadvertently for client accounts over which WCM has no voting authority are forwarded on to clients.
Role of the Analyst and ISG. If a proposal requires case-by-case analysis, the analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Administrator supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.
Certain Proxy Votes May Not Be Cast. In some cases, WCM may determine that it is in the best interests of the firm’s clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal: (i) neither Glass Lewis’ recommendation nor specific client instructions cover an issue; or (ii) in circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting; whereas in other countries, the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”
Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer. WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by WCM’s chief compliance officer (“CCO”):
•	The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.(a) Significant Business Relationships – The CCO will determine whether WCM may have
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a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.(b) Significant Personal/Family Relationships – The CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any supervised persons of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.
•	If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:(a) Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities and approval of an annual report/financial statements.(b) Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see (c) below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).(c) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
•	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:(a) Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).(b) Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.
•	For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.
Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer. In the event that WCM is notified by a client regarding a conflict of interest between the client and Glass Lewis or the proxy issuer, the CCO will evaluate the circumstances and either: (i) elevate the decision to the ISG who will make a determination as to what would be in the client’s best interest; (ii) if practical, seek a waiver from the client of the conflict; or (iii) if agreed upon in writing with the clients, forward the proxies to affected clients allowing them to vote their own proxies.
Weiss Multi-Strategy Advisers LLC (“Weiss”). When Weiss has discretion to vote the proxies of clients, the firm will vote those proxies in the best interests of clients and in accordance with these policies and procedures.
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Procedures regarding proxies received by Weiss are as follows: (i) keep a record of each proxy received; (ii) determine which accounts managed by Weiss hold the security to which the proxy relates; (iii) except in the case of Germany, Weiss will vote in accordance with an independent third party recommendation unless a Weiss portfolio manager requests otherwise; and (iv) Weiss will retain a third party to assist the firm in coordinating and voting proxies with respect to client securities. Weiss will vote proxies in accordance with the independent third party recommendations and the head of operations at Weiss or a delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained. For Germany, custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a “Do Not Vote” will be placed on Weiss’ ballots per Weiss’ share-blocking voting strategy. Weiss has the ability to override the share-blocking and vote the ballot, however, the shares must be put on Weiss’ Restricted List for “NO TRADING” between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.
Voting Guidelines. Generally, Weiss will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where Weiss' investment professionals determine that voting otherwise would be in the best interests of clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by Weiss’ Proxy Review Committee (“Committee”), which includes the firm’s general counsel, chief compliance officer and head of operations and delegates. In determining whether a proposal is in the best interests of clients, the Committee may take into account the factors which include the following, among others: whether the proposal was recommended by management and Weiss’ opinion of management; whether the proposal acts to entrench existing management; and whether the proposal fairly compensates management for past and future performance.
Conflicts of Interest. Weiss may occasionally be subject to conflicts of interest in the voting of proxies and will follow the third party service recommendation in that circumstance.
Wellington Management Company LLP (“Wellington”). Wellington has adopted and implemented policies and procedures that the firm believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom the firm exercises proxy voting discretion. Wellington’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies. In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules, and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines.
Wellington (i) votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless the firm determines that it is in the best interest of one or more clients to refrain from voting a given proxy; (ii) votes all proxies in the best interests of the client for whom the firm is voting (i.e., to maximize economic value); and (iii) identifies and resolves all material proxy-related conflicts of interest between the firm and clients in the best interests of the client.
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and providing advice and guidance on specific proxy votes for individual issuers.
Wellington uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
If a client requests that Wellington vote proxies on its behalf, the client must instruct the custodian bank to deliver all relevant voting material to Wellington or its voting agent. Each public security proxy received by electronic
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means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington is not able to reconcile these proxies to holdings, nor does the firm notify custodians of non-receipt.
In addition to proprietary research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington reviews regularly the voting record to ensure that proxies are voted in accordance with the Global Proxy Policy and Procedures and the Guidelines and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Wellington’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest the firm faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor and lender relationships and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
In certain instances, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, potential instances in which a proxy vote might not be entered are:
•	Securities Lending – In general, Wellington does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but in rare circumstances, Wellington may recommend that a client attempt to have the custodian recall the security to permit voting of related proxies.
•	Share Blocking and Re-registration – Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
•	Lack of Adequate Information, Untimely Receipt of Proxy Materials or Excessive Costs – Wellington may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow
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for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Western Asset Management Company, LLC and Western Asset Management Company Limited (together, “Western”). As a fixed income only manager, the occasion to vote proxies is very rare. However, Western has adopted and implemented policies and procedures that the firm believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with the firm’s fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, Western’s proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the firm’s contractual obligations to clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the firm deems appropriate).
In exercising its voting authority, Western will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western affiliated companies) regarding the voting of any securities owned by clients.
Once proxy materials are received by the corporate actions department, they are forwarded to the legal and compliance department for coordination and the following actions: (i) Proxies are reviewed to determine accounts impacted; (ii) Impacted accounts are checked to confirm the firm’s voting authority; (iii) Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest; (iv) if a material conflict of interest exists, (a) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and the firm obtains the client’s proxy voting instructions, and (b) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), the firm seeks voting instructions from an independent third party; (v) legal and compliance department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain his or her recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in the procedures. For avoidance of doubt, depending on the best interest of each individual client, Western may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the legal and compliance department (iv) the legal and compliance department staff votes the proxy pursuant to the instructions received as noted in (iv) or (v) and returns the voted proxy as indicated in the proxy materials.
C-34	GuideStone Funds

811-10263	© 2020 GuideStone Funds®	04/20	2126

GUIDESTONE FUNDS
N-1A
PART C: OTHER INFORMATION
Item 28.		EXHIBITS
	(a)			Trust Instrument.
			1.	Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2001.
			2.	Certificate of Amendment to Certificate of Trust, dated March 12, 2001, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2009.
			3.	Certificate of Amendment to Certificate of Trust, dated September 13, 2005, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2019.
			4.	Amended and Restated Trust Instrument, dated May 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2020 (“PEA No. 79”).
	(b)			By-laws.
			1.	Amended and Restated By-laws, dated August 1, 2018, are incorporated herein by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on March 1, 2019 (“PEA No. 76”).
(c)	Instruments Defining Rights of Security Holders.
Articles III – VI, and Article IX, Section 3 of the Amended and Restated Trust Instrument, dated May 1, 2017, incorporated herein by reference to PEA No. 79; Articles IV – V of the Amended and Restated By-laws dated August 1, 2018, incorporated herein by reference to herein by reference to PEA No. 76.

	(d)			Investment Advisory Contracts.
			1.	Form of Amended and Restated Advisory Agreement with GuideStone Capital Management, LLC is filed herewith as Exhibit EX-99(d)(1).
			2.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 25, 2011.
			3.	Form of Sub-Advisory Agreement with BlackRock Advisors, LLC is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 28, 2011.
			4.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on March 22, 2007.
			5.	Amendment No. 1 to Sub-Advisory Agreement with BlackRock Financial Management, Inc. is filed herewith as Exhibit EX-99(d)(5).
			6.	Form of Sub-Advisory Agreement with Mondrian Investment Partners Ltd. is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2012 (“PEA No. 37”).
			7.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 18, 2001 (“Pre-Effective Amendment No. 2”).

8.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.
9.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.
10.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.
11.	Form of Sub-Advisory Agreement with Payden & Rygel is incorporated herein by reference to Pre-Effective Amendment No. 2.
12.	Form of Sub-Advisory Agreement with Schroder Investment Management North America Inc. is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2014 (“PEA No. 53”).
13.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Pre-Effective Amendment No. 2.
14.	Form of Sub-Advisory Agreement with TimesSquare Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on November 2, 2004 (“PEA No. 9”).
15.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2003.
16.	Form of Sub-Advisory Agreement with Sands Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2006 (“PEA No. 12”).
17.	Form of Sub-Advisory Agreement with TCW Investment Management Company LLC is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2013 (“PEA No. 40”).
18.	Form of Sub-Advisory Agreement with RREEF America L.L.C., Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited is incorporated herein by reference to PEA No. 53.
19.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 15, 2006 (“PEA No. 13”).
20.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 13.
21.	Form of Amended Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on August 1, 2008.
22.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 23, 2008.
23.	Form of Sub-Advisory Agreement with American Century Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 17, 2011 (“PEA No. 31”).
24.	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc. is incorporated herein by reference to PEA No. 31.
25.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to PEA No. 31.

26.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 10, 2013.
27.	Form of Sub-Advisory Agreement with Brown Advisory, LLC is incorporated herein by reference to PEA No. 53.
28.	Form of Sub-Advisory Agreement with Heitman Real Estate Securities LLC is incorporated herein by reference to PEA No. 79.
29.	Form of Sub-Advisory Agreement with Heitman International Real Estate Securities HK Limited is incorporated herein by reference to Post–Effective Amendment No. 73 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2018 (“PEA No. 73”).
30.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC is incorporated herein by reference to PEA No. 53.
31.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2015.
32.	Form of Sub-Advisory Agreement with MFS Institutional Advisors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 29, 2008 (“PEA No. 17”).
33.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates, LLC is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2017 (“PEA No. 66”).
34.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.
35.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.
36.	Form of Sub-Advisory Agreement with Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 66.
37.	Form of Sub-Advisory Agreement with Allianz Global Investors U.S. LLC is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 29, 2017 (“PEA No. 71”).
38.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC is incorporated herein by reference to PEA No. 71.
39.	Form of Sub-Advisory Agreement with Weiss Multi-Strategy Advisers LLC is incorporated herein by reference to PEA No. 79.
40.	Form of Sub-Advisory Agreement with Neuberger Berman Investment Advisers LLC is incorporated herein by reference to PEA No. 71.
41.	Form of Sub-Advisory Agreement with ClearBridge Investments, LLC is incorporated herein by reference to PEA No. 71.
42.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 73.
43.	Form of Sub-Advisory Agreement with Harris Associates L.P. is incorporated herein by reference to PEA No. 73.
44.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 76.

	45.	Form of Sub-Advisory Agreement with Wellington Management Company, LLP is incorporated herein by reference to PEA No. 76.
	46.	Form of Sub-Advisory Agreement with Delaware Investments Fund Advisers is incorporated herein by reference to PEA No. 76.
	47.	Form of Sub-Advisory Agreement with Jacobs Levy Equity Management, Inc. is incorporated herein by reference to PEA No. 76.
	48.	Form of Sub-Advisory Agreement with American Century Investment Management, Inc. is incorporated herein by reference to PEA No. 76.
	49.	Form of Sub-Advisory Agreement with WCM Investment Management, LLC is incorporated herein by reference to PEA No. 76.
	50.	Form of Sub-Advisory Agreement with Parametric Portfolio Associates LLC is incorporated herein by reference to PEA No. 79.
	51.	Form of Sub-Advisory Agreement with RBC Global Asset Management (UK) Limited is incorporated herein by reference to PEA No. 79.
	52.	Form of Sub-Advisory Agreement with Neuberger Berman Investment Advisers LLC is incorporated herein by reference to PEA No. 79.
	53.	Form of Sub-Advisory Agreement with Schroder Investment Management North America Limited is incorporated herein by reference to PEA No. 79.
	54.	Form of Sub-Advisory Agreement with The London Company of Virginia, LLC is filed herewith as Exhibit EX-99(d)(54).
	55.	Expense Cap Letter with GuideStone Capital Management, LLC for the Target Date Funds is filed herewith as Exhibit EX-99(d)(55).
	56.	Expense Cap Letter with GuideStone Capital Management, LLC for the Institutional Class of the International Equity Index Fund is filed herewith as Exhibit EX-99(d)(56).
	57.	Expense Cap Letter with GuideStone Capital Management, LLC for the Investor Class of the Emerging Markets Equity Fund is filed herewith as Exhibit EX-99(d)(57).
(e)		Underwriting Contracts.
	1.	Underwriting Agreement with Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC) dated April 1, 2012 as amended June 1, 2017 is incorporated herein by reference to PEA No. 71.
(f)		Bonus or Profit Sharing Contracts. Not Applicable.
(g)		Custodian Agreements.
	1.	Custody Agreement with The Northern Trust Company amended as of September 13, 2005 is filed herewith as Exhibit EX-99(g)(1).
	2.	Amended Fee Schedule dated April 1, 2015, is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 29, 2015 (“PEA No. 58”).
(h)		Other Material Contracts.
	1.	Fund Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to PEA No. 66.
	2.	First Amendment to the Fund Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to PEA No. 76.

	3.	Second Amendment to the Fund Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to PEA No. 76.
	4.	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 40.
	5.	Amendment No. 1 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 53.
	6.	Amendment No. 2 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 58.
	7.	Amendment No. 3 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 26, 2016 (“PEA No. 62”).
	8.	Termination Amendment to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 66.
	9.	Amendment No. 5 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 71.
	10.	Amendment No. 6 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 71.
	11.	Amendment No. 7 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is filed herewith as Exhibit EX-99(h)(11).
	12.	Transfer on Death Exception Procedures Agreement with BNY Mellon Investment Servicing (US) Inc. is filed herewith as Exhibit EX-99(h)(12).
(i)		Legal Opinion. Opinion of Stradley Ronon Stevens & Young, LLP is filed herewith as Exhibit EX-99(i).
(j)		Other Opinions.
	1.	Consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit EX-99(j)(1).
	2.	Powers of Attorney. Power of Attorney for William Craig George, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	3.	Power of Attorney for Randall T. Hahn, D.Min, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	4.	Power of Attorney for Barry D. Hartis, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	5.	Power of Attorney for Grady R. Hazel, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	6.	Power of Attorney for Ronald D. Murff, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	7.	Power of Attorney for David B. McMillan, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	8.	Power of Attorney for Franklin R. Morgan, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	9.	Power of Attorney for John R. Morris, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.

(k)		Omitted Financial Statements. Not Applicable.
(l)	Initial Capital Agreements.
Letter Agreement with GuideStone Financial Resources of the Southern Baptist Convention (formerly, Annuity Board of the Southern Baptist Convention) is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)		Rule 12b-1 Plan. None.
(n)		Rule 18f-3 Plan. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is incorporated by reference to PEA No. 76.
(p)		Codes of Ethics.
	1.	Code of Ethics of GuideStone Capital Management, LLC and GuideStone Funds is incorporated herein by reference to PEA No. 79.
	2.	Code of Ethics of Foreside Financial Group, LLC is incorporated herein by reference to PEA No. 37.
	3.	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to PEA No. 62.
	4.	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 12.
	5.	Code of Ethics of Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 66.
	6.	Code of Ethics of Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 17.
	7.	Code of Ethics of Loomis, Sayles & Company, L.P. is incorporated herein by reference to PEA No. 76.
	8.	Code of Ethics of Pacific Investment Management Company LLC is incorporated herein by reference to PEA No. 79.
	9.	Code of Ethics of Payden & Rygel is incorporated herein by reference to PEA No. 12.
	10.	Code of Ethics of Schroder Investment Management North America Inc. is incorporated herein by reference to PEA No. 76.
	11.	Code of Ethics of TCW Investment Management Company LLC is incorporated herein by reference to PEA No. 79.
	12.	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited is incorporated herein by reference to PEA No. 66.
	13.	Code of Ethics of TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 66.
	14.	Code of Ethics of RREEF America L.L.C. is incorporated herein by reference to PEA No. 71.
	15.	Code of Ethics of MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 66.
	16.	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to PEA No. 79.
	17.	Code of Ethics of Sands Capital Management, LLC is incorporated herein by reference to PEA No. 71.

18.	Code of Ethics of Parametric Portfolio Associates LLC is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on October 30, 2013.
19.	Code of Ethics of American Century Investment Management, Inc. is incorporated herein by reference to PEA No. 76.
20.	Code of Ethics of Shenkman Capital Management, Inc. is incorporated herein by reference to PEA No. 62.
21.	Code of Ethics of Brown Advisory, LLC is incorporated herein by reference to PEA No. 53.
22.	Code of Ethics of Deutsche Investments Australia Limited and Deutsche Alternative Asset Management (Global) Limited incorporated herein by reference to PEA No. 53.
23.	Code of Ethics of Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited is incorporated herein by reference to PEA No. 53.
24.	Code of Ethics of Legal & General Investment Management America, Inc. is incorporated herein by reference to PEA No. 76.
25.	Code of Ethics of Allianz Global Investors U.S. LLC is incorporated herein by reference to PEA No. 71.
26.	Code of Ethics of Neuberger Berman Investment Advisers LLC is incorporated herein by reference to PEA No. 71.
27.	Code of Ethics of Weiss Multi-Strategy Advisers LLC is incorporated herein by reference to PEA No. 79.
28.	Code of Ethics of ClearBridge Investments, LLC is incorporated herein by reference to PEA No. 73.
29.	Code of Ethics of Harris Associates L.P. is incorporated herein by reference to PEA No. 73.
30.	Code of Ethics of Wellington Management Company, LLP is incorporated herein by reference to PEA No. 76.
31.	Code of Ethics of Delaware Investments Fund Advisers is incorporated herein by reference to PEA No. 76.
32.	Code of Ethics of Jacobs Levy Equity Management, Inc. is incorporated herein by reference to PEA No. 76.
33.	Code of Ethics of WCM Investment Management, LLC is incorporated herein by reference to PEA No. 76.
34.	Code of Ethics of RBC Global Asset Management (UK) Limited is incorporated herein by reference to PEA No. 79.
35.	Code of Ethics of The London Company of Virginia, LLC is filed herewith as Exhibit EX-99(p)(35).
Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

Company	Controlling Person(s) of Company	% of Voting Securities Owned by Controlling Person(s) (or other basis of control)	State of Organization of Company
GuideStone Funds	GuideStone Financial Resources	90.2%	Delaware
GuideStone Advisors	GuideStone Financial Resources	Sole Member	Texas

Company	Controlling Person(s) of Company	% of Voting Securities Owned by Controlling Person(s) (or other basis of control)	State of Organization of Company
GuideStone Advisors, LLC	GuideStone Advisors	80.0%; Manager	Texas
GuideStone Agency Services	GuideStone Financial Resources	Sole Member	Texas
GuideStone Capital Management, LLC	GuideStone Investment Services	60.0%; Manager	Texas
	GuideStone Resource Management, Inc.	40.0%
GuideStone Financial Services	GuideStone Financial Resources	Sole Member	Texas
GuideStone Investment Services	GuideStone Financial Resources	Sole Member	Texas
GuideStone Resource Management, Inc.	GuideStone Financial Resources	100.0%	Texas
GuideStone Risk Management Co.	GuideStone Financial Resources	Sole Member	Vermont
GuideStone Trust Services	GuideStone Financial Resources	Sole Member	Texas
Item 30.	INDEMNIFICATION.
A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any investigation, claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or “not to have acted in good faith in the reasonable belief that his or her action was in the best interest” of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.
Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Section 12 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
Section 5 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Registrant by reason of or arising out of any act or omission by the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Registrant.
Section 8 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
Section 9 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series provides that the Registrant and the Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Registrant and the Adviser.
Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and the Adviser or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant and the Adviser or the Registrant’s and the Adviser’s breach of fiduciary duty to the Sub-Adviser.
Section 10 of the Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC (“the Distributor”) provides that the Registrant agrees to indemnify and hold harmless the Distributor and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which the Distributor takes under the Agreement. Neither the Distributor, nor any of its affiliates shall be indemnified against any liability caused by the Distributor’s or its affiliates’ own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.

Section 20 of the Underwriting Agreement between the Registrant and the Distributor provides that the Distributor is “expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Trust.”
Mutual fund and trustees and officers liability policies purchased by the Registrant insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	GuideStone Capital Management, LLC:
GuideStone Capital Management, LLC (“GSCM”) is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to the firm’s officers is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
David S. Spika President	GuideStone Financial Resources	Vice President, Chief Strategic Investment Officer
Patrick Pattison Vice President and Treasurer	GuideStone Financial Resources	Chief Accounting Officer
Matt L. Peden Vice President and Chief Investment Officer	GuideStone Financial Resources	Vice President, Chief Investment Officer
Melanie Childers Vice President – Fund Operations	GuideStone Financial Resources	Managing Director, Fund Operations
Matthew A. Wolfe Chief Compliance Officer and Secretary	GuideStone Financial Resources	Managing Director, Compliance and Legal
Jeremy Halpin Financial Officer	GuideStone Financial Resources	Director, F&A
2.	Allianz Global Investors U.S. LLC:
Allianz Global Investors U.S. LLC (“Allianz”) is located at 1633 Broadway, 43rd Floor, New York, New York 10019, is a direct, wholly-owned subsidiary of Allianz Global Investors U.S. Holdings LLC, which in turn is owned indirectly by Allianz SE, and is registered under the Investment Advisers Act of 1940, as amended. The directors, investment officers and/or partners have not been engaged in any other business, profession, vocation or employment during the past two fiscal years.

3.	American Century Investment Management, Inc.
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, is a wholly-owned, privately held subsidiary of American Century Companies Inc. and is registered under the Investment Advisers Act of 1940, as amended. American Century provides portfolio management services for investment companies as well as for other business and institutional clients. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of American Century during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Michael Rode Vice President	SunTrust Robinson Humphrey	Managing Director
Vidya Rajappa Vice President	AllianceBernstein	Senior Vice President
Hitesh Patel Vice President	UBS Securities	Senior Member, Alternative Investment Specialist Team
Robert Brookby Vice President	Putnam Investments	Portfolio Manager
Joyce Huang Vice President	First State Investments	Investment Director
	BNY Mellon Investment Management	Senior Investment Strategist
John Zimmerman Vice President	Perella Weinberg Partners	Managing Director
Christopher Chen Vice President	Baring Asset Manager	Director and Client Portfolio Manager
	Mirae Asset Global Investment	Client Portfolio Manager
Richard Adams Vice President	Columbia Threadneedle Investments	Director – Client Portfolio Manager
Charles Tan Senior Vice President and Co-CIO, Global Fixed Income	Aberdeen Standard Investments	Head of North American Fixed Income
4.	AQR Capital Management, LLC:
AQR Capital Management, LLC (“AQR”), is located at Two Greenwich Plaza, Fourth Floor, Greenwich Connecticut 06830. AQR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. AQR offers investment management services to investment companies and other types of investors. Information as to the principals and executive officers of AQR during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Lasse H. Pedersen Principal	Copenhagen Business School	Professor
Scott Richardson Principal	London Business School	Professor of Accounting
Tobias Moskowitz Principal	Yale University School of Management	Dean Takahashi Professor of Finance

5.	Barrow, Hanley, Mewhinney & Strauss, LLC:
The sole business activity of Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is to serve as an investment adviser. BHMS is registered under the Investment Advisers Act of 1940, as amended. Information as to the trustees and officers of BHMS during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Cory Martin Executive Director	None	None
Patricia Barron-Andrews Managing Director, CCO/CRO	None	None
Mark Giambrone Managing Director	None	None
Brad Kinkelaar Managing Director	None	None
Scott McDonald Managing Director	None	None
Lewis Ropp Managing Director	None	None
Rand Wrighton Managing Director	None	None
Guang Yang Member Board of Managers	BrightSphere Investment Group Inc. (Parent Company)	BSIG Executive
Meghan K. Driscoll Member Board of Managers	BrightSphere Investment Group Inc. (Parent Company)	BSIG Executive
6.	BlackRock Advisors, LLC:
BlackRock Advisors, LLC’s (“BA”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BA is an indirect wholly-owned subsidiary of BlackRock, Inc. and was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two years, is incorporated by reference to Schedules A and D of Part 1 of Form ADV, filed by BA pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-47710).

7.	BlackRock Financial Management, Inc.:
BlackRock Financial Management, Inc.’s (“BFM”) principal business address is 55 East 52nd Street, New York, New York 10055 and is an indirect wholly-owned subsidiary of BlackRock, Inc. BFM was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BFM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the last two years, is incorporated by reference to Schedules A and D of Part 1 of Form ADV, filed by BFM pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-48433).

8.	Brown Advisory, LLC:
Brown Advisory, LLC (“Brown Advisory”) is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory is registered with the SEC as an investment adviser and provides investment management services to individuals and institutions. Information as to the directors and officers of Brown for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Michael D. Hankin President	Brown Advisory Incorporated and affiliates	Chief Executive Officer, Partner

	Brown Advisory Funds	Trustee
	Brown Advisory Funds PLC	Director
	Baltimore Waterfront Partnership and Management Authority	Chairman
	Chesapeake Conservatory	Trustee
	Center For Large Landscape Conservation	Trustee
	Hopkins Applied Physics Lab	Chairman of the Board of Managers
	Johns Hopkins Medicine	Trustee and Vice Chairman
	Johns Hopkins University	Trustee
	Land Preservation Trust	President and Director
	National Steeplechase Association	Director
	Stanley Black & Decker, Inc.	Director
	Tate Engineering Systems, Inc	Director
	The Wills Group	Director
David M. Churchill Treasurer	Brown Advisory Incorporated and affiliates	Chief Operating Officer, Chief Financial Officer, Partner
	Brown Advisory Funds	President/Principal Executive Officer
	Brown Advisory Funds PLC	Director
	First Fruits Farm	Director
	Grace Fellowship Church	Chairman, Finance Committee
	Mercy Medical Center	Director
	Mount Vernon Place Conservancy	Trustee
	National Aquarium, Baltimore	Director
Brett D. Rogers Chief Compliance Officer	Brown Advisory Incorporated and affiliates	General Counsel & Chief Compliance Officer, Partner
	Brown Advisory Funds PLC	Director
	Baltimore Chesapeake Bay Outward Bound	Director
	Baltimore Efficiency & Economy Foundation, Inc.	Director
	Boy Scouts of America	Director
	Kasina Youth Foundation	Board of Trustees
9.	ClearBridge Investments, LLC:
ClearBridge Investments, LLC (“ClearBridge”) is located at 620 8th Avenue, New York, New York 10018, is a wholly-owned subsidiary of Legg Mason, Inc. and is registered under the Investment Advisers Act of 1940, as amended. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of ClearBridge during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Terrence Murphy Chief Executive Officer, President and Director	Legg Mason Private Portfolio Group, LLC	Chief Executive Officer and Director
Cynthia List Chief Financial Officer and Director	Legg Mason Private Portfolio Group, LLC	Chief Financial Officer
Barbara Brooke Manning General Counsel and Chief Compliance Officer	Legg Mason Private Portfolio Group, LLC	Chief Compliance Officer
Laura Boydston, John Eede, Brian Eakes, Terence Johnson and Jane Trust are senior executives within Legg Mason, Inc.’s global organization. They are Directors at ClearBridge.	These Directors serve on the boards of one or more subsidiaries of Legg Mason, Inc. and are not involved in the day to day operations of ClearBridge Investments, LLC.
10.	Delaware Investments Fund Advisers:
Delaware Investments Fund Advisers (“DIFA”), with principal offices at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, has been a registered investment advisor since 1939. As of December 31, 2019, DIFA and its affiliates managed approximately $177.9 billion in assets under management across multiple asset classes in various institutional or separately managed investment company and insurance accounts. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Shawn K. Lytle President	Delaware Funds® by Macquarie	President/Chief Executive Officer
	Macquarie Investment Management	Various executive capacities
	Optimum Fund Trust	President/Chief Executive Officer
Roger A. Early Executive Vice President/Executive Director, Global Co-Head of Fixed Income	Delaware Funds® by Macquarie	Executive Vice President/Executive Director, Global Co-Head of Fixed Income
	Macquarie Investment Management	Various executive capacities
Dominic Janssens Executive Vice President/Global Chief Operations Officer	Delaware Funds® by Macquarie	Executive Vice President/Global Chief Operations Officer
	Macquarie Investment Management	Various executive capacities
John Leonard Executive Vice President/Global Chair of Equities	Delaware Funds® by Macquarie	Executive Vice President/Global Chair of Equities
	Macquarie Investment Management	Various executive capacities
Alexander Alston Senior Vice President/Co-Head of Private Placements Analysts	Macquarie Investment Management	Various executive capacities

Joseph R. Baxter Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Delaware Funds® by Macquarie	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager
	Macquarie Investment Management	Various capacities
Christopher S. Beck Senior Vice President/Chief Investment Officer—Small Cap Value/Mid-Cap Value Equity	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer—Small Cap Value/Mid-Cap Value Equity
	Macquarie Investment Management	Various capacities
David Brenner Senior Vice President/Chief Administration Officer	Delaware Funds® by Macquarie	Senior Vice President/Chief Administration Officer
	Macquarie Investment Management	Various capacities
Adam H. Brown Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield	Delaware Funds® by Macquarie	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield
	Macquarie Investment Management	Various capacities
Stephen J. Busch Senior Vice President/Global Head of Fund Services and US SMA Operations	Delaware Funds® by Macquarie	Senior Vice President/Head of Separately Managed Account Operations and Fund Oversight
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Investment Accounting
Michael F. Capuzzi Senior Vice President/Head of Investment Operations	Delaware Funds® by Macquarie	Senior Vice President/Head of Investment Operations
	Macquarie Investment Management	Various capacities
Liu-Er Chen Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare
	Macquarie Investment Management	Various capacities
David F. Connor Senior Vice President/General Counsel/Secretary	Delaware Funds® by Macquarie	Senior Vice President/General Counsel/Secretary
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Senior Vice President/General Counsel/Secretary
Craig C. Dembek Senior Vice President/Head of Credit Research	Delaware Funds® by Macquarie	Senior Vice President/Co-Head of Credit Research

	Macquarie Investment Management	Various capacities
Joseph Devine Senior Vice President/Chief Investment Officer, Global Ex-US Equities	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer, Global Ex-US Equities
	Macquarie Investment Management	Various capacities
W. Alexander Ely Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity
	Macquarie Investment Management	Various capacities
Brad Frischber Senior Vice President/Chief Investment Officer, Global Listed Infrastructure	Macquarie Investment Management	Various capacities
Stuart M. George Senior Vice President/Head of Equity Trading	Delaware Funds® by Macquarie	Senior Vice President/Head of Equity Trading
	Macquarie Investment Management	Various capacities
Paul Grillo Senior Vice President/Chief Investment Officer—Total Return Fixed Income Strategies	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer—Total Return Fixed Income Strategies
	Macquarie Investment Management	Various capacities
Sharon Hill Senior Vice President/Head of Equity Quantitative Research and Analytics	Delaware Funds® by Macquarie	Senior Vice President/Head of Quantitative Research and Analytics
	Macquarie Investment Management	Various capacities
J. David Hillmeyer Senior Vice President/Senior Portfolio Manager	Delaware Funds® by Macquarie	Senior Vice President/Senior Portfolio Manager
	Macquarie Investment Management	Various capacities
James L. Hinkley Senior Vice President/Head of Global Product Development	Delaware Funds® by Macquarie	Senior Vice President/Head of Global Product Development
	Macquarie Investment Management	Various capacities
Kashif Ishaq Senior Vice President/Head of Investment Grade Corporate Bond Trading	Delaware Funds® by Macquarie	Senior Vice President/Head of Investment Grade Corporate Bond Trading
	Macquarie Investment Management	Various capacities
Cynthia I. Isom Senior Vice President/Senior Portfolio Manager	Delaware Funds® by Macquarie	Senior Vice President/Senior Portfolio Manager

	Macquarie Investment Management	Various capacities
Frank G. LaTorraca Senior Vice President/Co-Head of Private Placements	Macquarie Investment Management	Various capacities
Brian McDonnell Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst	Delaware Funds® by Macquarie	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst
John P. McCarthy Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield	Delaware Funds® by Macquarie	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield
	Macquarie Investment Management	Various capacities
Francis X. Morris Senior Vice President/Chief Investment Officer—Core Equity	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer—Core Equity
	Macquarie Investment Management	Various capacities
Brian L. Murray, Jr. Senior Vice President/Global Chief Compliance Officer	Delaware Funds® by Macquarie	Senior Vice President/Global Chief Compliance Officer
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Chief Compliance Officer
Susan L. Natalini Senior Vice President/Chief Operations Officer—Equity and Fixed Income Investments	Delaware Funds® by Macquarie	Senior Vice President/Chief Operations Officer—Equity and Fixed Income Investments
	Macquarie Investment Management	Various capacities
Philip O. Obazee Senior Vice President/Head of Derivatives	Delaware Funds® by Macquarie	Senior Vice President/ Head of Derivatives
	Macquarie Investment Management	Various capacities
Terrance M. O’Brien Senior Vice President/Head of Portfolio Analytics	Delaware Funds® by Macquarie	Senior Vice President/Head of Portfolio Analytics
	Macquarie Investment Management	Various capacities
Mansur Z. Rasul Senior Vice President/Portfolio Manager/Head of Emerging Markets Credit Trading	Delaware Funds® by Macquarie	Senior Vice President/Portfolio Manager/Head of Emerging Markets Credit Trading

	Macquarie Investment Management	Various capacities
Richard Salus Senior Vice President/Global Head of Fund Administration	Delaware Funds® by Macquarie	Senior Vice President/Global Head of Fund Administration
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Senior Vice President/Chief Financial Officer
Neil Siegel Senior Vice President/Chief Marketing and Product Officer	Delaware Funds® by Macquarie	Senior Vice President/Senior Portfolio Manager
	Macquarie Investment Management	Various capacities
Babak Zenouzi Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions	Delaware Funds® by Macquarie	Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions
	Macquarie Investment Management	Various capacities
Gary T. Abrams Vice President/Head of International Equity Trading	Delaware Funds® by Macquarie	Vice President/Head of International Equity Trading
	Macquarie Investment Management	Various capacities
Patricia L. Bakely Vice President/Chief Financial Officer/Treasurer	Delaware Funds® by Macquarie	Vice President/Chief Financial Officer/Treasurer
	Macquarie Investment Management	Various capacities
Jamie Charieri Vice President/Analyst	Macquarie Investment Management	Various capacities
Anthony G. Ciavarelli Vice President/Associate General Counsel/Assistant Secretary	Delaware Funds® by Macquarie	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Kishor K. Daga Vice President/Institutional Account Services	Delaware Funds® by Macquarie	Vice President/Institutional Account Services
	Macquarie Investment Management	Various capacities
Michael E. Dresnin Vice President/Associate General Counsel/Assistant Secretary	Delaware Funds® by Macquarie	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Deputy General Counsel/Assistant Secretary

Joel A. Ettinger Vice President/Taxation	Delaware Funds® by Macquarie	Vice President/Taxation
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Taxation
William J. Fink Vice President/Deputy Chief Compliance Officer	Macquarie Investment Management	Various capacities
Joseph Fiorilla Vice President/Trading Operations	Delaware Funds® by Macquarie	Vice President/Trading Operations
	Macquarie Investment Management	Various capacities
Denise A. Franchetti Vice President/Portfolio Manager/Senior Research Analyst	Delaware Funds® by Macquarie	Vice President/Portfolio Manager/Senior Research Analyst
	Macquarie Investment Management	Various capacities
Daniel V. Geatens Vice President/Director of Financial Administration	Delaware Funds® by Macquarie	Vice President/Director of Financial Administration
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Treasurer/Chief Financial Officer
Stephen Hoban Vice President/Controller	Delaware Funds® by Macquarie	Vice President/Controller
	Macquarie Investment Management	Various capacities
Jerel A. Hopkins Vice President/Associate General Counsel/Assistant Secretary	Delaware Funds® by Macquarie	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Investment Management	Various capacities
Michael Q. Mahoney Vice President/Fund Administration	Macquarie Investment Management	Various capacities
Andrew McEvoy Vice President/Trade Settlements	Delaware Funds® by Macquarie	Vice President/Trade Settlements
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Trade Settlements
Peter T. Pan Vice President/Head of US SMA Trading	Delaware Funds® by Macquarie	Vice President/Head of US SMA Trading
	Macquarie Investment Management	Various capacities
William Speacht Vice President/Deputy Chief Compliance Officer	Delaware Funds® by Macquarie	Vice President/Deputy Chief Compliance Officer
	Macquarie Investment Management	Various capacities

John C. Van Roden III Vice President/Head of Municipal Trading	Delaware Funds® by Macquarie	Vice President/Head of Municipal Trading
	Macquarie Investment Management	Various capacities
Emilia P. Wang Vice President/Associate General Counsel/Assistant Secretary	Delaware Funds® by Macquarie	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Lauren Weintraub Vice President/Equity Trader	Macquarie Investment Management	Various capacities
Kathryn R. Williams Vice President/Associate General Counsel/Assistant Secretary	Delaware Funds® by Macquarie	Vice President/Associate General Counsel/Assistant Secretary
	Macquarie Investment Management	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Joseph Zalewski Vice President/Analyst	Macquarie Investment Management	Various capacities
11.	Goldman Sachs Asset Management, L.P.:
The principal business address of Goldman Sachs Asset Management, L.P. (“GSAM”) is 200 West Street, New York, New York 10282. GSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM and has been providing financial solutions for investors since 1988. The directors and officers of GSAM have not held any positions with other companies during the past two fiscal years.

12.	Harris Associates L.P.:
The principal business address of Harris Associates L.P. (“Harris”) is 111 South Wacker Drive, Chicago, Illinois 60606. Harris is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Harris is a limited partnership with Harris Associates, Inc. as its general partner. Harris and Harris Associates, Inc. are indirect subsidiaries of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers (“Natixis IM”), an international asset management group based in Paris, France. Natixis IM is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. Information as to the directors and officers of Harris for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Anthony P. Coniaris Co-Chairman and Portfolio Manager	Harris Associates, Inc.	Co-Chairman, Director
	Harris Associates Investment Trust	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)
Kevin G. Grant Co-Chairman, Portfolio Manager and Analyst	Harris Associates, Inc.	Co-Chairman, Director

	Harris Associates Investment Trust	Executive Vice President and Portfolio Manager (Oakmark Fund)
Justin D. Hance Vice President, Director of International Research, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President and Director of International Research
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)
David G. Herro Deputy Chairman and Chief Investment Officer – International Equities, Portfolio Manager and Analyst	Harris Associates, Inc.	Deputy Chairman and Chief International Officer – International Equities, Director
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)
M. Colin Hudson Vice President, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)
Christopher W. Keller Chief Operating Officer	Harris Associates, Inc.	Chief Operating Officer
	Harris Associates Securities L.P.	Chief Operating Officer
	Harris Associates Investment Trust	Vice President
Eric Liu Vice President, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Global Select Fund)
Jason E. Long Vice President, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Global Fund)
Michael L. Manelli Vice President, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)

Colin P. McFarland Chief Compliance Officer	Harris Associates, Inc.	Chief Compliance Officer
Clyde S. McGregor Vice President and Portfolio Manager	Harris Associates, Inc.	Vice President
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)
Thomas W. Murray Vice President, Director of U.S. Research, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President and Director of U.S. Research
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Select Fund)
William C. Nygren Vice President, Chief Investment Officer - U.S. Equity, Portfolio Manager and Analyst	Harris Associates, Inc.	Vice President and Chief Investment Officer – U.S. Equity
	Harris Associates Investment Trust	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)
Kristi L. Rowsell President	Harris Associates, Inc.	President, Director
	Harris Associates Securities L.P.	President
	Harris Associates Investment Trust	Trustee and President
Zachary D. Weber Chief Financial Officer and Treasurer	Harris Associates, Inc.	Chief Financial Officer and Treasurer
	Harris Associates Securities L.P.	Chief Financial Officer and Treasurer
	Harris Associates Investment Trust	Vice President, Principal Financial Officer and Treasurer
Rana J. Wright Vice President, General Counsel, Anti-Money Laundering Officer and Secretary	Harris Associates, Inc.	Vice President, General Counsel and Secretary
	Harris Associates Securities L.P.	Vice President, General Counsel Anti-Money Laundering Officer and Secretary
	Harris Associates Investment Trust	Vice President, Secretary and Chief Legal Officer
13.	Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited:
Heitman Real Estate Securities LLC and Heitman International Real Estate Securities HK Limited (together, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, IL 60606, and at 10/F LHT Tower, 31 Queen’s Road, Central, Hong Kong, respectively. Heitman is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Heitman have not held any positions with other companies during the past two fiscal years.

14.	Jacobs Levy Equity Management, Inc.:
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), with principal offices at 100 Campus Drive, Florham Park, New Jersey 07932, is a New Jersey based investment adviser founded in 1986, with approximately $13.1 billion in assets under management as of December 31, 2019. The firm’s core business activity is managing U.S. equity portfolios for clients, which include institutions with separately managed accounts, registered investment companies and pooled investment vehicles intended for sophisticated, institutional investors. The directors and officers of Jacobs Levy have not held any positions with other companies during the past two fiscal years.

15.	Legal & General Investment Management America, Inc.:
Legal & General Investment Management America, Inc. (“LGIMA”) is located at 71 South Wacker Drive, Suite 800, Chicago, Illinois 60606 and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The directors and officers of LGIMA have not held any positions with other companies during the past two fiscal years.

16.	The London Company of Virginia, LLC:
The London Company of Virginia, LLC’s (“London Company”) is located at 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226. The London Company is an independent, majority employee-owned registered investment adviser founded in 1994. LPC London, LP, an affiliate of Lincoln Peak Capital, owns a minority (non-controlling) equity investment in the London Company. Lincoln Peak Capital is a private investment firm that specializes in partnering with investment management firms to help preserve their independence and facilitate equity transitions within a firm to key next generation management members. The directors and officers of the London Company have not held any positions with other companies during the past two fiscal years.

17.	Loomis, Sayles & Company, L.P.:
Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111, provides investment advice to the 11 series of Loomis Sayles Funds I, 8 series of Loomis Sayles Funds II and to other affiliated and unaffiliated registered investment companies, organizations and individuals. The sole general partner of Loomis is Loomis, Sayles & Company, Incorporated. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Beverly M. Bearden Director	Natixis Investment Managers, L.P.	Deputy Chief Executive Officer
Kevin P. Charleston Chairman, President, Chief Executive Officer, and Director	Loomis Sayles Trust Company, LLC	Manager and President
	Loomis Sayles Funds I	Trustee, President and Chief Executive Officer
	Loomis Sayles Fund II; Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust IV; Natixis ETF Trust; Gateway Trust	Trustee
	Loomis Sayles Distributors, Inc.	Director
	Loomis Sayles Trust Company, LLC	Manager and President
	Loomis Sayles Investments Limited	Executive Vice President
	Loomis Sayles Investment Asia Pte. Ltd.	Director
Matthew J. Eagan Executive Vice President and Director	None	None
Daniel J. Fuss Vice Chairman, Executive Vice President, and Director	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President

David L. Giunta Director	Natixis Investment Managers	President and Chief Executive Officer, US and Canada
	Natixis Distribution Corporation	Chairman, President, and Chief Executive Officer
	Natixis Advisors, L.P.; Natixis Distribution, L.P.	President and Chief Executive Officer
	Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust IV; Natixis ETF Trust’ Gateway Trust	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II	Trustee and President
	Loomis Sayles Funds I	Trustee and Executive Vice President
John F. Gallagher, III Executive Vice President, and Director	Loomis Sayles Distributors, Inc.	President
	Loomis Sayles Distributors, L.P.	President
Jean S. Loewenberg Executive Vice President, General Counsel, Secretary, and Director	Loomis Sayles Distributors, Inc.	Director
	Loomis Sayles Investments Limited	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC	Manager and Secretary
John R. Gidman Executive Vice President, Chief Operating Officer and Director	Loomis Sayles Solutions, LLC	President
Aziz V. Hamzaogullari Executive Vice President, Chief Investment Officer of the Growth Equity Strategies and Director	None	None
Maurice Leger Executive Vice President and Director	Loomis Sayles Trust Company, LLC	Manager
Jean Raby Director	Natixis Investment Managers	Chief Executive Officer and Member of the Senior Management Committee
Richard G. Raczkowski Executive Vice President and Director	None	None
Jaehoon Park Executive Vice President, Chief Investment Officer, and Director	None	None
Paul J. Sherba Executive Vice President, Chief Financial Officer, and Director	Loomis Sayles Distributors, Inc.	Vice President and Treasurer
	Loomis Sayles Distributors, L.P.	Vice President and Treasurer
	Loomis Sayles Trust Company, LLC	Manager and Chief Financial Officer
	Loomis Sayles Investment Asia Pte. Ltd.	Director

	Loomis Sayles Investments Limited	Chief Financial Officer and Treasurer
Elaine M. Stokes Executive Vice President and Director	None	None
John F. Russell Executive Vice President and Director	None	None
David L. Waldman Executive Vice President, Deputy Chief Investment Officer and Director	None	None
18.	MFS Institutional Advisors, Inc.:
MFS Institutional Advisors, Inc. (“MFSI”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199 and is a U.S.-based investment adviser and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Certain officers and directors of MFSI serve, or have served, as officers or directors of some or all of MFSI’s corporate affiliates and/or as officers of some or all of the MFS funds and/or officers or directors of certain investment products managed by MFS or certain of MFS’s corporate affiliates. Except as set forth below, each director and principal executive officer of MFSI has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer and/or director of MFSI or certain of MFSI’s corporate affiliates. The table below lists the directors and principal executive officers of MFSI and their positions with certain of MFSI’s corporate affiliates as of January 1, 2020.

Name and Position with Adviser	Other Company	Position with Other Company
Michael W. Roberge Director and Chairman of the Board	Massachusetts Financial Services Company	Director and Chief Executive Officer
	MFS International Singapore Pte. Ltd.	Director
	MFS Heritage Trust Company	Director, Chairman of the Board and Investment Officer
	MFS Investment Management Canada Limited; MFS International Australia Pty. Ltd.	Director and Chairman of the Board
	MFS Investment Management K.K.	Director and Chairman
Anne Marie Bernard Director	MFS Heritage Trust Company; MFS International Singapore Pte. Ltd.; MFS International Australia Pty. Ltd.	Director
John M. Corcoran Director	MFS International Singapore Pte. Ltd.; MFS International Australia Pty. Ltd.	Director
	MFS Investment Management Canada Limited	Director and Assistant Treasurer
	MFS Heritage Trust Company	Director and President
Michael S. Keenan Director	MFS Fund Distributors, Inc.	Director and President
	MFS International Australia Pty. Ltd.; MFS International Singapore Pte. Ltd; MFS Heritage Trust Company	Director

Robertson G. Mansi Director	MFS International (U.K.) Limited; MFS International Singapore Pte. Ltd.; MFS Investment Management K.K.; MFS Investment Management Canada Limited; MFS Heritage Trust Company; MFS International Australia Pty. Ltd.	Director
Carol W. Geremia President and Secretary	Massachusetts Financial Services Company	President and Head of Global Distribution
	MFS Heritage Trust Company	Executive Vice President
	MFS Investment Management K.K.	Vice President
	MFS Fund Distributors, Inc.	Director and Chairman of the Board
Edward M. Maloney Chief Investment Officer	Massachusetts Financial Services Company	Executive Vice President and Chief Investment Officer
	MFS Heritage Trust Company	Investment Officer
Martin J. Wolin Chief Compliance Officer	Massachusetts Financial Services Company; MFS Heritage Trust Company; Funds within the MFS U.S. Funds Complex (the “MFS Funds Complex”)	Chief Compliance Officer
Charuda (Bee) Upatham-Costello Treasurer	MFS International Ltd.	Assistant Treasurer
	MFS Investment Management Company (LUX) S.a.r.l.	Treasurer
	MFS Fund Distributors, Inc.	Treasurer and Senior Group Controller
19.	Mondrian Investment Partners Ltd.:
The sole business activity of Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD United Kingdom, is to serve as an investment adviser. Mondrian is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mondrian during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company**	Position with Other Company
Elizabeth A. Desmond Director, Deputy Chief Executive Officer, Chief Investment Officer - Developed Equity Markets	AVGP Limited; MIPL Holdings Limited; MIPL Group Limited	Director
Clive A. Gillmore Director, Chief Executive Officer	AVGP Limited; MIPL Holdings Limited; MIPL Group Limited; Mondrian Investment Group (U.S.), Inc., Mondrian Investment Partners (U.S.), Inc	Director
Hamish Parker Director	AVGP Limited; MIPL Holdings Limited; MIPL Group Limited	Director
Warren Shirvell Director, Chief Operating Officer	MIPL Holdings Limited; MIPL Group Limited; Mondrian Funds plc	Director

David Tilles Director, Executive Chairman	AVGP Limited; MIPL Holdings Limited; MIPL Group Limited	Director
** All of these companies are group related affiliates of Mondrian with the exception of Mondrian Funds plc, which is an investment vehicle.
20.	Neuberger Berman Investment Advisers LLC:
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) is located at 1290 Avenue of the Americas, New York, New York 10104, is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC, and is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Neuberger Berman have not held any positions with other companies not affiliated with Neuberger Berman during the past two fiscal years.

21.	Pacific Investment Management Company LLC:
Pacific Investment Management Company LLC (“PIMCO”) is located at 650 Newport Center Drive, Newport Beach, California 92260. PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. The directors and officers of PIMCO and their business and other connections for the past two fiscal years are as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Kimberley Stafford Managing Director	PIMCO Hong Kong	Head of PIMCO Asia-Pacific
Craig A. Dawson Managing Director	PIMCO Europe Ltd.	Head of EMEA
Jennifer E. Durham Managing Director	Pacific Investment Mgt Co. LLC; PIMCO Variable Insurance Trust; PIMCO ETF Trust; PIMCO Equity Series; PIMCO Equity Series VIT	Chief Compliance Officer
Emmanuel Roman Managing Director	Pacific Investment Mgt Co. LLC	CEO
David C. Flattum Managing Director	Pacific Investment Mgt Co. LLC	General Counsel
	PIMCO Variable Insurance Trust; PIMCO ETF Trust; PIMCO Equity Series; PIMCO Equity Series VIT	Chief Legal Officer
Daniel Ivascyn Managing Director	Pacific Investment Mgt Co. LLC	Group Chief Investment Officer
Brent Richard Harris Managing Director	Pacific Investment Mgt Co. LLC	Executive Committee Member
	StocksPLUS Management, Inc.	Director and Vice President
	PIMCO Variable Insurance Trust; PIMCO ETF Trust	Trustee, Chairman and President of the Trust
	PIMCO Equity Series; PIMCO Equity Series VIT	Trustee, Chairman and Senior Vice President

	PIMCO Luxembourg S.A. and PIMCO Luxembourg II	Director
Andrew Balls Managing Director	PIMCO Europe Limited	Chief Investment Officer
Eric Sutherland Managing Director	PIMCO Investments	President
Tomoya Masanao Managing Director	PIMCO Japan Limited	Co-Head of Asia-Pacific Portfolio Management, Head of Japan office
22.	Parametric Portfolio Associates LLC:
Parametric Portfolio Associates LLC (“Parametric”), Minneapolis Investment Center, is located at 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435. Parametric is registered under the Investment Advisers Act of 1940, as amended, and delivers customized solutions to institutional investors. Information as to the directors and officers of the adviser for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Tom Lee Chief Investment Officer	St. Thomas Academy	Trustee
23.	Payden & Rygel:
Payden & Rygel is located at 333 South Grand Avenue, 39th Floor, Los Angeles, California 90071 and engages principally in the business of providing investment services to institutional clients. Information as to the directors and officers of Payden & Rygel for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Robin Creswell Managing Principal	Payden & Rygel Global Limited	Managing Director
Mark Morris, CFA Principal	Payden & Rygel Global Limited	Senior Portfolio Director
Nigel Jenkins, ASIP Principal	Payden & Rygel Global Limited	Strategy Director
Mary Beth Syal, CFA Managing Principal	Payden & Rygel Global Limited	Board Director
Brian Matthews, CFA Managing Principal	Payden/Kravitz Investment Advisers LLC	Co-Chairman of the Board
Joan Payden, CFA President and CEO	The Payden & Rygel Investment Group	Chairwoman, Trustee
James P. Sarni, CFA Managing Principal	The Payden & Rygel Investment Group	Trustee
Michael Salvay, CFA Managing Principal	The Payden & Rygel Investment Group	Trustee
24.	RBC Global Asset Management (UK) Limited:
RBC Global Asset Management (UK) Limited (“RBC GAM UK”), 77 Grosvenor Street, London, W1K 3JR, United Kingdom, is a wholly-owned subsidiary of Royal Bank of Canada Holdings (UK) Limited which is a wholly-owned subsidiary of Royal Bank of Canada. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of RBC GAM UK during the past two fiscal years is as follows:

Name and Position with Investment Adviser	Other Company	Position with Other Company
Clive Brown Executive Director	IFRS Advisory Council	Board Member
David Thomas Chairman	Great Ormond Street Hospital Children’s Charity	Board Member
	CLS Bank International	Board Member
	FICC Markets Standards Board	Consultant
25.	RREEF America L.L.C.:
RREEF America L.L.C. (“RREEF”), DWS Investments Australia Limited (“DIAL”) and DWS Alternatives Global Limited (“DWS Global”) (together, “RREEF”) are located at DWS, 222 South Riverside Plaza, Floor 34, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, 126 Phillip Street, Sydney, NSW 2000, Australia, and at The Willis Building, 30 Fenchurch Avenue, London, EC3M 5AD, United Kingdom, respectively. RREEF’s sole business activity is to serve as an investment advisor. RREEF is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RREEF have not held any positions with other companies during the past two fiscal years.

26.	Sands Capital Management, LLC:
Sands Capital Management, LLC (“Sands”) is located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. The directors, officers and/or partners of Sands have been engaged in the below capacities with other companies within the last two fiscal years:

Name and Position with Investment Adviser	Other Company	Position with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC	Investment Board Member
Jonathan Goodman General Counsel	Sands Capital Ventures, LLC	General Counsel and Chief Compliance Officer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC	Provides client relations service
27.	Schroder Investment Management North America Inc.:
Schroder Investment Management North America Inc. (“SIMNA”) is located at 7 Bryant Park, New York, New York 10018 and is an investment manager focusing on U.S. equity and U.S. fixed income securities. SIMNA is a registered investment advisor under the Investment Advisers Act of 1940, as amended. SIMNA is an affiliate of Schroders plc, a London Stock Exchange-listed financial services company. The directors and officers of SIMNA have not held any positions with other companies during the past two fiscal years.

28.	Schroder Investment Management North America Limited:
Schroder Investment Management North America Limited (“SIMNA Ltd”) is located at  1 London Wall Place, London EC2Y 5AU, United Kingdom. SIMNA Ltd is an indirect wholly-owned subsidiary of Schroders plc, a London Stock Exchange-listed global asset management company. The directors and officers of SIMNA Ltd have not held any positions with other companies during the past two fiscal years.

29.	Shenkman Capital Management, Inc.
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is a privately held corporation controlled by Mark R. Shenkman and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors, officers and/or partners of Shenkman for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Victor Rosenzweig Director	Olshan Frome & Wolosky LLP	Of Counsel

	Reverse Mortgage Investment Trust Inc.	Board Member
Bradley D. Belt Director	Orchard Global Asset Management	Vice Chairman
	Reverse Mortgage Investment Trust	Board Member
	Zurich American Life Insurance Company (NY)	Board Member
Mark R. Mitchell Director	N/A	N/A
30.	TCW Investment Management Company LLC:
The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, California 90017, consists principally of The TCW Group, Inc., the holding company, and the following investment advisers registered under the Investment Advisors Act of 1940: TCW Asset Management Company, TCW Investment Management Company LLC (“TCW”) and Metropolitan West Asset Management, LLC. Information as to the directors and officers of TCW for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Marc I. Stern Chairman	PBS SoCal; The John F. Kennedy Center for the Performing Arts	Trustee
	President’s Counsel of the Kennedy Center	Council Member, Founding Chairman
	Performing Arts Center of Los Angeles County; Los Angeles 2028 Olympic Committees (f/k/a Los Angeles 2024 Exploratory Committee)	Director
	California Institute of Technology; Metropolitan Opera; Los Angeles Opera; Mayor’s Fund of Los Angeles; Marc & Eva Stern Foundation; Milwaukee Brewers Baseball Club; The Alliance for Southern California Innovation, Base Hologram	Board Member
Meredith Jackson Executive Vice President, General Counsel & Secretary	MJ Fronty Vineyard LLC	Officer
	LA Philharmonic; Institutional Investor Forums	Board Member
	SIFMA Asset Management Group	Treasurer
David S. DeVito Executive Vice President and Chief Operating Officer	Loyola High School; Loyola Marymount University; Catholic Community Foundation	Board Member
	Archdiocese of Los Angeles	Committee Member
David Lippman Manager, President and the CEO	The Music Center	Board Member
	MWAM Holdings, LLC	Member

31.	TimesSquare Capital Management, LLC:
The business activity of TimesSquare Capital Management, LLC (“TSCM”), 7 Times Square, 42nd Floor, New York, New York 10036, is to serve as an investment adviser and assist in the selection of investment advisers. TSCM is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of TSCM have not held any positions with other companies during the past two fiscal years.

32.	WCM Investment Management, LLC:
WCM Investment Management, LLC (“WCM”) is located at 281 Brooks Street, Laguna Beach, California 92651. WCM is independently controlled entirely by its employees, and is registered with the SEC under the Investment Advisers Act of 1940, as amended. WCM specializes in providing innovative, equity investment advisory services. The directors and officers of WCM have not held any positions with other companies during the past two fiscal years.

33.	Weiss Multi-Strategy Advisers LLC:
Weiss Multi-Strategy Advisers LLC (“Weiss”), with principal offices at 320 Park Avenue, New York, NY 10022, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. It is a subsidiary of George Weiss Associates, LLC (“GWA, LLC”), a Connecticut Limited Liability Company. GWA, LLC is an independent, privately-owned asset management firm founded in 1998. GWA, LLC, in turn, is majority-owned by Weiss Family Interests LLC, which is majority-owned by various Weiss family trusts. A substantial number of Weiss’ employees also own minority interests in GWA, LLC. Information as to the principals and executive officers of Weiss during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Pierce Archer Chief Operating Officer	Weiss Multi-Strategy Funds LLC	Registered Representative
Steven Breen Chief Technology Officer	Weiss Multi-Strategy Funds LLC	Registered Representative
Jeff Dillabough Senior Vice President and General Counsel	Weiss Multi-Strategy Partners (Cayman) Ltd. Weiss Insurance Partners (Cayman) Ltd. Weiss Credit Opportunities Fund (Cayman) Ltd. Weiss DQM Fund (Cayman) Ltd. Weiss Insurance Partners II (Cayman) Ltd.	Director
Michele Lanzoni Senior Vice President and Controller	Weiss Multi-Strategy Funds LLC	Chief Financial Officer/ Financial and Operations Principal
Jena Roche Director of Investor Relations and Marketing	Weiss Multi-Strategy Funds LLC	Registered Representative
Victoria Stearns Chief Compliance Officer	Weiss Multi-Strategy Funds LLC	Chief Compliance Officer, Executive Representative
Hank Swiggett Chief Administrative Officer-Mutual Funds	Weiss Multi-Strategy Funds LLC	Registered Representative
Jordi Visser Chief Investment Officer and President	Weiss Multi-Strategy Funds LLC	Registered Representative
George Weiss Chief Executive Officer	Weiss Family Foundation	Sole Trustee
	Woodrow Wilson Foundation	Trustee Emeritus
	Somerset Reinsurance Ltd.	Director

	Say Yes to Education Inc	Founds and Board Member (non-profit)
	Weiss Family Interests LLC	Manager (transferred his ownership interest to his Revocable Trust DTD 4/1/1999)
	University of Pennsylvania	Board Member and Trustee Emeritus
	The Orphan Disease Pathway Foundation	Founder and Sole Trustee (non-profit)
	Weiss Multi-Strategy Funds LLC	Registered Representative
34.	Wellington Management Company LLP:
The business activity of Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210, is to serve as an investment adviser and assist in the selection of investment advisers. Wellington is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Wellington have not held any positions with other companies during the past two fiscal years.

35.	Western Asset Management Company, LLC:
Western Asset Management Company, LLC (“Western”) is located at 385 East Colorado Boulevard, Pasadena, California 91101, and the sole business activity of Western is to serve as an investment adviser. Western is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Western for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
James W. Hirschman III Director, Chief Executive Officer and President	Western Asset Management Capital Corporation	Director
John D. Kenney Non-Employee Director	Legg Mason, Inc. and Legg Mason Charitable Foundation, Inc.	Vice President
	OS Investors Holdings, LLC, OS Batterymarch Financial Management, Inc., ClearBridge Investments, LLC, Legg Mason ClearBridge Holdings LLC, Legg Mason Australia Holdings Pty Limited, EnTrustPermal Partners Holdings LLC, EnTrustPermal LLC, Martin Currie (Holdings) Limited, RARE Infrastructure International Pty Limited, RARE Infrastructure Limited, RARE Infrastructure (Europe) Pty Limited, RARE Infrastructure (North America) Pty Limited, RARE Holdings Pty Limited, Treasury RARE Holdings Pty Limited and Clarion Partners Holdings, LLC	Director
	Royce & Associates, GP, LLC, Legg Mason Royce Holdings, LLC, LM/Clarion I. LLC and LM/Clarion II, LLC	Manager
Thomas C. Merchant Non-Employee Director	Legg Mason, Inc.	Executive Vice President, General Counsel and Secretary

	Legg Mason & Co., LLC, The Baltimore Company, BMML, Inc., Brandywine Global Investment Management, LLC, Barrett Associates, Inc., Legg Mason Charitable Foundation, Inc., Legg Mason Commercial Real Estate Services, Inc., Legg Mason International Holdings, LLC, Legg Mason Realty Group, Inc., Legg Mason Realty Partners, Inc., Legg Mason Tower, Inc., Legg Mason Holdings, LLC, LM Capital Support V, LLC, LMOBC, Inc., Pelican Holdings I, LLC, Pelican Holdings II, LLC and Legg Mason Real Estate Securities Advisors, Inc.	Secretary
	QS Batterymarch Financial Management, Inc. and QS Investors Holdings, LLC	Director
	Western Asset Management Company Limited	Non-Executive Director
	Legg Mason Political Action Committee	Member and Secretary
Jennifer W. Murphy Director and Chief Operating Officer	Brandywine Global Investment Management (Europe) Limited and Legg Mason International Equities Limited	Former Director
	Legg Mason Political Action Committee and Brandywine Global Investment Management, LLC	Former Manager
	Western Asset Mortgage Capital Corporation	Director and Chief Executive Officer
Peter H. Nachtwey Non-Employee Director	Legg Mason, Inc.	Senior Executive Vice President and Chief Financial Officer
	Legg Mason & Co., LLC, BMML, Inc., Legg Mason Commercial Real Estate Services, Inc., Legg Mason Real Estate Securities Advisors, Inc., Legg Mason Realty Group, Inc., Legg Mason Realty Partners, Inc., Legg Mason Tower, Inc., LM BAM, Inc., LM Capital Support V, LLC and Gray Seifert & Company, LLC	Director and President

	Legg Mason Partners Fund Advisor, LLC, Legg Mason Fund Asset Management, Inc., Legg Mason International Holdings, LLC, Legg Mason Private Portfolio Group, LLC, Pelican Holdings I, LLC, Pelican Holdings II, LLC, Clarion Partners Holdings, LLC and LM Asset Services, LLC	Director
	QS Batterymarch Financial Management, Inc., Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, and Legg Mason Investment Counsel, LLC	Former Director
	Legg Mason ClearBridge Holdings LLC, ClearBridge, LLC, Royce & Associates, GP, LLC, Legg Mason Royce Holdings, LLC, LM/Clarion I, LLC and LM/Clarion II, LLC	Manager
	LM Capital Support V, LLC	Director and Vice President
	Legg Mason Charitable Foundation, Inc.	Vice President and Treasurer
Charles A. Ruys de Perez Secretary and General Counsel	Western Asset Holdings (Australia) Pty Ltd, Western Asset Management Company Pty Ltd, Western Asset Management Company Ltd., Western Asset Management Company Pte., Ltd. and Western Asset Management Company Limited	Director
36.	Western Asset Management Company Limited:
The sole business activity of Western Asset Management Company Limited (“WAMCL”) is to serve as an investment adviser. WAMCL is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of WAMCL is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
Michael B. Zelouf Director and Senior Executive Officer	Western Asset Management (UK) Holdings Limited	Director
Thomas C. Merchant Non-Employee Director	Legg Mason, Inc.	Executive Vice President, General Counsel and Secretary

	Legg Mason & Co., LLC, The Baltimore Company, BMML, Inc., Brandywine Global Investment Management, LLC, Barrett Associates, Inc., Legg Mason Charitable Foundation, Inc., Legg Mason Commercial Real Estate Services, Inc., Legg Mason International Holdings, LLC, Legg Mason Realty Group, Inc., Legg Mason Realty Partners, Inc., Legg Mason Tower, Inc., Legg Mason Holdings, LLC, LM Capital Support V, LLC, LMOBC, Inc., Pelican Holdings I, LLC, Pelican Holdings II, LLC and Legg Mason Real Estate Securities Advisors, Inc.	Secretary
	QS Batterymarch Financial Management, Inc. and QS Investors Holdings, LLC	Director
	Legg Mason Political Action Committee	Member and Secretary
	Western Asset Management Company	Non-Executive Director
Charles A. Ruys de Perez Secretary and General Counsel	Western Asset Holdings (Australia) Pty Ltd, Western Asset Management Company Pty Ltd, Western Asset Management Company Ltd., Western Asset Management Pte, Ltd. and Western Asset Management Company	Director
Item 32.	PRINCIPAL UNDERWRITERS
(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the 1940 Act, as amended:
FundVantage Trust
GuideStone Funds
Matthews International Funds (d/b/a Matthews Asia Funds)
Motley Fool Funds, Series of The RBB Fund, Inc.
New Alternatives Fund
Old Westbury Funds, Inc.
The Torray Fund
Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)
Versus Capital Real Assets Fund LLC
(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
(c)	Not applicable.
Item 33.	LOCATION OF ACCOUNTS AND RECORDS.
The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended are maintained in the physical possession of GuideStone Capital Management, LLC, the Registrant’s investment adviser, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, TX 75244. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s transfer agent, BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, PA 19406; administration agent and accounting agent, The Northern Trust Company, 333 South Wabash Avenue, Chicago, IL 60604 and 801 South Canal Street, Chicago, IL 60607; and the Registrant’s sub-advisers at their respective locations shown in the Statement of Additional Information.
Item 34.	MANAGEMENT SERVICES.
Not Applicable.
Item 35.	UNDERTAKINGS.
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 28th day of April, 2020.
GUIDESTONE FUNDS
By: /s/ John R. Jones
John R. Jones President
Pursuant to the requirements of the 1933 Act, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.
/s/ William Craig George*	Trustee, Chairman of the Board	April 28, 2020
William Craig George
/s/ Randall T. Hahn, D.Min.*	Trustee	April 28, 2020
Randall T. Hahn, D.Min.
/s/ Barry D. Hartis*	Trustee	April 28, 2020
Barry D. Hartis
/s/ Grady R. Hazel*	Trustee	April 28, 2020
Grady R. Hazel
/s/ David B. McMillan*	Trustee	April 28, 2020
David B. McMillan
/s/ Franklin R. Morgan*	Trustee	April 28, 2020
Franklin R. Morgan
/s/ John R. Morris*	Trustee	April 28, 2020
John R. Morris
/s/ Ronald D. Murff*	Trustee	April 28, 2020
Ronald D. Murff
/s/ Patrick Pattison	Vice President and Treasurer	April 28, 2020
Patrick Pattison	(principal financial officer)
*By: /s/ John R. Jones	Attorney-in-Fact	April 28, 2020
John R. Jones